                       Prospectus

                       December 11, 2000

                       A&B SHARES
                       Money Market Fund
                       Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund
                       U.S. Treasury Money Market Fund

                       Short-Term Bond Fund
                       Intermediate Bond Fund
                       U.S. Government Securities Fund
                       Aggregate Bond Fund
                       Bond IMMDEXTM Fund
                       Strategic Income Fund

                       Tax-Exempt Intermediate Bond Fund
                       Missouri Tax-Exempt Bond Fund
                       National Municipal Bond Fund

                       Balanced Income Fund
                       Balanced Growth Fund

                       Growth & Income Fund
                       Equity Income Fund
                       Relative Value Fund
                       Equity Index Fund
                       Large Cap Core Equity Fund
                       Large Cap Growth Fund
                       International Value Fund
                       International Growth Fund
                       MidCap Index Fund
                       MidCap Core Equity Fund
                       Small Cap Index Fund
                       Small Cap Core Equity Fund
                       Science & Technology Fund
                       MicroCap Fund

                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

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Table of Contents
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
Money Market Fund                                     1
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Tax-Exempt Money Market Fund                          3
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Ohio Tax-Exempt Money Market Fund                     6
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U.S. Government Money Market Fund                    10
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U.S. Treasury Money Market Fund                      13
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Short-Term Bond Fund,
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 Intermediate Bond Fund and Bond IMMDEXTM Fund       16
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U.S. Government Securities Fund                      21
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Aggregate Bond Fund                                  25
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Strategic Income Fund                                29
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Tax-Exempt Intermediate Bond Fund                    35
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Missouri Tax-Exempt Bond Fund                        39
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National Municipal Bond Fund                         43
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Balanced Income Fund                                 47
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Balanced Growth Fund                                 52
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Growth & Income Fund                                 56
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Equity Income Fund                                   60
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Relative Value Fund                                  64
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Equity Index Fund                                    68
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Large Cap Core Equity Fund                           72
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Large Cap Growth Fund                                75
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International Value Fund                             80
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International Growth Fund                            84
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MidCap Index Fund                                    88
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MidCap Core Equity Fund                              91
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Small Cap Index Fund                                 95
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Small Cap Core Equity Fund                           99
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Science & Technology Fund                           103
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MicroCap Fund                                       107
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Types of Investment Risk                            112
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Investing With Firstar Funds                        121
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   Share Classes Available                          121
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   Sales Charges and Waivers                        122
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   Purchasing Shares                                126
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   Redeeming Shares                                 129
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   Exchanging Shares                                132
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   Additional Shareholder Services                  132
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Additional Information                              133
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   Dividends, Capital Gains Distributions and Taxes 133
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   Management of the Funds                          135
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   Net Asset Value and Days of Operation            140
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Appendix                                            142
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   Financial Highlights                             142

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An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.


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Money Market Fund
Objective

[GRAPHIC]

The investment objective of the Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Money Market Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

The Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


[GRAPHIC]
Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990          8.05%
                              1991          5.87%
                              1992          3.42%
                              1993          2.67%
                              1994          3.84%
                              1995          5.54%
                              1996          5.00%
                              1997          5.14%
                              1998          5.14%
                              1999          4.57%

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The Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 4.23%.

--------------------------------------------------------------------------------

Best Quarter:    Q2 '89 2.33%
Worst Quarter:   Q2 '93 0.64%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                      1 Year 5 Years 10 Years
---------------------------------------------
Money Market Fund -
 Retail A Shares      4.57%   5.07%   4.91%
---------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Money Market Fund was 5.30%, and without giving effect to fee waivers was 5.18%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Retail A Shares of the Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Retail
                                           A Shares
---------------------------------------------------
Management Fees (before waivers)/3/         0.50%
Distribution and Service (12b-1) Fees
 (before waivers)/4/                        0.01%
Other Expenses (before waivers)/5/          0.51%
                                           -------
Total Annual Fund Operating Expenses
 (before waivers)                           1.02%
Fee Waivers and Expense Reimbursements/6/  (0.23)%
                                           -------
Net Annual Fund Operating Expenses/6/       0.79%
                                           =======
---------------------------------------------------

1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Money Market Fund which were acquired upon exchange for Retail
  B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Money Market
  Fund is 0.43% of the Fund's average daily net assets.
4 12b-1 fees after waivers currently are 0.01% of the average daily net assets of the Fund's Retail A Shares. The maximum 12b-1 fee applicable to this Fund is 0.25%.
 ................................................................................

2
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5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Money Market Fund currently are 0.35% of the Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Money Market Fund - Retail A Shares   $81    $353    $646    $1,481
--------------------------------------------------------------------

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Tax-Exempt Money Market Fund

Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.
 .............................................................................. 3
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Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

    Year-by-year total returns as of 12/31 each year (%) (Retail A Shares)

                             1990           5.48%
                             1991           4.24%
                             1992           2.64%
                             1993           2.06%
                             1994           2.49%
                             1995           3.44%
                             1996           3.06%
                             1997           3.13%
                             1998           2.97%
                             1999           2.58%

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The Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 2.52%.

--------------------------------------------------------------------------------

Best Quarter:   Q2 '89 1.58%
Worst Quarter:  Q1 '94 0.50%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                   1
                                 Year  5 Years 10 Years
-------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                 2.58%  3.03%   3.20%
-------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Tax-Exempt Money Market Fund was 3.66% and without giving effect to fee waivers was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                           Retail
                                          A Shares
--------------------------------------------------
Management Fees                            0.50%
Distribution and Service (12b-1) Fees
 (before waivers)/3/                       0.00%
Other Expenses (before waivers)/4/         0.43%
                                          -------
Total Annual Fund Operating Expenses
 (before waivers)                          0.93%
Fee Waivers and Expense Reimbusements/5/  (0.14)%
                                          -------
Net Annual Fund Operating Expenses/5/      0.79%
                                          =======
--------------------------------------------------

1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales
  Charge - Retail B Shares."
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A., is custodian.
3 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
 .............................................................................. 5
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4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------

Tax-Exempt Money Market Fund - Retail A
 Shares                                     $81    $336    $611    $1,397

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Ohio Tax-Exempt Money Market Fund
Objective
[GRAPHIC]


The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

                Examples of Ohio Municipal Securities
 . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 . bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 . municipal commercial paper and other short-term notes
 . variable rate demand notes
 . municipal bonds and leases
 . participation interests in any of the above

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.
 ................................................................................

6
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Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

Variable Rate Demand Notes
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

Temporary Investments
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to federal regular income tax.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the State or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.
 .............................................................................. 7
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The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:
1. the availability of tax and other revenues;
2. economic, political and demographic conditions within the state or region of the state; and
3. the underlying fiscal condition of the state, its counties and its municipalities and school districts.

See the Additional Statement for additional information regarding Ohio-state specific risks.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (a "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998           2.85%
                             1999           2.69%


The Ohio Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 2.49%.

--------------------------------------------------------------------------------

Best Quarter:   Q2  '98 0.78%
Worst Quarter:  Q2  '99 0.62%

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                Since inception
                       1 Year 5 Years 10 Years (December 2, 1997)
-----------------------------------------------------------------
Ohio Tax-Exempt Money
 Market Fund -
 Retail A Shares       2.69%    --      --           2.77%
-----------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Ohio Tax-Exempt Money Market Fund was 3.52% and without giving effect to fee waivers was 3.20%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Retail
                                           A Shares
---------------------------------------------------
Management Fees (before waivers)/3/         0.50%
Distribution and Service (12b-1) Fees
 (before waivers)/4/                        0.00%
Other Expenses (before waivers)/5/          0.63%
                                           -------
Total Annual Fund Operating Expenses
 (before waivers)                           1.13%
Fee Waivers and Expense Reimbursements/6/  (0.34)%
                                           -------
Net Annual Fund Operating Expenses/6/       0.79%
                                           =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Ohio Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent
  Deferred Sales Charge - Retail B Shares."
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Ohio Tax-Exempt
  Money Market Fund is 0.34% of the Fund's average daily net assets.
4 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax-Exempt Money Market
  Fund currently are 0.45% of the Fund's average daily net assets.
 .............................................................................. 9

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund - Retail A
 Shares                                        $81    $379    $699    $1,606

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Government Money Market Fund
Objective
[GRAPHIC]

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The U.S. Government Money Market Fund invests in short term dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares
will vary from day to day so that       Even though the U.S. Government Money
the dividends on your investment        Market Fund purchases mostly U.S.
will vary. The Fund is subject to       government obligations, shares of the
credit risk and interest rate risk.     Fund are not themselves issued or
Credit risk is the risk that an         guaranteed by any government agency.
issuer of fixed income securities
may default on its obligation to pay
interest and repay principal.
Interest rate risk is the risk that,
when interest rates increase, fixed
income securities will decline in
value.

There can be no assurance that the
U.S. government will provide
financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                   [GRAPH]

                               1990     7.71%
                               1991     5.56%
                               1992     3.30%
                               1993     2.61%
                               1994     3.76%
                               1995     5.39%
                               1996     4.92%
                               1997     4.97%
                               1998     4.95%
                               1999     4.41%

The U.S. Government Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 4.12%.

--------------------------------------------------------------------------------

Best Quarter:   Q2 '89 2.24%
Worst Quarter:  Q2 '93 0.63%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)

-------------------------------------------------------------
                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                      4.41%   4.92%   4.75%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the
U.S. Government Money Market Fund was 4.66%, and without giving effect to fee waivers was 4.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the U.S. Government Money Market Fund.
 ............................................................................. 11

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--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Retail
                                           A Shares
---------------------------------------------------
Management Fees (before waivers)/3/         0.50%
Distribution and Service (12b-1) Fees
 (before waivers)/4/                        0.00%
Other Expenses (before waivers)/5/          0.66%
                                           -------
Total Annual Fund Operating Expenses
 (before waivers)                           1.16%
Fee Waivers and Expense Reimbursements/6/  (0.37)%
                                           -------
Net Annual Fund Operating Expenses/6/       0.79%
                                           =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the U.S. Government Money Market Fund which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent
  Deferred Sales Charge - Retail B Shares."
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the U.S. Government
  Money Market Fund is 0.31% of the Fund's average daily net assets.
4 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market
  Fund currently are 0.48% of the Fund's average daily net assets.
6  Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Government Money Market
  Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                      $81    $385    $712    $1,637

--------------------------------------------------------------------------------

U.S. Treasury Money Market Fund
Objective
[GRAPHIC]


The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

Even though the U.S. Treasury Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not
--------------------------------------------------------------------------------
 ............................................................................. 13

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares.

On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (a "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Firstar Stellar Treasury Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990           7.64%
                             1991           5.49%
                             1992           3.26%
                             1993           2.54%
                             1994           3.51%
                             1995           5.26%
                             1996           4.77%
                             1997           4.86%
                             1998           4.61%
                             1999           4.06%


The U.S. Treasury Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 3.81%.

--------------------------------------------------------------------------------

Best Quarter:   Q3 '90 1.89%
Worst Quarter:  Q4 '93 0.62%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                   1 Year 5 Years 10 Years
----------------------------------------------------------
U.S. Treasury Money Market Fund -
 Retail A Shares                   4.06%   4.71%   4.59%

--------------------------------------------------------------------------------

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the U.S. Treasury Money Market Fund was 3.98%, and without giving effect to fee waivers was 3.98%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the U.S. Treasury Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees                                   0.44%
Distribution and Service (12b-1) Fees (before
 waivers)/3/                                      0.15%
Other Expenses (before waivers)/4/                0.39%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.98%
Fee Waivers and Expense Reimbursements/5/        (0.04)%
                                                 -------
Net Annual Fund Operating Expenses/5/             0.94%
                                                 =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the U.S. Treasury Money Market Fund which were acquired upon exchange for Retail B Shares. The contingent deferred sales charge is described under the heading "Investing with Firstar Funds - Contingent Deferred Sales Charge - Retail B Shares."
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 12b-1 fees after waivers currently are 0.15% of the average daily net assets of the U.S. Treasury Money Market Fund's Retail A Shares. The maximum 12b-1 fee applicable to this Fund is 0.25%.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market Fund currently are 0.35% of the Fund's average daily net assets.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Treasury Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.94% of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that
 ............................................................................. 15

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
U.S. Treasury Money Market Fund - Retail A
 Shares                                      $96    $330    $582    $1,305

--------------------------------------------------------------------------------

Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund
Objectives
[GRAPHIC]

The investment objective of the Short-Term Bond Fund (formerly Short-Term Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index (the "Lehman 1-3 Index").

The investment objective of the Intermediate Bond Fund (formerly Intermediate Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Intermediate Index").

The investment objective of the Bond IMMDEX(TM) Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the "Lehman Index").

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Fund; more than three years but less than ten for the Intermediate Bond Fund; and more than five years for the Bond IMMDEX(TM) Fund during normal market conditions.

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65% of total assets in the following types of debt securities:

 . U.S. government   . U.S. government
 . Stripped U.S.       agencies
  government        . Corporate
 . Collateralized    . Medium-term
  mortgage            notes
  obligations       . Eurobonds
 . Asset-backed and
  mortgage-backed
  obligations

Duration Defined:
"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

For Example
The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.

On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

Investment Grade Securities are:
securities rated in the highest 4 categories by S&P, Moody's or another nationally recognized rating agency.

Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.

Description of Bond Indices
The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:
 .U.S. Treasury securities
 .U.S. government agency securities
 .U.S. dollar denominated debt of certain foreign sovereign or supranational entities
 .investment-grade corporate debt obligations

The indices require that investment-grade corporate debt obligations must:
 .be fixed-rate debt (as opposed to variable-rate debt);
 .have at least one year until maturity;
 .have a minimum outstanding par value of $100 million
 .have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch IBCA.

The indices also require the following maturities for each debt obligation:

--------------------------------------------------------------------------------

Index                Length of Maturity
--------------------------------------------------------------------------
Lehman 1-3 Index     From one to three years remaining until maturity

Lehman Intermediate
 Index               From one to 10 years remaining until maturity

Lehman Index         From one to 30 years or more remaining until maturity

--------------------------------------------------------------------------------

The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1999.

--------------------------------------------------------------------------------

                           Bond Issues Dollar Value
----------------------------------------------------
Lehman 1-3 Index              1,059    $ 974 billion

Lehman Intermediate Index       406    $2.6 trillion

Lehman Index                    829    $3.6 trillion

--------------------------------------------------------------------------------
 ............................................................................. 17

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Retail A Shares from year to year; and (b) how the average annual returns of a Fund's Retail A Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced. The bar chart does not reflect the sales load applicable to Retail A and B shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one calendar year's performance, no average annual returns are shown for that class in this section.

 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------



                                    [GRAPH]

      Year-by year total return as of 12/31 each year (%) (Retail Shares)

           Short-Term Bond Fund        Intermediate Bond        Bond IMMDEX

1990              7.62%                                             8.22%
1991             13.50%                                            16.58%
1992              6.85%                                             7.56%
1993              6.47%                                            10.96%
1994              0.93%                     (2.09)%               (3.06)%
1995             10.47%                      14.99%                19.28%
1996              4.73%                       3.81%                 2.79%
1997              6.13%                       7.07%                 9.16%
1998              6.31%                       7.64%                 8.94%
1999              3.11%                       0.75%               (1.64)%


The Short Term Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 5.25%.

The Intermediate Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 6.04%.

The Bond IMMDEX(TM) Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 7.01%.

--------------------------------------------------------------------------------

                Short-Term Bond Fund Intermediate Bond Fund  Bond IMMDEX(TM) Fund
---------------------------------------------------------------------------------
Best Quarter:      Q4   '91    4.18%     Q2    '95     4.96%    Q2   '95    6.58%
Worst Quarter:     Q4   '92   -0.45%     Q1    '94    -2.04%    Q1   '94   -2.90%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)

----------------------------------------------------------------------------
                                                           Since inception
                                   1 Year 5 Years 10 Years (inception date)
----------------------------------------------------------------------------
Short-Term Bond Fund -
 Retail A Shares                   -1.03%  5.26%   6.12%         --

Lehman Brothers 1-3 Year
 Government/Credit Bond Index       3.15%  6.55%   6.64%         --

Intermediate Bond Fund -
 Retail A Shares                   -3.32%  5.87%     --         5.09%
                                                           (January 5, 1993)

Lehman Brothers Intermediate
 Government/Credit Bond Index       0.39%  7.10%     --         5.94%
                                                           (January 5, 1993)

Bond IMMDEX(TM) Fund -
 Retail A Shares                   -5.58%  6.61%   7.23%         --

Lehman Brothers Government/Credit
 Bond Index                        -2.15%  7.61%   7.65%         --
----------------------------------------------------------------------------

Each of the Lehman Brothers 1-3 Year Government/Credit Bond Index, Intermediate Government/Credit Bond Index and Government/Credit Bond Index is a widely-recognized unmanaged index of bond prices
 ............................................................................. 19

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Government/Credit Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None
------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                             Short-Term     Intermediate Bond  Bond IMMDEX(TM)
                              Bond Fund           Fund              Fund
                          Retail A Retail B Retail A Retail B Retail A Retail B
                           Shares   Shares   Shares   Shares   Shares   Shares
-------------------------------------------------------------------------------
Management Fees (before
 waivers)/3/                0.60%    0.60%    0.50%    0.50%   0.30%    0.30%
Distribution and Service
 (12b-1) Fees/4/            0.00%    0.75%    0.00%    0.75%   0.00%    0.75%
Other Expenses/5/           0.52%    0.52%    0.45%    0.45%   0.43%    0.43%
                          -------  -------  -------  -------   -----    -----
Total Annual Fund
 Operating Expenses
 (before waivers)           1.12%    1.87%    0.95%    1.70%   0.73%    1.48%
Fee Waivers and Expense
 Reimbursements/6/        (0.27)%  (0.27)%  (0.10)%  (0.10)%      -        -
                          -------  -------  -------  -------   -----    -----
Net Annual Fund
 Operating Expenses/6/      0.85%    1.60%    0.85%    1.60%   0.73%    1.48%
                          =======  =======  =======  =======   =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


3 As a result of fee waivers, the current management fees of the Short-Term
  Bond Fund and Intermediate Bond Fund are 0.33% and 0.40% of the respective Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Funds do not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of each Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than: 0.85% of average daily net assets for Retail A Shares of the Short-Term Bond Fund; 1.60% of average daily net assets for Retail B Shares of the Short-Term Bond Fund; 0.85% of average daily net assets for Retail A Shares of the Intermediate Bond Fund and 1.60% of average daily net assets for Retail B Shares of the Intermediate Bond Fund; and 0.73% of average daily net assets for Retail A Shares of the Bond IMMDEX(TM) Fund and 1.48% of average daily net assets for Retail B Shares of the Bond IMMDEX(TM) Fund for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                               1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------
Short-Term Bond Fund - Retail A Shares          $483   $715   $  966   $1,682
Short-Term Bond Fund - Retail B Shares
 Assuming complete redemption at end of period   663    860    1,184    1,787
 Assuming no redemption                          163    560      984    1,787
Intermediate Bond Fund - Retail A Shares         483    681      895    1,510
Intermediate Bond Fund - Retail B Shares
 Assuming complete redemption at end of period   663    826    1,113    1,617
 Assuming no redemption                          163    526      913    1,617
Bond IMMDEXTM - Retail A Shares                  472    624      790    1,270
Bond IMMDEXTM - Retail B Shares
 Assuming complete redemption at end of period   651    768    1,008    1,378
 Assuming no redemption                          151    468      808    1,378

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
U.S. Govenment Securities Fund
Objective
[GRAPHIC]

The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

 ............................................................................. 21

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Statement of Additional Statement (the "Additional Statement") describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the agreement.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 2, 1988 as the Mercantile U.S. Government Securities Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years). Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990          11.04%
                              1991          13.98%
                              1992           5.48%
                              1993           8.77%
                              1994         (2.74)%
                              1995          14.95%
                              1996           3.01%
                              1997           6.37%
                              1998           6.43%
                              1999           0.69%


The U.S. Government Securities Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 5.84%.

--------------------------------------------------------------------------------

Best Quarter:   Q3 '91  5.40%
Worst Quarter:  Q1 '94 -2.60%

--------------------------------------------------------------------------------
 ............................................................................. 23

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                         Since Inception
                                 1 Year 5 Years 10 Years (Inception date)
-------------------------------------------------------------------------
U.S. Government Securities Fund
 Retail A Shares                 -3.36%  5.32%   6.23%        6.53%
                                                          (June 2, 1988)

Lehman Brothers Intermediate
Government Bond Index             0.49%  6.93%   7.10%        7.55%
                                                          (May 31, 1988)

U.S. Government Securities Fund
 Retail B Shares                 -4.60%    --      --         4.01%
                                                         (May 11, 1995)*

Lehman Brothers Intermediate
Government Bond Index             0.49%    --      --         6.24%
                                                         (April 30, 1995)
-------------------------------------------------------------------------

* Date of initial public investment.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. Government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the U.S. Government Securities Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None
------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail     Retail
                                       A Shares   B Shares
----------------------------------------------------------
Management Fees (before waivers)/3/     0.60%      0.60%
Distribution and Service (12b-1) Fees   0.00%/4/   0.75%
Other Expenses/5/                       0.48%      0.48%
                                       -------    -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.08%      1.83%
Fee Waivers and Expense
 Reimbursements/6/                     (0.10)%    (0.10)%
                                       -------    -------
Net Annual Fund Operating Expenses/6/   0.98%      1.73%
                                       =======    =======
----------------------------------------------------------

1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the U.S. Government
  Securities Fund is 0.50% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.98% and 1.73%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
U.S. Government Securities Fund - Retail A
 Shares                                        $496   $720   $  962   $1,655
U.S. Government Securities Fund - Retail B
 Shares
 Assuming complete redemption at end of
  period                                        676    865    1,180    1,761
 Assuming no redemption                         176    565      980    1,761

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.

--------------------------------------------------------------------------------
Aggregate Bond Fund

Objective
[GRAPHIC]

The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Fund also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they
 ............................................................................. 25

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

Principal Risks

[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
 ................................................................................

26
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Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 15, 1988 as the Mercantile Government & Corporate Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years). Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

90      6.46
91     15.23
92      5.78
93      9.07
94     -2.92
95     16.73
96      1.83
97      8.03
98      8.68
99     -2.01


The Aggregate Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 6.65%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95  5.60%
Worst Quarter:  Q 1 '96 -2.79%

--------------------------------------------------------------------------------
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Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                          Since Inception
                                1 Year 5 Years 10 Years  (Inception date)
---------------------------------------------------------------------------
Aggregate Bond Fund -
 Retail A Shares                -5.92%  5.61%   6.08%          6.47%
                                                          (June 15, 1988)

Lehman Brothers Aggregate Bond  -0.82%  7.73%   7.70%          8.34%
 Index                                                    (May 31, 1988)
Aggregate Bond Fund -
 Retail B Shares                -7.28%    --      --           5.05%
                                                         (March 7, 1995)*

Lehman Brothers Aggregate Bond  -0.82%    --      --           7.04%
 Index                                                  (February 28, 1995)

--------------------------------------------------------------------------------
* Date of initial public investment.

The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Aggregate Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                     None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None
------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail     Retail
                                       A Shares   B Shares
----------------------------------------------------------
Management Fees (before waivers)/3/     0.50%      0.50%
Distribution and Service (12b-1) Fees   0.00%/4/   0.75%
Other Expenses/5/                       0.49%      0.49%
                                       -------    -------
Total Annual Fund Operating Expenses
 (before waivers)                       0.99%      1.74%
Fee Waivers and Expense
 Reimbursements/6/                     (0.06)%    (0.06)%
                                       -------    -------
Net Annual Fund Operating Expenses/6/   0.93%      1.68%
                                       =======    =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
 ................................................................................

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2  A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
   systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Aggregate Bond Fund is 0.44% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% and 1.68%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Aggregate Bond Fund - Retail A Shares        $491   $697   $  919   $1,559
Aggregate Bond Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      671    842    1,138    1,665
 Assuming no redemption                       171    542      938    1,665

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.

Strategic Income Fund
Objective
[GRAPHIC]

The investment objective of the Strategic Income Fund is to generate high current income. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund attempts to achieve its investment goal by investing its assets in a core group of securities as shown in the box to the right. The Adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the Fund invests approximately 40% of its assets in short to long-term, investment grade U.S. government and corporate fixed-income securities (category 1). The Fund invests between 0% to 20% of its assets in each of the other categories (categories 2 through 6). Overall, the Fund will have at least 65% of its assets invested in securities that produce income.

The Fund's investment categories:

1.  U.S. government & corporate fixed-income securities

2.  International securities

3.  Real estate investment trusts

4.  Domestic equity securities

5.  Money market securities

6.  Mortgage and asset-backed securities

--------------------------------------------------------------------------------
 ............................................................................. 29
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To aid in selecting securities, the Adviser will use the following techniques:
 .fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
 .use of ratings assigned by nationally recognized statistical rating organizations (when needed);
 .credit research;
 .review of issuers' historical performance;
 .examination of issuers' dividend growth record;
 .consideration of market trends; and
 .hedging through the use of options and futures.

Domestic Fixed-Income Securities
As noted above, the Fund will invest in domestic corporate debt obligations, obligations of the United States, and notes, bonds and discount notes of U.S. government agencies or instrumentalities. The Adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the Adviser must consider them to be of similar quality to the rated securities before the Fund may invest in them.

U.S. Government Securities
The Fund may invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities.

International Securities
The Fund may invest in international securities (including other investment companies that invest primarily in international securities). The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depository Receipts or International Depository Receipts (ADRs or IDRs). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the Fund may invest in them.

Real Estate Investment Trusts

The Fund may invest in equity or mortgage REITs that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

A REIT (real estate investment trust) is a managed portfolio of real estate investments.

Domestic Equity Securities
The Fund's domestic equity securities consist of high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The Fund may also invest in warrants and securities convertible into common stocks of these U.S.
companies.
 ................................................................................

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Money Market Instruments
The Fund may invest in U.S. and foreign short-term money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of comparable quality to the other obligations in which the Fund may invest.

Mortgage and Asset-Backed Securities
The Fund may invest in mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund is also subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.
 ............................................................................. 31
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The Fund is also subject to portfolio turnover risk. The Fund purchases and sells securities to capture dividends on particular securities. The Fund will purchase a security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend. The Fund will then sell the security after the ex-dividend date. This practice could result in the Fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the Fund.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Stellar Strategic Income Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund. The Fund's Retail A Shares commenced operations on March 31, 2000. Because the Fund's Retail A Shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The average annual total return calculation reflects an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years). Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.
 ................................................................................

32
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                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                              1990
                              1991
                              1992
                              1993
                              1994
                              1995          13.24%
                              1996           5.29%
                              1997           9.49%
                              1998         (3.19)%
                              1999         (5.80)%


The Strategic Income Fund's total return for Retail B Shares for the nine-month period ending September 30, 2000 was 9.58%.

--------------------------------------------------------------------------------

Best Quarter:   Q2 '97  4.59%
Worst Quarter:  Q1 '99 -2.72%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail B Shares)
--------------------------------------------------------------------------------

                                                              Since inception
                                   1 Year  5 Years 10 Years (December 12, 1994)
-------------------------------------------------------------------------------
Strategic Income Fund -
 Retail B Shares                   -10.19%  3.40%    --            3.78%

Lehman Brothers Government/Credit
 Bond Index                         -2.15%  7.61%    --            7.66%

--------------------------------------------------------------------------------

The Lehman Brothers Government/Credit Bond Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 33
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.95%    0.95%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.54%    0.54%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.49%    2.24%
Fee Waivers and Expense
 Reimbursements/6/                     (0.04)%  (0.54)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.45%    1.70%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3  As a result of fee waivers, the current management fee of the Strategic
   Income Fund is 0.91% of the Fund's average daily net assets.
4  The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year. The Fund has contractually agreed to waive 12b-1 fees for Retail B Shares until October
   31, 2001 so that such fees will not exceed 0.25% of the average daily net assets of the Fund's Retail B Shares.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A and Retail B Shares of the Fund until
   October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.45% and 1.70%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

34
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Strategic Income Fund - Retail A Shares      $542   $848   $1,177   $2,104
Strategic Income Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      672    946    1,345    2,158
 Assuming no redemption                       172    646    1,145    2,158

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund

Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:
 .investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency)
 .unrated at the time of purchase but determined to be of comparable quality by the Adviser
 .municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's
 .tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.
 ............................................................................. 35
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Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
The bar chart does not reflect the sales load applicable to Retail A and B Shares. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one calendar year's performance, no average annual returns are shown for that class in this section.
 ................................................................................

36
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                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991
                              1992
                              1993
                              1994         (1.73)%
                              1995          10.26%
                              1996           3.53%
                              1997           5.79%
                              1998           5.01%
                              1999           0.15%


The Tax-Exempt Intermediate Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 3.72%.

--------------------------------------------------------------------------------

Best Quarter:    Q1 '95  3.88%
Worst Quarter:   Q1 '94 -2.75%
------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                              Since inception
                                     1 Year 5 Years 10 Years (February 8, 1993)
-------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
 Retail A Shares                     -3.88%  4.03%    --           3.60%

Lehman Brothers 5-Year
General Obligation Bond Index         0.71%  5.81%    --           5.03%

--------------------------------------------------------------------------------

The Lehman Brothers 5-year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.
 ............................................................................. 37
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Tax-Exempt Intermediate Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)     4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.50%    0.50%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.61%    0.61%
                                       -------  -------
Total Annual Operating Expenses
 (before waivers)                       1.11%    1.86%
Fee Waivers and Expense
 Reimbursements/6/                     (0.11)%  (0.11)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.00%    1.75%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Tax-Exempt
  Intermediate Bond Fund is 0.39% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.00% and 1.75%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

38
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                             1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -Retail A
 Shares                                       $498   $728   $  976   $1,687
Tax-Exempt Intermediate Bond Fund -Retail B
 Shares
 Assuming complete redemption at end of
  period                                       678    874    1,195    1,793
 Assuming no redemption                        178    574      995    1,793

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund
Objective
[GRAPHIC]

The investment objective of the Missouri Tax-Exempt Bond Fund is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, and at least 65% of its total assets in Missouri municipal securities, which are securities issued by the State of Missouri and other government issuers and that pay interest which is exempt from both federal income tax and Missouri state income tax.

What Are Municipal Securities? State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds, together with any investments in taxable obligations, will not exceed 20% of its total assets.

Average Weighted Maturity gives you the average time until all debt obligations, including municipal securities, in the Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by the Fund with each maturity "weighted" according to the percentage of assets which it represents.

 .............................................................................39
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In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as Standard & Poor's or Moody's, or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

Principal Risks

[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk, prepayment risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation paid by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Missouri state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by entities located in the state of Missouri and the interest on which is paid solely from revenues of similar projects. Missouri's economy is largely comprised of services, manufacturing (primarily defense, transportation and other durable goods), wholesale and retail trade, and state and local government. The exposure to these industries leaves Missouri vulnerable to an economic slowdown associated with the business cycles of such industries. Because defense-related business plays an important role in Missouri's economy, declining defense appropriations, military base closings in Missouri and federal downsizing also may continue to have an adverse impact on the State. From time to time, Missouri's political subdivisions have encountered financial difficulties.

 ................................................................................

40
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 ................................................................................

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--------------------------------------------------------------------------------

Investing in the Fund has added risks because the Fund is a non-diversified fund under the 1940 Act, subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on July 15, 1988 as the Mercantile Missouri Tax-Exempt Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio.

The Predecessor Mercantile Portfolio commenced operations on July 15, 1988 as a separate investment portfolio (the "Predecessor ARCH Portfolio") of The ARCH Tax-Exempt Trust. On October 2, 1995, the Predecessor ARCH Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to that reorganization, the Predecessor ARCH Portfolio offered and sold shares that were similar to the Fund's Institutional Shares. Total returns for periods prior to October 2, 1995 reflect the performance of Institutional Shares of the Predecessor ARCH Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years). Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991          11.52%
                              1992           8.75%
                              1993          11.63%
                              1994         (5.78)%
                              1995          16.89%
                              1996           2.90%
                              1997           8.08%
                              1998           5.11%
                              1999         (3.08)%


The Missouri Tax-Exempt Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 6.17%.

 ............................................................................. 41

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '95  7.58%
Worst Quarter:  Q 1 '94 -5.57%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                           Since inception
                                 1 Year 5 Years 10 Years   (inception date)
-----------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -
 Retail A Shares                 -6.92%  4.93%    --            5.76%
                                                         (September 28, 1990)

Lehman Brothers Municipal Bond
 Index                           -2.06%  6.91%    --            5.91%
                                                         (September 30, 1990)

Missouri Tax-Exempt Bond Fund -
 Retail B Shares                 -8.47%    --     --            3.60%
                                                           (March 7, 1995)*

Lehman Brothers Municipal Bond
 Index                           -2.06%  6.91%    --            7.14%
                                                         (February 28, 1995)

--------------------------------------------------------------------------------
* Date of initial public investment.

The Lehman Brothers Municipal Bond Index is a widely-recognized unmanaged index that tracks the performance of municipal bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Missouri Tax-Exempt Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                      Retail    Retail
                                      A Shares  B Shares
--------------------------------------------------------
Management Fees                        0.45%     0.45%
Distribution and Service (12b-1)
 Fees/3/                               0.00%     0.75%
Other Expenses/4/                      0.52%     0.52%
                                       -----     -----
Total Annual Fund Operating Ex-
 penses/5/                             0.97%     1.72%
                                       =====     =====

--------------------------------------------------------------------------------
 ................................................................................

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--------------------------------------------------------------------------------

1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.97% and 1.72%, respectively, of the Fund's average daily assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -Retail A
 Shares                                     $495   $697    $ 915   $1,542
Missouri Tax-Exempt Bond Fund - Retail B
 Shares
 Assuming complete redemption at end of
  period                                     675    842    1,133    1,649
 Assuming no redemption                      175    542      933    1,649

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
National Municipal Bond Fund

Objective
[GRAPHIC]

The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under
 ............................................................................. 43

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
 ................................................................................

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--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index. The Fund began investment operations on November 18, 1996 as the Mercantile National Municipal Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. ( a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Mutual Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 4.00% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years). Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991
                              1992
                              1993
                              1994
                              1995
                              1996
                              1997           9.94%
                              1998           5.94%
                              1999         (4.33)%


The National Municipal Bond Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 7.24%.

--------------------------------------------------------------------------------

Best Quarter:   Q 3 '97  3.72%
Worst Quarter:  Q 2 '99 -2.76%

--------------------------------------------------------------------------------
 ............................................................................. 45
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Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                          Since Inception
                                1 Year 5 Years 10 Years  (Inception date)
---------------------------------------------------------------------------
National Municipal Bond Fund -
 Retail A Shares                -8.12%   --      --            2.31%
                                                        (November 18, 1996)
 Retail B Shares                -9.95%   --      --            1.94%
                                                        (November 18, 1996)

Lehman Brothers Municipal Bond
 Index - 10 Year                -1.25%   --      --            4.53%
                                                        (November 30, 1996)

--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund

[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the National Municipal Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         4.00%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees                         0.55%    0.55%
Distribution and Service (12b-1)
 Fees/3/                                0.00%    0.75%
Other Expenses/4/                       0.46%    0.46%
                                        -----    -----
Total Annual Fund Operating
 Expenses/5/                            1.01%    1.76%
                                        =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
 ................................................................................

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4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.01% and 1.76%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
National Municipal Bond Fund -
 Retail A Shares                            $499   $709    $ 936   $1,587
National Municipal Bond Fund -  Retail B
 Shares
Assuming complete redemption at end of
 period                                      679    854    1,154    1,693
Assuming no redemption                       179    554      954    1,693

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.

--------------------------------------------------------------------------------
Balanced Income Fund

Objective
[GRAPHIC]

The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.




 ............................................................................. 47

 ................................................................................

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--------------------------------------------------------------------------------

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

--------------------------------------------------------------------------------

Equity Securities            50% (no less than 20%, no more than 60%)

Fixed Income Securities      50% (no less than 40%)

--------------------------------------------------------------------------------

NOTE: The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Fund primarily invests in common stock of domestic companies the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." The Adviser also generally looks for companies with stock market capitalizations over $750 million. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share.

The Adviser looks for companies with attractive fundamental financial characteristics such as:

1. low debt
2. high return on equity
3. consistent revenue and earnings per share growth over the prior three to five years

The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.

 .Corporate
 .U.S. government agency
 .Asset-backed and mortgage-backed obligations
 .U.S. government
 .U.S. Treasury
 .Stripped U.S. government
 .Money market instruments

Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990     4.54%
                                1991    31.92%
                                1992     8.74%
                                1993     8.60%
                                1994    -2.00%
                                1995    25.41%
                                1996    17.71%
                                1997    22.77%
                                1998    16.52%
                                1999     1.14%

The Balanced Income Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 6.65%.
 ............................................................................. 49

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Best Quarter:   Q2 '97 10.34%
Worst Quarter:  Q3 '90 -5.49%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                            1 Year 5 Years 10 Years
---------------------------------------------------
Balanced Income Fund -
 Retail A Shares            -4.44% 15.17%   12.45%

S&P 500 Index               21.04% 28.86%   18.21%

Lipper Balanced Fund Index   8.98% 16.33%   12.26%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Balanced Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------
 ................................................................................

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%
Distribution and Service
 (12b-1) Fees/4/                        0.00%    0.75%
Other Expenses/5/                       0.58%    0.58%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.33%    2.08%
Fee Waivers and Expense
 Reimbursements/6/                     (0.11)%  (0.11)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.22%    1.97%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Balanced Income
  Fund is 0.64% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% and 1.97%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Balanced Income Fund - Retail A Shares       $667   $938   $1,228   $2,053
Balanced Income Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      700    941    1,307    2,031
 Assuming no redemption                       200    641    1,107    2,031

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
 ............................................................................. 51

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Balanced Growth Fund
Objective
[GRAPHIC]

The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Credit Bond Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

Investment Policy
--------------------------------------------------------------------------------

Fixed Income       at least 25%

Equity Securities  at least 50% (no more than 65%)

--------------------------------------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 48 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.

The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income
The Fund may purchase the following types of fixed income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and            .Money market instruments
 mortgage-backed
 obligations
 .U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment- grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its
 ................................................................................
52

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of a Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would have been reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one calendar year's performance, no average annual returns are shown for that class in this section.

 ............................................................................. 53
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     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993     8.24%
                                1994   (4.27)%
                                1995    26.23%
                                1996    12.31%
                                1997    17.22%
                                1998    16.20%
                                1999     4.02%


The Balanced Growth Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 11.88%.

--------------------------------------------------------------------------------

Best Quarter:   Q3 '98 14.02%
Worst Quarter:  Q4 '98 -8.04%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                    Since inception
                            1 Year 5 Years 10 Years (March 30, 1992)
--------------------------------------------------------------------
Balanced Growth Fund -
 Retail A Shares            -1.71% 13.67%    --          10.52%

S&P 500 Index               21.04% 28.86%    --          20.78%

Lipper Balanced Fund Index   8.98% 16.33%    --          12.52%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Balanced Growth Fund.
 ................................................................................

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Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.52%    0.52%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.27%    2.02%
Fee Waivers and Expense
 Reimbursements/6/                     (0.05)%  (0.05)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.22%    1.97%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Balanced Growth
  Fund is 0.70% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% and 1.97%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 55
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Balanced Growth Fund - Retail A Shares       $667   $926   $1,204   $1,995
Balanced Growth Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      700    928    1,283    1,973
 Assuming no redemption                       200    628    1,083    1,973

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Growth & Income Fund

Objective
[GRAPHIC]

The investment objective of the Growth & Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks
The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend paying securities.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium- to Large-Sized Companies
The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 48 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term
 ................................................................................

56
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Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one calendar year's performance, no average annual returns are shown for that class in this section.
 ............................................................................. 57
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     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990    -0.28%
                                1991    22.22%
                                1992     5.48%
                                1993     6.64%
                                1994     0.14%
                                1995    34.53%
                                1996    24.70%
                                1997    33.23%
                                1998    22.44%
                                1999     2.75%


The Growth & Income Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 8.53%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98 17.70%
Worst Quarter:  Q 3 '98 -9.30%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                        1 Year 5 Years 10 Years
-----------------------------------------------
Growth & Income Fund -
 Retail A Shares        -2.91% 21.59%   13.82%

S&P 500 Index           21.04% 28.56%   18.21%

Custom Index            16.88% 25.75%   16.79%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Custom Index is comprised of 50% of returns of the S&P 500 index and 50% of returns of the S&P BARRA Value Index. The S&P BARRA Value Index is an unmanaged market capitalization weighted index consisting of approximately 50% of the stocks in the S&P 500 index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Growth & Income Fund.
 ................................................................................

58
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Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees                         0.75%    0.75%
Distribution and Service (12b-1)
 Fees/3/                                0.00%    0.75%
Other Expenses/4/                       0.44%    0.44%
                                        -----    -----
Total Annual Fund Operating
 Expenses/5/                            1.19%    1.94%
                                        =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% and 1.94%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 59
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--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Growth & Income Fund - Retail A Shares       $665   $907   $1,168   $1,914
Growth & Income Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      697    909    1,247    1,891
 Assuming no redemption                       197    609    1,047    1,891

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Equity Income Fund

Objective
[GRAPHIC]

The investment objective of the Equity Income Fund is to seek to provide an above-average level of income consistent with long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests primarily in the common stocks of value companies with large market capitalizations (generally, $5 billion or higher). In selecting these stocks, the Adviser evaluates a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices and total return potential. The Adviser also examines other measures of valuation, including cash flow, asset value and book value.

Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of outstanding shares.

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing (dividend-paying) equity securities, primarily common stocks. These stocks generally will be listed on a national stock exchange or will be unlisted stocks with established over-the-counter markets. Many such stocks may offer above-average dividend yields, with corresponding above-average levels of income, in each case as compared to the S&P 500 Index.

Value stocks are those that appear to be underpriced based on valuation measures, such as lower price-to-earnings and price-to-book value ratios.

The Fund may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the

 ................................................................................

60
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performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to market sector risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on February 27, 1997 as the Mercantile Equity Income Portfolio a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Fund (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If the fee waivers were not in place, performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect a maximum initial sales charge of 5.50% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years).


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991
                              1992
                              1993
                              1994
                              1995
                              1996
                              1997
                              1998        10.82%
                              1999       (2.98)%


The Equity Income Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 4.85%.
 ............................................................................. 61
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--------------------------------------------------------------------------------

Best Quarter:   Q 2 '97 14.36%
Worst Quarter:  Q 3 '98 -8.77%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                   Since inception
                          1 Year 5 Years 10 Years  (inception date)
---------------------------------------------------------------------
Equity Income Fund -
 Retail A Shares          -8.36%   --      --           7.66%
                                                  (February 27, 1997)
 Retail B Shares          -7.85%   --      --           8.42%
                                                  (February 27, 1997)

Russell 1000 Value Index   7.35%   --      --           17.41%
                                                  (February 28, 1997)

S&P BARRA Value Index     12.72%   --      --           17.87%
                                                  (February 28, 1997)

--------------------------------------------------------------------------------

The Russell 1000 Value Index is a widely-recognized unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies as ranked by total market capitalization. The comparative index for the Equity Income Fund has been changed from the Russell 1000 Value Index to the S&P BARRA Value Index. The S&P BARRA Value Index, an unmanaged capitalization weighted index, is a more widely-recognized index which represents the value components of the market capitalizations reflected in the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Equity Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------
 ................................................................................

62
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.53%    0.53%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.28%    2.03%
Fee Waivers and Expense
 Reimbursements/6/                     (0.03)%  (0.03)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.25%    2.00%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Equity Income Fund is 0.72% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares, respectively.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.25% and 2.00%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Equity Income Fund - Retail A Shares         $670   $931   $1,211   $2,007
Equity Income Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      703    934    1,290    1,986
 Assuming no redemption                       203    634    1,090    1,986

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
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Relative Value Fund

Objective
[GRAPHIC]

The investment objective of the Relative Value Fund is to obtain the highest total return from a combination of income and capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

To achieve its objective, the Fund invests primarily in common stocks. The stocks in which the Fund may invest include stocks that the Adviser believes represent the best values within each industry sector. In the Adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks, which to a limited extent may include stocks of foreign issuers. To obtain income, the Fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms. In this manner, the Fund will attempt to obtain the highest total return that it can within the constraints of its investment policies and restrictions.

The Adviser uses traditional research techniques when choosing which stocks to invest in. The Adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The Adviser considers the following "value" characteristics when using this research technique:
 .price/earnings ratios,
 .dividend yield,
 .book value,
 .assets to liabilities ratio,
 .management ownership,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The Adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The Adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The Adviser also considers other factors such as product position or market share.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent that the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the

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performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market movements and may be leveraged.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares and Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on June 5, 1991 as the Firstar Stellar Relative Value Fund (a "Predecessor Stellar Fund") a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. Upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect a maximum initial sales charge of 5.50% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years).
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                                    [GRAPH]

     Year-by-year total returnsas of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991
                              1992         11.19%
                              1993         13.73%
                              1994        (2.63)%
                              1995         35.69%
                              1996         26.45%
                              1997         32.20%
                              1998         18.25%
                              1999          6.96%


The Relative Value Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was -3.21%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  21.33%
Worst Quarter:  Q 3 '98 -12.29%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares and Retail B
Shares)
--------------------------------------------------------------------------------

                                                        Since inception
                                1 Year 5 Years 10 Years (inception date)
------------------------------------------------------------------------
Relative Value Fund -
 Retail A Shares                 2.16% 22.33%    --          15.48%
                                                         (June 5, 1991)

S&P 500 Index                   21.04% 28.56%    --          19.44%
                                                         (June 5, 1991)

Lipper Growth & Income Average  11.23% 22.56%    --          16.09%
                                                         (June 5, 1991)
Relative Value Fund -
 Retail B Shares                 1.63%    --     --          4.98%
                                                        (March 31, 1998)

S&P 500 Index                   21.04%    --     --          19.46%
                                                        (March 31, 1998)

Lipper Growth & Income Average  11.23%    --     --          7.80%
                                                        (March 31, 1998)

--------------------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Growth and Income Average is composed of the 30 largest mutual funds whose primary objective combines growth-of-earnings and dividend income. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ................................................................................

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Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Relative Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees                         0.75%    0.75%
Distribution and Service (12b-1)
 Fees/3/                                0.00%    0.75%
Other Expenses/4/                       0.47%    0.47%
                                        -----    -----
Total Annual Fund Operating
 Expenses/5/                            1.22%    1.97%
                                        =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% and 1.97%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Relative Value Fund - Retail A Shares        $667   $916   $1,183   $1,946
Relative Value Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      700    918    1,262    1,924
 Assuming no redemption                       200    618    1,062    1,924

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Equity Index Fund

Objective
[GRAPHIC]

The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of

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Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may under-perform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
 .lower prices, or
 .losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.
 ............................................................................. 69
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Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                            1990            (3.29)%
                            1991             29.96%
                            1992              6.97%
                            1993              9.11%
                            1994              1.02%
                            1995             36.65%
                            1996             22.35%
                            1997             32.29%
                            1998             28.40%
                            1999             20.10%


The Equity Index Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was -1.71%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  21.44%
Worst Quarter:  Q 3 '90 -13.60%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                     1 Year 5 Years 10 Years
--------------------------------------------
Equity Index Fund -
 Retail A Shares     13.49% 26.38%   16.90%

S&P 500 Index        21.04% 28.56%   18.21%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
 ................................................................................

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Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Equity Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.25%    0.25%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.42%    0.42%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       0.67%    1.42%
Fee Waivers and Expense
 Reimbursements/6/                     (0.05)%  (0.05)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   0.62%    1.37%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Equity Index Fund is 0.20% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.62% and 1.37%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the
 ............................................................................. 71
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Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Equity Index Fund - Retail A Shares          $610   $748    $898    $1,334
Equity Index Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      639    744     971     1,304
 Assuming no redemption                       139    444     771     1,304

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
Large Cap Core Equity Fund


Objective
[GRAPHIC]

The Large Cap Core Equity Fund (formerly Growth Fund) seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Equity Securities
During normal market conditions, the Fund invests at least 65% of total assets in equity securities of large-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Large-Sized Companies
The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 48 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.
 ................................................................................

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Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                              1990
                              1991
                              1992
                              1993           9.98%
                              1994         (5.34)%
                              1995          29.72%
                              1996          17.85%
                              1997          27.63%
                              1998          30.16%
                              1999          14.03%


The Large Cap Core Equity Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 9.69%.
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--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  23.97%
Worst Quarter:  Q 3 '98 -11.18%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                        Since inception
                              1 Year 5 Years 10 Years (December 29, 1992)
-------------------------------------------------------------------------
Large Cap Core Equity Fund -
 Retail A Shares               7.77% 21.33%    --           15.53%

S&P 500 Index                 21.04% 28.56%    --           21.53%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Large Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees                         0.75%    0.75%
Distribution and Service (12b-1)
 Fees/3/                                0.00%    0.75%
Other Expenses/4/                       0.44%    0.44%
                                        -----    -----
Total Annual Fund Operating
 Expenses/5/                            1.19%    1.94%
                                        =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
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--------------------------------------------------------------------------------

4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% and 1.94%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Large Cap Core Equity Fund -
 Retail A Shares                             $665   $907   $1,168   $1,914
Large Cap Core Equity Fund -
 Retail B Shares
 Assuming complete redemption at end of
  period                                      697    909    1,247    1,891
 Assuming no redemption                       197    609    1,047    1,891

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


Large Cap Growth Fund
Objective
[GRAPH]

The investment objective of the Large Cap Growth Fund is to maximize capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPH]

The Fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented large capitalization domestic equity securities. "Growth-oriented large capitalization" securities are securities of U.S. companies that have market capitalization of $1.5 billion or more and, based on traditional research techniques, the Fund's Adviser believes have earnings growth potential superior to the S&P 500. The Fund will maximize the amount of capital appreciation that it can within the constraints of its investment policies and restrictions.

The Adviser selects securities and attempts to maintain an acceptable level of risk largely through proprietary fundamental research and "bottom-up" stock selection. The Adviser considers the following factors when assessing a particular security:
 . price/earnings ratios,
 . historical and projected earnings growth rates, . historical sales growth rates,
 . historical return on equity,
 . market capitalization,

What are "growth-oriented" securities?
Securities of U.S. companies with market capitalization of $1.5 billion or greater that show superior growth in earnings and revenues.

 ............................................................................. 75
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 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessment of the risk and volatility of the company's industry.

The Fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalization of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

To a limited degree, the Fund may also invest in: bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market movements and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in
 ................................................................................
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interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in the companies or market sectors.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Firstar Stellar Growth Equity Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual
Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the
 ............................................................................. 77
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performance of a corresponding class of the Predecessor Stellar Fund. The
Fund's Retail A Shares commenced operations on March 31, 2000. Because the
Fund's Retail A Shares have less than one year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years).


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995           27.37%
                             1996           23.35%
                             1997           25.28%
                             1998           28.05%
                             1999           25.42%


The Large Cap Growth Fund's total return for Retail B Shares for the nine-month period ending September 30, 2000 was 4.46%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  23.49%
Worst Quarter:  Q 3 '98 -10.87%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail B Shares)
--------------------------------------------------------------------------------

                                                            Since inception
                                   1 Year 5 Years 10 Years  (inception date)
------------------------------------------------------------------------------
Large Cap Growth Fund -  Retail B
 Shares                            20.42% 25.80%    --           26.41%
                                                           (December 12, 1994)

S&P 500 Index                      21.04% 28.56%    --           28.58%
                                                           (December 12, 1994)

S&P BARRA Growth Index             28.25% 33.64%    --           33.44%
                                                           (November 30, 1994)

--------------------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-
thirds of the total market value of all domestic common stocks. The S&P BARRA Growth Index, an unmanaged market capitalization weighted index, is replacing the S&P 500 as the Fund's performance benchmark. The S&P BARRA Growth Index is composed of the stocks in the S&P 500 with the highest valuations and, in the adviser's view, the greatest growth opportunities. This benchmark
 ................................................................................

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is more closely aligned to the management of the Large Cap Growth Fund, which seeks appreciation by investing primarily in fast growing large cap securities. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Large Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.95%    0.95%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.48%    0.48%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.43%    2.18%
Fee Waivers and Expense
 Reimbursements/6/                     (0.04)%  (0.04)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.39%    2.14%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Large Cap Growth Fund is 0.91% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.39% and 2.14%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Large Cap Growth Fund -
 Retail A Shares                             $684   $974   $1,285   $2,165
Large Cap Growth Fund -
 Retail B Shares
 Assuming complete redemption at end of
  period                                      717    978    1,365    2,145
 Assuming no redemption                       217    678    1,165    2,145

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
International Value Fund

Objective
[GRAPHIC]

The investment objective of the International Value Fund (formerly International Equity Fund) is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. Under normal market conditions, at least 80% of assets will be invested in three countries other than the U.S.

Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.

The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
 .American Depository Receipts
 .European Depository Receipts
 .Global Depository Receipts, and
 .other depository receipts
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American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in:
 .closed-end investment companies holding foreign securities
 .options on securities and securities indices
 .futures contracts and related options

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk. This is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.
 ............................................................................. 81
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Fund.


           Year-by-year return as of 12/31 (%) (Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995      4.27%
                                1996      4.70%
                                1997    -10.71%
                                1998     -9.69%
                                1999     29.72%


The International Value Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was -13.91%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '99  14.87%
Worst Quarter:  Q 3 '98 -21.10%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                      5             Since inception
                             1 Year Years  10 Years (April 28, 1994)
--------------------------------------------------------------------
International Value Fund -
 Retail A Shares             22.57%  1.54%   --           0.58%

MSCI/EAFE Index              26.96% 12.83%   --          11.21%

--------------------------------------------------------------------------------
 ................................................................................

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The Morgan Stanley Capital International Europe, Australia and Far East Index
("MSCI/EAFE") is a widely recognized unmanaged index composed of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the International Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

--------------------------------------------------------
                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     1.34%    1.34%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses (before waivers)/5/      0.67%    0.67%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       2.01%    2.76%
Fee Waivers and Expense
 Reimbursements/6/                     (0.19)%  (0.19)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.82%    2.57%
                                       =======  =======

--------------------------------------------------------------------------------
/1/ A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the fifth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
/2/ A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/ As a result of fee waivers, the current management fee of the International
    Value Fund is 1.15% of the Fund's average daily net assets.
/4/ The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
/5/ "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and
    (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar
    Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
/6/ Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.82% and 2.57%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 83
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
International Value Fund -
 Retail A Shares                             $725  $1,128  $1,555   $2,741
International Value Fund -
 Retail B Shares
 Assuming complete redemption at end of
  period                                      760   1,137   1,640    2,638
 Assuming no redemption                       260     837   1,440    2,638

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

--------------------------------------------------------------------------------
International Growth Fund

Objective
[GRAPHIC]

The investment objective of the International Growth Fund (formerly Core International Equity Fund) is to provide capital growth consistent with reasonable investment risk. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Sub-Adviser
FIRMCO has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Fund.

Principal Investment Strategies
[GRAPHIC]

The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. Under normal market conditions, the Fund invests substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Fund also may invest in other developed countries in the Far East and in countries with emerging markets or economies.

By investing in various foreign stocks, the Fund attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.
 ................................................................................

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Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk and management risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. The Fund's investments in foreign securities are subject to foreign risk. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk which is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile International Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar International Growth Fund (formerly Firstar Core International Equity Fund). At that time, the Firstar International Growth Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on April 4, 1994. The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio.
The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.
 ............................................................................. 85
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The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect a maximum initial sales charge of 5.50% for the Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to 0% after six years).


     Year-by-year total returns as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995     9.41%
                                1996     9.98%
                                1997     4.68%
                                1998    17.42%
                                1999    50.47%


The International Growth Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was -10.29%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '99  27.41%
Worst Quarter:   Q3 '98 -17.12%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                       Since inception
                             1 Year 5 Years 10 Years  (inception date)
------------------------------------------------------------------------
International Growth Fund -
 Retail A Shares             42.22% 16.03%    --           13.78%
                                                        (May 2, 1994)

EAFE Index                   26.96% 12.83%    --           11.21%
                                                      (April 30, 1994)
International Growth Fund -
 Retail B Shares             44.31%   --      --           18.05%
                                                       (March 6, 1995)*

EAFE Index                   26.96%   --      --           14.28%
                                                     (February 28, 1995)

--------------------------------------------------------------------------------

* Date of initial public investment.

The Morgan Stanley Capital International Europe, Australia and Far East Index,
or EAFE Index, is an unmanaged index consisting of companies in Australia, New Zealand, Europe and the Far East. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ................................................................................

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Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     1.00%    1.00%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.57%    0.57%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.57%    2.32%
Fee Waivers and Expense
 Reimbursements/6/                     (0.06)%  (0.06)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.51%    2.26%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the International
  Growth Fund is 0.94% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.51% and 2.26%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 87
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
International Growth Fund -
 Retail A Shares                             $695  $1,013  $1,352   $2,309
International Growth Fund -
 Retail B Shares
 Assuming complete redemption at end of
  period                                      729   1,018   1,434    2,291
 Assuming no redemption                       229     718   1,234    2,291

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.
--------------------------------------------------------------------------------
MidCap Index Fund

Objective
[GRAPHIC]

The investment objective of the MidCap Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap
400 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event
 ................................................................................

88
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                                                               [LOGO OF FIRSTAR]

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the performance of the Fund is not comparable to the performance of the S&P
MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.
 ............................................................................. 89
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There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses you may pay if you buy and hold Retail A and Retail B Shares of the Midcap Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.25%    0.25%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.60%    0.60%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       0.85%    1.60%
Fee Waivers and Expense
 Reimbursements/6/                     (0.10)%  (0.10)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   0.75%    1.50%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the MidCap Index
  Fund is 0.15% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a Shareholder Servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.75% and 1.50% , respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
MidCap Index Fund - Retail A Shares          $622   $797   $  986   $1,532
MidCap Index Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      653    795    1,061    1,504
 Assuming no redemption                       153    495      861    1,504

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
MidCap Core Equity Fund

Objective
[GRAPH]

The MidCap Core Equity Fund (formerly Special Growth Fund) seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPH]

Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of medium-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium-Sized Companies
The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 48 for examples of these characteristics). If the market capitalization of a company in which the Fund has invested increases above $10 billion, the Fund may continue to hold the security. The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.
 ............................................................................. 91
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--------------------------------------------------------------------------------


The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPH]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares, but for periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.
 ................................................................................

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--------------------------------------------------------------------------------



     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990     1.00%
                                1991    57.96%
                                1992     7.22%
                                1993     8.02%
                                1994   (2.01)%
                                1995    29.63%
                                1996    18.60%
                                1997    17.13%
                                1998     4.64%
                                1999     2.28%


The MidCap Core Equity Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 31.74%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '99  24.27%
Worst Quarter:   Q3 '98 -19.68%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                     5
                            1 Year Years  10 Years
--------------------------------------------------
MidCap Core Equity Fund -
 Retail A Shares            -3.35% 12.74%  12.67%

S&P 500 Index               21.04% 28.56%  18.21%

S&P MidCap 400 Index        14.72% 23.05%   --

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
 ............................................................................. 93

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--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares and Retail B Shares of the MidCap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested
Dividends                                 None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None
------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                       Retail A Retail B
                                        Shares   Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses (before waivers)/5/      0.46%    0.46%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.21%    1.96%
Fee Waivers and Expense
 Reimbursements/6/                     (0.01)%  (0.01)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.20%    1.95%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, the Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the MidCap Core
  Equity Fund is 0.74% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.20% and 1.95%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

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--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
MidCap Core Equity Fund - Retail A Shares    $666   $912   $1,177   $1,934
MidCap Core Equity Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      698    914    1,256    1,912
 Assuming no redemption                       198    614    1,056    1,912

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Small Cap Index Fund
Objective
[GRAPHIC]

The investment objective of the Small Cap Index Fund is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund uses an "indexing" strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Fund will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Fund may
not hold all 600 stocks in the      Indexing is a
Index because of shareholder        strategy whereby
activity or changes in the Index.   the Fund attempts
In general, each stock's            to weight its
percentage weighting in the Fund    securities to
is based on its weighting in the    match those of a
S&P SmallCap 600 Index. When        broadly-based
stocks are removed from or added    securities index
to the Index, those changes are     in an attempt to
reflected in the Fund. The Fund     approximate the
periodically "rebalances" its       index's
holdings as dictated by changes in  performance.
shareholder purchase and
redemption activity and in the
composition of the S&P SmallCap 600 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a .95 correlation coefficient.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic
 ............................................................................. 95

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

conditions. Your investment follows the small-cap portion of the U.S. stock market, as measured by the S&P SmallCap 600 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever small-cap stocks underperform large- or mid-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P SmallCap 600 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's ability to duplicate the performance of the S&P SmallCap 600 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

To the extent that stocks in a particular market sector, such as technology, comprise a significant portion of the S&P Small Cap 600 Index and, correspondingly, the Fund's holdings, the Fund will be especially susceptible to market sector risk. Stock of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's holdings are subject to small cap stock risks. Small capitalization stocks involve greater risks than those associated with larger, more established companies. These factors increase risk and may result in more significant losses than other Firstar Funds. By typically investing in all 600 stocks in the Index, the Fund remains broadly diversified, which may reduce some of this risk. Small company stocks may be subject to more abrupt or erratic price movements. Also, securities of small-cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P SmallCap 600 Index to track general stock market performance.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on December 30, 1998 as the Mercantile Small
Cap Equity Index Portfolio, a separate portfolio of Mercantile Mutual Funds,
Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

performance of a corresponding class of the Predecessor Mercantile Portfolio. As of the date of this Prospectus, the Fund has not offered Retail B shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the period shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in effect, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect a maximum initial sales charge of 5.50% for the Retail A Shares.


     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995
                                1996
                                1997
                                1998
                                1999     7.66%


The Small Cap Index Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 12.00%.

--------------------------------------------------------------------------------

Best Quarter:    Q2 '99  15.13%
Worst Quarter:   Q1 '99 -10.88%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                   Since inception
                         1 Year 5 Years 10 Years  (inception date)
--------------------------------------------------------------------
Small Cap Index Fund -
 Retail A Shares          1.70%   --      --            4.19%
                                                 (December 30, 1998)

S&P SmallCap 600 Index   12.40%   --      --           12.40%
                                                 (December 31, 1998)

--------------------------------------------------------------------------------

The S&P SmallCap 600 Index is a widely-recognized unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock
Exchange, the American Stock Exchange and Nasdaq. This Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 97

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--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Small Cap Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.40%    0.40%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.59%    0.59%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       0.99%    1.74%
Fee Waivers and Expense
 Reimbursements/6/                     (0.06)%  (0.06)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   0.93%    1.68%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Small Cap Index
  Fund is 0.34% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares, respectively.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% and 1.68%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

 ................................................................................

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--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Small Cap Index Fund - Retail A Shares       $640   $842   $1,061   $1,690
Small Cap Index Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      671    842    1,138    1,666
 Assuming no redemption                       171    542      938    1,666

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Small Cap Core Equity Fund

Objective
[GRAPHIC]

The investment objective of the Small Cap Core Equity Fund (formerly Emerging Growth Fund) is to seek capital appreciation. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects securities the Adviser believes have above-average prospects for capital appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities. These equity securities may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered.

Small-Sized Companies
The Fund generally invests at least 65% of its total assets in small- to medium-sized companies with market capitalizations between $100 million and $2 billion. The Fund may also invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.
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The Fund is subject to market risk, management risk and small-cap stock risk.
Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Management risk is the risk than the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. Small-cap stock risk refers to the fact that small capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependant on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to sector/technology risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's performance results may reflect periods of above-average performance attributable to investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A and Retail B Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile Small Cap Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc. reorganized into the Firstar Small Cap Core Equity Fund. At that time, the Firstar Small Cap Core Equity Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on May 6, 1992. The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The average annual total return calculations reflect a maximum initial sales charge of 5.50% for Retail A Shares and an assumed contingent deferred sales charge for Retail B Shares (5% maximum declining to
0% after six years).
 ................................................................................

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     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993    23.58%
                                1994     2.26%
                                1995    17.14%
                                1996    10.50%
                                1997    20.51%
                                1998   (8.07)%
                                1999    16.70%


The Small Cap Core Equity Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 24.77%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '92  18.56%
Worst Quarter:   Q3 '98 -24.80%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A and Retail B Shares)
--------------------------------------------------------------------------------

                                                        Since inception
                              1 Year 5 Years 10 Years  (inception date)
-------------------------------------------------------------------------
Small Cap Core Equity Fund -
 Retail A Shares              10.30%  9.61%    --           11.66%
                                                         (May 6, 1992)
Russell 2000 Index            21.26% 16.69%    --           14.80%
                                                       (April 30, 1992)
S&P SmallCap 600              12.40% 17.04%    --           15.07%
                                                       (April 30, 1992)
Wilshire Next 1750 Index      25.32% 18.74%    --           16.20%
                                                       (April 30, 1992)
Small Cap Core Equity Fund -
 Retail B Shares              11.05%   --      --            9.20%
                                                       (March 6, 1995)*
Russell 2000 Index            21.26%   --      --           16.61%
                                                      (February 28, 1995)
S&P SmallCap 600              12.40%   --      --           17.03%
                                                      (February 28, 1995)
Wilshire Next 1750 Index      25.32%   --      --           18.55%
                                                      (February 28, 1995)

--------------------------------------------------------------------------------
* Date of initial public investment.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index. Prior to November 27, 2000, the S&P SmallCap 600 and Wilshire Next 1750 Index were the performance benchmarks of the Fund. The Russell 2000 Index was the performance benchmark of the Predecessor Mercantile Portfolio. The S&P SmallCap 600 Index has been selected as the sole performance benchmark for the Fund as the market capitalization of the Index is closely aligned with that of the Fund.
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Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Small Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.48%    0.48%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.23%    1.98%
Fee Waivers and Expense
 Reimbursements/6/                     (0.02)%  (0.02)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.21%    1.96%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 As a result of fee waivers, the current management fee of the Small Cap Core
  Equity Fund is 0.73% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service provides have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.21% and 1.96% , respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Small Cap Core Equity Fund - Retail A
 Shares                                      $667   $917   $1,187   $1,955
Small Cap Core Equity Fund - Retail B
 Shares
 Assuming complete redemption at end of
  period                                      699    919    1,265    1,933
 Assuming no redemption                       199    619    1,065    1,933

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.
--------------------------------------------------------------------------------
Science & Technology Fund

Objective
[GRAPHIC]

The investment objective of the Science & Technology Fund is to maximize growth and capital appreciation by investing in equity securities of companies in the science and technology industry. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in the science and/or technology sectors. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in common stock, preferred stocks and warrants of companies of any size principally engaged in science and technology business activities. The
Fund is a non-diversified investment company. The Fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (i.e., medical and health) or technology (i.e., computers and communications). Such companies include those that:
 .make or sell products used in health care;
 .make or sell medical equipment and devices and related technologies;
 .make or sell software or information-based services and consulting, communications and related services;
 .design, manufacture or sell electronic components and systems;
 .research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry; .develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors; and
 .engage in the development, manufacturing or sale of communications services or communications equipment.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. It is important to note that prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline.
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The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may invest in small, medium or large size companies. The Adviser will select securities while attempting to maintain an acceptable level of risk largely through the use of proprietary fundamental research and "bottom-up" stock selection. The Adviser will consider the following factors when assessing a particular security:
 .price/earnings ratios,
 .historical and projected earnings growth rates, .historical sales growth rates,
 .historical return on equity,
 .market capitalization,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry. To a limited degree, the Fund may invest in foreign securities and options and futures for hedging purposes.

The Fund may also participate in the initial public offering (IPO) market, and a portion of the Fund's returns may have been attributable to its investments in IPOs.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements (collateralized by U.S. Treasury obligations and U.S. government agencies)

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume market risk, industry risk and non-diversification risk in search of long-term capital appreciation. Market risk is that risk that the value of the securities in which a Fund may invest may go up or down in response to the prospects of individual companies. Because the Fund invests in a particular industry it is subject to industry risk, the risk that a group of related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Non-diversification risk is the risk that, because more of the Fund's assets may be concentrated in the common stock of any single issuer, the value of the Fund's shares may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments than shares of a more diversified fund.

The Fund is subject to science and technology concentration risks. Science and technology related companies face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.
 ................................................................................

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Technology and technology related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the science and technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Furthermore, companies within the science and technology industries face greater risks of competition from new market entrances and increased research and development costs. Additionally, companies in these areas are dependent upon consumer and business acceptance as new technologies evolve.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investments in IPOs on its total returns likely will decline, which could reduce the Fund's total returns.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Because the Fund has been in existence for less than one calendar year, no performance information for the Fund is included in this Prospectus. The Fund began operations on August 9, 1999 as the Firstar Stellar Science & Technology Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and
Firstar Stellar Funds (together, the "Firstar Reorganization").
 ............................................................................ 105
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the Science & Technology Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees                         1.05%    1.05%
Distribution and Service (12b-1)
 Fees/3/                                0.00%    0.75%
Other Expenses/4/                       0.51%    0.51%
                                        -----    -----
Total Annual Fund Operating
 Expenses/5/                            1.56%    2.31%
                                        =====    =====

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A.
  is custodian.
3 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares, respectively.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares of the Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.56% and 2.31%, respectively, of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

106
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                             1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------
Science & Technology Fund - Retail A Shares   $700  $1,016  $1,353   $2,304
Science & Technology Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                       734   1,021   1,435    2,286
 Assuming no redemption                        234     721   1,235    2,286

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
MicroCap Fund

The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

Objective
[GRAPHIC]

The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Micro Capitalization Companies
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 48 for examples of these characteristics).
Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.
 ............................................................................ 107
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The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality).

Other
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

The Fund may also participate in the initial public offering (IPO) market, and a substantial portion of the Fund's returns have been attributable to its investments in IPOs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.
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The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns likely will decline, which could reduce the Fund's total returns.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
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Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year, and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. The average annual total return calculation reflects a maximum initial sales charge of 5.50% for the Retail A Shares. Sales charges are not reflected in the bar chart. If the sales loads were reflected, returns would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. The Retail B Shares commenced operations on March 1, 1999. Because those shares have less than one year's performance, no average annual returns are shown for that class in this section.


     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                 90
                                 91
                                 92
                                 93
                                 94
                                 95
                                 96      56.8
                                 97      13.63
                                 98      -2.73
                                 99     136.23

The MicroCap Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 30.58%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '99  70.70%
Worst Quarter:   Q3 '98 -30.87%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                             Since inception
                    1 Year  5 Years 10 Years (August 1, 1995)
-------------------------------------------------------------
MicroCap Fund -
 Retail A Shares    123.31%   --      --          41.39%

Russell 2000 Index   21.26%   --      --          14.06%

--------------------------------------------------------------------------------

The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A and Retail B Shares of the MicroCap Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                         Retail     Retail
                                        A Shares   B Shares
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of
 offering price)                         5.50%       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)      None      5.00%/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends          None       None
Redemption Fees                           None/2/    None/2/
Exchange Fees                             None       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                        Retail   Retail
                                       A Shares B Shares
--------------------------------------------------------
Management Fees(before waivers)/3/      1.50%    1.50%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%
Other Expenses/5/                       0.44%    0.44%
                                       -------  -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.94%    2.69%
Fee Waivers and Expense
 Reimbursements/6/                     (0.01)%  (0.01)%
                                       -------  -------
Net Annual Fund Operating Expenses/6/   1.93%    2.68%
                                       =======  =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third year and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the MicroCap Fund is 1.49% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares and Retail B Shares.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares and Retail B Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.93% and 2.68%, respectively, for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
MicroCap Fund - Retail A Shares              $735  $1,125  $1,538   $2,869
MicroCap Fund - Retail B Shares
 Assuming complete redemption at end of
  period                                      771   1,134   1,624    2,675
 Assuming no redemption                       271     834   1,424    2,675

--------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Types of Investment Risk

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.

General Risks Of Investing In Each Of The Funds
[GRAPHIC]

Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

Credit Risk - Money Market Funds, Bond Funds, Balanced Funds, and any other Fund to the extent that it invests in fixed-income securities
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against
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a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk -the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Large Cap Growth Fund in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any other Fund to the extent that it invests in fixed-income securities
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater in the case of the Bond IMMDEX(TM) Fund and the Tax-Exempt Intermediate Bond Fund than in the case of the Money Market Funds or the Short-Term Bond Market Fund. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest and zero coupon securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest are subject to greater interest rate risk than may of the more typical fixed income securities.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Money Market Fund may purchase, the guaranteed investment contracts which the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund may purchase and the futures contracts in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund, Growth & Income Fund, Equity Index Fund, Large Cap Growth Fund, International Value Fund, International Growth Fund, Science & Technology Fund and MicroCap Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment
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trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without a shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks Which Apply to Investment in Certain of the Funds
[GRAPHIC]

Extension Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds and Large Cap Growth Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.
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Foreign Risks - Aggregate Bond Fund; Strategic Income Fund; Relative Value
Fund; Large Cap Growth Fund; International Value Fund; International Growth Fund; Small Cap Core Equity Fund; and each other Fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Value Fund and International Growth Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Value Fund also may invest in obligations of foreign countries and political entities ("sovereign debt") which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.
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European Currency Unification - International Value Fund; International Growth
Fund; and each other Fund - other than the Ohio Tax - Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund and the Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Initial Public Offering (IPO) Risk - Equity Funds
The Equity Funds may participate in the IPO market. IPOs may have a magnified performance impact on a Fund with a small asset base. IPOs may not be consistently available to the Funds for investing, particularly as the Funds' asset bases grow. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns.

Prepayment Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEXtm Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds, Large Cap Growth Fund, International Growth Fund and Small Cap Core Equity Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Securities Lending - All Funds other than the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and Relative Value Fund
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risk - MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers
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for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax Risk - Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

Temporary Investment Risk - All Funds other than the Index Funds
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund and Missouri Tax-Exempt Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Value Fund and International Growth Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks Which Apply to Particular Types of Securities
[GRAPHIC]

Government Obligations - Money Market Funds other than the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Balanced Funds
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Large Cap Growth Fund
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to
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credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Municipal Securities - Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
Each of these Funds may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of a Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the National Municipal Bond Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Short Sales - MicroCap Fund
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.
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Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government
Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the U.S. Government Securities Fund, Aggregate Bond Fund, International Value Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 5% of their respective net assets. The U.S. Government Securities Fund, Aggregate Bond Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 10% of their respective net assets. The International Value Fund may purchase put and call options without limit.

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and International Value Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Growth & Income Fund, Equity Index Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund will not exceed 5%, 5%, 5%, 25%, 25%, 25%, 5%, 25%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Value Fund and International Growth Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Value Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Balanced Funds, International Value Fund, International Growth Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund, and the MicroCap Fund, and may invest in warrants. Warrants are
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options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Value Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The International Growth Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds (other than the U.S. Government Securities Fund and Aggregate Bond Fund) may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money
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market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. Firstar Funds (the "Company") intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, International Growth Fund and Small Cap Core Equity Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, International Value Fund, MidCap Index Fund and Small Cap Index Fund intend to limit their transactions in futures contracts so that not more than 10%, 25%, 10% and 10% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

Guaranteed Investment Contracts and Zero Coupon Securities - Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, and Strategic Income Fund The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, and Strategic Income Fund may purchase guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies, and zero coupon securities. GICs are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.


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Investing With Firstar Funds

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of Shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Money Market Fund and Institutional Money Market Fund each offer only one class of Shares), and four classes of Shares in the Non-Money Market Funds; Retail A, Retail B, Y and Institutional (except that the Global Equity Fund only offers Y and Institutional Shares). This prospectus offers only Retail A Shares of the Money Market Funds and Retail A and Retail B Shares of the Non-Money Market Funds. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this prospectus.

Retail A Shares
 .Initial sales charge of 5.50% or less (but no initial sales charge for Money Market Funds)
 .No deferred sales charge
 .Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
 .Available to any investor who does not qualify to purchase Institutional or Y shares

Retail B Shares
 .No initial sales charge
 .Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
 .Converts to Retail A shares after six years
 .Available to any investor who does not qualify to purchase Institutional or Y shares

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.
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Sales Charges and Waivers

Initial Sales Charges - for Retail A Shares of Funds other than Money Market
Funds:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

--------------------------------------------------------------------------------

                                                                             Shareholder
                                                                            Organization
                          Sales Charge as a       Sales Charge as a       Reallowance as a
Amount of Transaction       Percentage of           Percentage of      Percentage of Offering
  at Offering Price        Offering Price          Net Asset Value              Price
----------------------------------------------------------------------------------------------
                       Equity Funds Bond Funds Equity Funds Bond Funds Equity Funds Bond Funds
Less than
 $50,000                  5.50%       4.00%       5.82%       4.17%       5.00%       3.75%
$50,000 to
 $99,999                  4.50%       3.50%       4.71%       3.63%       4.00%       3.25%
$100,000
 to
 $249,999                 3.50%       3.00%       3.63%       3.09%       3.00%       2.75%
$250,000
 to
 $499,999                 2.50%       2.50%       2.56%       2.56%       2.00%       2.25%
$500,000
 to
 $999,999                 2.00%       2.00%       2.04%       2.04%       1.50%       1.75%
$1,000,000
 and above                0.50%       0.50%       0.50%       0.50%       0.40%       0.40%

--------------------------------------------------------------------------------

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Act.

Reducing Your Sales Charges and Waivers - Retail A Shares
To qualify for a reduction of, or exception to the sales charge, you must notify your shareholder organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. Firstar Funds may modify or terminate quantity discounts at any time.

Waivers - Retail A Shares
You may purchase Retail A Shares without a sales charge if:
 .you are an employee, director, retiree or registered representative of
  Firstar Corporation or its affiliates or of Firstar Funds;
 .you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category;
 .you make any purchase for your medical savings account for which Firstar
  Corporation or an affiliate serves in a custodial capacity;
 .you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates;
 .you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999;
 .you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds. Check with your broker-dealer to see if you qualify for this exemption; or
 .you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.
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Reducing Your Sales Charges - Retail A Shares
 .Right of Accumulation - Existing Equity, Balanced and Bond Fund shares can be combined with new purchases for purposes of calculating reduced sales charges. .Letter of Intent--Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A Shares. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

Contingent Deferred Sales Charge - Retail B Shares
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

--------------------------------------------------------------------------------

Number of Years                Contingent Deferred Sales Charge
Elapsed Since Purchase   (as % of dollar amount subject to the charge)
----------------------------------------------------------------------
Less than one                                5.00%

At least one but less
 than two                                    4.00%

At least two but less
 than three                                  3.00%

At least three but less
 than four                                   3.00%

At least four but less
 than five                                   2.00%

At least five but less
 than six                                    1.00%

At least six                                  None
----------------------------------------------------------------------

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.
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Shareholder organizations will receive commissions in connection with sales of
Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

Waivers - Retail B Shares
Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:
 .exchanges described under "Exchange of Shares";
 .redemptions in connection with shares sold for certain retirement distributions or because of disability or death;
 .redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redeeming Shares--Additional Transaction Information--Accounts Below the Minimum Balance";
 .redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or .redemptions resulting from certain tax-free returns from IRAs of excess contribution.
 .you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Firstar Funds' Systematic Withdrawal Plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

Conversion - Retail B Shares
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates-- either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such fund on the same date.

Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.
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Reinstatement Privilege
If you sell shares of a Firstar Fund you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

How to Decide Whether to Buy Retail A or Retail B Shares
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

Shareholder Organizations - Retail A and B Shares

Non-Money Market Funds
The Non-Money Market Funds have adopted a distribution and service plan for Retail A Shares. The Non-Money Market Funds also have adopted a service plan for Retail A Shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the Retail A Shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for Retail A Shares.

Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Fund
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for Retail B Shares. Under the distribution and service plan for Retail B Shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of Retail B Shares for distribution services with respect to Retail B Shares. Also under the distribution and service plan for Retail B Shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Retail B Shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Funds also have adopted a service plan for Retail B Shares, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B shareholders. Under the service plan for Retail B Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of Retail B Shares covered by their agreement.

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Money Market Funds
The Money Market Funds have adopted a distribution and service plan for the Retail A Shares. These Funds also have adopted a service plan under which these Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be.

Additional Information
Distribution fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plans for Retail B Shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares
The MicroCap Fund currently is closed to new investors. However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Minimum Investments
The minimum initial investment in a Fund for Retail A Shares and Retail B Shares is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The maximum investment for the MicroCap Fund is $5,000,000.

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Additional Information
Buying Shares
Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund - 1:00 p.m. Central time

In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of a regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
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Through a Shareholder Organization
[GRAPHIC]

Opening an Account

Contact your Shareholder Organization

By Mail
[GRAPHIC]

Complete an application and mail it along with a check payable to Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011:
For overnight delivery mail to;
615 E. Michigan St., Milwaukee, WI 53202.

Automatically
[GRAPHIC]

Call 1-800-677-FUND to obtain a purchase application, which includes information for a Periodic Investment Plan or ConvertiFund(R) Account.

By Wire
[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Funds Securities, LLC
Account # 112-952-137
for further credit to [name of Fund]
[name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
[GRAPHIC]
www.firstarfunds.com

Not available

By Telephone Exchange
[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Through a Shareholder Organization
Adding to an Account

Contact your Shareholder Organization

By Mail

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.

Automatically

Complete a Periodic Investment Plan Application to automatically purchase more shares.

Open a ConvertiFund(R) account to automatically invest proceeds from one account to another account of the Firstar Funds.

By Wire

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com

Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Purchase additional shares using an electronic funds transfer from your banking institution for payment.

Call 1-800-677-FUND to authorize this service.

By Telephone Exchange

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.







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 Please Note: All checks must be drawn on a bank located within the United
 States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account or any Periodic Investment Plan purchase does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.

Additional Information on Buying Shares
 .The Funds will not accept payment in cash or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

Redeeming Shares

Selling Shares
Redemption requests for a Money Market Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed at those times.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund -11:30 a.m. Central time
 .U.S. Treasury Money Market Fund - 1:00 p.m. Central time

Redemption requests for the Money Market Funds received at or after the times listed above on a business day for the Funds be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be execute on the next business day.

Redemption requests for Non-Money Market Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

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Through a Shareholder Organization
[GRAPHIC]

Contact your Shareholder Organization

By Phone
[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

By Mail

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com
[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

Automatically
[GRAPHIC]

Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.






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The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Check Redemption
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for Non-Money Market Funds, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

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Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. Retail B Shares of a Non-Money Market Fund may be exchanged for Retail A Shares of a Money Market Fund. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Retail A Shares of a money market fund acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
 .Exchanges are available only in states where exchanges may be legally made. .The minimum amount which may be exchanged is $1,000.
 .If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 .It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services
[GRAPHIC]


Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.


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Firstar Funds Website (www.firstarfunds.com)
[GRAPHIC]

The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in the prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.

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Additional Information

Dividends, Capital Gains Distributions and Taxes

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

          Dividends and Capital Gains Distributions
          Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Money Market Funds, are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund) on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth & Income, Equity Income, Relative Value Equity Index, MidCap Index and Small Cap Index Funds are declared and paid quarterly. Dividends from net investment income of the Large Cap Core Equity, Large Cap Growth, International Value, International Growth, MidCap Core Equity, Small Cap Core Equity, Science & Technology and MicroCap Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
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Federal Taxes
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Value Fund and International Growth Fund. It is expected that the International Value Fund and International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Value Fund and International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either: (1) to credit such proportionate amount of taxes against U.S. federal income tax liability; or (2) to take such amount as an itemized deduction.

The Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, National Municipal Bond Fund and Missouri Tax-Exempt Bond Fund. It is expected that the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. Particularly in the case of the Missouri Tax-Exempt Bond Fund, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.
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Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management Of The Funds

Advisory Services
Firstar Investment Research & Management Company, LLC ("FIRMCO"), a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $32.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Value and International Growth Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the International Value and International Growth Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. ("HGI") as Sub-Adviser for the International Value Fund. HGI, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $3.2 billion in assets under management. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Subject to the oversight and
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supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Value Fund.

The Adviser has retained Clay Finlay Inc. ("Clay Finlay") as Sub-Adviser for the International Growth Fund. Clay Finlay is a New York corporation founded in 1982, with its principal office at 200 Park Avenue, 56th Floor, New York, NY 10166 and, as of June 30, 2000, had $5.7 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of Old Mutual plc, a South African financial services company. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, Clay Finlay formulates and implements a continuous investment program for the International Growth Fund.

The Adviser (or Sub-Adviser for the International Value Fund and International Growth Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Value Fund or International Growth Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

--------------------------------------------------------------------------------

                                          Amount
   Fund                               Before Waivers
----------------------------------------------------
   Money Market Fund                      0.50%
   Tax-Exempt Money Market Fund           0.50%
   Ohio Tax-Exempt Money Market Fund      0.50%
   U.S. Government Money Market Fund      0.50%
   U.S. Treasury Money Market Fund        0.44%
   Short-Term Bond Fund                   0.60%
   Intermediate Bond Fund                 0.50%
   U.S. Government Securities Fund        0.60%
   Aggregate Bond Fund                    0.50%
   Bond IMMDEX(TM) Fund                   0.30%
   Strategic Income Fund                  0.95%
   Tax-Exempt Intermediate Bond Fund      0.50%
   Missouri Tax-Exempt Bond Fund          0.45%
   National Municipal Bond Fund           0.55%
   Balanced Income Fund                   0.75%
   Balanced Growth Fund                   0.75%
   Growth & Income Fund                   0.75%
   Equity Income Fund                     0.75%
   Relative Value Fund                    0.75%
   Equity Index Fund                      0.25%
   Large Cap Core Equity Fund             0.75%
   Large Cap Growth Fund                  0.95%
   International Value Fund               1.34%
   International Growth Fund              1.00%
   MidCap Index Fund                      0.25%
   MidCap Core Equity Fund                0.75%
   Small Cap Index Fund                   0.40%
   Small Cap Core Equity Fund             0.75%
   Science & Technology Fund              1.05%
   MicroCap Fund                          1.50%
----------------------------------------------------

 ................................................................................

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HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Value Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

Clay Finlay is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Growth Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% of the first $50 million of the Fund's average daily net assets; plus 0.50 % of the next $50 million of average daily net assets; plus 0.25% of average daily net assets in excess of $100 million.

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets)

--------------------------------------------------------------------------------

   Fund                               Fee Paid
----------------------------------------------
   Money Market Fund                   0.38%
   Tax Exempt Money Market Fund        0.49%
   U.S. Government Money Market Fund   0.50%
   Short-Term Bond Fund                0.32%
   Intermediate Bond Fund              0.35%
   Bond IMMDEX(TM) Fund                0.30%
   Tax-Exempt Intermediate Bond Fund   0.32%
   Balanced Income Fund                0.45%
   Balanced Growth Fund                0.68%
   Growth & Income Fund                0.75%
   Equity Index Fund                   0.18%
   Large Cap Core Equity Fund          0.75%
   International Value Fund            1.08%
   MidCap Index Fund                   0.01%
   MidCap Core Equity Fund             0.73%
   MicroCap Fund                       1.50%

--------------------------------------------------------------------------------

Prior to March 1, 2000, the Mercantile Government & Corporate Bond Portfolio, Mercantile U.S. Government Securities Portfolio, Mercantile Missouri Tax-Exempt Bond Portfolio, Mercantile National Municipal Bond Portfolio, Mercantile Small Cap Equity Portfolio, Mercantile International Equity Portfolio, Mercantile Equity Income Portfolio and Mercantile Small Cap Equity Index Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------
   Mercantile Government & Corporate Bond
    Portfolio                                        0.45%
   Mercantile U.S. Government Securities Portfolio   0.45%
   Mercantile Missouri Tax-Exempt Bond Portfolio     0.45%
   Mercantile National Municipal Bond Portfolio      0.55%
   Mercantile Small Cap Equity Portfolio             0.75%
   Mercantile International Equity Portfolio         1.00%
   Mercantile Equity Income Portfolio                0.75%
   Mercantile Small Cap Equity Index Portfolio       0.32%

--------------------------------------------------------------------------------
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Prior to April 1, 2000, the Firstar Stellar Treasury Fund, Firstar Stellar Ohio
Tax-Free Money Market Fund, Firstar Stellar Strategic Income Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Growth Equity Fund and Firstar Stellar Relative Value Fund were managed by the Capital Management Division of Firstar Bank, N.A., which is also a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Stellar Funds paid their former investment adviser, Firstar Bank, N.A., the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
-------------------------------------------------------------
   Firstar Stellar Treasury Fund                     0.50%
   Firstar Stellar Ohio Tax-Free Money Market Fund   0.35%
   Firstar Stellar Strategic Income Fund             0.95%
   Firstar Stellar Science & Technology Fund         0.90%/1/
   Firstar Stellar Growth Equity Fund                0.75%
   Firstar Stellar Relative Value Fund               0.75%

--------------------------------------------------------------------------------
1 Commenced operations August 9, 1999. The fee given is the contractual advisory fee rate.

Fund Managers
Richard Burling and Bradley Peters co-manage the Short-Term Bond Fund. Mr. Burling is FIRMCO's Director of Credit Research. He has been with FIRMCO and its affiliates since 1980 and has 17 years of investment management experience. Mr. Peters has been with FIRMCO and its affiliates since 1993 and has 18 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Burling and Mr. Peters have managed the Fund since February 2000.

David Bethke manages the Intermediate Bond Fund and the U.S. Government Securities Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

George Schupp and David Bethke co-manage the Bond IMMDEX(TM) Fund and Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income. He has 24 years of investment management experience and has been with Firstar and its affiliates since 1983. Mr. Schupp and Mr. Bethke have managed the Bond IMMDEX(TM) Fund since February 2000. Mr. Schupp has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 1988, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

George Schupp and Karen Bowie co-manage the Strategic Income Fund. Ms. Bowie has over 15 years of trust and investment management experience with five of those years at FIRMCO and its affiliates. Mr. Schupp has managed the Fund since December 2000 and Ms. Bowie since September 2000.

Peter Merzian manages the Tax-Exempt Intermediate Bond Fund, Missouri Tax-
Exempt Bond Fund and National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Tax-Exempt Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio since 1993 and the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.
 ................................................................................

138
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Marian Zentmyer and David Bethke co-manage the Balanced Income Fund. Ms.
Zentmyer serves as FIRMCO's Chief Equity Investment Officer. She has been with FIRMCO and its affiliates since 1982 and has 21 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer has managed the Fund since its inception in December 1997. Mr. Bethke has managed the Fund since February 2000.

Walter Dewey and George Schupp co-manage the Balanced Growth Fund. Mr. Dewey has been with FIRMCO and its affiliates since 1986 and has 16 years of investment management experience. Mr. Dewey has managed the Fund since November 1999. Mr. Schupp has managed the Fund since February 2000.

Marian Zentmyer and Leon Dodge co-manage the Growth & Income Fund. Ms. Zentmyer has managed the Fund since February, 1993. Mr. Dodge has been with FIRMCO since September, 2000. He has 23 years of investment management experience and has been a portfolio manager of the Fund since September 2000.

Joseph P. Belew manages the Relative Value Fund and the Equity Income Fund. Mr. Belew joined FIRMCO and its affiliates in 1979 and has 21 years of investment management experience. He has managed the Predecessor Stellar Relative Value Fund since its inception in June 1991 and the Predecessor Mercantile Equity Income Portfolio since October 2000.

Walter Dewey and Jane Snorek co-manage the Large Cap Core Equity Fund. Mr. Dewey has managed the Fund since July 7, 1997, and Ms. Snorek has managed the Fund since September 2000. Ms. Snorek has been with FIRMCO and its affiliates since 1999 and has nine years of investment management experience.

Donald L. Keller and Randy Hare co-manage the Large Cap Growth Fund. Mr. Keller has been with FIRMCO and its affiliates since 1982 and has 18 years of investment management experience. Mr. Keller has managed the Predecessor Stellar Growth Equity Fund since its inception in October 1994. Mr. Hare has been with FIRMCO and its affiliates since 1998 and has four years of investment management experience. Mr. Hare has managed the Fund since November 2000.

A Portfolio Management Team lead by Thomas Hansberger, CIC manages the International Value Fund for Hansberger Global Investors. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over thirty-five years of investment management experience. Before forming Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. The Portfolio Management Team has over 20 years of industry experience.

Clay Finlay's International Equity team is responsible for the management of the International Growth Fund. Frances Dakers, Greg Jones, Virginie Maisonneuve and Susan Kenneally serve as regional team leaders on the International Equity team. Each of these individuals is a Principal and Director of the Firm, and each has an average of more than seventeen years of investment experience. This team has managed the Predecessor Mercantile International Equity Portfolio since it began operations in 1994.

Todd Krieg and Matt D'Attilio co-manage the MidCap Core Equity Fund. Mr. Krieg has been with FIRMCO and its affiliates since 1992 and has seven years of investment management experience. Mr. Krieg has managed the Fund since September 1994. Mr. D'Attilio has been with FIRMCO and its affiliates since 1993. He has six years of investment management experience and has managed the Fund since December 1998.

David Lettenberger and John Potter co-manage the Small Cap Core Equity Fund -
 each since September 2000. Mr. Lettenberger has been with FIRMCO and its affiliates since 1999 and has seven years of investment management experience. Mr. Potter joined FIRMCO in September 2000 and has six years of investment management experience.
 ............................................................................ 139
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Randy Hare and Donald L. Keller co-manage the Science & Technology Fund. Mr.
Hare has managed the Predecessor Stellar Science & Technology Fund since
October 2000 and Mr. Keller since its inception in August 1999.

Joe Frohna and Barry Randall co-manage the MicroCap Fund. Mr. Frohna has been with FIRMCO and its affiliates since 1995. He has seven years of investment management experience and has managed the Fund since September 1997. Mr. Randall has been with FIRMCO and its affiliates since May 2000. He has seven years of investment management experience and has managed the Fund since May 2000.

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Funds' Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

Net Asset Value And Days Of Operation

The price of the Retail A and Retail B Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares of the non-money market funds a front-end sales charge if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Money Market Funds
The net asset value of the Money Market Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so. Net asset value is computed using the amortized cost method as permitted by SEC rules.

Non-Money Market Funds
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.
 ................................................................................

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Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S.
dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Value Fund and International Growth Fund may trade in their local markets on days the Funds are closed, and the Funds' net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.
 ............................................................................ 141
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Appendix
Financial Highlights
The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights tables set forth on the following pages for the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, International Growth Fund, Small Cap Index Fund, Small Cap Core Equity Fund and Science & Technology Fund are based on the financial history of the predecessor Stellar Ohio Tax-Free Money Market Fund, predecessor Stellar Treasury Fund, predecessor Mercantile U.S. Government Securities Portfolio, predecessor Mercantile Government & Corporate Bond Portfolio, predecessor Stellar Strategic Income Fund, predecessor Mercantile Missouri Tax-Exempt Bond Portfolio, predecessor Mercantile National Municipal Bond Portfolio, predecessor Mercantile Equity Income Portfolio, predecessor Stellar Relative Value Fund, predecessor Stellar Growth Equity Fund, predecessor Mercantile International Equity Portfolio, predecessor Mercantile Small Cap Equity Index Portfolio, predecessor Mercantile Small Cap Equity Portfolio and predecessor Stellar Science & Technology Fund, respectively.

With respect to the Money Market, Tax-Exempt Money Market, U.S. Government Money Market, Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, International Value, MidCap Index, MidCap Core Equity and MicroCap Funds, this information for the period ended October 31,1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request. The financial statements for the six-month period ended April 30, 2000 are unaudited and are contained in the Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Stellar Funds, this information for the periods ended November 30, 1999 and prior has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds, whose reports, along with each Fund's financial statements, are included in the Predecessor Stellar Funds' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Stellar Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Mercantile Portfolios, this information for the periods ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or
Additional Statement.
 ................................................................................

142
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 ............................................................................ 143
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Retail A Shares
Money Market Funds


                                      Net                 Dividends  Net Asset
                                  Asset Value,    Net      from Net   Value,
                                   Beginning   Investment Investment    End
                                   of Period     Income     Income   of Period
MONEY MARKET FUND

Year Ended October 31, 1995          $1.00       $0.05      $(0.05)    $1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1996                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1997                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1998                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1999                                 1.00        0.04       (0.04)     1.00
------------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                          1.00        0.03       (0.03)     1.00
TAX-EXEMPT MONEY MARKET FUND/6/

Year Ended October 31,
 1995                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1996                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1997                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1998                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1999                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                          1.00        0.03       (0.03)     1.00
OHIO TAX-EXEMPT MONEY MARKET FUND/6/,/7/

Period Ended November 30,
 1998                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Year Ended November 30,
 1999                                 1.00        0.03       (0.03)     1.00
------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                          1.00        0.02       (0.02)     1.00
U.S. GOVERNMENT MONEY MARKET FUND

Year Ended October 31,
 1995                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1996                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1997                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1998                                 1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended October 31,
 1999                                 1.00        0.04       (0.04)     1.00
------------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                          1.00        0.02       (0.02)     1.00
U.S. TREASURY MONEY MARKET FUND

Year Ended November 30, 1995          1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended November 30, 1996          1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended November 30, 1997          1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended November 30, 1998          1.00        0.05       (0.05)     1.00
------------------------------------------------------------------------------
Year Ended November 30, 1999          1.00        0.04       (0.04)     1.00
------------------------------------------------------------------------------
Period Ended May 31, 2000 (unau-
 dited)                               1.00        0.02       (0.02)     1.00
------------------------------------------------------------------------------

1 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.96%, 0.85%, 0.86%,
  0.84%, 0.81%, 0.90%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.94%, 4.31%, 4.79%, 4.73%, 4.73%, 5.06%, respectively.

2 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.72%, 0.73%,
  0.75%, 0.75%, 0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.01%, 2.49%, 2.87%, 2.91%, 2.91%,
  3.12%, respectively.

3 Without fees waived ratios of net expenses to average net assets for the fiscal periods ended May 31, 2000, November 30, 1999 and
  November 30, 1998 would have been 1.06%, 1.09%, and 1.29%
  respectively; and ratios of net investment income to average net assets would have been 2.77%, 2.13% and 2.21% respectively.
 ................................................................................

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
                    Supplemental Data and Ratios
     --------------------------------------------------------------------------------
                                                   Ratio of Net
     Net Assets,        Ratio of Net                Investment
       End of             Expenses                    Income
       Period            to Average                 to Average                Total
       (000s)            Net Assets                 Net Assets                Return

      $ 172,261            0.60%/1/                   5.36%/1/                5.51%
--------------------------------------------------------------------------------------
        224,036            0.60%/1/                   4.94%/1/                5.06%
--------------------------------------------------------------------------------------
        261,017            0.60%/1/                   4.98%/1/                5.12%
--------------------------------------------------------------------------------------
        289,088            0.60%/1/                   5.05%/1/                5.16%
--------------------------------------------------------------------------------------
        283,481            0.72%/1/                   4.44%/1/                4.52%
--------------------------------------------------------------------------------------
        181,997            0.75%/1/                   5.15%/1/                2.61%/8/

         84,084            0.60%/2/                   3.36%/2/                3.42%
--------------------------------------------------------------------------------------
         79,328            0.60%/2/                   3.09%/2/                3.13%
--------------------------------------------------------------------------------------
        108,639            0.60%/2/                   3.06%/2/                3.12%
--------------------------------------------------------------------------------------
        122,451            0.60%/2/                   3.02%/2/                3.04%
--------------------------------------------------------------------------------------
        153,189            0.71%/2/                   2.51%/2/                2.53%
--------------------------------------------------------------------------------------
        158,938            0.72%/2/,/9/               3.01%/2/,/9/            1.50%/8/

         57,614            0.69%/3/,/9/               2.81%/3/,/9/            2.85%/8/
--------------------------------------------------------------------------------------
         64,475            0.58%/3/                   2.64%/3/                2.67%
--------------------------------------------------------------------------------------
         48,448            0.73%/3/,/9/               3.10%/3/,/9/            1.60%/8/

        163,068            0.60%/4/                   5.24%/4/                5.37%
--------------------------------------------------------------------------------------
        198,334            0.60%/4/                   4.84%/4/                4.96%
--------------------------------------------------------------------------------------
        198,592            0.60%/4/                   4.83%/4/                4.99%
--------------------------------------------------------------------------------------
        233,176            0.60%/4/                   4.90%/4/                4.97%
--------------------------------------------------------------------------------------
        209,015            0.68%/4/                   4.30%/4/                4.37%
--------------------------------------------------------------------------------------
         61,186            0.72%/4/,/9/               4.77%/4/,/9/            2.46%/8/

        654,963            0.71%/5/                   5.14%/5/                5.23%
--------------------------------------------------------------------------------------
        829,259            0.70%/5/                   4.69%/5/                4.80%
--------------------------------------------------------------------------------------
        469,400            0.73%/5/                   4.73%/5/                4.85%
--------------------------------------------------------------------------------------
        542,430            0.88%/5/                   4.58%/5/                4.69%
--------------------------------------------------------------------------------------
      1,049,641            0.92%/5/                   3.98%/5/                4.02%
--------------------------------------------------------------------------------------
      1,483,384            0.97%/5/,/9/               4.68%/5/,/9/            2.36%/8/
--------------------------------------------------------------------------------------

    4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.79%, 0.69%, 0.71%,
      0.70%, 0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been
      4.70%, 4.29%, 4.79%, 4.73%, 4.73%, 5.09% respectively.

    5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.08%, 1.08%, 1.08%, 0.93%,
      0.90%, 0.91%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 4.57%,
      3.82%, 4.38%, 4.53%, 4.49%, 4.94%, respectively.

    6 For the Tax-Exempt Money Market Fund and the Ohio Tax-Free Money Market
      Fund, substantially all the investment income is exempt from federal income tax.

    7 The Ohio Tax-Exempt Money Market Fund has been operating since December
      2, 1997.

    8 Not Annualized.

    9 Annualized.
 ............................................................................ 145

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share Bond Funds

                                                Income from Investment Operations
                                              ---------------------------------------

                                     Net                  Net Realized and   Total
                                 Asset Value,    Net      Unrealized Gains    From
                                  Beginning   Investment    or Losses on   Investment
                                  of Period   Income/1/      Securities    Operations

 SHORT-TERM BOND

 Year Ended October 31, 1995/7/     $10.03      $ 0.61         $ 0.24        $ 0.85
-------------------------------------------------------------------------------------
 Year Ended October 31, 1996         10.28        0.58/8/       (0.03)         0.55
-------------------------------------------------------------------------------------
 Year Ended October 31, 1997         10.25        0.60           0.02          0.62
-------------------------------------------------------------------------------------
 Year Ended October 31, 1998         10.27        0.58           0.07          0.65
-------------------------------------------------------------------------------------
 Year Ended October 31, 1999         10.34        0.54          (0.22)         0.32
-------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                        10.12        0.28          (0.09)         0.19

 INTERMEDIATE BOND

 Year Ended October 31, 1995/7/       9.67        0.60           0.53          1.13
-------------------------------------------------------------------------------------
 Year Ended October 31, 1996         10.21        0.56/8/       (0.02)         0.54
-------------------------------------------------------------------------------------
 Year Ended October 31, 1997         10.19        0.58           0.12          0.70
-------------------------------------------------------------------------------------
 Year Ended October 31, 1998         10.31        0.57           0.19          0.76
-------------------------------------------------------------------------------------
 Year Ended October 31, 1999         10.50        0.56          (0.39)         0.17
-------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                        10.10        0.30          (0.18)         0.12

 U.S. GOVERNMENT SECURITIES

 Year Ended November 30, 1995        10.05        0.64           0.80          1.44
-------------------------------------------------------------------------------------
 Year Ended November 30, 1996        10.85        0.62          (0.15)         0.47
-------------------------------------------------------------------------------------
 Year Ended November 30, 1997        10.67        0.60          (0.07)         0.53
-------------------------------------------------------------------------------------
 Year Ended November 30, 1998        10.62        0.57           0.12          0.69
-------------------------------------------------------------------------------------
 Year Ended November 30, 1999        10.74        0.54          (0.40)         0.14
-------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                        10.34        0.29          (0.21)         0.08

 AGGREGATE BOND

 Year Ended November 30, 1995         9.64        0.61           0.89          1.50
-------------------------------------------------------------------------------------
 Year Ended November 30, 1996        10.53        0.64          (0.19)         0.45
-------------------------------------------------------------------------------------
 Year Ended November 30, 1997        10.34        0.56           0.01          0.57
-------------------------------------------------------------------------------------
 Year Ended November 30, 1998        10.35        0.57           0.37          0.94
-------------------------------------------------------------------------------------
 Year Ended November 30, 1999        10.72        0.57          (0.69)        (0.12)
-------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                         9.84        0.28          (0.16)         0.12
-------------------------------------------------------------------------------------

1 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt
  Bond Fund, and National Municipal Bond Fund, substantially all investment income is exempt from federal income tax.

2 The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

3 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 3l, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.09%,
  1.11%, 1.11%, 1.12%, 1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.24%, 4.99%, 5.31%, 5.43%, 5.30%,
  5.63%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 3l, 1999, 1998, 1997, 1996, 1995 would have been 0.94%, 0.95%,
  0.96%, 0.98%, 0.99%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.94%, 5.33%, 5.29%, 5.48%, 5.35%,
  5.78%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.14%, 1.09%, 1.07%,
  1.07%, 1.07%, 1.07%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
  1996, 1995 would have been 5.28%, 5.04%, 5.25%, 5.46%, 5.72%,
  5.95%, respectively.

6 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.08%, 1.06%,
  1.05%, 1.05%, 1.05%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
  1996, 1995 would have been 5.68%, 5.43%, 5.31%, 5.36%, 5.96%,
  5.93%, respectively.

 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                              Supplemental Data and Ratios
     ------------------------------------------                       ---------------------------------------------------------
                                                                                                    Ratio of Net
     Dividends                                                        Net Assets, Ratio of Net       Investment
      from Net    Distributions                Net Asset                End of      Expenses         Income to        Portfolio
     Investment       From           Total     Value, End   Total       Period     to Average         Average         Turnover
       Income     Capital Gains  Distributions of Period  Return/2/     (000s)     Net Assets        Net Assets        Rate/9/

     $(0.60)          $  -          $(0.60)      $10.28     8.74%       $47,730      0.69%/3/          6.04%/3/        100.58%
----------------------------------------------------------------------------------------------------------------------------------
      (0.58)             -           (0.58)       10.25     5.54%        58,843      0.75%/3/          5.67%/3/         59.62%
----------------------------------------------------------------------------------------------------------------------------------
      (0.60)             -           (0.60)       10.27     6.21%        65,567      0.75%/3/          5.79%/3/         77.12%
----------------------------------------------------------------------------------------------------------------------------------
      (0.58)             -           (0.58)       10.34     6.58%        75,410      0.75%/3/          5.67%/3/         78.20%
----------------------------------------------------------------------------------------------------------------------------------
      (0.54)             -           (0.54)       10.12     3.16%        65,490      0.81%/3/          5.27%/3/         52.28%
----------------------------------------------------------------------------------------------------------------------------------
      (0.28)             -           (0.28)       10.03     1.89%/10/    54,738      0.82%/3/,/11/     5.53%/3/,/11/    33.23%/10/


      (0.59)             -           (0.59)       10.21    12.04%        11,576      0.69%/4/          6.07%/4/         66.69%
----------------------------------------------------------------------------------------------------------------------------------
      (0.56)             -           (0.56)       10.19     5.51%        17,392      0.75%/4/          5.59%/4/         59.29%
----------------------------------------------------------------------------------------------------------------------------------
      (0.58)             -           (0.58)       10.31     7.09%        20,691      0.75%/4/          5.71%/4/         40.61%
----------------------------------------------------------------------------------------------------------------------------------
      (0.57)             -           (0.57)       10.50     7.57%        29,550      0.75%/4/          5.50%/4/         27.29%
----------------------------------------------------------------------------------------------------------------------------------
      (0.56)          (0.01)         (0.57)       10.10     1.66%        33,779      0.81%/4/          5.47%/4/         64.07%
----------------------------------------------------------------------------------------------------------------------------------
      (0.30)             -           (0.30)        9.92     1.17%/10/    29,683      0.82%/4/,/11/     6.06%/4/,/11/    46.03%/10/


      (0.64)             -           (0.64)       10.85    14.66%         8,179      0.97%/5/          6.05%/5/         93.76%
----------------------------------------------------------------------------------------------------------------------------------
      (0.62)          (0.03)/12/     (0.65)       10.67     4.57%         7,153      0.97%/5/          5.82%/5/         53.76%
----------------------------------------------------------------------------------------------------------------------------------
      (0.58)             -           (0.58)       10.62     5.20%         5,181      0.97%/5/          5.56%/5/        100.33%
----------------------------------------------------------------------------------------------------------------------------------
      (0.57)             -           (0.57)       10.74     6.66%         4,664      0.97%/5/          5.35%/5/         54.57%
----------------------------------------------------------------------------------------------------------------------------------
      (0.54)             -           (0.54)       10.34     1.37%         4,620      0.98%/5/          5.15%/5/         26.17%
----------------------------------------------------------------------------------------------------------------------------------
      (0.28)             -           (0.28)       10.14     0.75%/10/     3,779      1.03%/5/,/11/     5.39%/5/,/11/     4.38%/10/


      (0.61)             -           (0.61)       10.53    15.98%         5,456      0.95%/6/          6.03%/6/         59.32%
----------------------------------------------------------------------------------------------------------------------------------
      (0.64)             -           (0.64)       10.34     4.51%         4,915      0.95%/6/          6.06%/6/        149.20%
----------------------------------------------------------------------------------------------------------------------------------
      (0.56)             -           (0.56)       10.35     5.78%         4,774      0.95%/6/          5.46%/6/        140.72%
----------------------------------------------------------------------------------------------------------------------------------
      (0.57)             -           (0.57)       10.72     9.31%         4,927      0.96%/6/          5.41%/6/         91.14%
----------------------------------------------------------------------------------------------------------------------------------
      (0.56)          (0.20)/13/     (0.76)        9.84    (1.13)%        3,878      0.97%/6/          5.54%/6/         38.29%
----------------------------------------------------------------------------------------------------------------------------------
      (0.28)             -           (0.28)        9.68     1.26%/10/     3,096      1.00%/6/,/11/     5.79%/6/,/11/    17.60%/10/
----------------------------------------------------------------------------------------------------------------------------------

    7 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period
      January 10, 1995, through October 31, 1995.

    8 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    9 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    10 Not Annualized

    11 Annualized

    12 Includes distributions in excess of net realized gains of $0.03 per share.

    13 Includes distributions in excess of net realized gains of $0.07 per share.

 ............................................................................ 147

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share
Bond Funds (cont'd.)

                                                     Income from Investment Operations
                                                   --------------------------------------

                                          Net                 Net Realized and   Total
                                      Asset Value,    Net     Unrealized Gains    From
                                       Beginning   Investment   or Losses on   Investment
                                       of Period   Income/1/     Securities    Operations
 BOND IMMDEX(TM)

 Year Ended October 31, 1995/8/          25.67        1.68          2.30          3.98
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1996             27.82        1.61/9/      (0.26)         1.35
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1997             27.54        1.66          0.64          2.30
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1998             28.16        1.64          0.85          2.49
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1999             29.01        1.64         (1.66)        (0.02)
-----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                            27.36        0.86         (0.37)         0.49
 STRATEGIC INCOME

 Period Ended May 31, 2000/13/
  (unaudited)                             8.32        0.11          0.00          0.11
 TAX-EXEMPT INTERMEDIATE BOND

 Year Ended October 31, 1995/8/           9.78        0.42          0.45          0.87
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1996             10.23        0.40/9/      (0.01)         0.39
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1997             10.21        0.42          0.14          0.56
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1998             10.35        0.41          0.17          0.58
-----------------------------------------------------------------------------------------
 Year Ended October 31, 1999             10.52        0.42         (0.40)         0.02
-----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                            10.12        0.21         (0.09)         0.12
 MISSOURI TAX-EXEMPT BOND

 Six Months Ended November 30,
  1995/14/                               11.52        0.27          0.22          0.49
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1996            11.74        0.55         (0.05)         0.50
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1997            11.69        0.53          0.18          0.71
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1998            11.87        0.52          0.21          0.73
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1999            12.08        0.50         (0.74)        (0.24)
-----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                            11.31        0.26         (0.19)         0.07
 NATIONAL MUNICIPAL BOND

 November 18, 1996 to November 30,
  1996/15/                               10.00        0.02          0.05          0.07
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1997            10.05        0.52          0.22          0.74
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1998            10.27        0.30          0.30          0.74
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1999            10.22        0.41         (0.69)        (0.28)
-----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                             9.43        0.20         (0.18)         0.02
-----------------------------------------------------------------------------------------

1 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt
  Bond Fund, and National Municipal Bond Fund, substantially all investment income is exempt from federal income tax.
2 The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.
3 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 3l, 1999, 1998, 1997, 1996,1995 would have been 0.73%, 0.74%,
  0.74%, 0.74% ,0.75%, 0.71%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 6.30%, 5.78%, 5.70%,6.01%, 5.91%,
  6.24%, respectively.
4 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 would have been 1.52%, and ratio of net investment income to average net assets would have been 6.85%.
5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 3l, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.07%,
  1.06%, 1.13%, 1.22%, 1.20%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.95%, 3.73%, 3.69%, 3.73%, 3.52%,
  3.76%, respectively.
6 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 0.98%, 1.07%, 1.06%,
  1.06%, 1.05%, 1.18%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
  1996, 1995 would have been 4.60%, 4.09%, 4.08%, 4.37%, 4.55%,
  4.39%, respectively.
7 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 1.09%, 1.16%, 1.16%, 1.17%,
  1.07%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 4.27%, 3.94%, 3.97%, 3.89%, 8.38%, respectively.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                Supplemental Data and Ratios
     --------------------------------------------                       ---------------------------------------------------------
                                                                                                      Ratio of Net
     Dividends                                                          Net Assets, Ratio of Net       Investment
      from Net      Distributions                Net Asset                End of      Expenses         Income to        Portfolio
     Investment         From           Total     Value, End   Total       Period     to Average         Average         Turnover
       Income       Capital Gains  Distributions of Period  Return/2/     (000s)     Net Assets        Net Assets       Rate/10/

       (1.79)           (0.04)         (1.83)      27.82     16.05%       21,875       0.64%/3/          6.31%/3/        41.67%
-----------------------------------------------------------------------------------------------------------------------------------
       (1.63)              -           (1.63)      27.54      5.06%       42,671       0.68%/3/          5.98%/3/        33.38%
-----------------------------------------------------------------------------------------------------------------------------------
       (1.68)              -           (1.68)      28.16      8.68%       64,144       0.67%/3/          6.08%/3/        35.12%
-----------------------------------------------------------------------------------------------------------------------------------
       (1.64)              -           (1.64)      29.01      9.11%       95,301       0.67%/3/          5.77%/3/        20.07%
-----------------------------------------------------------------------------------------------------------------------------------
       (1.63)              -           (1.63)      27.36     (0.05)%      95,635       0.72%/3/          5.80%/3/        57.04%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.85)              -           (0.85)      27.00      1.82%/11/   83,806       0.73%/3/,/12/     6.30%/3/,/12/   33.11%/11/


       (0.11)              -           (0.11)       8.32      1.32%/11/       -        1.42%/4/,/12/     6.94%/4/,/12/   29.00%/11/


       (0.42)              -           (0.42)      10.23      9.07%        7,711       0.71%/5/          4.25%/5/        44.13%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.41)              -           (0.41)      10.21      3.87%       10,690       0.75%/5/          3.99%/5/        30.46%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.42)              -           (0.42)      10.35      5.60%       19,199       0.75%/5/          4.11%/5/        11.22%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.41)              -           (0.41)      10.52      5.73%       32,466       0.75%/5/          4.00%/5/        14.38%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.41)           (0.01)         (0.42)      10.12      0.14%       20,016       0.89%/5/          3.91%/5/        21.77%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.21)           (0.04)         (0.25)       9.99      1.14%/11/   14,798       0.92%/5/,/12/     4.14%/5/,/12/   10.68%/11/

       (0.27)              -           (0.27)      11.74      4.32%       24,726       0.95%/6/          4.64%/6/         1.55%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.55)              -           (0.55)      11.69      4.41%       25,144       0.85%/6/          4.75%/6/         3.66%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.53)              -           (0.53)      11.87      6.27%       23,722       0.86%/6/          4.57%/6/         3.50%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.52)              -           (0.51)      12.08      6.31%       23,611       0.86%/6/          4.38%/6/         6.14%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.51)           (0.02)         (0.53)      11.31     (2.09)%      21,242       0.86%/6/          4.30%/6/         0.76%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.26)              -           (0.26)      11.12      0.65%/11/   19,487       0.87%/6/,/12/     4.71%/6/,/12/    2.26%/11/


       (0.02)              -           (0.02)      10.05      0.73%            1       0.37%/7/          9.08%/7/            -
-----------------------------------------------------------------------------------------------------------------------------------
       (0.52)              -           (0.52)      10.27      7.61%          717       0.35%/7/          4.71%/7/        83.94%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.44)           (0.35)         (0.79)      10.22      7.56%        1,162       0.85%/7/          4.18%/7/        18.30%
-----------------------------------------------------------------------------------------------------------------------------------
       (0.41)/16/       (0.10)/16/     (0.51)       9.43     (2.87)%       1,582       0.96%/7/          4.14%/7/            -
-----------------------------------------------------------------------------------------------------------------------------------
       (0.21)                          (0.21)       9.24      0.21%/11/    1,438       0.98%/7/,/12/     4.38%/7/,/12/       -
-----------------------------------------------------------------------------------------------------------------------------------

    8 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January
      9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended
      October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the
      Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
      November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10,
      1995, through October 31, 1995.
    9 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
    10 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    11 Not Annualized.
    12 Annualized.
    13 Reflects operations for the period from March 31, 2000 (date of public investments) to May 31, 2000.
    14 Upon reorganizing as a Portfolio of the Arch Fund, Inc., the
       Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.
    15 Period from commencement of operations.
    16 Includes distributions in excess of net income and net realized gains of $0.01 and $0.01 per share respectively
 ............................................................................ 149

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail B Share Bond Funds

                                                   Income from Investment Operations
                                                 ----------------------------------------

                                        Net                   Net Realized and   Total
                                    Asset Value,    Net       Unrealized Gains    from
                                     Beginning   Investment     or Losses on   Investment
                                     of Period   Income/2/       Securities    Operations

 SHORT-TERM BOND

 March 1, 1999/1/ through October
  31, 1999                             $10.23      $0.31/11/       $(0.09)       $0.22
-----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                           10.12       0.22            (0.07)        0.15

 INTERMEDIATE BOND

 March 1, 1999/1/ through October
  31, 1999                              10.31       0.31/11/        (0.21)        0.10
-----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                           10.09       0.27/11/        (0.18)        0.09

 U.S. GOVERNMENT SECURITIES

 March 1, 1995/1/ to November 30,
  1995                                  10.34       0.31             0.50         0.81
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1996           10.84       0.55            (0.15)        0.40
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1997           10.66       0.51            (0.05)        0.46
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1998           10.61       0.50/11/         0.13         0.63
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1999           10.74       0.47/11/        (0.38)        0.09
-----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                           10.36       0.28            (0.24)        0.04

 AGGREGATE BOND

 March 1, 1995/1/ to November 30,
  1995                                   9.92       0.38             0.61         0.99
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1996           10.53       0.57            (0.19)        0.38
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1997           10.34       0.49             0.03         0.52
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1998           10.37       0.50             0.38         0.88
-----------------------------------------------------------------------------------------
 Year Ended November 30, 1999           10.75       0.49            (0.69)       (0.20)
-----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                            9.86       0.24            (0.15)        0.09
-----------------------------------------------------------------------------------------

1 Commencement of operations.
2 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt
  Bond Fund, and National Municipal Bond Fund substantially all investment income is exempt from federal income tax.
3 The total return calculation for the Funds does not reflect the maximum deferred sales charge of 5.00%.
4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
  October 31, 1999, would have been 1.86%, 1.85%, respectively;
  and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, would have been 4.50%, 4.30%, respectively.
5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
  October 31, 1999, would have been 1.69%, 1.71%, respectively;
  and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, would have been 5.20%, 4.73%, respectively.
6 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, 1996, 1995 would have been
  1.84%, 1.79%, 1.77%, 1.77%, 1.76%, 1.78%, respectively; and
  (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, 1996, 1995 would have been
  4.58%, 4.36%, 4.50%, 4.74%, 4.96%, 5.27%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                               Supplemental Data and Ratios
     -------------------------------------------                       -------------------------------------------------------
                                                                                                    Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net      Investment
      from Net    Distributions                 Net Asset                End of      Expenses          Income        Portfolio
     Investment       From            Total     Value, End   Total       Period     to Average       to Average      Turnover
       Income     Capital Gains   Distributions of Period  Return/3/     (000s)     Net Assets       Net Assets      Rate/10/

     $(0.33)         $   -           $(0.33)      $10.12     2.18%/8/      517        1.57%/4/,/9/     4.58%/4/,/9/    52.28%/8/
--------------------------------------------------------------------------------------------------------------------------------
      (0.24)             -            (0.24)       10.03     1.48%/8/      644        1.57%/4/,/9/     4.79%/4/,/9/    33.23%/8/


      (0.32)             -            (0.32)       10.09     1.02%/8/      206        1.57%/5/,/9/     4.87%/5/,/9/    64.07%/8/
--------------------------------------------------------------------------------------------------------------------------------
      (0.26)             -            (0.26)        9.92     0.92%/8/      267        1.57%/5/,/9/     5.32%/5/,/9/    46.03%/8/


      (0.31)             -            (0.31)       10.84    12.85%/14/      41        1.68%/6/,/9/     5.37%/6/,/9/    93.76%/8/
--------------------------------------------------------------------------------------------------------------------------------
      (0.55)          (0.03)/17/      (0.58)       10.66     3.85%         359        1.66%/6/         5.06%/6/        53.76%
--------------------------------------------------------------------------------------------------------------------------------
      (0.51)             -            (0.51)       10.61     4.47%         466        1.67%/6/         4.84%/6/       100.33%
--------------------------------------------------------------------------------------------------------------------------------
      (0.50)             -            (0.50)       10.74     6.02%         149        1.67%/6/         4.67%/6/        54.57%
--------------------------------------------------------------------------------------------------------------------------------
      (0.47)             -            (0.47)       10.36     0.86%         282        1.68%/6/         4.47%/6/        26.17%
--------------------------------------------------------------------------------------------------------------------------------
      (0.24)             -            (0.24)       10.16     0.40%/8/      173        1.73%/6/,/9/     4.69%/6/,/9/     4.38%/8/


      (0.38)             -            (0.38)       10.53    15.27%/8/      106        1.65%/7/,/9/     5.19%/7/,/9/    59.32%/8/
--------------------------------------------------------------------------------------------------------------------------------
      (0.57)             -            (0.57)       10.34     3.79%         511        1.65%/7/         5.37%/7/       149.20%
--------------------------------------------------------------------------------------------------------------------------------
      (0.49)             -            (0.49)       10.37     5.26%         545        1.65%/7/         4.84%/7/       140.72%
--------------------------------------------------------------------------------------------------------------------------------
      (0.50)             -            (0.50)       10.75     8.65%         662        1.66%/7/         4.70%/7/        91.14%
--------------------------------------------------------------------------------------------------------------------------------
      (0.49)          (0.20)/13/      (0.69)        9.86    (1.90)%        712        1.67%/7/         4.85%/7/        38.29%
--------------------------------------------------------------------------------------------------------------------------------
      (0.25)             -            (0.25)        9.70     0.91%/8/      653        1.70%/7/,/9/     5.09%/7/,/9/    17.60%/8/
--------------------------------------------------------------------------------------------------------------------------------

    7 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999,
      1998, 1997, 1996, 1995 would have been 1.81%, 1.78%, 1.76%, 1.75%,
      1.75%, 1.75%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May
      31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been
      4.98%, 4.74%, 4.60%, 4.74%, 5.27%, 5.09%, respectively.
    8 Not annualized.
    9 Annualized.
    10 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    11 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
    12 Includes distributions in excess of net realized gains of $0.03 per share.
    13 Includes distributions in excess of net realized gains of $0.07 per share.
    14 Represents total return for the Retail A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Retail B Shares from March 1, 1995 to November 30, 1995.
 ............................................................................ 151

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail B Share Bond Funds (cont'd)

                                                   Income from Investment Operations
                                                 ---------------------------------------

                                        Net                  Net Realized and   Total
                                    Asset Value,    Net      Unrealized Gains    from
                                     Beginning   Investment    or Losses on   Investment
                                     of Period   Income/2/      Securities    Operations

 BOND IMMDEXTM

 March 1, 1999/1/ through October
  31, 1999                             28.34        0.92/11/      (0.91)         0.01
----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                          27.36        0.76/11/      (0.36)         0.40

 STRATEGIC INCOME

 December 12, 1994/1/ to November
  30, 1995                             10.00        0.69           0.55          1.24
----------------------------------------------------------------------------------------
 Year Ended November 30, 1996          10.53        0.73          (0.04)         0.69
----------------------------------------------------------------------------------------
 Year Ended November 30, 1997          10.50        0.73           0.18          0.91
----------------------------------------------------------------------------------------
 Year Ended November 30, 1998          10.67        0.72          (0.94)        (0.22)
----------------------------------------------------------------------------------------
 Year Ended November 30, 1999           9.62        0.64          (1.10)        (0.46)
----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                           8.52        0.32          (0.18)         0.14

 TAX-EXEMPT INTERMEDIATE BOND

 March 1, 1999/1/ through October
  31, 1999                             10.51        0.22/11/      (0.38)        (0.16)
----------------------------------------------------------------------------------------
 Period Ended April 30, 2000
  (unaudited)                          10.12        0.18          (0.09)         0.09

 MISSOURI TAX-EXEMPT BOND

 Six Months Ended November 30,
  1995/13/                             11.52        0.22           0.22          0.44
----------------------------------------------------------------------------------------
 Year Ended November 30, 1996          11.74        0.45          (0.06)         0.39
----------------------------------------------------------------------------------------
 Year Ended November 30, 1997          11.68        0.44           0.18          0.62
----------------------------------------------------------------------------------------
 Year Ended November 30, 1998          11.86        0.43           0.21          0.64
----------------------------------------------------------------------------------------
 Year Ended November 30, 1999          12.07        0.41          (0.73)        (0.32)
----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                          11.31        0.22          (0.20)         0.02

 NATIONAL MUNICIPAL BOND

 November 18, 1996/1/ to November
  30, 1996                             10.00        0.02           0.05          0.07
----------------------------------------------------------------------------------------
 Year Ended November 30, 1997          10.05        0.44           0.24          0.68
----------------------------------------------------------------------------------------
 Year Ended November 30, 1998          10.29        0.36           0.30          0.66
----------------------------------------------------------------------------------------
 Year Ended November 30, 1999          10.24        0.33          (0.72)        (0.39)
----------------------------------------------------------------------------------------
 Period Ended May 31, 2000
  (unaudited)                           9.41        0.16          (0.17)        (0.01)
----------------------------------------------------------------------------------------

1 Commencement of operations.
2 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt
  Bond Fund, and National Municipal Bond Fund substantially all investment income is exempt from federal income tax.
3 The total return calculation for the Funds does not reflect the maximum deferred sales charge of 5.00%.
4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, 1996, 1995 would have been
  1.46%, 1.44%, 1.46%, 1.46%, 1.56%, 1.77%, respectively; and
  ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30,
  1999, 1998, 1997, 1996, 1995 would have been 7.51%, 6.79%,
  6.99%, 6.93%, 7.06%, 7.11%, respectively.
5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
  October 31, 1999, would have been 1.86%, 1.85%, respectively;
  and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, would have been 3.20%, 3.07%, respectively.
6 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, 1996, 1995 would have been
  1.78%, 1.77%, 1.76%, 1.76%, 1.75%, 1.87%, respectively; and
  (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, 1996, 1995 would have been
  3.80%, 3.40%, 3.47%, 3.66%, 3.86%, 3.72%, respectively.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                Supplemental Data and Ratios
     --------------------------------------------                       -------------------------------------------------------
                                                                                                     Ratio of Net
     Dividends                                                          Net Assets, Ratio of Net      Investment
      from Net      Distributions                Net Asset                End of      Expenses          Income        Portfolio
     Investment         From           Total     Value, End   Total       Period     to Average       to Average      Turnover
       Income       Capital Gains  Distributions of Period  Return/3/     (000s)     Net Assets       Net Assets      Rate/10/

       (0.99)              -           (0.99)      27.36      0.04%/8/      1,869      1.49%/9/         5.06%/9/        57.04%/8/
---------------------------------------------------------------------------------------------------------------------------------
       (0.77)              -           (0.77)      26.99      1.43%/8/      2,182      1.48%/9/         5.55%/9/        33.11%/8/


       (0.67)           (0.04)         (0.71)      10.53     12.71%/8/     47,513      1.47%/4/,/9/     7.41%/4/,/9/   258.00%/8/
---------------------------------------------------------------------------------------------------------------------------------
       (0.72)              -           (0.72)      10.50      6.99%       110,775      1.36%/4/         7.26%/4/       201.00%
---------------------------------------------------------------------------------------------------------------------------------
       (0.74)              -           (0.74)      10.67      9.02%       179,413      1.26%/4/         7.13%/4/       142.00%
---------------------------------------------------------------------------------------------------------------------------------
       (0.73)           (0.10)         (0.83)       9.62     (2.16)%      202,354      1.26%/4/         7.19%/4/       146.00%
---------------------------------------------------------------------------------------------------------------------------------
       (0.64)/14/          -           (0.64)       8.52     (4.99)%      160,605      1.28%/4/         6.95%/4/        73.00%
---------------------------------------------------------------------------------------------------------------------------------
       (0.34)              -           (0.34)       8.32      1.77%/8/    138,250      1.35%/4/,/9/     7.62%/4/,/9/    29.00%/8/


       (0.23)              -           (0.23)      10.12     (1.55)%/8/        74      1.67%/5/,/9/     3.25%/5/,/9/    21.77%
---------------------------------------------------------------------------------------------------------------------------------
       (0.18)           (0.04)         (0.22)       9.99      0.77%/8/         75      1.67%/5/,/9/     3.39%/5/,/9/    10.68%/8/


       (0.22)              -           (0.22)      11.74      3.88%/8/        433      1.77%/6/,/9/     3.82%/6/,/9/     1.55%/8/
---------------------------------------------------------------------------------------------------------------------------------
       (0.45)              -           (0.45)      11.68      3.48%           675      1.65%/6/         3.96%/6/         3.66%
---------------------------------------------------------------------------------------------------------------------------------
       (0.44)              -           (0.44)      11.86      5.43%         1,398      1.66%/6/         3.76%/6/         3.50%
---------------------------------------------------------------------------------------------------------------------------------
       (0.43)              -           (0.43)      12.07      5.47%         2,496      1.66%/6/         3.57%/6/         6.14%
---------------------------------------------------------------------------------------------------------------------------------
       (0.42)           (0.02)         (0.44)      11.31     (2.79)%        3,519      1.66%/6/         3.51%/6/         0.76%
---------------------------------------------------------------------------------------------------------------------------------
       (0.22)              -           (0.22)      11.11      0.16%/8/      2,863      1.67%/6/,/9/     3.91%/6/,/9/     2.26%/8/


       (0.02)              -           (0.02)      10.05      0.70%/8/          1      1.10%/7/,/9/     8.35%/7/,/9/        -
---------------------------------------------------------------------------------------------------------------------------------
       (0.44)              -           (0.44)      10.29      7.01%           408      1.17%/7/         4.08%/7/        83.94%
---------------------------------------------------------------------------------------------------------------------------------
       (0.36)           (0.35)         (0.71)      10.24      6.69%           503      1.56%/7/         3.51%/7/        18.30%
---------------------------------------------------------------------------------------------------------------------------------
       (0.34)/17/       (0.10)/12/     (0.44)       9.41     (4.03)%          747      1.76%/7/         3.34%/7/            -
---------------------------------------------------------------------------------------------------------------------------------
       (0.17)                          (0.17)       9.23      0.21%/8/      1,438      0.98%/7/,/9/     4.38%/7/,/9/        -
---------------------------------------------------------------------------------------------------------------------------------

    7 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999,
      1998, 1997, 1996, would have been 1.89%, 1.86%, 1.86%, 1.89%, 1.80%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, would have been 3.47%, 3.24%,
      3.21%, 3.36%, 7.65%, respectively.
    8 Not annualized.
    9 Annualized.
    10 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    11 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
    12 Includes distributions in excess of net income and net realized gains of $0.01 and $0.01 per share respectively.
    13 Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Missouri
       Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.
    14 Includes distributions in excess of net investment income of .01.
 ............................................................................ 153

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share
Equity Funds

                                                      Income from Investment Operations
                                                 -----------------------------------------

                                        Net                    Net Realized and   Total
                                    Asset Value,      Net      Unrealized Gains    from
                                     Beginning    Investment    or (Losses) on  Investment
                                     of Period   Income (Loss)    Securities    Operations

BALANCED INCOME

December 1, 1997/1/ through
 October 31, 1998                      $10.00       $0.28/8/        $0.96         $1.24
------------------------------------------------------------------------------------------
Year Ended October 31, 1999             11.00        0.28            0.38          0.66
------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                            10.94        0.13/8/         0.21          0.34

BALANCED GROWTH

Year Ended October 31, 1995/7/          22.10        0.49            3.77          4.26
------------------------------------------------------------------------------------------
Year Ended October 31, 1996             25.89        0.47/9/         2.64          3.11
------------------------------------------------------------------------------------------
Year Ended October 31, 1997             27.98        0.58            4.19          4.77
------------------------------------------------------------------------------------------
Year Ended October 31, 1998             30.48        0.56            1.86          2.42
------------------------------------------------------------------------------------------
Year Ended October 31, 1999             29.82        0.49            1.19          1.68
------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                            30.06        0.26            4.21          4.47

GROWTH AND INCOME

Year Ended October 31, 1995/7/          23.09        0.37            5.14          5.51
------------------------------------------------------------------------------------------
Year Ended October 31, 1996             27.62        0.42/9/         6.61          7.03
------------------------------------------------------------------------------------------
Year Ended October 31, 1997             33.07        0.37            8.92          9.29
------------------------------------------------------------------------------------------
Year Ended October 31, 1998             39.24        0.36            6.55          6.91
------------------------------------------------------------------------------------------
Year Ended October 31, 1999             44.41        0.29            4.92          5.21
------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                            46.08        0.07            2.70          2.77

EQUITY INCOME

February 27, 1997/1/ through
 November 30, 1997                      10.00        0.16            1.57          1.73
------------------------------------------------------------------------------------------
Year Ended November 30, 1998            11.56        0.17            0.98          1.15
------------------------------------------------------------------------------------------
Year Ended November 30, 1999            10.24        0.13           (0.18)        (0.05)
------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000
 (unaudited)                             7.83        0.05           (0.13)        (0.08)
------------------------------------------------------------------------------------------

1 Commencement of operations.

2 The total return calculation for the Fund does not reflect the maximum sales charge of 5.50%.

3 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 1.37%, 1.48%, 1.63%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 2.35%, 2.29%, 2.19%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.27%,
  1.25%, 1.24%, 1.25%, 1.28%, 1.25%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.57%, 1.52%, 1.67%, 1.80%,
  1.52%, 1.74%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.68%,
  0.68%, 0.69%, 0.70%, 0.73%, 0.73%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%, 0.85%, 1.07%, 1.33%,
  1.69%, 2.07%, respectively.

6 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 1.46%, 1.38%, 1.38%, 1.38%, respectively; and (unaudited) the ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998 and the period ended November 30, 1997 would have been 1.49%, 1.50%, 1.28% , 1.36% respectively.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                                Supplemental Data and Ratios
     -------------------------------------------                       ---------------------------------------------------------
                                                                                                     Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net       Investment
      from Net      Distributions               Net Asset                End of      Expenses        Income (Loss)     Portfolio
     Investment         From          Total     Value, End   Total       Period     to Average        to Average       Turnover
       Income       Capital Gains Distributions of Period  Return/2/     (000s)     Net Assets        Net Assets       Rate/11/

       $(0.24)          $  -         $(0.24)      $11.00   12.46%/12/    $10,614      1.00%/13/          2.82%/13/      58.33%/13/
----------------------------------------------------------------------------------------------------------------------------------
        (0.28)          (0.44)        (0.72)       10.94    6.01%         13,087      1.18%/3/           2.59%/3/       48.46%
----------------------------------------------------------------------------------------------------------------------------------
        (0.12)          (0.20)        (0.32)       10.96    3.20%/12/     11,413      1.22%/13/          2.50%/13/      93.42%/13/


        (0.47)             -          (0.47)       25.89   19.55%         21,832      0.94%/4/           2.05%/4/       61.87%
----------------------------------------------------------------------------------------------------------------------------------
        (0.47)          (0.55)        (1.02)       27.98   12.30%         29,034      1.00%/4/           1.80%/4/       63.91%
----------------------------------------------------------------------------------------------------------------------------------
        (0.59)          (1.68)        (2.27)       30.48   18.07%         44,026      1.00%/4/           2.06%/4/       69.90%
----------------------------------------------------------------------------------------------------------------------------------
        (0.58)          (2.50)        (3.08)       29.82    8.60%         59,657      1.00%/4/           1.91%/4/       56.44%
----------------------------------------------------------------------------------------------------------------------------------
        (0.49)          (0.95)        (1.44)       30.06    5.56%         53,807      1.18%/4/           1.59%/4/       69.42%
----------------------------------------------------------------------------------------------------------------------------------
        (0.26)          (1.67)        (1.93)       32.60   15.29%/12/     53,470      1.22%/4/,/13/      1.62%/4/,/13/  81.13%/13/


        (0.38)          (0.60)        (0.98)       27.62   24.75%         42,424      1.09%/5/           1.51%/5/       47.85%
----------------------------------------------------------------------------------------------------------------------------------
        (0.39)          (1.19)        (1.58)       33.07   26.62%         71,310      1.15%/5/           1.42%/5/       51.37%
----------------------------------------------------------------------------------------------------------------------------------
        (0.39)          (2.73)        (3.12)       39.24   30.47%        128,070      1.12%/5/           1.09%/5/       31.36%
----------------------------------------------------------------------------------------------------------------------------------
        (0.35)          (1.39)        (1.74)       44.41   18.08%        190,331      1.12%/5/           0.86%/5/       48.56%
----------------------------------------------------------------------------------------------------------------------------------
        (0.35)          (3.21)        (3.56)       46.06   11.78%        194,089      1.17%/5/           0.74%/5/       62.20%
----------------------------------------------------------------------------------------------------------------------------------
        (0.05)          (3.90)        (3.95)       44.90    6.43%/12/    181,142      1.19%/5/,/13/      0.33%/5/,/13/  91.87%/13/


        (0.17)/10/         -          (0.17)       11.56   17.42%/12/        173      0.45%/6/,/13/      2.29%/6/,/13/  48.33%
----------------------------------------------------------------------------------------------------------------------------------
        (0.18)          (2.29)        (2.47)       10.24   11.69%          1,709      1.15%/6/           1.51%/6/       98.32%
----------------------------------------------------------------------------------------------------------------------------------
        (0.13)          (2.23)        (2.36)        7.83   (0.05)%         1,336      1.28%/6/           1.60%/6/       81.84%
----------------------------------------------------------------------------------------------------------------------------------
        (0.05)          (1.11)        (1.16)        6.59   (1.00)%/12/       843      1.36%/6/,/13/      1.59%/6/,/13/  15.81%/13/
----------------------------------------------------------------------------------------------------------------------------------

    7 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    8 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    9 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    10 Includes distribution in excess of net investment income of $0.01 per share.

    11 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    12 Not Annualized.

    13 Annualized.
 ............................................................................ 155

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share Equity Funds (cont'd)

                                                            Income from Investment Operations
                                                        -----------------------------------------

                                               Net                    Net Realized and   Total
                                           Asset Value,      Net      Unrealized Gains    from
                                           Beginning of  Investment    or (Losses) on  Investment
                                              Period    Income (Loss)    Securities    Operations

 RELATIVE VALUE

 Year Ended November 30, 1995                 11.36          0.29           3.65          3.94
-------------------------------------------------------------------------------------------------
 Year Ended November 30, 1996                 15.02          0.27           4.01          4.28
-------------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                 19.03          0.67           4.45          5.12
-------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                 23.48          0.11           3.66          3.77
-------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                 26.26          0.10           3.01          3.11
-------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                 29.10          0.13          (0.24)        (0.11)

 EQUITY INDEX

 Year Ended October 31, 1995/9/               33.41          0.70           7.70          8.40
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1996                  41.07          0.77/8/        8.69          9.46
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                  49.40          0.80/7/       14.33         15.13
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                  63.11          0.84          12.58         13.42
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                  74.58          0.80          17.75         18.55
-------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                 91.83          0.40/12/       5.72          6.12

 LARGE CAP CORE EQUITY

 Year Ended October 31, 1995/9/               21.47         (0.02)          4.16          4.14
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1996                  25.58         (0.07)/8/       4.81          4.74
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                  30.32         (0.05)/8/       6.30          6.25
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                  35.27         (0.02)/7/       5.66          5.64
-------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                  35.72         (0.12)/7/       6.42          6.30
-------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                 37.96         (0.07)          7.08          7.01

 LARGE CAP GROWTH

 March 31, 2000/1/ through May 31, 2000
  (unaudited)                                 26.95            -           (1.26)        (1.26)
-------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 The total return calculation does not reflect the maximum sales charge of 5.50%.

3 Without fees waived, the ratio of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been
  1.46%, 1.46%, 1.49%, 1.21%, 1.24%, 1.26%, respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 0.77%, 0.36%, 0.50%, 1.20%,
  1.51%, 1.97%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.68%,
  0.68%, 0.69%, 0.70%, 0.73%, 0.73%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%, 0.85%, 1.07%, 1.33%, 1.69%,
  2.07%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.20%,
  1.20%, 1.21%, 1.21%, 1.23%, 1.21%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.32)%, (0.32)%, (0.12)%,
  (0.24)%, (0.36)%, (0.18)%, respectively.

6 Without fees waived, the ratio of net expenses to average net assets for the period ended May 31, 2000 would have been 1.51%, and ratio of net investment income to average net assets would have been (0.16)%.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                              Supplemental Data and Ratios
     -----------------------------------------                        ----------------------------------------------------------
                                                                                                    Ratio of Net
     Dividends                                                        Net Assets, Ratio of Net       Investment
      from Net    Distributions               Net Asset                 End of      Expenses           Income          Portfolio
     Investment       From          Total     Value, End   Total        Period     to Average        to Average        Turnover
       Income     Capital Gains Distributions of Period  Return/2/      (000s)     Net Assets        Net Assets        Rate/10/

       (0.28)            -          (0.28)      15.02     35.10%        131,979      1.06%/3/          2.17%/3/         24.00%
----------------------------------------------------------------------------------------------------------------------------------
       (0.26)         (0.01)        (0.27)      19.03     28.86%        215,843      1.04%/3/          1.71%/3/         16.00%
----------------------------------------------------------------------------------------------------------------------------------
       (0.28)         (0.39)        (0.67)      23.48     27.69%         37,748      1.01%/3/          1.40%/3/         18.00%
----------------------------------------------------------------------------------------------------------------------------------
       (0.17)         (0.82)        (0.99)      26.26     16.67%         50,925      1.29%/3/          0.70%/3/         26.00%
----------------------------------------------------------------------------------------------------------------------------------
       (0.16)         (0.11)        (0.27)      29.10     11.89%         54,825      1.30%/3/          0.52%/3/         11.00%
----------------------------------------------------------------------------------------------------------------------------------
       (0.09)            -          (0.09)      28.90     (0.38)%/11/    49,126      1.35%/3/,/12/     0.88%/3/,/12/     4.00%/11/


       (0.68)         (0.06)        (0.74)      41.07     25.79%         18,663      0.66%/4/          2.14%/4/          4.61%
----------------------------------------------------------------------------------------------------------------------------------
       (0.78)         (0.35)        (1.13)      49.40     23.36%         39,656      0.66%/4/          1.76%/4/          7.48%
----------------------------------------------------------------------------------------------------------------------------------
       (0.81)         (0.61)        (1.42)      63.11     31.08%         76,866      0.63%/4/          1.40%/4/          9.81%
----------------------------------------------------------------------------------------------------------------------------------
       (0.84)         (1.11)        (1.95)      74.58     21.63%        110,129      0.58%/4/          1.18%/4/          2.91%
----------------------------------------------------------------------------------------------------------------------------------
       (0.83)         (0.47)        (1.30)      91.83     25.01%        142,247      0.61%/4/          0.92%/4/         13.95%
----------------------------------------------------------------------------------------------------------------------------------
       (0.39)         (2.08)        (2.47)      95.48      6.64%/11/    146,680      0.62%/4/,/12/     0.85%/4/,/12/     2.80%/11/


       (0.03)            -          (0.03)      25.58     19.31%         10,105      1.09%/5/         (0.06)%/5/        49.84%
----------------------------------------------------------------------------------------------------------------------------------
          -              -             -        30.32     18.53%         16,636      1.15%/5/         (0.29)%/5/        56.75%
----------------------------------------------------------------------------------------------------------------------------------
          -           (1.30)        (1.30)      35.27     21.30%         25,043      1.14%/5/         (0.16)%/5/        62.09%
----------------------------------------------------------------------------------------------------------------------------------
       (0.02)         (5.17)        (5.19)      35.72     18.58%         38,213      1.14%/5/         (0.05)%/5/        51.82%
----------------------------------------------------------------------------------------------------------------------------------
       (0.02)         (4.04)        (4.06)      37.96     17.92%         47,238      1.19%/5/         (0.31)%/5/        59.35%
----------------------------------------------------------------------------------------------------------------------------------
          -           (2.03)        (2.03)      42.94     18.84%/11/     51,718      1.19%/5/,/12/    (0.31)%/5/,/12/   65.02%/11/


          -              -             -        25.69     (4.68)%/11/       195      1.42%/6/,/12/    (0.07)%/6/,/12/    9.00%/11/
----------------------------------------------------------------------------------------------------------------------------------



    7 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    8 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    9 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    10 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    11 Not annualized.

    12 Annualized.
 ............................................................................ 157

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share Equity Funds (cont'd)

                                                    Income from Investment Operations
                                                -----------------------------------------

                                       Net                    Net Realized and   Total
                                   Asset Value,      Net      Unrealized Gains    from
                                   Beginning of  Investment    or (Losses) on  Investment
                                      Period    Income (Loss)    Securities    Operations

INTERNATIONAL VALUE/11/

Year Ended October 31, 1995/7/        19.99          0.08          (0.87)        (0.79)
-----------------------------------------------------------------------------------------
Year Ended October 31, 1996           19.15          0.07/5/        1.43          1.50
-----------------------------------------------------------------------------------------
Year Ended October 31, 1997           20.21          0.06/5/       (1.10)        (1.04)
-----------------------------------------------------------------------------------------
Year Ended October 31, 1998           18.58          0.20/4/       (3.15)        (2.95)
-----------------------------------------------------------------------------------------
Year Ended October 31, 1999           15.18          0.03           3.62          3.65
-----------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                          18.53         (0.05)/4/      (0.23)        (0.28)

INTERNATIONAL GROWTH

Year Ended November 30, 1995           9.90          0.02           0.86          0.88
-----------------------------------------------------------------------------------------
Year Ended November 30, 1996          10.76          0.02           1.27          1.29
-----------------------------------------------------------------------------------------
Year Ended November 30, 1997          12.05         (0.02)          0.32          0.30
-----------------------------------------------------------------------------------------
Year Ended November 30, 1998          11.99          0.01           1.77          1.78
-----------------------------------------------------------------------------------------
Year Ended November 30, 1999          13.27            -            4.55          4.55
-----------------------------------------------------------------------------------------
Six Months Ended May 31, 2000
 (unaudited)                          17.03         (0.06)          1.04          0.98
-----------------------------------------------------------------------------------------

1 The total return calculation does not reflect the maximum sales charge of 5.50%.

2 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended
  October 31, 1999, 1998, 1997, 1996, 1995 would have been 2.04%,
  2.10%, 2.16%, 2.50%, 2.61%, 2.85%, respectively; and ratios of net investment income to average net assets for the period ended April
  30, 2000 and for the fiscal years ended October 31, 1999, 1998,
  1997, 1996, 1995 would have been (0.74)%, (0.27)%, 0.71%, (0.50)%,
  (0.48)%, (0.69)%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                               Supplemental Data and Ratios
     ------------------------------------------                       ------------------------------------------------------
                                                                                                Ratio of Net
     Dividends                                                        Net Assets, Ratio of Net   Investment
      from Net     Distributions               Net Asset                End of      Expenses       Income          Portfolio
     Investment        From          Total     Value, End   Total       Period     to Average    to Average        Turnover
       Income      Capital Gains Distributions of Period  Return/1/     (000s)     Net Assets    Net Assets         Rate/8/

       (0.04)          (0.01)        (0.05)      19.15     (3.95)%       1,633    1.70%/2/         0.46%/2/         15.12%
-----------------------------------------------------------------------------------------------------------------------------
       (0.07)          (0.37)        (0.44)      20.21      7.95%        3,769    1.75%/2/         0.37%/2/         31.57%
-----------------------------------------------------------------------------------------------------------------------------
       (0.13)          (0.46)        (0.59)      18.58     (5.30)%       6,502    1.75%/2/         0.25%/2/         97.09%
-----------------------------------------------------------------------------------------------------------------------------
       (0.08)          (0.37)        (0.45)      15.18    (16.16)%       6,486    1.75%/2/         1.12%/2/         43.96%
-----------------------------------------------------------------------------------------------------------------------------
       (0.30)             -          (0.30)      18.53     24.48%        6,418    1.81%/2/         0.56%/2/         45.50%
-----------------------------------------------------------------------------------------------------------------------------
       (0.01)             -          (0.01)      18.23     (1.56)%/9/    5,963    1.82%/2/,/10/   (0.52)%/2/,/10/   51.16%/9/


          -            (0.02)/6/     (0.02)      10.76      8.89%        1,568    1.45%/3/         0.07%/3/         62.78%
-----------------------------------------------------------------------------------------------------------------------------
          -               -             -        12.05     11.99%        2,573    1.44%/3/         0.19%/3/         77.63%
-----------------------------------------------------------------------------------------------------------------------------
       (0.05)/6/       (0.31)        (0.36)      11.99      2.58%        2,854    1.59%/3/        (0.20)%/3/        75.18%
-----------------------------------------------------------------------------------------------------------------------------
       (0.07)/6/       (0.43)        (0.50)      13.27     15.33%        3,154    1.58%/3/         0.02%/3/         88.95%
-----------------------------------------------------------------------------------------------------------------------------
       (0.04)/6/       (0.75)        (0.79)      17.03     36.62%        3,939    1.56%/3/        (0.01)%/3/        93.73%
-----------------------------------------------------------------------------------------------------------------------------
       (0.11)          (1.52)        (1.63)      16.38      5.03%/9/     3,961    1.48%/3/,/10/   (0.18)%/3/,/10/   44.99%/9/
-----------------------------------------------------------------------------------------------------------------------------


    3 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.64%,
      1.75%, 1.75%, 1.75%, 1.75%, 1.76%, respectively; and (unaudited)
      ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.34)%, (0.20)%,
      (0.15)%, (0.36)%, (0.12)%, (0.24)%, respectively.

    4 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    5 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    6 Includes distribution in excess of net investment income for the periods ended November 30, 1999, 1998, 1997 of $0.01, $0.07, $0.05 per share, respectively. Includes return of capital distribution of $0.01 per share for the period ended November 30, 1995.

    7 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    8 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    9 Not annualized.

    10 Annualized.

    11 Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
       Global Advisors.
 ............................................................................ 159

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail A Share
Equity Funds (cont'd)

                                                             Income from Investment Operations
                                                        ------------------------------------------

                                               Net                     Net Realized and   Total
                                           Asset Value,      Net       Unrealized Gains    from
                                            Beginning    Investment     or (Losses) on  Investment
                                            of Period   Income (Loss)     Securities    Operations

 MIDCAP INDEX

 November 4, 1999/1/ through April 30,
  2000 (unaudited)                            10.00          0.04            1.65          1.69

 MIDCAP CORE EQUITY

 Year Ended October 31, 1995/11/              33.19         (0.07)           8.49          8.42
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1996                  41.40         (0.13)/10/       4.70          4.57
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                  41.38         (0.20)/10/       8.44          8.24
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                  44.36         (0.24)/9/       (2.07)        (2.31)
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                  37.59         (0.08)/9/        0.60          0.52
--------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                 37.80         (0.22)          11.63         11.41
--------------------------------------------------------------------------------------------------

 SMALL CAP INDEX

 December 30, 1998/1/ through
  November 30, 1999                           10.00            -             0.19          0.19
--------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                 10.18         (0.01)           0.97          0.96

 SMALL CAP CORE EQUITY

 Year Ended November 30, 1995                 11.99            -             2.36          2.36
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1996                 13.44         (0.01)           1.03          1.02
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                 13.40         (0.05)           2.50          2.45
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                 15.03         (0.06)          (1.89)        (1.95)
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                 11.86         (0.07)/9/        2.10          2.03
--------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                 13.84         (0.05)           3.02          2.97

 SCIENCE & TECHNOLOGY

 March 31, 2000/1/ through May 31, 2000
  (unaudited)                                 21.93         (0.05)          (4.53)        (4.58)

 MICROCAP

 August 1, 1995/1/ through June
  30, 1996                                    10.00         (0.02)           6.10          6.08
--------------------------------------------------------------------------------------------------
 July 1, 1996 through October 31,
  1996                                        15.42         (0.08)/10/       0.82          0.74
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                  16.16         (0.18)/10/       4.24          4.06
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                  17.47         (0.25)/9/       (3.17)        (3.42)
--------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                  12.38         (0.26)/10/       9.71          9.45
--------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                 21.80         (0.19)          14.80         14.61
--------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 The total return calculation does not reflect the maximum sales charge of 5.50%.

3 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 would have been 0.94%; and the ratio of net investment income to average net assets for the period ended April 30, 2000 would have been 0.58%.

4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.22%,
  1.21%, 1.20%, 1.20%, 1.20%, 1.17%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.54)%, (0.23)%, (0.64)%,
  (0.57)%, (0.42)%, (0.27)%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been 1.07% and 1.14%, and (unaudited) the ratio of net investment income to average net assets would have been (0.30)% and (0.29)%.

6 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.39%,
  1.36%, 1.35%, 1.35%, 1.36%, 1.36%, respectively; and (unaudited)
  the ratios of net investment income to average net assets for the period ended May 31, 2000 would have been (0.17)%, (0.67)%, (0.55)%, (0.39)%, (0.23)%, (0.22)%, respectively.

7 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 would have been 1.70%, and the ratio of net investment income to average net assets would have been (1.19)%.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                                    Supplemental Data and Ratios
     --------------------------------------------                        -----------------------------------------------------
                                                                                                    Ratio of Net
     Dividends                                                           Net Assets, Ratio of Net    Investment
      from Net      Distributions                Net Asset                 End of      Expenses     Income (Loss)   Portfolio
     Investment         From           Total     Value, End    Total       Period     to Average   to Average Net   Turnover
       Income       Capital Gains  Distributions of Period   Return/2/     (000s)     Net Assets       Assets       Rate/13/

       (0.04)              -          (0.04)       11.65     16.88%/14/      1,391   0.75%/15/      0.77%/15/       23.17%/14/


          -             (0.21)         (0.21)      41.40     25.56%         87,269   1.09%/4/      (0.19)%/4/       79.25%
------------------------------------------------------------------------------------------------------------------------------
          -             (4.59)         (4.59)      41.38     12.27%        111,159   1.13%/4/      (0.35)%/4/      103.34%
------------------------------------------------------------------------------------------------------------------------------
          -             (5.26)         (5.26)      44.36     22.18%        147,396   1.12%/4/      (0.50)%/4/       97.40%
------------------------------------------------------------------------------------------------------------------------------
          -             (4.46)         (4.46)      37.59     (5.91)%       136,146   1.13%/4/      (0.57)%/4/       77.39%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.31)         (0.31)      37.80      1.31%         95,758   1.19%/4/      (0.21)%/4/      139.91%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.79)         (0.79)      48.42     30.50%/14/    100,515   1.20%/4/,/15/ (0.52)%/4/,/15/ 177.11%/14/
------------------------------------------------------------------------------------------------------------------------------


       (0.01)              -           (0.01)      10.18      1.86%/14/        134   1.00%/5/,/15/ (0.15)%/5/,/15/  35.27%/14/
------------------------------------------------------------------------------------------------------------------------------
          -             (0.14)         (0.14)      11.00      9.52%/14/        159   0.97%/5/,/15/ (0.20)%/5/,/15/  19.13%/14/


          -             (0.91)         (0.91)      13.44     21.47%         15,056   1.26%/6/      (0.12)%/6/       83.13%
------------------------------------------------------------------------------------------------------------------------------
       (0.01)/12/       (1.05)         (1.06)      13.40      8.36%         13,889   1.26%/6/      (0.13)%/6/       65.85%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.82)         (0.82)      15.03     19.45%         14,213   1.25%/6/      (0.29)%/6/       80.23%
------------------------------------------------------------------------------------------------------------------------------
          -             (1.22)/12/     (1.22)      11.86    (14.19)%        11,601   1.25%/6/      (0.45)%/6/       69.72%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.05)         (0.05)      13.84     17.21%          8,885   1.26%/6/      (0.57)%/6/       72.08%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.27)         (0.27)      16.54     21.79%/14/      9,288   1.28%/6/,/15/ (0.06)%/6/,/15/  40.05%/14/


          -                -              -        17.35    (20.88)%/14/       533   1.61%/7/,/15/ (1.10)%/7/,/15/  31.00%/14/


       (0.04)           (0.62)         (0.66)      15.42     63.52%/14/      9,036   1.99%/8/,/15/ (0.36)%/8/,/15/ 283.67%/14/
------------------------------------------------------------------------------------------------------------------------------
          -                -              -        16.16      4.80%/14/      9,273   1.97%/8/,/15/ (1.69)%/8/,/15/  64.44%/14/
------------------------------------------------------------------------------------------------------------------------------
          -             (2.75)         (2.75)      17.47     29.78%         16,793   1.95%/8/      (1.45)%/8/      158.39%
------------------------------------------------------------------------------------------------------------------------------
          -             (1.67)         (1.67)      12.38    (21.71)%        12,419   1.99%/8/      (1.63)%/8/      135.61%
------------------------------------------------------------------------------------------------------------------------------
          -             (0.03)         (0.03)      21.80     76.54%         21,988   2.01%/8/      (1.43)%/8/      200.09%
------------------------------------------------------------------------------------------------------------------------------
          -             (6.13)         (6.13)      30.28     81.55%/14/     40,097   1.94%/8/,/15/ (0.52)%/8/,/15/ 231.39%/14/
------------------------------------------------------------------------------------------------------------------------------

    8 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and for the period ended June 30, 1996 would have been 1.94%, 2.02%, 2.06%, 2.03%,
      2.04%, 2.22%, respectively; and the ratio of net investment income
      (loss) to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and the period ended June 30, 1996 would have been (0.52)%, (1.44)%, (1.70)%, (1.53)%, (1.76)%, (0.59)%, respectively.

    9 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    10 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    11 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    12 Includes distribution in excess of net capital gains of $0.03 per share for the period ended November 30, 1998. Includes distribution in excess of net investment income of $0.01 per share for the period ended November 30. 1996.

    13 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    14 Not annualized.

    15 Annualized.
 ............................................................................ 161

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail B Share
Equity Funds

                                                            Income from Investment Operations
                                                        -------------------------------------------

                                               Net                      Net Realized and   Total
                                           Asset Value,      Net        Unrealized Gains    From
                                           Beginning of  Investment      or (Losses) on  Investment
                                              Period    Income (Loss)      Securities    Operations
 BALANCED INCOME
 March 1, 1999/1/ through October 31,
  1999                                        $10.87       $ 0.14/10/        $ 0.07        $ 0.21
---------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  10.96         0.10/10/          0.21          0.31
 BALANCED GROWTH
 March 1, 1999/1/ through October 31,
  1999                                         30.25         0.17/10/         (0.10)         0.07
---------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  30.15         0.16              4.21          4.37
 GROWTH AND INCOME
 March 1, 1999/1/ through October 31,
  1999                                         44.64         0.02/10/          1.40          1.42
---------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  46.06        (0.06)             2.65          2.59
 EQUITY INCOME
 February 27, 1997/1/ through November
  30, 1997                                     10.00         0.10              1.57          1.67
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                  11.55         0.11/10/          0.97          1.08
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  10.23         0.08             (0.19)        (0.11)
---------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                   7.81         0.03             (0.13)        (0.10)
 RELATIVE VALUE
 March 31, 1998/1/ through November 30,
  1998                                         26.01         0.14              0.24          0.38
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  26.28         0.16              2.94          3.10
---------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                  29.09         0.13             (0.32)        (0.19)
 EQUITY INDEX
 March 1, 1999/1/ through October 31,
  1999                                         83.72         0.08/10/          8.18          8.26
---------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  91.72         0.05/10/          5.72          5.77
 LARGE CAP CORE EQUITY
 March 1, 1999/1/ through October 31,
  1999                                         36.92        (0.29)/10/         1.15          0.86
---------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  37.78        (0.14)             6.96          6.82
 LARGE CAP GROWTH
 December 12, 1994/1/ through November
  30, 1995                                     10.00         0.24              2.67          2.91
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1996                  12.70         0.17              3.12          3.29
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                  15.17         0.19              2.97          3.16
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                  17.17         0.02              3.32          3.34
---------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  19.52        (0.04)             4.88          4.84
---------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                  23.89        (0.02)             1.83          1.81
---------------------------------------------------------------------------------------------------

1 Commencement of operations.

2 The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

3 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 2.12% , 2.21%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 1.64%., 1.66%, respectively.

4 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 2.02% , 2.03%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 0.85%., 0.81%, respectively.

5 Without fees waived, the ratio of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and for the period ended November 30, 1997 would have been 2.16%, 2.08%, 2.08%, 2.07%, respectively;
  and (unaudited) the ratio of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 0.79%, 0.79%, 0.59%, 0.60%, respectively.

6 Without fees waived, the ratio of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, and for the period ended November 30,
  1998 would have been 1.46%, 1.46%, 1.24%, respectively; and the ratio of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November
  30, 1999, and the period ended November 30, 1998 would have been
  0.77%, 0.36%, 0.75%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                  Supplemental Data and Ratios
     -------------------------------------------                       -----------------------------------------------------
                                                                                                  Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net    Investment
      from Net      Distributions               Net Asset                End of      Expenses     Income (Loss)   Portfolio
     Investment         From          Total     Value, End    Total      Period     to Average     to Average     Turnover
       Income       Capital Gains Distributions of Period   Return/2/    (000s)     Net Assets     Net Assets     Rate/11/
       $(0.12)         $   -         $(0.12)      $10.96    1.97%/12/   $  1,571   1.97%/3/,/13/  1.90%/3/,/13/   48.46%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.09)          (0.20)        (0.29)       10.98    2.92%/12/      3,582   1.97%/3/,/13/  1.79%/3/,/13/   93.43%/12/
        (0.17)             -          (0.17)       30.15    0.25%/12/        630   1.97%/4/,/13/  0.87%/4/,/13/   69.42%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.16)          (1.67)        (1.83)       32.69   14.89%/12/      1,264   1.97%/4/,/13/  0.90%/4/,/13/   81.13%/12/
        (0.03)             -          (0.03)       46.03    3.19%/12/      1,550   1.94%/13/      0.05%/13/       62.20%/12/
----------------------------------------------------------------------------------------------------------------------------
           -            (3.90)        (3.90)       44.75    6.00%/12/      2,461   1.97%/13/     (0.42)%/13/      91.87%/12/
        (0.12)/14/         -          (0.12)       11.55   16.75%/12/        131   1.14%/5/,/13/  1.53%/5/,/13/   48.33%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.11)          (2.29)        (2.40)       10.23   10.98%            520   1.84%/5/       0.83%/5/        98.32%
----------------------------------------------------------------------------------------------------------------------------
        (0.08)          (2.23)        (2.31)        7.81   (0.85)%           766   1.98%/5/       0.89%/5/        81.84%
----------------------------------------------------------------------------------------------------------------------------
        (0.03)          (1.11)        (1.14)        6.57   (1.30)%/12/       653   2.06%/5/,/13/  0.89%/5/,/13/   15.81%/12/
        (0.11)             -          (0.11)       26.28    1.50%/12/      7,847   1.04%/6/,/13/  0.95%/6/,/13/   26.00%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.18)          (0.11)        (0.29)       29.09   11.84%         14,278   1.30%/6/       0.52%/6/        11.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.09)             -          (0.09)       28.81   (0.65)%/12/    16,361   1.35%/6/,/13/  0.88%/6/,/13/    4.00%/12/
        (0.26)             -          (0.26)       91.72    9.88%/12/      4,613   1.37%/7/,/13/  0.13%/7/,/13/   13.95%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.10)          (2.08)        (2.18)       95.31    6.27%/12/      9,132   1.37%/7/,/13/  0.10%/7/,/13/    2.80%/12/
           -               -             -         37.78    2.33%/12/        722   1.96%/8/,/13/ (1.17)%/8/,/13/  59.35%/12/
----------------------------------------------------------------------------------------------------------------------------
           -            (2.03)        (2.03)       42.57   18.42%/12/      1,144   1.94%/8/,/13/ (1.06)%/8/,/13/  65.02%/12/
        (0.21)             -          (0.21)       12.70   29.44%/12/     48,699   1.17%/9/,/13/  2.00%/9/,/13/  171.00%/12/
----------------------------------------------------------------------------------------------------------------------------
        (0.16)          (0.66)        (0.82)       15.17   27.34%         85,311   1.19%/9/       1.31%/9/        96.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.14)          (1.02)        (1.16)       17.17   22.65%         45,025   1.09%/9/       0.86%/9/        60.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.03)          (0.96)        (0.99)       19.52   20.76%         66,478   1.34%/9/       0.12%/9/        48.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.02)          (0.45)        (0.47)       23.89   25.26%         90,468   1.36%/9/      (0.08)%/9/       28.00%
----------------------------------------------------------------------------------------------------------------------------
           -               -             -         25.70    7.58%/12/    101,800   1.36%/9/,/13/ (0.17)%/9/,/13/   9.00%/12/
----------------------------------------------------------------------------------------------------------------------------

     7 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 1.43%, 1.43%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 0.04%., 0.07%, respectively.

     8 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 1.95%, 1.97%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been (1.07)%., (1.18)%, respectively

     9 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000, the fiscal year ended November 30, 1999, 1998, 1997, 1996 and the period ended November 30, 1995 would have been 1.47%, 1.52%, 1.54%, 1.29%, 1.39%, 1.40%,
       respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000, the fiscal year ended November 30, 1999, 1998, 1997, 1996 and the period ended November 30, 1995 would have been (0.28)%, (0.24)%, (0.08)%, 0.66%, 1.11%,
       1.77%, respectively.

    10 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    11 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    12 Not annualized.

    13 Annualized.

    14  Includes distribution in excess of net investment income of
        $0.02 per share.
 ............................................................................ 163

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Retail B Share
Equity Funds (cont'd.)

                                                            Income from Investment Operations
                                                        ------------------------------------------

                                               Net                     Net Realized and   Total
                                           Asset Value,      Net       Unrealized Gains    From
                                           Beginning of  Investment     or (Losses) on  Investment
                                              Period    Income (Loss)     Securities    Operations
 INTERNATIONAL VALUE/16/
 March 1, 1999/1/ through October 31,
  1999                                        $14.71       $(0.10)/9/       $ 3.76        $ 3.66
--------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  18.37        (0.09)/9/        (0.27)        (0.36)
 INTERNATIONAL GROWTH
 March 1, 1995/1/ to November 30, 1995          9.26        (0.03)            1.48          1.45
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1996                  10.71        (0.04)            1.23          1.19
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                  11.90        (0.09)            0.30          0.21
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                  11.77        (0.09)            1.74          1.65
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  12.97        (0.10)            4.43          4.33
--------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                  16.54        (0.11)            1.00          0.89
--------------------------------------------------------------------------------------------------
 MIDCAP INDEX
 November 4, 1999/1/ through April 30,
  2000 (unaudited)                             10.00         0.02             1.64          1.66
 MIDCAP CORE EQUITY
 March 1, 1999/1/ through October 31,
  1999                                         37.57        (0.23)/9/         0.29          0.06
--------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  37.63        (0.28)/9/        11.46         11.18
 SMALL CAP CORE EQUITY
 March 1, 1995/1/ to November 30, 1995         11.83        (0.03)            1.57          1.54
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1996                  13.37        (0.07)            0.99          0.92
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                  13.24        (0.13)            2.45          2.32
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                  14.74        (0.14)           (1.85)        (1.99)
--------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  11.53        (0.16)/9/         2.06          1.90
--------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                  13.38        (0.13)            2.94          2.81
 SCIENCE & TECHNOLOGY
 August 9, 1999/1/ through November 30,
  1999                                         10.00           -              4.52          4.52
--------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                  14.52        (0.09)            2.90          2.81
 MICROCAP
 March 1, 1999/1/ through October 31,
  1999                                         13.74        (0.30)/9/         8.25          7.95
--------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                  21.69        (0.34)           14.76         14.42
--------------------------------------------------------------------------------------------------

1   Commencement of operations.

2 The total return calculation does not reflect the maximum deferred sales charge of 5.00%.

3 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 2.79%, 2.85%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been (1.15)%, (1.13)%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 2.34%, 2.45%, 2.45%, 2.45%, 2.46%, 2.44%, respectively; and
    (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (1.04)%, (0.90)%, (0.87)%, (1.07)%, (0.82)%, (1.38)%
    respectively.

5 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 would have been 1.69%, and the ratio of net investment income to average net assets for the periods ended April 30, 2000 would have been (0.21)%.

6 Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been 1.97%, 1.97%, respectively; and the ratio of net investment income to average net assets for the periods ended April 30, 2000 and October 31, 2000 would have been (1.29)%, (0.91)%, respectively.

7   Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 2.09%, 2.06%, 2.05%, 2.05%, 2.05%, 2.06%, respectively; and
    (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.85)%, (1.37)%, (1.25)%, (1.09)%, (0.93)%, (0.88)%
    respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                     Supplemental Data and Ratios
     ---------------------------------------------                        -----------------------------------------------------
                                                                                                     Ratio of Net
     Dividends                                                            Net Assets, Ratio of Net    Investment
      from Net      Distributions                 Net Asset                 End of      Expenses     Income (Loss)   Portfolio
     Investment         From            Total     Value, End    Total       Period     to Average     to Average     Turnover
       Income       Capital Gains   Distributions of Period   Return/2/     (000s)     Net Assets     Net Assets     Rate/10/
       $   -           $   -           $   -        $18.37    24.88%/13/    $    44   2.57%/3/,/14/ (0.85)%/3/,/14/  45.50%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -               -               -         18.01    (1.85)%/13/       302   2.57%/3/,/14/ (0.93)%/3/,/14/  51.16%/13/
           -               -               -         10.71     8.38%/15/        102   2.02%/4/,/14/ (0.96)%/4/,/14/  62.78%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -               -               -         11.90    11.11%            437   2.14%/4/      (0.50)%/4/       77.63%
-------------------------------------------------------------------------------------------------------------------------------
        (0.03)/12/      (0.31)          (0.34)       11.77     1.82%            562   2.29%/4/      (0.91)%/4/       75.18%
-------------------------------------------------------------------------------------------------------------------------------
        (0.02)/12/      (0.43)          (0.45)       12.97    14.48%            624   2.28%/4/      (0.70)%/4/       88.95%
-------------------------------------------------------------------------------------------------------------------------------
        (0.01)          (0.75)          (0.76)       16.54    35.65%            781   2.26%/4/      (0.71)%/4/       93.73%
-------------------------------------------------------------------------------------------------------------------------------
        (0.08)          (1.52)          (1.60)       15.83     5.44%/13/        741   2.18%/4/,/14/ (0.88)%/4/,/14/  44.99%/13/
        (0.03)             -            (0.03)       11.63    16.56%/13/        295   1.50%/5/,/14/ (0.02)%/5/,/14/  23.17%/13/
           -               -               -         37.63     0.16%/13/        126   1.95%/6/,/14/ (0.89)%/6/,/14/ 139.91%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -            (0.79)          (0.79)       48.02    30.02%/13/        248   1.95%/6/,/14/ (1.27)%/6/,/14/ 177.11%/13/
           -               -               -         13.37    20.83%/13/        603   1.96%/7/,/14/ (0.78)%/7/,/14/  83.13%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -            (1.05)          (1.05)       13.24     7.63%          1,272   1.96%/7/      (0.83)%/7/       65.85%
-------------------------------------------------------------------------------------------------------------------------------
           -            (0.82)          (0.82)       14.74    18.62%          1,503   1.95%/7/      (0.99)%/7/       80.23%
-------------------------------------------------------------------------------------------------------------------------------
           -            (1.22)/11/      (1.22)       11.53   (14.79)%         1,286   1.95%/7/      (1.15)%/7/       69.72%
-------------------------------------------------------------------------------------------------------------------------------
           -            (0.05)          (0.05)       13.38    16.57%          1,094   1.96%/7/      (1.27)%/7/       72.08%
-------------------------------------------------------------------------------------------------------------------------------
           -            (0.27)          (0.27)       15.92    21.34%/13/      1,174   1.98%/7/,/14/ (0.76)%/7/,/14/  40.05%/13/
           -               -               -         14.52    45.20%/13/      1,345   1.94%/8/,/14/ (1.19)%/8/,/14/  16.00%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -               -               -         17.33    19.35%/13/     10,510   1.98%/8/,/14/ (1.43)%/8/,/14/  31.00%/13/
           -               -               -         21.69    57.86%/13/        140   2.78%/14/     (2.36)%/14/     200.09%/13/
-------------------------------------------------------------------------------------------------------------------------------
           -            (6.13)          (6.13)       29.98    80.94%/13/        845   2.69%/14/     (2.24)%/14/     231.39%/13/
-------------------------------------------------------------------------------------------------------------------------------

    8 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been 2.09%, 2.09%, respectively; and ratios of net investment income to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been (1.54)%, (1.34)%, respectively.

    9 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    10 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    11 Includes distribution in excess of net capital gains of $0.04 per share.

    12 Includes distribution in excess of net investment income of $0.02 and $0.03 per share for the periods ended November 30, 1998 and 1997 respectively.

    13  Not annualized.

    14  Annualized.

    15 Represents total return for the Retail A shares from December 1, 1994 to February 28, 1995 plus the total return for the Retail B shares from March 1, 1995 to November 30, 1995.

    16  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
        Global Advisors.
 ............................................................................ 165

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Firstar Funds. The Equity Index Fund, MidCap Index Fund and SmallCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund, MidCap Index Fund or SmallCap Index Fund.

The Lehman Brothers 1-3 Year Government/Credit Bond Index, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Government/Credit Bond Index are trademarks of Lehman Brothers. The Fund, its Adviser and the Administrator are not affiliated in any way with Lehman
Brothers. Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.
 ................................................................................

For More Information

Annual/Semiannual Reports
Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND

By mail - Firstar Funds
    615 East Michigan Street
    P.O. Box 3011
    Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.
        The Fund's Investment Company Act File Number is 811-5380.

www.firstarfunds.com
                                                               [LOGO OF FIRSTAR]

                       Prospectus

                       December 11, 2000

                       INSTITUTIONAL SHARES
                       Institutional Money Market Fund
                       Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund
                       U.S. Treasury Money Market Fund

                       Short-Term Bond Fund
                       Intermediate Bond Fund
                       U.S. Government Securities Fund
                       Aggregate Bond Fund
                       Bond IMMDEXTM Fund
                       Strategic Income Fund

                       Tax-Exempt Intermediate Bond Fund
                       Missouri Tax-Exempt Bond Fund
                       National Municipal Bond Fund

                       Balanced Income Fund
                       Balanced Growth Fund

                       Growth & Income Fund
                       Equity Income Fund
                       Relative Value Fund
                       Equity Index Fund
                       Large Cap Core Equity Fund
                       Large Cap Growth Fund
                       International Value Fund
                       Global Equity Fund
                       International Growth Fund
                       MidCap Index Fund
                       MidCap Core Equity Fund
                       Small Cap Index Fund
                       Small Cap Core Equity Fund
                       Science & Technology Fund
                       MicroCap Fund

                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

[LOGO OF FIRSTAR] Bigger & Brighter

 ................................................................................

[LOGO OF FIRSTAR]

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Table of Contents
--------------------------------------------------------------------------------

Institutional Money Market Fund                       1
-------------------------------------------------------
Tax-Exempt Money Market Fund                          3
-------------------------------------------------------
Ohio Tax-Exempt Money Market Fund                     6
-------------------------------------------------------
U.S. Government Money Market Fund                    11
-------------------------------------------------------
U.S. Treasury Money Market Fund                      13
-------------------------------------------------------
Short-Term Bond Fund                                 16
-------------------------------------------------------
Intermediate Bond Fund and Bond IMMDEX(TM) Fund      16
-------------------------------------------------------
U.S. Government Securities Fund                      22
-------------------------------------------------------
Aggregate Bond Fund                                  25
-------------------------------------------------------
Strategic Income Fund                                29
-------------------------------------------------------
Tax-Exempt Intermediate Bond Fund                    33
-------------------------------------------------------
Missouri Tax-Exempt Bond Fund                        36
-------------------------------------------------------
National Municipal Bond Fund                         41
-------------------------------------------------------
Balanced Income Fund                                 44
-------------------------------------------------------
Balanced Growth Fund                                 48
-------------------------------------------------------
Growth & Income Fund                                 52
-------------------------------------------------------
Equity Income Fund                                   55
-------------------------------------------------------
Relative Value Fund                                  58
-------------------------------------------------------
Equity Index Fund                                    62
-------------------------------------------------------
Large Cap Core Equity Fund                           65
-------------------------------------------------------
Large Cap Growth Fund                                68
-------------------------------------------------------
International Value Fund                             73
-------------------------------------------------------
Global Equity Fund                                   76
-------------------------------------------------------
International Growth Fund                            81
-------------------------------------------------------
MidCap Index Fund                                    85
-------------------------------------------------------
MidCap Core Equity Fund                              87
-------------------------------------------------------
Small Cap Index Fund                                 91
-------------------------------------------------------
Small Cap Core Equity Fund                           94
-------------------------------------------------------
Science & Technology Fund                            98
-------------------------------------------------------
MicroCap Fund                                       102
-------------------------------------------------------
Types of Investment Risk                            106
-------------------------------------------------------
Investing With Firstar Funds                        115
-------------------------------------------------------
   Share Classes Available                          115
-------------------------------------------------------
   Purchasing Shares                                116
-------------------------------------------------------
   Redeeming Shares                                 119
-------------------------------------------------------
   Exchanging Shares                                121
-------------------------------------------------------
   Additional Shareholder Services                  121
-------------------------------------------------------
Additional Information                              122
-------------------------------------------------------
   Dividends, Capital Gains Distributions And Taxes 122
-------------------------------------------------------
   Management Of The Funds                          124
-------------------------------------------------------
   Net Asset Value And Days Of Operation            129
-------------------------------------------------------
Appendix                                            131
-------------------------------------------------------
   Financial Highlights                             131
-------------------------------------------------------

An investment in the Funds is not a deposit of Firstar Bank N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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Institutional Money Market Fund
Objective
[GRAPHIC]

The investment objective of the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

The Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year and the average annual return of the Fund's shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


Year by-year total return as of 12/31 each year (%)

                                    [GRAPH]

                                 92      3.58
                                 93      2.90
                                 94      4.08
                                 95      5.81
                                 96      5.26
                                 97      5.39
                                 98      5.38
                                 99      4.94
 .............................................................................. 1

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The total return for Institutional Money Market Fund Shares for the nine-month period ended September 30, 2000 was 4.52%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95 1.46%
Worst Quarter:  Q 2 '93 0.70%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99
--------------------------------------------------------------------------------

                                                         Since inception
                                 1 Year 5 Years 10 Years (April 26, 1991)
-------------------------------------------------------------------------
Institutional Money Market Fund  4.94%   5.35%    --          4.72%
-------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the Institutional Money Market Fund was 5.54%, and without giving effect to fee waivers was 5.29%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Institutional Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Institutional Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)              None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                  None
Redemption Fees                                   None/1/
Exchange Fees                                     None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees (before waivers)/2/                 0.49%
Distribution and Service (12b-1) Fees                None
Other Expenses (before waivers)/3/                  0.36%
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                           0.85%
Fee Waivers and Expense Reimbursements/4/         (0.46)%
                                                  -------
Net Annual Fund Operating Expenses/4/               0.39%
                                                  =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Institutional
  Money Market Fund is 0.28% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Institutional Money Market Fund
  currently are .11% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for the Fund until October 31, 2001, so that Net Annual
  Fund Operating Expenses will be no more than 0.39% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Institutional Money Market Fund   $40    $230    $435    $1,028

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
Objective

[GRAPHIC]
The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]
The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub-divisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.

Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

 .............................................................................. 3

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Principal Risks

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

[GRAPHIC]
Institutional Shares of the Tax-Exempt Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's
Retail A shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                 90      5.48
                                 91      4.24
                                 92      2.64
                                 93      2.06
                                 94      2.49
                                 95      3.44
                                 96      3.06
                                 97      3.13
                                 98      2.97
                                 99      2.58

The Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 2.52%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '89 1.58%
Worst Quarter:  Q 1 '94 0.50%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                  1
                                Year  5 Years 10 Years
------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                2.58%  3.03%   3.20%
------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Tax-Exempt Money Market Fund was 3.66% and without giving effect to fee waivers was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 .............................................................................. 5

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees                                  0.50%
Distribution and Service (12b-1) Fees             None
Other Expenses (before waivers)/2/               0.43%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.93%
Fee Waivers and Expense Reimbursements/3/      (0.14)%
                                               -------
Net Annual Fund Operating Expenses/3/            0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Institutional Shares            $81    $336    $611    $1,397

--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund
Objective
[GRAPHIC]

The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]
The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax.

         Examples of Ohio Municipal Securities
 .tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 .bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 .municipal commercial paper and other short-term notes
 .variable rate demand notes
 .municipal bonds and leases
 .participation interests in any of the above
 ..............................................................................

6

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit - enhanced by banks. Credit - enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.

Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

Variable Rate Demand Notes
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

Temporary Investments
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to federal regular income tax.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal;
to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.
 .............................................................................. 7

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the State or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.

The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:
1.  the availability of tax and other revenues;
2. economic, political and demographic conditions within the state or region of the state; and
3. the underlying fiscal condition of the state, its counties, municipalities and school districts.

See the Additional Statement for additional information regarding Ohio state-specific risks.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (a "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Predecessor Stellar Fund did not offer Institutional Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of the other class shown would be substantially similar to that of the Institutional class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


     Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                 98      2.85
                                 99      2.69

The Ohio Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 2.49%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '98 0.78%
Worst Quarter:  Q 2 '99 0.62%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                              Since inception
                                     1 Year 5 Years 10 Years (December 2, 1997)
-------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Retail A Shares                     2.69%    --      --           2.77%
-------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Ohio Tax-Exempt Money Market Fund was 3.52% and without giving effect to fee waivers was 3.20%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Ohio Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 .............................................................................. 9

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.50%
Distribution and Service (12b-1) Fees             None
Other Expenses (before waivers)/3/               0.63%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.13%
Fee Waivers and Expense Reimbursements/4/      (0.34)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Ohio Tax-Exempt Money Market Fund is 0.34% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax-Exempt Money Market Fund currently are 0.45% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Institutional Shares                 $81    $379    $699    $1,606

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

U.S. Government Money Market Fund
Objective

[GRAPHIC]
The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]
The U.S. Government Money Market Fund invests in short term dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

Even though the U.S. Government Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

There can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE TABLE

[GRAPHIC]
Institutional Shares of the U.S. Government Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A shares from year to year and the average annual returns of the Fund's Retail A Shares.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

 ............................................................................. 11

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%)(Retail A Shares)

                                    [GRAPH]

                                 90      7.71
                                 91      5.56
                                 92      3.30
                                 93      2.61
                                 94      3.76
                                 95      5.39
                                 96      4.92
                                 97      4.97
                                 98      4.95
                                 99      4.41
The U.S. Government Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 4.12%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '89 2.24%
Worst Quarter:  Q 2 '93 0.63%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                     4.41%   4.92%   4.75%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the U.S. Government Money Market Fund was 4.66% and without giving effect to fee waivers was 4.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the U.S. Government Money Market Fund.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering
 price)                                         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.50%
Distribution and Service (12b-1) fees             None
Other Expenses (before waivers)/3/               0.66%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.16%
Fee Waivers and Expense Reimbursements/4/      (0.37)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the U.S. Government Money Market Fund is 0.31% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market Fund currently are .48% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------
U.S. Government Money Market
 Fund - Institutional Shares   $81    $385    $712    $1,637

--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund
Objective

[GRAPHIC]
The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]
The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.
 ............................................................................. 13

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Principal Risks

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

Even though the U.S. Treasury Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year and the average annual returns of the Fund's Institutional Shares.

On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (a "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Firstar Stellar Treasury Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------



Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                              1998          4.77
                              1999          4.22


The U.S. Treasury Money Market Fund's total return for Institutional Shares for the nine-month period ending September 30, 2000 was 3.93%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '97 1.24%
Worst Quarter:  Q 2 '99 0.98%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                           Since inception
                                   1 Year 5 Years 10 Years (March 25, 1997)
---------------------------------------------------------------------------
U.S. Treasury Money Market Fund -
  Institutional Shares             4.22%    --      --          4.62%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Institutional Shares of the U.S. Treasury Money Market Fund was 4.13%, and without giving effect to fee waivers was 4.13%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Institutional Shares of the Fund.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering
 price)                                         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 ............................................................................. 15

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees                                     0.44%
Distribution and Service (12b-1) Fees                None
Other Expenses (before waivers)/2/                  0.39%
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                           0.83%
Fee Waivers and Expense Reimbursements/3/         (0.04)%
                                                  -------
Net Annual Fund Operating Expenses/3/               0.79%
                                                  =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market Fund currently are 0.35% of the Fund's average daily net assets.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Treasury Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Institutional Shares                        $81    $261    $456    $1,021

Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund
Objectives
[GRAPHIC]

The investment objective of the Short-Term Bond Fund (formerly Short-Term Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index (the "Lehman 1-3 Index").

The investment objective of the Intermediate Bond Fund (formerly Intermediate Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Intermediate Index").

The investment objective of the Bond IMMDEX(TM) Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the "Lehman Index").

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.
 ................................................................................

16
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Principal Investment Strategies
[GRAPHIC]

The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Fund; more than three years but less than ten for the Intermediate Bond Fund; and more than five years for the Bond IMMDEX TM Fund during normal market conditions.

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65 % of total assets in the following types of debt securities:

 .U.S. government             .U.S. government agencies
 .Stripped U.S.               .Corporate
 government                  .Medium-term notes
 .Collateralized mortgage     .Eurobonds
 obligations
 .Asset-backed and
 mortgage-backed
 obligations

               Duration Defined:
"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

                  For Example
The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.

On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.

Investment Grade Securities are: securities rated in the highest 4 categories by S&P, Moody's or another nationally recognized rating agency.

Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

 Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.
 ............................................................................. 17
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Description of Bond Indices
The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:
 .U.S. Treasury securities
 .U.S. government agency securities
 .U.S. dollar denominated debt of certain foreign sovereign or supranational entities
 .investment-grade corporate debt obligations

The indices require that investment-grade corporate debt obligations must:
 .be fixed-rate debt (as opposed to variable-rate debt);
 .have at least one year until maturity;
 .have a minimum outstanding par value of $100 million
 .have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch IBCA.

The indices also require the following maturities for each debt obligation:

--------------------------------------------------------------------------------

Index                Length of Maturity
--------------------------------------------------------------------------
Lehman 1-3 Index     From one to three years remaining until maturity

Lehman Intermediate
 Index               From one to 10 years remaining until maturity

Lehman Index         From one to 30 years or more remaining until maturity

--------------------------------------------------------------------------------

The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1999.

--------------------------------------------------------------------------------

                           Bond Issues Dollar Value
----------------------------------------------------
Lehman 1-3 Index              1,059    $ 974 billion

Lehman Intermediate Index     3,406    $2.6 trillion

Lehman Index                  4,829    $3.6 trillion

--------------------------------------------------------------------------------

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the
 ................................................................................

18
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Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.



                                    [GRAPH]
   Year-by-Year total return as of 12/31 each year (%) (Institutional Shares)

                Short-Term         Intermediate         Bond
                   Bond                Bond            IMMDEX
90                 7.62                8.22
91                13.50               16.58
92                 6.85                7.56
93                 6.46               10.96
94                 0.93               -2.09            -3.06
95                10.73               15.25            19.55
96                 4.99                4.06             3.08
97                 6.39                7.34             9.43
98                 6.57                7.91             9.43
99                 3.36                1.00            -1.36

The Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX TM Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 5.44%, 6.34% and 7.21%, respectively.

--------------------------------------------------------------------------------

                  Short-Term    Intermediate  Bond IMMDEX(TM)
                  Bond Fund      Bond Fund          Fund
--------------------------------------------------------------
Best Quarter:   Q 4 '91  4.18% Q 2 '95  5.02%  Q 2 '95   6.65%
Worst Quarter:  Q 1 '94 -0.21% Q 1 '94 -2.04%  Q 1 '94  -2.90%

--------------------------------------------------------------------------------
 ............................................................................. 19
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Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                            Since Inception
                                   1 Year 5 Years 10 Years (inception date)
----------------------------------------------------------------------------
Short-Term Bond Fund
 Institutional Shares               3.36%  6.38%   6.68%          --

Lehman Brothers 1-3 Year
 Government/Credit Bond Index       3.15%  6.55%   6.64%          --

Intermediate Bond Fund
 Institutional Shares               1.00%  7.00%     --          5.90%
                                                           (January 5, 1993)

Lehman Brothers Intermediate
 Government/Credit Bond Index       0.39%  7.10%     --          5.94%
                                                           (January 5, 1993)

Bond IMMDEX(TM) Fund
 Institutional Shares              -1.36%  7.75%   7.80%          --

Lehman Brothers Government/Credit
 Bond Index                        -2.15%  7.61%   7.65%          --

--------------------------------------------------------------------------------

Each of the Lehman Brothers 1-3 Year Government/Credit Bond Index, Intermediate Government/Credit Bond Index and Government/Credit Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Government/Credit Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Short-Term Bond Fund, Intermediate Bond Fund and
Bond IMMDEX(TM) Fund.
 ................................................................................

20
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Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                        Short-Term Intermediate Bond IMMDEX(TM)
                                        Bond Fund   Bond Fund        Fund
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)       None        None          None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)       None        None          None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends           None        None          None
Redemption Fees                            None/1/     None/1/       None/1/
Exchange Fees                              None        None          None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                       Short-Term Intermediate Bond IMMDEX(TM)
                                       Bond Fund   Bond Fund        Fund
------------------------------------------------------------------------------
Management Fees (before waivers)/2/       0.60%       0.50%         0.30%
Distribution and Service (12b-1) Fees      None        None          None
Other Expenses/3/                         0.27%       0.20%         0.18%
                                        -------     -------         -----
Total Annual Fund Operating Expenses
 (before waivers)                         0.87%       0.70%         0.48%
Fee Waivers and Expense
 Reimbursements/4/                      (0.27)%     (0.10)%           --
                                        -------     -------         -----
Net Annual Fund Operating Expenses/4/     0.60%       0.60%         0.48%
                                        =======     =======         =====
------------------------------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2. As a result of fee waivers, the current management fees of the Short-Term Bond Fund and Intermediate Bond Fund are 0.33% and 0.40% of the respective Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse other expenses for the Institutional Shares of the Short-Term Bond Fund and Intermediate Bond Fund until October 31, 2001, so that the Net Annual Fund Operating Expenses will be no more than 0.60% of each Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional shares of each Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Short-Term Bond Fund - Institutional
 Shares                                     $61    $250    $455    $1,045
Intermediate Bond Fund - Institutional
 Shares                                      61     214     379       860
Bond IMMDEX(TM) - Institutional Shares       49     154     269       604

--------------------------------------------------------------------------------
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U.S. Government Securities Fund
Objective
[GRAPHIC]

The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Statement of Additional Statement (the "Additional Statement") describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the agreement.
 ................................................................................

22
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--------------------------------------------------------------------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 2, 1988 as the Mercantile U.S. Government Securities Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


  Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                                    [GRAPH]

                                 92      5.79
                                 93      9.10
                                 94     -2.44
                                 95     15.29
                                 96      3.32
                                 97      6.68
                                 98      6.75
                                 99      1.00

The U.S. Government Securities Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 6.07%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95  5.46%
Worst Quarter:  Q 1 '94 -2.53%
------------------------------

 ............................................................................. 23
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Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                            Since Inception
                                   1 Year 5 Years 10 Years  (Inception date)
-----------------------------------------------------------------------------
U.S. Government Securities Fund -
 Institutional Shares              1.00%   6.50%    --           6.36%
                                                           (February 1, 1991)
Lehman Brothers Intermediate
 Government Bond Index             0.49%   6.93%    --           6.78%
                                                           (January 31, 1991)
-----------------------------------------------------------------------------

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. Government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Government Securities Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Institutional
                                                     Shares
---------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                  None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                      None
Redemption Fees                                       None/1/
Exchange Fees                                         None
---------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.60%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.23%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.83%
Fee Waivers and Expense Reimbursements/4/      (0.10)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.73%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the U.S. Government
  Securities Fund is 0.50% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Government Securities Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.73% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
U.S. Government Securities Fund -
 Institutional Shares                       $75    $255    $450    $1,015

Aggregate Bond Fund
Objective

[GRAPHIC]
The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]
The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Fund also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.
 ............................................................................. 25

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Principal Risks

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 15, 1988 as the Mercantile Government & Corporate Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc.(a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

26
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                                                               [LOGO OF FIRSTAR]

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   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 92      6.10
                                 93      9.39
                                 94     -2.52
                                 95     16.93
                                 96      2.14
                                 97      8.56
                                 98      8.99
                                 99     -1.77

The Aggregate Bond Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 6.99%.

------------------------------
Best Quarter:   Q 2 '95  5.68%
Worst Quarter:  Q 1 '96 -2.71%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                         Since Inception
                                1 Year 5 Years 10 Years  (Inception date)
--------------------------------------------------------------------------
Aggregate Bond Fund -
 Institutional Shares           -1.77%  6.78%    --           6.72%
                                                        (February 1, 1991)
Lehman Brothers Aggregate Bond
 Index                          -0.82%  7.73%    --           7.48%
                                                        (January 31, 1991)

--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Aggregate Bond Fund.
 ............................................................................. 27
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Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Institutional
                                                     Shares
---------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                  None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                      None
Redemption Fees                                       None/1/
Exchange Fees                                         None
---------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                              Institutional
                                                 Shares
-----------------------------------------------------------
Management Fees (before waivers)/2/                0.50%
Distribution and Service (12b-1) Fees               None
Other Expenses/3/                                  0.24%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                          0.74%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/              0.68%
                                                 =======
-----------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Aggregate Bond
  Fund is 0.44% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Aggregate Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.68% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                        1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Aggregate Bond Fund -
 Institutional Shares    $69    $230    $405     $912

--------------------------------------------------------------------------------

28
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Strategic Income Fund
Objective
[GRAPHIC]

The investment objective of the Strategic Income Fund is to generate high current income. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund attempts to achieve its investment goal by investing its assets in a core group of securities as shown in the box to the right. The Adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the Fund invests approximately 40% of its assets in short to long-term, investment grade U.S. government and corporate fixed-income securities (category 1). The Fund invests between 0% to 20% of its assets in each of the other categories (categories 2 through 6). Overall, the Fund will have at least 65% of its assets invested in securities that produce income.

The Fund's investment categories:
1.  U.S. government & corporate fixed-income securities
2.  International securities
3.  Real estate investment trusts
4.  Domestic equity securities
5.  Money market securities
6.  Mortgage and asset-backed securities

To aid in selecting securities, the Adviser will use the following techniques:
 .fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
 .use of ratings assigned by nationally recognized statistical rating organizations (when needed);
 .credit research;
 .review of issuers' historical performance;
 .examination of issuers' dividend growth record;
 .consideration of market trends; and
 .hedging through the use of options and futures.

Domestic Fixed-Income Securities
As noted above, the Fund will invest in domestic corporate debt obligations, obligations of the United States, and notes, bonds and discount notes of U.S. government agencies or instrumentalities. The Adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the Adviser must consider them to be of similar quality to the rated securities before the Fund may invest in them.

U.S. Government Securities
The Fund may invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities.

International Securities
The Fund may invest in international securities (including other investment companies that invest primarily in international securities). The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depository Receipts or International Depository Receipts (ADRs or IDRs). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the Fund may invest in them.
 ............................................................................. 29

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Real Estate Investment Trusts

The Fund may invest in equity or mortgage REITs that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

A REIT (real estate investment trust) is a managed portfolio of real estate investments.

Domestic Equity Securities
The Fund's domestic equity securities consist of high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The Fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

Money Market Instruments
The Fund may invest in U.S. and foreign short-term money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of comparable quality to the other obligations in which the Fund may invest.

Mortgage and Asset-Backed Securities
The Fund may invest in mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund is also subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security)
later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the
Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.

The Fund is also subject to portfolio turnover risk. The Fund purchases and sells securities to capture dividends on particular securities. The Fund will purchase a security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend. The Fund will then sell the security after the ex-dividend date. This practice could result in the Fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the Fund.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Stellar Strategic Income Fund (the "Predecessor Stellar Fund") a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was
reorganized as a new portfolio of Firstar Funds, Inc. Upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual
Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer Institutional Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail B Shares). The
 ............................................................................. 31

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

performance of this other class shown would be substantially similar to that of the Institutional class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The Fund's Retail A Shares commenced operations on March 31, 2000.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.


     Year-by-year total return as of 12/31 each year (%)(Retail B Shares)

                                    [GRAPH]

                                 95      13.24
                                 96       5.29
                                 97       9.49
                                 98      -3.19
                                 99      -5.80

The Strategic Income Fund's total return for Retail B Shares for the nine-month period ended September 30, 2000 was 9.58%.

--------------------------------------------------------------------------------

Best Quarter:    Q2 '97  4.59%
Worst Quarter:   Q1 '99 -2.72%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail B Shares)
--------------------------------------------------------------------------------

                                                        Since inception
                              1 Year 5 Years 10 Years (December 12, 1994)
-------------------------------------------------------------------------
Strategic Income Fund -
 Retail B Shares              -5.80%  3.55%    --            3.78%
Lehman Brothers
Government/Credit Bond Index  -2.15%  7.61%    --            7.66%
-------------------------------------------------------------------------

The Lehman Brothers Government/Credit Bond Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Strategic Income Fund.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.95%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.29%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.24%
Fee Waivers and Expense Reimbursements/4/      (0.04)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.20%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Strategic
  Income Fund is 0.91% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Strategic Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.20% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Strategic Income Fund - Institutional
 Shares                                     $122   $389    $677    $1,496

Tax-Exempt Intermediate Bond Fund
Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.
 ............................................................................. 33

 ................................................................................

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Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:
 .investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency)
 .unrated at the time of purchase but determined to be of comparable quality by the Adviser
 .municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's
 .tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 94     -1.73
                                 95     10.51
                                 96      3.78
                                 97      6.05
                                 98      5.36
                                 99      0.31

The Tax-Exempt Intermediate Bond Fund's total return of Institutional Shares for the nine-month period ended September 30, 2000 was 3.91%.

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '95  3.93%
Worst Quarter:  Q 1 '94 -2.75%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                     1                     Since Inception
                                   Year  5 Years 10 Years (February 8, 1993)
----------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund
 Institutional Shares              0.31%  5.15%    --           4.41%

Lehman Brothers 5-Year
General Obligation Bond Index      0.71%  5.81%    --           5.03%
----------------------------------------------------------------------------

The Lehman Brothers 5-year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Tax-Exempt Intermediate Bond Fund.
 ............................................................................. 35
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.50%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.36%
                                               -------
Total Annual Operating Expenses (before
 waivers)                                        0.86%
Fee Waivers and Expense Reimbursements/4/      (0.11)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.75%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Tax-Exempt
  Intermediate Bond Fund is 0.39% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Tax-Exempt Intermediate Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.75% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
  Institutional Shares                $77    $263    $466    $1,050

Missouri Tax-Exempt Bond Fund
[GRAPHIC]
Objective

The investment objective of the Missouri Tax-Exempt Bond Fund is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. This investment
 ................................................................................

36
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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

What Are Municipal Securities? State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[GRAPHIC]
Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, and at least 65% of its total assets in Missouri municipal securities, which are securities issued by the State of Missouri and other government issuers and that pay interest which is exempt from both federal income tax and Missouri state income tax.

Average Weighted Maturity gives you the average time until all debt obligations, including municipal securities, in the Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by the Fund with each maturity "weighted" according to the percentage of assets which it represents.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds, together with any investments in taxable obligations, will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as Standard & Poor's or Moody's, or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality.

Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.
 ............................................................................. 37
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PRINCIPAL RISKS

[GRAPHIC]
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk, prepayment risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation paid by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Missouri state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by entities located in the state of Missouri and the interest on which is paid solely from revenues of similar projects. Missouri's economy is largely comprised of services, manufacturing (primarily defense, transportation and other durable goods), wholesale and retail trade, and state and local government. The exposure to these industries leaves Missouri vulnerable to an economic slowdown associated with the business cycles of such industries. Because defense-related business plays an important role in Missouri's economy, declining defense appropriations, military base closings in Missouri and federal downsizing also may continue to have an adverse impact on the State. From time to time, Missouri's political subdivisions have encountered financial difficulties.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the 1940 Act, subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on July 15, 1988 as the Mercantile Missouri Tax-Exempt Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Predecessor Mercantile Portfolio commenced operations on July 15, 1988 as a separate investment portfolio (the "Predecessor ARCH Portfolio") of The ARCH Tax-Exempt Trust. On October 2, 1995, the Predecessor ARCH Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to that reorganization, the Predecessor ARCH Portfolio offered and sold shares that were similar to the Fund's Institutional Shares. Total returns for periods prior to October 2, 1995 reflect the performance of Institutional Shares of the Predecessor ARCH Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 90      5.94
                                 91     11.66
                                 92      8.93
                                 93     11.86
                                 94     -5.59
                                 95     17.01
                                 96      3.19
                                 97      8.29
                                 98      5.41
                                 99     -2.85

The Missouri Tax-Exempt Bond Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 6.22%.

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '95  7.58%
Worst Quarter:  Q 1 '94 -5.57%
------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                              Since inception
                                      1 Year 5 Years 10 Years (inception date)
------------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund
 Institutional Shares                 -2.85%  6.01%   6.18%        6.80%
                                                              (July 15, 1988)

Lehman Brothers Municipal Bond Index  -2.06%  6.91%   6.89%        7.32%
                                                               (June 30, 1988)
------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a widely-recognized unmanaged index that tracks the performance of municipal bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Missouri Tax-Exempt Bond Fund.
 ............................................................................. 39

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--------------------------------------------------------------------------------


Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering
 price)                                         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              0.45%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.27%
                                             -----
Total Annual Fund Operating Expenses/3/      0.72%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Missouri Tax-Exempt Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.72% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -
 Institutional Shares                       $74    $230    $401     $894
--------------------------------------------------------------------------

 ................................................................................

40
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                                                               [LOGO OF FIRSTAR]

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National Municipal Bond Fund
Objective
[GRAPHIC]

The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its rights to pay principal on an obligation held by the Fund earlier than expected.
 ............................................................................. 41

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began investment operations on November 18, 1996 as the Mercantile National Municipal Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 97      10.29
                                 98       6.15
                                 99      -4.41

The National Municipal Bond Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 7.41%.

--------------------------------------------------------------------------------

Best Quarter:   Q 3 '97  3.77%
Worst Quarter:  Q 2 '99 -2.71%
------------------------------

 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                        Since Inception
                              1 Year 5 Years 10 Years  (Inception date)
-------------------------------------------------------------------------
National Municipal Bond Fund
 Institutional Shares         -4.41%   --      --            3.81%
                                                      (November 18, 1996)

Lehman Brothers Municipal
 Bond Index-10 Year           -1.25%   --      --            4.53%
                                                      (November 30, 1996)
-------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the National Municipal Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              0.55%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.21%
                                             -----
Total Annual Fund Operating Expenses/3/      0.76%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the National Municipal Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.76% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 43

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
National Municipal Bond Fund -
 Institutional Shares                       $78    $243    $422     $942

Balanced Income Fund
Objective
[GRAPHIC]

The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

--------------------------------------------------------------------------------

Equity
 Securities      50% (no less than 20%, no more than 60%)

Fixed Income
 Securities      50% (no less than 40%)

--------------------------------------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Fund primarily invests in    The Adviser looks
common stock of domestic         for companies with
companies the Adviser            attractive
considers to be well managed     fundamental
and to have "attractive          financial
fundamental financial            characteristics such
characteristics." The Adviser    as:
also generally looks for         1.  low debt
companies with stock market      2.  high return on
capitalizations over $750            equity
million. Stock market            3.  consistent
capitalizations are calculated       revenue and
by multiplying the total             earnings per
number of common shares              share growth
outstanding by the market            over the prior
price per share.                     three to five
                                     years
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and            .Money market instruments
 mortgage-backed
 obligations
 .U.S. government

Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.
 ............................................................................. 45

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Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 90      4.75
                                 91     31.95
                                 92      8.92
                                 93      8.79
                                 94     -1.74
                                 95     25.48
                                 96     17.83
                                 97     23.47
                                 98     15.58
                                 99      1.40

The Balanced Income Funds total return for Institutional Shares for the nine-month period ended September 30, 2000 was 6.83%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '97 10.40%
Worst Quarter:  Q 3 '90 -5.43%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                            1 Year 5 Years 10 Years
---------------------------------------------------
Balanced Income Fund
 Institutional Shares        1.40% 16.66%   13.27%

S&P 500 Index               21.04% 28.86%   18.21%

Lipper Balanced Fund Index   8.98% 16.33%   12.26%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to
December 1, 1997 is the performance of a common trust fund managed by Firstar Investment Research & Management Company, LLC, ("FIRMCO"), which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Balanced Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.33%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.08%
Fee Waivers and Expense Reimbursements/4/      (0.11)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.97%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2  As a result of fee waivers, the current management fee of the Balanced
   Income Fund is 0.64% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Balanced Income Fund
   until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.97% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 47

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                        1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Balanced Income Fund -
 Institutional Shares    $98    $332    $584    $1,306

Balanced Growth Fund
Objective
[GRAPHIC]

The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Credit Bond Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

Investment Policy
--------------------------------------------------------------------------------

Fixed Income       at least 25%

Equity Securities  at least 50% (no more than 65%)

--------------------------------------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 44 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.

The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income
The Fund may purchase the following types of fixed income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and            .Money market instruments
 mortgage-backed
 obligations
 .U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment-grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.
 ............................................................................. 49

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares

                                    [GRAPH]

                                 93      8.24
                                 94     -4.27
                                 95     26.52
                                 96     12.63
                                 97     17.47
                                 98     16.51
                                 99      4.28

The Balanced Growth Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 12.24%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98 14.09%
Worst Quarter:  Q 3 '98 -7.98%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                    Since Inception
                            1 Year 5 Years 10 Years (March 30, 1992)
--------------------------------------------------------------------
Balanced Growth Fund -
 Institutional Shares        4.28% 15.25%    --          11.51%

S&P 500 Index               21.04% 28.86%    --          20.78%

Lipper Balanced Fund Index   8.98% 16.33%    --          12.52%
--------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Balanced Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.27%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.02%
Fee Waivers and Expense Reimbursements/4/      (0.05)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.97%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Balanced Growth Fund is 0.70% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Balanced Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.97% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                        1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Balanced Growth Fund -
 Institutional Shares    $99    $320    $558    $1,243

--------------------------------------------------------------------------------
 ............................................................................. 51

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--------------------------------------------------------------------------------

Growth & Income Fund
Objective
[GRAPHIC]

The investment objective of the Growth & Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks
The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend-paying securities.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium- to Large-Sized Companies
The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 44 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The
Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 90     -0.28
                                 91     22.22
                                 92      5.48
                                 93      6.64
                                 94      0.14
                                 95     34.83
                                 96     25.03
                                 97     33.54
                                 98     22.77
                                 99      3.01

The Growth & Income Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 8.74%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98 17.77%
Worst Quarter:  Q 3 '99 -9.72%
------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                      1 Year 5 Years 10 Years
---------------------------------------------
Growth & Income Fund
 Institutional Shares  3.01% 23.26%   14.59%

S&P 500 Index         21.04% 28.56%   18.21%

Custom Index          16.88% 25.75%   16.79%
---------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Custom Index is comprised of 50% of returns of the S&P 500 index and 50% of returns of
 ............................................................................. 53

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--------------------------------------------------------------------------------

the S&P BARRA Value Index. The S&P BARRA Value Index is an unmanaged market capitalization weighted index consisting of approximately 50% of the stocks in the S&P 500 index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Growth & Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              0.75%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.19%
                                             -----
Total Annual Fund Operating Expenses/3/      0.94%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Growth & Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.94% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                        1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Growth & Income Fund -
 Institutional Shares    $96    $300    $520    $1,155

--------------------------------------------------------------------------------
 ................................................................................

54
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Equity Income Fund
Objective
[GRAPHIC]

The investment objective of the Equity Income Fund is to seek to provide an above-average level of income consistent with long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of outstanding shares.

The Fund invests primarily
in the common stocks of
value companies with large
market capitalizations
(generally, $5 billion or
higher). In selecting these
stocks, the Adviser
evaluates a number of
quantitative factors,
including dividend yield,
current and future earnings
potential compared to stock
prices and total return
potential. The Adviser also
examines other measures of
valuation, including cash
flow, asset value and book
value.


Value stocks are those that appear to be underpriced based on valuation measures, such as lower price-to-earnings and price-to-book value ratios.

Under normal market
conditions, the Fund invests
at least 65% of its total
assets in income-producing
(dividend-paying) equity
securities, primarily common
stocks. These stocks
generally will be listed on
a national stock exchange or
will be unlisted stocks with
established over-the-counter
markets. Many such stocks
may offer above-average dividend yields, with corresponding above-average levels of income, in each case as compared to the S&P 500 Index.

The Fund may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to market sector risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
 ............................................................................. 55

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--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on February 27, 1997 as the Mercantile Equity Income Portfolio, a separate portfolio (the "Predecessor Mercantile Portfolio") of Mercantile Mutual Funds, Inc. On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Fund (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 98      11.12
                                 99      -2.80

The Equity Income Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 5.24%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '97 14.33%
Worst Quarter:  Q 3 '98 -8.70%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                    Since inception
                          1 Year 5 Years 10 Years  (inception date)
---------------------------------------------------------------------
Equity Income Fund
 Institutional Shares     -2.80%   --      --           10.11%
                                                  (February 27, 1997)

Russell 1000 Value Index   7.35%   --      --           17.41%
                                                  (February 28, 1997)

S&P BARRA Value Index     12.72%   --      --           17.87%
                                                  (February 28, 1997)

--------------------------------------------------------------------------------

The Russell 1000 Value Index is a widely-recognized unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies as ranked by total market capitalization. The comparative index for the Equity Income Fund has been changed from the Russell 1000 Value Index to the S&P BARRA Value Index. The S&P BARRA Value Index, an unmanaged capitalization weighted index, is a more widely-recognized index which represents the value components of the market capitalizations reflected in the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Equity Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.28%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.03%
Fee Waivers and Expense Reimbursements/4/      (0.03)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.00%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Equity Income Fund is 0.72% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Equity Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 57

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in the Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                       1 Year 3 Years 5 Years 10 Years
------------------------------------------------------
Equity Income Fund -
 Institutional Shares   $102   $325    $566    $1,256

Relative Value Fund
Objective
[GRAPHIC]

The investment objective of the Relative Value Fund is to obtain the highest total return from a combination of income and capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

To achieve its objective, the Fund invests primarily in common stocks. The stocks in which the Fund may invest include stocks that the Adviser believes represent the best values within each industry sector. In the Adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks, which to a limited extent may include stocks of foreign issuers. To obtain income, the Fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms. In this manner, the Fund will attempt to obtain the highest total return that it can within the constraints of its investment policies and restrictions.

The Adviser uses traditional research techniques when choosing which stocks to invest in. The Adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The Adviser considers the following "value" characteristics when using this research technique:
 .price/earnings ratios,
 .dividend yield,
 .book value,
 .assets to liabilities ratio,
 .management ownership,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The Adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The Adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The Adviser also considers other factors such as product position or market share.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent that the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market movements and may be leveraged.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.
 ............................................................................. 59

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--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on June 5, 1991 as the Firstar Stellar Relative Value Fund (a "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 98      18.50
                                 99       7.42

The Relative Value Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was -3.02%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  21.37%
Worst Quarter:  Q 3 '98 -12.22%
-------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                         Since inception
                                1 Year 5 Years 10 Years (inception date)
-------------------------------------------------------------------------
Relative Value Fund -
 Institutional Shares            7.42%   --      --          13.91%
                                                        (August 18, 1997)

S&P 500 Index                   21.04%   --      --          25.17%
                                                        (August 30, 1997)

Lipper Growth & Income Average  11.23%   --      --          25.90%
                                                        (August 30, 1997)

--------------------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper
 ................................................................................
60

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Growth & Income Average is composed of the 30 largest mutual funds whose primary objective combines growth of earnings and dividend income. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Relative Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

------------------------------------------------------
                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              0.75%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.22%
                                             -----
Total Annual Fund Operating Expenses/3/      0.97%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Relative Value Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.97% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Relative Value Fund -
 Institutional Shares                       $99    $309    $536    $1,190
--------------------------------------------------------------------------

 ............................................................................. 61
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Equity Index Fund
Objective
[GRAPHIC]

The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Principal Risks
[Graphic]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P
 ................................................................................

62
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--------------------------------------------------------------------------------

500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may under-perform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
 .lower prices, or
 .losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 90      -3.29
                                 91      29.96
                                 92       6.97
                                 93       9.11
                                 94       1.02
                                 95      36.98
                                 96      22.65
                                 97      32.59
                                 98      28.72
                                 99      20.41


The Equity Index Fund's total return for Institutional Shares for the nine-
month period ended September 30, 2000 was -1.53%.
 ............................................................................. 63

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  21.52%
Worst Quarter:  Q 3 '90 -13.60%
-------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                5
                       1 Year Years  10 Years
---------------------------------------------
Equity Index Fund -
 Institutional Shares  20.41% 28.11%  17.72%

S&P 500 Index          21.04% 28.56%  18.21%
---------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Equity Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.25%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.17%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.42%
Fee Waiver and Expense Reimbursements/4/       (0.05)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.37%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Equity Index Fund is 0.20% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Equity Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.37% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ................................................................................

64
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Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                        1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Equity Index Fund -
  Institutional Shares   $38    $130    $230     $525

--------------------------------------------------------------------------------
Large Cap Core Equity Fund
Objective
[GRAPHIC]

The Large Cap Core Equity Fund (formerly Growth Fund) seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]


Equity Securities
During normal market conditions, the Fund invests at least 65% of total assets in equity securities of large-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Large-Sized Companies
The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 44 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

 ............................................................................. 65
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Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 93      9.98
                                 94     -5.34
                                 95     30.03
                                 96     18.15
                                 97     22.91
                                 98     30.46
                                 99     14.29

The Large Cap Core Equity Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 9.93%.
 ................................................................................

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--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  24.04%
Worst Quarter:  Q 3 '98 -11.12%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                               Since Inception
                       1 Year 5 Years 10 Years (Dec. 29, 1992)
--------------------------------------------------------------
Large Cap Core Equity
 Fund
 Institutional Shares  14.29% 22.99%    --         16.66%

S&P 500 Index          21.04% 28.56%    --         21.53%
--------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund

[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Large Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              0.75%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.19%
                                             -----
Total Annual Fund Operating Expenses/3/      0.94%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Large Cap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.94% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ............................................................................. 67
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Expense Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------
Large Cap Core Equity Fund -
 Institutional Shares           $96    $300    $520    $1,155

--------------------------------------------------------------------------------
Large Cap Growth Fund
Objective
[GRAPHIC]

The investment objective of the Large Cap Growth Fund is to maximize capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented large capitalization domestic equity securities. "Growth-oriented large capitalization" securities are securities of U.S. companies that have market capitalization of $1.5 billion or more and, based on traditional research techniques, the Fund's Adviser believes have earnings growth potential superior to the S&P 500. The Fund will maximize the amount of capital appreciation that it can within the constraints of its investment policies and restrictions.

The Adviser selects securities and attempts to maintain an acceptable level of risk largely through proprietary fundamental research and "bottom-up" stock selection. The Adviser considers the following factors when assessing a particular security:

What are "growth-oriented" securities? Securities of U.S. companies with market capitalization of $1.5 billion or greater that show superior growth in earnings and revenues.

 .price/earnings ratios,
 .historical and projected earnings growth rates, .historical sales growth rates,
 .historical return on equity,
 .market capitalization,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessment of the risk and volatility of the company's industry.

The Fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalization of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

To a limited degree, the Fund may also invest in: bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.
 ................................................................................

68
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Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market movements and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a
 ............................................................................. 69
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result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended.
The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Firstar Stellar Growth Equity Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization).

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

70
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Year-by-year total return as of 12/31 each year (%) (Institutional Shares)
                                    [GRAPH]

                                 98      28.22
                                 99      25.84

The Large Cap Growth Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 4.69%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98 29.76%
Worst Quarter:  Q 3 '98 -6.72%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                 Since inception
                        1 Year 5 Years 10 Years (inception date)
-----------------------------------------------------------------
Large Cap Growth Fund
 Institutional Shares   25.84%   --      --          25.09%
                                                (August 18, 1997)

S&P 500 Index           21.04%   --      --          25.17%
                                                (August 31, 1997)

S&P BARRA Growth Index  28.25%   --      --          34.10%
                                                (August 31, 1997)
-----------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-
thirds of the total market value of all domestic common stocks. The S&P BARRA Growth Index, an unmanaged market capitalization weighted index, is replacing the S&P 500 as the Fund's performance benchmark. The S&P BARRA Growth Index is composed of the stocks in the S&P 500 with the highest valuations and, in the adviser's view, the greatest growth opportunities. This benchmark is more closely aligned to the management of the Large Cap Growth Fund, which seeks appreciation by investing primarily in fast growing large cap securities. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 71
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Fees and Expenses of the Fund

[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Large Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.95%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.23%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.18%
Fee Waivers and Expense Reimbursements/4/      (0.04)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.14%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Large Cap
  Growth Fund is 0.91% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Large Cap Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.14% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                          1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Large Cap Growth Fund -
 Institutional Shares      $116   $371    $645    $1,428
---------------------------------------------------------

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International Value Fund
Objective
[GRAPHIC]

The investment objective of the International Value Fund (formerly International Equity Fund) is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. Under normal market conditions, at least 80% of assets will be invested in three countries other than the U.S.

Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.

The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
 .American Depository Receipts
 .European Depository Receipts
 .Global Depository Receipts, and
 .other depository receipts

American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in:
 .closed-end investment companies holding foreign securities
 .options on securities and securities indices
 .futures contracts and related options

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored
ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored
 ............................................................................. 73
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programs and there may not be a correlation between such information and the market value of the Depository Receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities.
GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk. This is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Fund.
 ................................................................................

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--------------------------------------------------------------------------------



Year-by-year total return as of 12/31 each year (%) (Institutional Shares)
                                    [GRAPH]

                                 95       4.49
                                 96       5.00
                                 97     -10.46
                                 98      -9.55
                                 99      30.07

The International Value Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was -13.78%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '99  14.98%
Worst Quarter:  Q 3 '98 -21.06%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                     Since Inception
                             1 Year 5 Years 10 Years (April 28, 1994)
---------------------------------------------------------------------
International Value Fund -
 Institutional Shares        30.07%  2.94%    --          1.80%

MSCI/EAFE Index              26.96% 12.83%    --          11.21%
---------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI/EAFE") is a widely recognized unmanaged index composed of 20 European and Pacific Basin countries.

The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the International Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

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--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              1.34%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.42%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.76%
Fee Waivers and Expense Reimbursements/4/      (0.19)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.57%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the International
  Value Fund is 1.15% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the International Value Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.57% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                             1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------
International Value Fund -
 Institutional Shares         $160   $535    $935    $2,054

--------------------------------------------------------------------------------
Global Equity Fund
Objective

[GRAPHIC]
The investment objective of the Global Equity Fund is to achieve long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]
To achieve its investment goal, the Fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of non-U.S., U.S. and global issuers. As an operational policy, the Fund will likely invest substantially all of its assets in global and international equity funds, but may invest a small portion in individual foreign securities.


The Fund may purchase shares of both load and no-load funds, including those with a contingent deferred sales charge. However, the Fund anticipates that it will generally purchase no-load fund shares that do not charge a sales charge. The 1940 Act restricts the Fund's ability to purchase securities of another mutual fund, if as a result, the Fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

The Fund primarily invests in other global and international equity funds
(i.e., funds that invest primarily in equity securities of companies located in
3 or more countries outside the U.S.)
 ................................................................................

76
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--------------------------------------------------------------------------------


The Adviser identifies and selects a varied portfolio of international and global equity funds which represent the greatest long-term capital growth potential based on the Adviser's analysis of many factors. For instance, the Adviser may look for international or global equity funds that invest primarily in emerging markets or funds that focus their investments on geographic regions.

Investing in non-U.S. securities provides you with 3 potential opportunities:

1. The opportunity to invest in foreign issuers believed by the adviser to have superior growth potential;

2. The opportunity to invest in foreign countries with economic policies or business cycles different from the U.S.; and

3. The opportunity to reduce portfolio volatility to the extent that the securities markets inside and outside the U.S. do not move in harmony.

Before investing in an international or global equity fund, the Adviser:

First: assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets by examining the opinions of various foreign market analysts.

Second: considers the expected returns and risks of the fund relative to the industries in which the fund invests. The Adviser considers whether the fund and the companies in which it invests have solid management, new product lines. The Adviser also performs a quantitative analysis by considering a company's price/earnings ratios and projected earnings.

Third: involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services.

If, in the Adviser's view, the mutual fund meets these criteria, then the Adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The Adviser also considers the differences between the fund's and another mutual fund's investment restrictions when making any investment decisions.

Underlying Funds
The underlying international and global equity funds in which the Fund invests may have similar policies as the Fund, although this is not required. The underlying international equity funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks. The underlying global equity funds may invest a substantial portion of their total assets in equity securities of U.S. issuers.

Although the Fund is a diversified investment portfolio, it may invest in non-diversified mutual funds or in funds that invest a substantial portion of their assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The Fund intends to reduce these risks by holding shares of multiple funds.

The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may engage in short selling and in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The Fund will normally invest in open-end management investment companies, but may also invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds may trade at a market value that represents a premium, discount or spread to net asset value.

 ............................................................................. 77
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--------------------------------------------------------------------------------

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The Fund may invest up to 35% of the total assets in these securities to maintain liquidity. Short-term debt securities include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements
 .other short-term instruments

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to underlying funds risks. The Fund's performance directly relates to the performance of the funds in which it invests. This investment strategy also subjects the Fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly. By investing in the Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Investments in foreign securities are subject to foreign risks. Investing in foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
 ................................................................................

78
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--------------------------------------------------------------------------------


The Fund is subject to futures and options on futures risks, as the Fund may, via underlying funds, use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's investments in debt securities are subject to credit risk, interest rate risk and high-yield bond risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. High-yield bond risk involves the Fund's investment (via underlying funds) in high-yield bonds (generally referred to as junk bonds). Junk bonds are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 3, 1997 as the Firstar Stellar International Equity Fund (the "Predecessor Stellar Fund"), separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganization between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer a share class corresponding to Institutional Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of this other class shown here would be substantially similar to that of the Institutional class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.
 ............................................................................. 79
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--------------------------------------------------------------------------------



   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 98      8.51
                                 99     37.25

The Global Equity Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was -8.54%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '99  25.23%
Worst Quarter:  Q 3 '98 -15.65%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                               Since inception
                      1 Year 5 Years 10 Years (December 3, 1997)
----------------------------------------------------------------
Global Equity Fund -
 Institutional Shares 37.25%   --      --           21.13%
EAFE Index            25.26%   --      --           21.25%

--------------------------------------------------------------------------------

The Morgan Stanley Europe, Australia and Far East ("EAFE") Index is a widely-recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None

--------------------------------------------------------------------------------
 ................................................................................

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--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.33%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)/5/                             1.08%
Fee Waivers and Expense Reimbursements/4/      (0.06)%
                                               -------
Net Annual Fund Operating Expenses/4/,/5/        1.02%
                                               =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Global Equity Fund is 0.69% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Global Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.02% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
5 Because the Fund invests in other investment companies your investment in the Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.37% to 3.07%. The above table does not reflect these indirect expenses.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                      1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------
Global Equity Fund -
 Institutional Shares  $104   $337    $589    $1,311

--------------------------------------------------------------------------------
International Growth Fund
Objective
[GRAPHIC]

The investment objective of the International Growth Fund (formerly Core International Equity Fund) is to provide capital growth consistent with reasonable investment risk. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Sub-Adviser
FIRMCO has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Fund.

Principal Investment Strategies
[GRAPHIC]

The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. Under normal market conditions, the Fund invests substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the
United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Fund also may invest in other developed countries in the Far East and in countries with emerging markets or economies.
 ............................................................................. 81
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By investing in various foreign stocks, the Fund attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk and management risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. The Fund's investments in foreign securities are subject to foreign risk. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk which is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile International Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar International Growth Fund (formerly Firstar Core International Equity Fund). At that time, the Firstar International Growth Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on April 4, 1994. The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

 ................................................................................

 ................................................................................

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--------------------------------------------------------------------------------


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Institutional Shares)
                                    [GRAPH]

                                 95      9.59
                                 96     10.36
                                 97      4.88
                                 98     17.91
                                 99     50.93

The International Growth Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was -10.14%.

--------------------------------------------------------------------------------

Best Quarter:   Q4 '99  27.60%
Worst Quarter:  Q3 '98 -16.98%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                       5             Since inception
                              1 Year Years  10 Years (inception date)
---------------------------------------------------------------------
International Growth Fund  -
 Institutional Shares         50.93% 17.68%   --          15.29%
                                                     (April 4, 1994)
EAFE Index                    26.96% 12.83%   --          11.85%
                                                     (March 31, 1994)

--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East Index,
or EAFE Index, is an unmanaged index consisting of companies in Australia, New Zealand, Europe and the Far East. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 83
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              1.00%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.32%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.32%
Fee Waivers and Expense Reimbursements/4/      (0.06)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.26%
                                               =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the International
  Growth Fund is 0.94% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the International Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.26% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
International Growth Fund -Institutional
 Shares                                     $128   $412    $717    $1,584

--------------------------------------------------------------------------------
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MidCap Index Fund
Objective
[GRAPHIC]

The investment objective of the MidCap Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap 400 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P
 ............................................................................. 85
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MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.

There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.

Fees and Expenses of the Fund
This table describes the expenses you may pay if you buy and hold Institutional Shares of the MidCap Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 ................................................................................

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.25%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.35%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.60%
Fee Waivers and Expense Reimbursements/4/      (0.10)%
                                               -------
Net Annual Fund Operating Expenese/4/            0.50%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Index
  Fund is 0.15% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the MidCap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.50% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                          1 Year 3 Years
--------------------------------------------------------
MidCap Index Fund - Institutional Shares   $51    $182

--------------------------------------------------------------------------------
MidCap Core Equity Fund
Objective
[GRAPHIC]

The MidCap Core Equity Fund (formerly Special Growth Fund) seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of medium-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.
 ............................................................................. 87
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Medium-Sized Companies
The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 44 for examples of these characteristics). If the market capitalization of a company in which the Fund has invested increases above $10 billion, the Fund may continue to hold the security. The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

88
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  Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                                    [GRAPH]

                                 90       1.00
                                 91      57.96
                                 92       7.22
                                 93       8.02
                                 94      -2.01
                                 95      29.64
                                 96      18.87
                                 97      17.42
                                 98       4.91
                                 99       2.53

The MidCap Core Equity Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 31.98%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '99  24.27%
Worst Quarter:  Q 3 '98 -19.63%
-------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                  5
                         1 Year Years  10 Years
-----------------------------------------------
MidCap Core Equity Fund
 Institutional Shares     2.53% 14.29%  13.44%

S&P 500 Index            21.04% 28.56%  18.21%

S&P MidCap 400 Index     14.72% 23.05%     --
-----------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
 ............................................................................. 89
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Fees and Expenses of the Fund
(GRAPHIC)
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the MidCap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service Fees                     None
Other Expenses/3/                                0.21%
                                               -------
Total Annual
 Fund Operating Expenses (before waivers)        0.96%
Fee Waivers and Expense Reimbursements/4/      (0.01)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.95%
                                               =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Core
  Equity Fund is 0.74% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the MidCap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.95% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                            1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
MidCap Core Equity Fund -
 Institutional Shares        $97    $305    $530    $1,177

--------------------------------------------------------------------------------
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Small Cap Index Fund
Objective
[GRAPHIC]

The investment objective of the Small Cap Index Fund is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund uses an "indexing" strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Fund will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Fund may not hold all 600 stocks in the Index because of shareholder activity or changes in the Index. In general, each stock's percentage weighting in the Fund is based on its weighting in the S&P SmallCap 600 Index. When stocks are removed from or added to the Index, those changes are reflected in the Fund. The Fund periodically "rebalances" its holdings as dictated by changes in shareholder purchase and redemption activity and in the composition of the S&P SmallCap 600 Index.

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a .95 correlation coefficient.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the small-cap portion of the U.S. stock market, as measured by the S&P SmallCap 600 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever small-cap stocks underperform large- or mid-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P SmallCap 600 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's ability to duplicate the performance of the S&P SmallCap 600 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

To the extent that stocks in a particular market sector, such as technology, comprise a significant portion of the S&P Small Cap 600 Index and, correspondingly, the Fund's holdings, the Fund will be especially susceptible to market sector risk. Stock of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government
 ............................................................................. 91
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regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's holdings are subject to small cap stock risks. Small capitalization stocks involve greater risks than those associated with larger, more established companies. These factors increase risk and may result in more significant losses than other Firstar Funds. By typically investing in all 600 stocks in the Index, the Fund remains broadly diversified, which may reduce some of this risk. Small company stocks may be subject to more abrupt or erratic price movements. Also, securities of small-cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P SmallCap 600 Index to track general stock market performance.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 30, 1998 as the Mercantile Small Cap Equity Index Portfolio, a separate portfolio (the "Predecessor Mercantile Portfolio") of Mercantile Mutual Funds, Inc. On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance does not reflect fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 99     7.91%

 ................................................................................

92
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The Small Cap Index Fund's total return for Institutional Shares for the nine-
month period ended September 30, 2000 was 12.02%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '99  15.24%
Worst Quarter:  Q 1 '99 -10.84%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                   Since inception
                         1 Year 5 Years 10 Years  (inception date)
--------------------------------------------------------------------
Small Cap Index Fund -
 Institutional Shares     7.91%   --      --           10.47%
                                                 (December 30, 1998)

S&P SmallCap 600 Index   12.40%   --      --           12.40%
                                                 (December 31, 1998)
--------------------------------------------------------------------

The S&P SmallCap 600 Index is a widely-recognized unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. This Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Small Cap Index Fund.

Shareholder fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.40%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.34%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.74%
Fee Waivers and Expense Reimbursements/4/      (0.06)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.68%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Small Cap Index
  Fund is 0.34% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Small Cap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.68% of the Fund's daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                         1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------
Small Cap Index Fund -
 Institutional Shares     $69    $230    $406     $913

Small Cap Core Equity Fund

Objective
[GRAPHIC]

The investment objective of the Small Cap Core Equity Fund (formerly Emerging Growth Fund) is to seek capital appreciation. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects securities the Adviser believes have above-average prospects for capital appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities. These equity securities may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered.

Small-Sized Companies
The Fund generally invests at least 65% of its total assets in small- to medium-sized companies with market capitalizations between $100 million and $2 billion. The Fund may also invest a portion of its assets in
--------------------------------------------------------------------------------
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larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk, management risk and small-cap stock risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. Small-cap stock risk refers to the fact that small capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependant on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to sector/technology risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's performance results may reflect periods of above-average performance attributable to investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
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Bar Chart and Performance Table

[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Institutional Shares of the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual return of the Fund's Institutional Shares compare to that of a broad-based securities market index.

On November 27, 2000, the Mercantile Small Cap Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar Small Cap Core Equity Fund. At that time, the Firstar Small Cap Core Equity Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on May 6, 1992. The performance set forth below for the Small Cap Core Equity Fund is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


   Year-by-year total return as of 12/31 each year (%)(Institutional Shares)

                                    [GRAPH]

                                 93      23.59
                                 94       2.52
                                 95      17.24
                                 96      10.98
                                 97      20.79
                                 98      -7.77
                                 99      17.10

The Small Cap Core Equity Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 25.02%.

--------------------------------------------------------------------------------

Best Quarter:   Q-2 '99  17.06%
Worst Quarter:  Q-3 '98 -24.71%
-------------------------------

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Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                       Since inception
                               1 Year 5 Years 10 Years (inception date)
-----------------------------------------------------------------------
Small Cap Core Equity Fund -
 Institutional Shares          17.10% 11.16%    --          12.72%
                                                        (May 6, 1992)
Russell 2000 Index             21.26% 16.69%    --          14.80%
                                                       (April 30, 1992)
S&P SmallCap 600               12.40% 17.04%    --          15.07%
                                                       (April 30, 1992)
Wilshire Next 1750 Index       25.32% 18.74%    --          16.20%
                                                       (April 30, 1992)

--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index. Prior to November 27, 2000, the S&P SmallCap 600 and Wilshire Next 1750 Index were the performance benchmarks of the Fund. The Russell 2000 Index was the performance benchmark of the Predecessor Mercantile Portfolio. The S&P SmallCap 600 has been selected as the sole performance benchmark for the Fund as the market capitalization of the Index is closely aligned with that of the Fund.

Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Small Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.23%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                0.98%
Fee Waivers and Expense Reimbursements/4/      (0.02)%
                                               -------
Net Annual Fund Operating Expenses/4/            0.96%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Small Cap Core
  Equity Fund is 0.73% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Small Cap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.96% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Small Cap Core Equity Fund -
 Institutional Shares                       $98    $310    $540    $1,199

--------------------------------------------------------------------------------
Science & Technology Fund
Objective
[GRAPHIC]

The investment objective of the Science & Technology Fund is to maximize growth and capital appreciation by investing in equity securities of companies in the science and technology industry. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in the science and/or technology sectors. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in common stock, preferred stocks and warrants of companies of any size principally engaged in science and technology business activities. The
Fund is a non-diversified investment company. The Fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (i.e., medical and health) or technology (i.e., computers and communications). Such companies include those that:
 .make or sell products used in health care;
 .make or sell medical equipment and devices and related technologies;
 .make or sell software or information-based services and consulting, communications and related services;
 .design, manufacture or sell electronic components and systems;
 ................................................................................

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 .research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry; .develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors; and
 .engage in the development, manufacturing or sale of communications services or communications equipment.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. It is important to note that prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline.

The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may invest in small, medium or large size companies. The Adviser will select securities while attempting to maintain an acceptable level of risk largely through the use of proprietary fundamental research and "bottom-up" stock selection. The Adviser will consider the following factors when assessing a particular security:
 .price/earnings ratios,
 .historical and projected earnings growth rates, .historical sales growth rates,
 .historical return on equity,
 .market capitalization,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry. To a limited degree, the Fund may invest in foreign securities and options and futures for hedging purposes.

The Fund may also participate in the initial public offering (IPO) market, and a portion of the Fund's returns may have been attributable to its investments in IPOs.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements (collateralized by U.S. Treasury obligations and U.S. government agencies)

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume market risk, industry risk and non-diversification risk in search of long-term capital appreciation. Market risk is that risk that the value of the securities in which a Fund may invest may go up or down in response to the prospects of individual companies. Because the Fund invests in a particular industry it is subject to industry risk, the risk that a group of related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common
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characteristics and are more likely to react to industry specific market or economic developments. Non-diversification risk is the risk that, because more of the Fund's assets may be concentrated in the common stock of any single issuer, the value of the Fund's shares may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments than shares of a more diversified fund.

The Fund is subject to science and technology concentration risks. Science and technology related companies face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Technology and technology related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the science and technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Furthermore, companies within the science and technology industries face greater risks of competition from new market entrances and increased research and development costs. Additionally, companies in these areas are dependent upon consumer and business acceptance as new technologies evolve.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investments in IPOs on its total returns likely will decline, which could reduce the Fund's total returns.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Because the Fund has been in existence for less than one calendar year, no performance information for the Fund is included in this Prospectus. The Fund began operations on August 9, 1999 as the Firstar Stellar Science & Technology Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and
Firstar Stellar Funds (together, the "Firstar Reorganization").
 ................................................................................

100
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Fees and Expenses of the Fund
[GRAPHIC]
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Science & Technology Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Institutional
                                            Shares
------------------------------------------------------
Management Fees                              1.05%
Distribution and Service (12b-1) Fees         None
Other Expenses/2/                            0.26%
                                             -----
Total Annual Fund Operating Expenses/3/      1.31%
                                             =====
------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Science & Technology Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.31% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Science & Technology Fund -Institutional
 Shares                                     $133   $415    $718    $1,579
--------------------------------------------------------------------------

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MicroCap Fund
The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

Objective
[GRAPHIC]

The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Micro Capitalization Companies
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 44 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.

The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality).

Other
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.
 ................................................................................

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The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

The Fund may also participate in the initial public offering (IPO) market, and a substantial portion of the Fund's returns have been attributable to its investment in IPOs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns likely will decline, which could reduce the Fund's total returns.
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
(GRAPHIC)
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year by-year total return as of 12/31 of each year (%) (Institutional Shares)

                                    [GRAPH]

                                96        57.23
                                97        13.92
                                98        -2.45
                                99       137.79


The MicroCap Fund's total return for Institutional Shares for the nine-month period ended September 30, 2000 was 30.84%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '99  74.44%
Worst Quarter:  Q 3 '98 -30.81%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                               Since Inception
                      1 Year  5 Years 10 Years (August 1, 1995)
---------------------------------------------------------------
MicroCap Fund
 Institutional Shares 137.79%   --      --          43.73%

Russell 2000 Index     21.26%   --      --          14.06%
---------------------------------------------------------------

The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
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Fees and Expenses of the Fund
(GRAPHIC)
This table describes the expenses that you may pay if you buy and hold Institutional Shares of the MicroCap Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/              1.50%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                0.19%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                                1.69%
Fee Waivers and Expense Reimbursements/4/      (0.01)%
                                               -------
Net Annual Fund Operating Expenses/4/            1.68%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MicroCap Fund is 1.49% of the Fund's average daily net assets.
3 "Other Expenses" includes administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the MicroCap Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.68% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------
MicroCap Fund - Institutional Shares   $171   $532    $917    $1,997
---------------------------------------------------------------------

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Types of Investment Risk
The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.

General Risks of Investing in Each of the Funds
[GRAPHIC]

Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

Credit Risk - Money Market Funds, Bond Funds, Balanced Funds, and any other Fund to the extent that it invests in fixed-income securities
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Large Cap Growth Fund in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any other Fund to the extent that it invests in fixed-income securities
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater
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in the case of the Bond IMMDEX(TM) Fund and the Tax-Exempt Intermediate Bond
Fund than in the case of the Money Market Funds or the Short-Term Bond Fund. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest and zero coupon securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest are subject to greater interest rate risk than may of the more typical fixed income securities.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Institutional Money Market Fund may purchase, the guaranteed investment contracts which the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund may purchase and the futures contracts in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, Equity Index Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, Science & Technology Fund and MicroCap Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment
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strategies - and the risks involved - are described in detail in the Additional
Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks which Apply to Investment in Certain of the Funds
[GRAPHIC]

Extension Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, National Municipal Bond, Fund Balanced Funds and Large Cap Growth Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Risks - Aggregate Bond Fund, Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, Small Cap Core Equity Fund; each other Fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be
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required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Value Fund and International Growth Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Value Fund also may invest in obligations of foreign countries and political entities ("sovereign debt"), which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.

European Currency Unification - International Value Fund, Global Equity Fund, International Growth Fund and each other Fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund and Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities.
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Initial Public Offering (IPO) Risk - Equity Funds
The Equity Funds may participate in the IPO market. IPOs may have a magnified performance impact on a Fund with a small asset base. IPOs may not be consistently available to the Funds for investing, particularly as the Funds' asset bases grow. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns.
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Prepayment Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond
Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds, Large Cap Growth Fund, International Growth Fund and Small Cap Core Equity Fund This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Securities Lending - All Funds Other than the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and Relative Value Fund
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risk - Global Equity Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund, and MicroCap Fund
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax Risk - Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.
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Temporary Investment Risk - All Funds other than the Index Funds
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, and the Missouri Tax-Exempt Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Value Fund and International Growth Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks which Apply to Particular Types of Securities
[GRAPHIC]

Government Obligations - Money Market Funds other than the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Balanced Funds
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Large Cap Growth Fund
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Municipal Securities - Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
Each of these Funds may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of a Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the National Municipal Bond Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on
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which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Short Sales - MicroCap Fund
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the U.S. Government Securities Fund, Aggregate Bond Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 5% of their respective net assets. The U.S. Government Securities Fund, Aggregate Bond Fund, International Growth Fund, and the Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 10% of each Fund's net assets. The International Value Fund may purchase put and call options without limit.

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and International Value Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading
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market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Growth & Income Fund, Equity Index Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund will not exceed 5%, 5%, 5%, 25%, 25%, 25%, 5%, 25%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Value Fund and International Growth Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Value Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Balanced Funds, International Value Fund, International Growth Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Value Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated
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quantity of a foreign currency. The International Growth Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds (other than the U.S. Government Securities Fund and Aggregate Bond Fund) may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. Firstar Funds (the "Company") intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, International Growth Fund and Small Cap Core Equity Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, International Value Fund, MidCap Index Fund and Small Cap Index Fund intend to limit their transactions in futures contracts so that not more than 10%, 25%, 10% and 10% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

Guaranteed Investment Contracts and Zero Coupon Securities - Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may purchase guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies, and zero coupon securities. GICs are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.
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Investing With Firstar Funds
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of Shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Institutional Money Market Fund and Money Market Fund each offer only one class of shares), and four classes of Shares in the Non-Money Market Funds; Retail A, Retail B, Y and Institutional (except that the Global Equity Fund offers only Y and Institutional Shares). This prospectus offers only Institutional Shares of the Money Market Funds and Non-Money Market Funds. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this prospectus.

Institutional Shares
 .No sales charge
 .Available for:
 .All shareholders who were exchanged into Institutional Shares during or about November or December 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
 .Certain trust, agency or custodial accounts opened through Firstar Bank, N.A. (check with Firstar Bank, N.A. to see if you qualify for Institutional Shares);
 .Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional Shares when such plans grow to $1 million or greater as further described in the Additional Statement;
 .All clients of Firstar Investment Research & Management Company, LLC
  ("FIRMCO"); and
 .Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Shareholder Organizations
The Funds have adopted a service plan for the Institutional Shares of the Money Market Funds (the "Plan"), under which the Funds may pay service fees for shareholder services to Institutional shareholders. Under the Plan, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder support services.

Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Fund
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising
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Payments to shareholder organizations, including affiliates of the Adviser, under the Plan, are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under the Plan, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares

The MicroCap Fund currently is closed to new investors. However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Minimum Investments

There is no minimum initial or subsequent investment for Institutional Shares of the Funds other than the Institutional Money Market Fund where the minimum initial investment is $1,000,000 by an individual or combination of accounts. The maximum investment for MicroCap Fund is $5,000,000.

Buying Shares

Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
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Through a Shareholder Organization
[GRAPHIC]

Opening an Account

Contact your Shareholder Organization

By Mail
[GRAPHIC]

Complete an application and mail it along with a check payable to Firstar Funds, P.O. Box 3011 Milwaukee, WI 53201-3011:
For overnight delivery mail to:
615 E. Michigan St., Milwaukee, WI 53202.

By Wire
[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Funds Services, LLC
Account # 112-952-137
for further credit to [name of Fund]
[name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com
[GRAPHIC]

Not available

By Telephone Exchange
[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Through a Shareholder Organization

Adding to an Account

Contact your Shareholder Organization

By Mail

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.

By Wire

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, from incomplete wiring instructions.

Internet
www.firstarfunds.com

Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number. Purchase additional shares using an electronic funds transfer from your banking institution for payment. Call 1-800-677-FUND to authorize this service.

By Telephone Exchange

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

              Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
 .The Funds will not accept payment in cash or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.
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It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

Redeeming Shares

Selling Shares
Redemption requests for a Money Market Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed at those times.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

Redemption requests for the Money Market Funds received at or after the times listed above on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Redemption requests for Non-Money Market Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization
[GRAPHIC]

Contact your Shareholder Organization


By Phone
[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

By Mail
[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com
[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

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Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Check Redemption (U.S. Treasury Money Market Fund Only)
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for any other Firstar Fund, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.
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Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. In addition, Y Shares of a Non-Money Market Fund are exchangeable for Institutional Shares of a Money Market Fund.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
 .Exchanges are available only in states where exchanges may be legally made. .The minimum amount which may be exchanged is $1,000.
 .If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 .It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services
[GRAPHIC]

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

[GRAPHIC]
Firstar Funds Website (www.firstarfunds.com)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.
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Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds online. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in the prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
--------------------------------------------------------------------------------
Additional Information

Dividends, Capital Gains Distributions And Taxes

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Dividends and Capital Gains Distributions Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the Institutional Money Market Fund and U.S. Treasury Money Market Fund) on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth & Income, Equity Income, Relative Value, Equity Index, MidCap Index and Small Cap Index Funds are declared and paid quarterly. Dividends from net investment income of the Large Cap Core Equity, Large Cap Growth, International Value, Global Equity, International Growth, MidCap Core Equity, Small Cap Core Equity, Science & Technology and MicroCap Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.
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In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Value Fund and International Growth Fund. It is expected that the International Value Fund and International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Value Fund and International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either: (1) to credit such proportionate amount of taxes against U.S. federal income tax liability; or (2) to take such amount as an itemized deduction.

The Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund. It is expected that the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. Particularly in the case of the Missouri Tax-Exempt Bond Fund, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short and long-term capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining
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whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Funds

Advisory Services
FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $32.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Value and International Growth Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the International Value and International Growth Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. ("HGI") as Sub-Adviser for the International Value Fund. HGI, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $3.2 billion in assets under management. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Value Fund.

The Adviser has retained Clay Finlay Inc. ("Clay Finlay") as Sub-Adviser for the International Growth Fund. Clay Finlay is a New York corporation founded in 1982, with principal offices at 200 Park Avenue, 56th Floor, New York, NY 10166, and, as of June 30, 2000, had $5.7 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of Old Mutual plc, a South African financial services company. Subject
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to the oversight and supervision of the Fund's Board of Directors and Adviser,
Clay Finlay formulates and implements a continuous investment program for the International Growth Fund.

The Adviser (or Sub-Adviser for the International Value Fund and International Growth Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Value Fund or International Growth Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

----------------------------------------------------
                                          Amount
   Fund                               Before Waivers
----------------------------------------------------
   Institutional Money Market Fund        0.49%
   Tax-Exempt Money Market Fund           0.50%
   Ohio Tax-Exempt Money Market Fund      0.50%
   U.S. Government Money Market Fund      0.50%
   U.S. Treasury Money Market Fund        0.44%
   Short-Term Bond Fund                   0.60%
   Intermediate Bond Fund                 0.50%
   U.S. Government Securities Fund        0.60%
   Aggregate Bond Fund                    0.50%
   Bond IMMDEX(TM) Fund                   0.30%
   Strategic Income Fund                  0.95%
   Tax-Exempt Intermediate Bond Fund      0.50%
   Missouri Tax-Exempt Bond Fund          0.45%
   National Municipal Bond Fund           0.55%
   Balanced Income Fund                   0.75%
   Balanced Growth Fund                   0.75%
   Growth & Income Fund                   0.75%
   Equity Income Fund                     0.75%
   Relative Value Fund                    0.75%
   Equity Index Fund                      0.25%
   Large Cap Core Equity Fund             0.75%
   Large Cap Growth Fund                  0.95%
   International Value Fund               1.34%
   Global Equity Fund                     0.75%
   International Growth Fund              1.00%
   MidCap Index Fund                      0.25%
   MidCap Core Equity Fund                0.75%
   Small Cap Index Fund                   0.40%
   Small Cap Core Equity Fund             0.75%
   Science & Technology Fund              1.05%
   MicroCap Fund                          1.50%

--------------------------------------------------------------------------------

HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Value Fund. The fee is computed daily and paid monthly at the following annual rates (as a
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percentage of the Fund's average daily net assets): 0.75% on the Fund's first
$25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

Clay Finlay is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Growth Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% of the first $50 million of the Fund's average daily net assets; plus 0.50% of the next $50 million of average daily net assets; plus 0.25% of average daily net assets in excess of $100 million.

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets)

--------------------------------------------------------------------------------

   Fund                               Fee Paid
----------------------------------------------
   Institutional Money Market Fund     0.28%
   Tax Exempt Money Market Fund        0.49%
   U.S. Government Money Market Fund   0.50%
   Short-Term Bond Fund                0.32%
   Intermediate Bond Fund              0.35%
   Bond IMMDEX(TM) Fund                0.30%
   Tax-Exempt Intermediate Bond Fund   0.32%
   Balanced Income Fund                0.45%
   Balanced Growth Fund                0.68%
   Growth & Income Fund                0.75%
   Equity Index Fund                   0.18%
   Large Cap Core Equity Fund          0.75%
   International Value Fund            1.08%
   MidCap Index Fund                   0.01%
   MidCap Core Equity Fund             0.73%
   MicroCap Fund                       1.50%

--------------------------------------------------------------------------------

Prior to March 1, 2000, the Mercantile Government & Corporate Bond Portfolio, Mercantile U.S. Government Securities Portfolio, Mercantile Missouri Tax-Exempt Bond Portfolio, Mercantile National Municipal Bond Portfolio, Mercantile Small Cap Equity Portfolio, Mercantile International Equity Portfolio, Mercantile Equity Income Portfolio and Mercantile Small Cap Equity Index Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------
   Mercantile Government & Corporate Bond Portfo-
    lio                                              0.45%
   Mercantile U.S. Government Securities Portfolio   0.45%
   Mercantile Missouri Tax-Exempt Bond Portfolio     0.45%
   Mercantile National Municipal Bond Portfolio      0.55%
   Mercantile Small Cap Equity Portfolio             0.75%
   Mercantile International Equity Portfolio         1.00%
   Mercantile Equity Income Portfolio                0.75%
   Mercantile Small Cap Equity Index Portfolio       0.32%

--------------------------------------------------------------------------------
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Prior to April 1, 2000, the Firstar Stellar Treasury Fund, Firstar Stellar Ohio
Tax-Free Money Market Fund, Firstar Stellar Strategic Income Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund and Firstar Stellar International Equity Fund were managed by the Capital Management Division of Firstar Bank, N.A., which is also a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Stellar Funds paid their former investment adviser, Firstar Bank, N.A., the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
-------------------------------------------------------------
   Firstar Stellar Treasury Fund                     0.50%
   Firstar Stellar Ohio Tax-Free Money Market Fund   0.35%
   Firstar Stellar Strategic Income Fund             0.95%
   Firstar Stellar Science & Technology Fund         0.90%/1/
   Firstar Stellar Growth Equity Fund                0.75%
   Firstar Stellar Relative Value Fund               0.75%
   Firstar Stellar International Equity Fund         0.75%

--------------------------------------------------------------------------------
1 Commenced operations August 9, 1999. The fee given is the contractual advisory fee rate.

Fund Managers
Richard Burling and Bradley Peters co-manage the Short-Term Bond Fund. Mr. Burling is FIRMCO's Director of Credit Research. He has been with FIRMCO and its affiliates since 1980 and has 17 years of investment management experience. Mr. Peters has been with FIRMCO and its affiliates since 1993 and has 18 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Burling and Mr. Peters have managed the Fund since February 2000.

David Bethke manages the Intermediate Bond Fund and the U.S. Government Securities Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

George Schupp and David Bethke co-manage the Bond IMMDEX(TM) Fund and Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income. He has 24 years of investment management experience and has been with Firstar and its affiliates since 1983. Mr. Schupp and Mr. Bethke have managed the Bond IMMDEX(TM) Fund since February 2000. Mr. Schupp has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 1988, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

George Schupp and Karen Bowie co-manage the Strategic Income Fund. Ms. Bowie has over 15 years of trust and investment management experience with five of those years at FIRMCO and its affiliates. Mr. Schupp has managed the Fund since December 2000 and Ms. Bowie since September 2000.

Peter Merzian manages the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Tax-Exempt Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio since 1993 and the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.
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Marian Zentmyer and David Bethke co-manage the Balanced Income Fund. Ms.
Zentmyer serves as FIRMCO's Chief Equity Investment Officer. She has been with FIRMCO and its affiliates since 1982 and has 21 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer has managed the Fund since its inception in December 1997. Mr. Bethke has managed the Fund since February 2000.

Walter Dewey and George Schupp co-manage the Balanced Growth Fund. Mr. Dewey has been with FIRMCO and its affiliates since 1986 and has 16 years of investment management experience. Mr. Dewey has managed the Fund since November 1999. Mr. Schupp has managed the Fund since February 2000.

Marian Zentmyer and Leon Dodge co-manage the Growth & Income Fund. Ms. Zentmyer has managed the Fund since February 1993. Mr. Dodge has been with FIRMCO since September, 2000. He has 23 years of investment management experience and has been a portfolio manager of the Fund since September 2000.

Joseph P. Belew manages the Relative Value Fund and the Equity Income Fund. Mr. Belew joined FIRMCO and its affiliates in 1979 and has 21 years of investment management experience. He has managed the Predecessor Stellar Relative Value Fund since its inception in June 1991 and the Predecessor Mercantile Equity Income Portfolio since October 2000.

Walter Dewey and Jane Snorek co-manage the Large Cap Core Equity Fund. Mr. Dewey has managed the Fund since July 7, 1997, and Ms. Snorek has managed the Fund since September 2000. Ms. Snorek has been with FIRMCO and its affiliates since 1999 and has nine years of investment management experience.

Donald L. Keller and Randy Hare co-manage the Large Cap Growth Fund. Mr. Keller has been with FIRMCO and its affiliates since 1982 and has 18 years of investment management experience. Mr. Keller has managed the Predecessor Stellar Growth Equity Fund since its inception in October 1994. Mr. Hare has been with FIRMCO and its affiliates since 1998 and has four years of investment management experience. Mr. Hare has managed the Fund since November 2000.

A Portfolio Management Team lead by Thomas Hansberger, CIC manages the International Value Fund for Hansberger Global Investors. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over thirty-five years of investment management experience. Before forming Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. The Portfolio Management Team has over 20 years of industry experience.

Donald L. Keller manages the Global Equity Fund. Mr. Keller has managed the Predecessor Stellar International Equity Fund since May 1999.

Clay Finlay's International Equity team is responsible for the management of the International Growth Fund. Frances Dakers, Greg Jones, Virginie Maisonneuve and Susan Kenneally serve as regional team leaders on the International Equity team. Each of these individuals is a Principal and Director of the Firm, and each has an average of more than seventeen years of investment experience. This team has managed the Predecessor Mercantile International Equity Portfolio since it began operations in 1994.

Todd Krieg and Matt D'Attilio co-manage the MidCap Core Equity Fund. Mr. Krieg has been with FIRMCO and its affiliates since 1992 and has seven years of investment management experience. Mr. Krieg has managed the Fund since September 1994. Mr. D'Attilio has been with FIRMCO and its affiliates since 1993. He has six years of investment management experience and has managed the Fund since December 1998.
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David Lettenberger and John Potter co-manage the Small Cap Core Equity Fund -
each since September 2000. Mr. Lettenberger has been with FIRMCO and its affiliates since 1999 and has seven years of investment management experience. Mr. Potter joined FIRMCO in September 2000 and has six years of investment management experience.

Randy Hare and Donald L. Keller co-manage the Science & Technology Fund. Mr. Hare has managed the Predecessor Stellar Science & Technology Fund since October 2000 and Mr. Keller since its inception in August 1999.

Joe Frohna and Barry Randall co-manage the MicroCap Fund. Mr. Frohna has been with FIRMCO and its affiliates since 1995. He has seven years of investment management experience and has managed the Fund since September 1997. Mr. Randall has been with FIRMCO and its affiliates since May 2000. He has seven years of investment management experience and has managed the Fund since May 2000.

Administrative Services
FMFS, an affiliate of the Advisor, serves as the Funds' Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

Net Asset Value and Days of Operation

The price of Institutional Shares is based on net asset value per share. This amount is calculated for the Institutional class of Shares by dividing the value of all securities and other assets attributable to the Institutional class, less the liabilities attributable to the class, by the number of outstanding shares of the class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Money Market Funds
The net asset value of the Money Market Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the Institutional Money Market Fund and U.S. Treasury Money Market
Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.

Net asset value is computed using the amortized cost method as permitted by SEC rules.
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Non-Money Market Funds
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Value Fund and the International Growth Fund may trade in their local markets on days the Funds are closed, and the Funds' net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.
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Appendix
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights tables set forth on the following pages for the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, International Growth Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Global Equity Fund and Science & Technology Fund are based on the financial history of the predecessor Stellar Ohio Tax-Free Money Market Fund, predecessor Stellar Treasury Fund, predecessor Mercantile U.S. Government Securities Portfolio, predecessor Mercantile Government & Corporate Bond Portfolio, predecessor Stellar Strategic Income Fund, predecessor Mercantile Missouri Tax-Exempt Bond Portfolio, predecessor Mercantile National Municipal Bond Portfolio, predecessor Mercantile Equity Income Portfolio, predecessor Stellar Relative Value Fund, predecessor Stellar Growth Equity Fund, predecessor Mercantile International Equity Portfolio, predecessor Mercantile Small Cap Equity Index Portfolio, predecessor Mercantile Small Cap Equity Portfolio, predecessor Stellar International Equity Fund and predecessor Stellar Science & Technology Fund, respectively.

With respect to the Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, Short-Term Bond, Intermediate Bond, Bond IMMDEX, Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, International Value, MidCap Index, MidCap Core Equity and MicroCap Funds, this information for the period ended October 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request. The financial statements for the six-month period ended April 30, 2000 are unaudited and are contained in the Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Stellar Funds, this information for the periods ended November 30, 1999 and prior has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds, whose reports, along with each Fund's financial statements, are included in the Predecessor Stellar Funds' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Stellar Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Mercantile Portfolios, this information for the periods ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or Additional Statement.

During the periods shown, the Tax-Exempt Money Market, Ohio Tax-Exempt Money Market, U.S. Government Money Market, Strategic Income and Global Equity Funds did not offer Institutional Shares. Accordingly, there are no financial highlights for Institutional Shares of these portfolios. The financial highlights shown for the Tax-Exempt Money Market, Ohio Tax-Exempt Money Market, U.S. Government Money Market and Global Equity Funds are for Retail A Shares.
The financial highlights shown for the Strategic Income Fund are for Retail B Shares.
 ............................................................................ 131
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Institutional Money Market Funds



                                                  Net                 Dividends
                                              Asset Value,    Net      from Net  Net Asset
                                               Beginning   Investment Investment Value, End
                                               of Period     Income     Income   of Period
 INSTITUTIONAL MONEY MARKET FUND

 Year Ended October 31,
  1995                                           $1.00       $0.06      $(0.06)    $1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)          1.00        0.03       (0.03)     1.00

 TAX-EXEMPT MONEY MARKET FUND/6/

 Year Ended October 31,
  1995                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)          1.00        0.03       (0.03)     1.00

 OHIO TAX-EXEMPT MONEY MARKET FUND/6/,/7/

 Period Ended November 30,
  1998                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                            1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)            1.00        0.02       (0.02)     1.00

 U.S. GOVERNMENT MONEY MARKET FUND

 Year Ended October 31,
  1995                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                            1.00        0.04       (0.04)     1.00
-------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)          1.00        0.02       (0.02)     1.00

 U.S. TREASURY MONEY MARKET FUND/10/

 March 25, 1997 to November 30, 1997              1.00        0.03       (0.03)     1.00
-------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                            1.00        0.05       (0.05)     1.00
-------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                            1.00        0.04       (0.04)     1.00
-------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)            1.00        0.02       (0.02)     1.00
-------------------------------------------------------------------------------------------

1 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,1996, 1995 would have been 0.63%, 0.62%,
  0.64%, 0.66%, 0.64%, 0.69%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.30%, 4.52%, 5.01%, 4.92%, 4.90%,
  5.29%, respectively.

2 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.72%,
  0.73%, 0.75%, 0.75%, 0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.01%, 2.49%, 2.87%, 2.91%, 2.91%,
  3.12%, respectively.

3 Without fees waived, ratios of net expenses to average net assets for the fiscal periods ended May 31, 2000, November 30, 1999 and November 30, 1998 would have been 1.06%, 1.09%, and 1.29% respectively; and ratios of net investment income to average net assets would have been 2.67%, 2.13% and 2.21% respectively.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.79%,
  0.69%, 0.71%, 0.70%, 0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.70%, 4.29%, 4.79%, 4.73%, 4.73%,
  5.09% respectively.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30,
  1999, 1998, 1997, would have been 1.08%, 0.93%, 0.93%, 0.92%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and
  November 30, 1999, 1998, 1997, would have been 4.57%, 3.97%,
  4.53%, 4.67%, respectively.
 ................................................................................

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--------------------------------------------------------------------------------

                          Supplemental Data and Ratios
     ----------------------------------------------------------------------------------------
                                                        Ratio of Net
     Net Assets,           Ratio of Net                  Investment
       End of                Expenses                      Income
       Period               to Average                   to Average                   Total
       (000s)               Net Assets                   Net Assets                   Return
     $ 716,566             0.35%/1/                     5.63%/1/                     5.77%
---------------------------------------------------------------------------------------------
       750,051             0.35%/1/                     5.19%/1/                     5.32%
---------------------------------------------------------------------------------------------
     1,201,341             0.35%/1/                     5.23%/1/                     5.38%
---------------------------------------------------------------------------------------------
     1,623,970             0.35%/1/                     5.30%/1/                     5.41%
---------------------------------------------------------------------------------------------
     2,356,251             0.38%/1/                     4.76%/1/                     4.85%
---------------------------------------------------------------------------------------------
     2,185,399             0.39%/1/,/9/                 5.54%/1/,/9/                 2.79%/8/
---------------------------------------------------------------------------------------------
        84,084             0.60%/2/                     3.36%/2/                     3.42%
---------------------------------------------------------------------------------------------
        79,328             0.60%/2/                     3.09%/2/                     3.13%
---------------------------------------------------------------------------------------------
       108,639             0.60%/2/                     3.06%/2/                     3.12%
---------------------------------------------------------------------------------------------
       122,451             0.60%/2/                     3.02%/2/                     3.04%
---------------------------------------------------------------------------------------------
       153,189             0.71%/2/                     2.51%/2/                     2.53%
---------------------------------------------------------------------------------------------
       158,938             0.72%/2/,/9/                 3.01%/2/,/9/                 1.50%/8/
---------------------------------------------------------------------------------------------
        57,614             0.69%/3/,/9/                 2.81%/3/,/9/                 2.85%/8/
---------------------------------------------------------------------------------------------
        64,475             0.58%/3/                     2.64%/3/                     2.67%
---------------------------------------------------------------------------------------------
        48,448             0.73%/3/,/9/                 3.10%/3/,/9/                 1.60%/8/
---------------------------------------------------------------------------------------------
       163,068             0.60%/4/                     5.24%/4/                     5.37%
---------------------------------------------------------------------------------------------
       198,334             0.60%/4/                     4.84%/4/                     4.96%
---------------------------------------------------------------------------------------------
       198,592             0.60%/4/                     4.83%/4/                     4.99%
---------------------------------------------------------------------------------------------
       233,176             0.60%/4/                     4.90%/4/                     4.97%
---------------------------------------------------------------------------------------------
       209,015             0.68%/4/                     4.30%/4/                     4.37%
---------------------------------------------------------------------------------------------
        61,186             0.72%/4/,/9/                 4.77%/4/,/9/                 2.46%/8/
---------------------------------------------------------------------------------------------
       659,296             0.72%/5/,/9/                 4.87%/5/,/9/                 3.37%/8/
---------------------------------------------------------------------------------------------
     1,123,144             0.73%/5/                     4.73%/5/                     4.84%
---------------------------------------------------------------------------------------------
     1,766,246             0.77%/5/                     4.13%/5/                     4.18%
---------------------------------------------------------------------------------------------
     1,867,979             0.82%/5/,/9/                 4.83%/5/,/9/                 2.44%/8/
---------------------------------------------------------------------------------------------

    6 For the Tax-Exempt Money Market Fund and the Ohio Tax-Free Money Market
      Fund, substantially all the investment income is exempt from federal income tax.

    7 The Ohio Tax-Exempt Money Market Fund has been operating since December
      2, 1997.

    8 Not Annualized.

    9 Annualized.

    10 The Institutional Shares of the U.S. Treasury Money Market Fund have been operating since March 25, 1997.
 ............................................................................ 133
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--------------------------------------------------------------------------------

Institutional
Bond Funds

                                                         Income from Investment Operations
                                                       ---------------------------------------

                                              Net                  Net Realized and   Total
                                          Asset Value,    Net      Unrealized Gains    from
                                          Beginning of Investment    or Losses on   Investment
                                             Period    Income/1/      Securities    Operations

 SHORT-TERM BOND

 Year Ended October 31,
  1995/5/                                    $10.03      $ 0.63         $ 0.24        $ 0.87
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                        10.28        0.61/6/       (0.03)         0.58
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                        10.25        0.62           0.02          0.64
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                        10.27        0.61           0.07          0.68
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                        10.34        0.56          (0.22)         0.34
----------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)      10.12        0.29          (0.09)         0.20

 INTERMEDIATE BOND

 Year Ended October 31,
  1995/5/                                      9.67        0.62           0.53          1.15
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                        10.21        0.59/6/       (0.02)         0.57
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                        10.19        0.60           0.12          0.72
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                        10.31        0.59           0.19          0.78
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                        10.50        0.59          (0.39)         0.20
----------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)      10.10        0.31          (0.18)         0.13

 U.S. GOVERNMENT SECURITIES

 Year Ended November 30,
  1995                                        10.05        0.67           0.80          1.47
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1996                                        10.85        0.66          (0.15)         0.51
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                        10.67        0.61          (0.05)         0.56
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                        10.62        0.60           0.12          0.72
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                        10.74        0.58          (0.41)         0.17
----------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)        10.34        0.31          (0.22)         0.09

 AGGREGATE BOND

 Year Ended November 30,
  1995                                         9.64        0.64           0.89          1.53
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1996                                        10.53        0.67          (0.19)         0.48
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                        10.34        0.59           0.03          0.62
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                        10.37        0.60           0.37          0.97
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                        10.74        0.60          (0.69)        (0.09)
----------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)         9.86        0.30          (0.17)         0.13
----------------------------------------------------------------------------------------------

1  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
   3l, 1999, 1998, 1997, 1996, 1995 would have been 0.86%, 0.84%,
   0.86%, 0.86%, 0.87%, 0.91%, respectively; and ratios of net investment income to average net assets for the fiscal years
   (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
   1996, 1995 would have been 5.48%, 5.24%, 5.56%, 5.68%, 5.55%,
   5.82%, respectively.
2  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
   3l, 1999, 1998, 1997, 1996, 1995 would have been 0.69%, 0.70%,
   0.71%, 0.73%, 0.74%, 0.79%, respectively; and ratios of net investment income to average net assets for the fiscal years
   (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
   1996, 1995 would have been 6.19%, 5.57%, 5.54%, 5.73%, 5.60%,
   5.97%, respectively.
3  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November
   30, 1999, 1998, 1997, 1996, 1995 would have been 1.14%, 1.09%,
   1.07%, 1.07%, 0.77%, 0.77%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998,
   1997, 1996, 1995 would have been 5.28%, 5.04%, 5.24%, 5.44%,
   6.00%, 6.26%, respectively.
4  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November
   30, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.08%,
   1.06%, 1.05%, 0.75%, 0.75%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998,
   1997, 1996, 1995 would have been 5.68%, 5.43%, 5.31%, 5.45%,
   6.26%, 6.22%, respectively.
5  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January
   9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9,
   1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
6  Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 ................................................................................

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--------------------------------------------------------------------------------


               Less Distributions                                             Supplemental Data and Ratios
     ------------------------------------------                     -------------------------------------------------
                                                                                              Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net   Investment
      from Net    Distributions                Net Asset              End of      Expenses       Income     Portfolio
     Investment       From           Total     Value, End   Total     Period     to Average    to Average   Turnover
       Income     Capital Gains  Distributions of Period   Return     (000s)     Net Assets    Net Assets   Rate/11/


     $ (0.62)        $   -          $(0.62)     $ 10.28    8.95%     $ 94,959   0.50%/1/      6.23%/1/        100.58%
---------------------------------------------------------------------------------------------------------------------
       (0.61)            -           (0.61)       10.25    5.80%      147,466   0.50%/1/      5.92%/1/         59.62%
---------------------------------------------------------------------------------------------------------------------
       (0.62)            -           (0.62)       10.27    6.47%      136,084   0.50%/1/      6.04%/1/         77.12%
---------------------------------------------------------------------------------------------------------------------
       (0.61)            -           (0.61)       10.34    6.84%      120,693   0.50%/1/      5.92%/1/         78.20%
---------------------------------------------------------------------------------------------------------------------
       (0.56)            -           (0.56)       10.12    3.42%      130,611   0.56%/1/      5.52%/1/         52.28%
---------------------------------------------------------------------------------------------------------------------
       (0.29)            -           (0.29)       10.03    2.02%/9/   123,128   0.57%/1/,/10/ 5.78%/1/,/10/ 33.23%/9/



       (0.61)            -           (0.61)       10.21   12.25%      128,941   0.50%/2/      6.26%/2/         66.69%
---------------------------------------------------------------------------------------------------------------------
       (0.59)            -           (0.59)       10.19    5.77%      173,468   0.50%/2/      5.84%/2/         59.29%
---------------------------------------------------------------------------------------------------------------------
       (0.60)            -           (0.60)       10.31    7.36%      254,521   0.50%/2/      5.96%/2/         40.61%
---------------------------------------------------------------------------------------------------------------------
       (0.59)            -           (0.59)       10.50    7.83%      291,289   0.50%/2/      5.75%/2/         27.29%
---------------------------------------------------------------------------------------------------------------------
       (0.59)         (0.01)         (0.60)       10.10    1.91%      284,047   0.56%/2/      5.71%/2/         64.07%
---------------------------------------------------------------------------------------------------------------------
       (0.31)            -           (0.31)        9.92    1.30%/9/   368,098   0.57%/2/,/10/ 6.31%/2/,/10/ 46.03%/9/



       (0.67)            -           (0.67)       10.85   15.00%       45,513   0.67%/3/      6.36%/3/         93.76%
---------------------------------------------------------------------------------------------------------------------
       (0.66)         (0.03)/7/      (0.69)       10.67    4.88%       60,079   0.67%/3/      6.10%/3/         53.76%
---------------------------------------------------------------------------------------------------------------------
       (0.61)            -           (0.61)       10.62    5.51%       72,753   0.67%/3/      5.84%/3/        100.33%
---------------------------------------------------------------------------------------------------------------------
       (0.60)            -           (0.60)       10.74    6.98%       93,683   0.67%/3/      5.64%/3/         54.57%
---------------------------------------------------------------------------------------------------------------------
       (0.57)            -           (0.57)       10.34    1.67%       72,483   0.68%/3/      5.45%/3/         26.17%
---------------------------------------------------------------------------------------------------------------------
       (0.29)            -           (0.29)       10.14    0.90%/9/    51,696   0.73%/3/,/10/ 5.69%/3/,/10/  4.38%/9/



       (0.64)            -           (0.64)       10.53   16.31%      127,741   0.65%/4/      6.32%/4/         59.32%
---------------------------------------------------------------------------------------------------------------------
       (0.67)            -           (0.67)       10.34    4.82%      141,440   0.65%/4/      6.36%/4/        149.20%
---------------------------------------------------------------------------------------------------------------------
       (0.59)            -           (0.59)       10.37    6.32%      172,637   0.65%/4/      5.85%/4/        140.72%
---------------------------------------------------------------------------------------------------------------------
       (0.60)            -           (0.60)       10.74    9.63%      178,868   0.66%/4/      5.71%/4/         91.14%
---------------------------------------------------------------------------------------------------------------------
       (0.59)         (0.20)/8/      (0.79)        9.86   (0.83)%     126,472   0.67%/4/      5.84%/4/         38.29%
---------------------------------------------------------------------------------------------------------------------
       (0.28)            -           (0.28)        9.69    1.31%/9/   112,682   0.70%/4/,/10/ 6.09%/4/,/10/ 17.60%/9/
---------------------------------------------------------------------------------------------------------------------

    7 Includes distributions in excess of net realized gains of $0.03 per share.

    8 Includes distributions in excess of net realized gains of $0.07 per share.

    9  Not Annualized.

    10  Annualized.

    11 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 ............................................................................ 135

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--------------------------------------------------------------------------------

Institutional
Bond Funds

                                                           Income from Investment Operations
                                                         --------------------------------------

                                                Net                 Net Realized and   Total
                                            Asset Value,    Net     Unrealized Gains    from
                                            Beginning of Investment   or Losses on   Investment
                                               Period    Income/2/     Securities    Operations

 BOND IMMDEX(TM)

 Year Ended October 31,
  1995/6/                                      25.67        1.74          2.29          4.03
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                         27.82        1.70/7/      (0.27)         1.43
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         27.55        1.75          0.61          2.36
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         28.16        1.72          0.85          2.57
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         29.02        1.70         (1.65)         0.05
-----------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)       27.37        0.89         (0.37)         0.52

 STRATEGIC INCOME

 December 12, 1994 to November 30, 1995/1/     10.00        0.69          0.55          1.24
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1996                                         10.53        0.73         (0.04)         0.69
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         10.50        0.73          0.18          0.91
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         10.67        0.72         (0.94)        (0.22)
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                          9.62        0.64         (1.10)        (0.46)
-----------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)          8.52        0.32         (0.18)         0.14

 TAX-EXEMPT INTERMEDIATE BOND

 Year Ended October 31,
  1995/6/                                       9.78        0.44          0.46          0.90
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1996                                         10.24        0.43/7/      (0.03)         0.40
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         10.21        0.44          0.15          0.59
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         10.36        0.44          0.16          0.60
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         10.52        0.44         (0.40)         0.04
-----------------------------------------------------------------------------------------------
 Period Ended April 30, 2000 (unaudited)       10.12        0.22         (0.09)         0.13
-----------------------------------------------------------------------------------------------

1  Period from commencement of operations.

2 For the Tax-Exempt Intermediate Bond Fund substantially all investment income is exempt from federal income tax.

3 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 3l, 1999, 1998, 1997, 1996, 1995 would have been 0.48%, 0.48%,
   0.49%, 0.49%, 0.50%, 0.51%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 6.55%, 6.04%, 5.95%, 6.26%, 6.16%,
   6.44%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.46%, 1.44%, 1.46%,
  1.46%, 1.56%, 1.77%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 7.51%, 6.79%, 6.99%, 6.93%, 7.06%, 7.11%, respectively.

5  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
   3l, 1999, 1998, 1997, 1996, 1995 would have been 0.86%, 0.82%,
   0.81%, 0.88%, 0.97%, 1.00%, respectively; and ratios of net investment income to average net assets for the fiscal years
   (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
   1996, 1995 would have been 4.20%, 3.98%, 3.94%, 3.98%, 3.77%,
   3.96%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                              Supplemental Data and Ratios
     -----------------------------------------                      ---------------------------------------------------
                                                                                              Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net   Investment
      from Net    Distributions               Net Asset               End of      Expenses       Income      Portfolio
     Investment       From          Total     Value, End   Total      Period     to Average    to Average    Turnover
       Income     Capital Gains Distributions of Period    Return     (000s)     Net Assets    Net Assets     Rate/9/


     (1.84)           (0.04)        (1.88)      27.82    16.26%       290,274   0.44%/3/      6.51%/3/       41.67%
-----------------------------------------------------------------------------------------------------------------------
     (1.70)              -          (1.70)      27.55     5.35%       370,556   0.43%/3/      6.23%/3/       33.38%
-----------------------------------------------------------------------------------------------------------------------
     (1.75)              -          (1.75)      28.16     8.90%       408,018   0.42%/3/      6.33%/3/       35.12%
-----------------------------------------------------------------------------------------------------------------------
     (1.71)              -          (1.71)      29.02     9.41%       471,425   0.42%/3/      6.02%/3/       20.07%
-----------------------------------------------------------------------------------------------------------------------
     (1.70)              -          (1.70)      27.37     0.20%       421,897   0.47%/3/      6.05%/3/       57.04%
-----------------------------------------------------------------------------------------------------------------------
     (0.88)              -          (0.88)      27.01     1.95%/10/   426,813   0.48%/3/,/11/ 6.55%/3/,/11/  33.11%/10/



     (0.67)           (0.04)        (0.71)      10.53    12.71%/10/    47,513   1.47%/4/,/11/ 7.41%/4/,/11/ 258.00%/10/
-----------------------------------------------------------------------------------------------------------------------
     (0.72)              -          (0.72)      10.50     6.99%       110,775   1.36%/4/      7.26%/4/      201.00%
-----------------------------------------------------------------------------------------------------------------------
     (0.74)              -          (0.74)      10.67     9.02%       179,413   1.26%/4/      7.13%/4/      142.00%
-----------------------------------------------------------------------------------------------------------------------
     (0.73)           (0.10)        (0.83)       9.62    (2.16)%      202,354   1.26%/4/      7.19%/4/      146.00%
-----------------------------------------------------------------------------------------------------------------------
     (0.64)/8/           -          (0.64)       8.52    (4.99)%      160,605   1.28%/4/      6.95%/4/       73.00%
-----------------------------------------------------------------------------------------------------------------------
     (0.34)              -          (0.34)       8.32     1.77%/10/   138,250   1.35%/4/,/11/ 7.62%/4/,/11/  29.00%/10/



     (0.44)              -          (0.44)      10.24     9.38%        27,595   0.51%/5/      4.45%/5/       44.13%
-----------------------------------------------------------------------------------------------------------------------
     (0.43)              -          (0.43)      10.21     4.02%        36,652   0.50%/5/      4.24%/5/       30.46%
-----------------------------------------------------------------------------------------------------------------------
     (0.44)              -          (0.44)      10.36     5.96%        52,208   0.50%/5/      4.36%/5/       11.22%
-----------------------------------------------------------------------------------------------------------------------
     (0.44)              -          (0.44)      10.52     5.88%        66,427   0.50%/5/      4.25%/5/       14.38%
-----------------------------------------------------------------------------------------------------------------------
     (0.43)           (0.01)        (0.44)      10.12     0.39%        65,034   0.64%/5/      4.16%/5/       21.77%
-----------------------------------------------------------------------------------------------------------------------
     (0.22)           (0.04)        (0.26)       9.99     1.26%/10/    68,728   0.67%/5/,/11/ 4.39%/5/,/11/  10.68%/10/
-----------------------------------------------------------------------------------------------------------------------

    6 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

    7 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    8 Includes distributions in excess of net investment income of $0.01 per share.

    9 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    10 Not Annualized.

    11 Annualized.
 ............................................................................ 137

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional
Bond Funds (cont'd.)

                                                           Income from Investment Operations
                                                         --------------------------------------

                                                Net                 Net Realized and   Total
                                            Asset Value,    Net     Unrealized Gains    from
                                            Beginning of Investment   or Losses on   Investment
                                               Period    Income/3/     Securities    Operations

 MISSOURI TAX-EXEMPT BOND

 Six Months Ended November 30, 1995/1/         11.52        0.28          0.22          0.50
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1996                                         11.74        0.57         (0.05)         0.52
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         11.69        0.56          0.18          0.74
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         11.87        0.55          0.21          0.76
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         12.08        0.53         (0.74)        (0.21)
-----------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)         11.32        0.27         (0.20)         0.07

 NATIONAL MUNICIPAL BOND

 November 18, 1996 to November 30, 1996/2/     10.00        0.02          0.05          0.07
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         10.05        0.54          0.23          0.77
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         10.28        0.46          0.30          0.76
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         10.23        0.43         (0.72)        (0.29)
-----------------------------------------------------------------------------------------------
 Period Ended May 31, 2000 (unaudited)          9.41        0.21         (0.18)         0.03
-----------------------------------------------------------------------------------------------

1 Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Missouri Tax-
  Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

2 Period from commencement of operations.

3 For the Missouri Tax-Exempt Bond Fund and the National Municipal
  Bond Fund, substantially all investment income is exempt from federal income tax.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.08%, 1.07%, 1.06%,
  1.06%, 0.75%, 0.88%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
  1996, 1995 would have been 4.50%, 4.10%, 4.17%, 4.36%, 4.85%,
  4.73%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 1.19%, 1.16%, 1.16%, 1.17%,
  0.82%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 4.17%, 3.93%, 3.92%, 4.35%, 5.07%, respectively.

6 Includes distributions in excess of net income and net realized gains of $0.01 and $0.01 per share respectively.

7 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8  Not Annualized.

9 Annualized.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


               Less Distributions                                           Supplemental Data and Ratios
     -----------------------------------------                     -----------------------------------------------
                                                                                            Ratio of Net
     Dividends                                                     Net Assets, Ratio of Net  Investment
      from Net    Distributions               Net Asset              End of      Expenses      Income    Portfolio
     Investment       From          Total     Value, End   Total     Period     to Average   to Average  Turnover
       Income     Capital Gains Distributions of Period   Return     (000s)     Net Assets   Net Assets   Rate/7/


     (0.28)              -          (0.28)      11.74     4.41%/8/    47,773   0.78%/4/,/9/ 4.83%/4/,/9/  1.55%/8/
------------------------------------------------------------------------------------------------------------------
     (0.57)              -          (0.57)      11.69     4.62%       55,905   0.65%/4/     4.95%/4/      3.66%
------------------------------------------------------------------------------------------------------------------
     (0.56)              -          (0.56)      11.87     6.48%       75,431   0.66%/4/     4.76%/4/      3.50%
------------------------------------------------------------------------------------------------------------------
     (0.55)              -          (0.55)      12.08     6.52%       94,402   0.66%/4/     4.57%/4/      6.14%
------------------------------------------------------------------------------------------------------------------
     (0.53)           (0.02)        (0.55)      11.32    (1.81)%     111,842   0.66%/4/     4.51%/4/      0.76%
------------------------------------------------------------------------------------------------------------------
     (0.27)              -          (0.27)      11.12     0.66%/8/   116,179   0.67%/4/,/9/ 4.91%/4/,/9/  2.26%/8/



     (0.02)              -          (0.02)      10.05     0.74%      310,413   0.12%/5/,/9/ 5.77%/5/,/9/        -
------------------------------------------------------------------------------------------------------------------
     (0.54)              -          (0.54)      10.28     7.97%      366,889   0.14%/5/     5.38%/5/     83.94%
------------------------------------------------------------------------------------------------------------------
     (0.46)           (0.35)        (0.81)      10.23     7.76%      384,518   0.56%/5/     4.52%/5/     18.30%
------------------------------------------------------------------------------------------------------------------
     (0.43)/6/        (0.10)/6/     (0.53)       9.41    (2.97)%     326,840   0.76%/5/     4.33%/5/            -
------------------------------------------------------------------------------------------------------------------
     (0.22)              -          (0.22)       9.22     0.31%/8/   253,261   0.78%/5/,/9/ 4.58%/5/,/9/        -
------------------------------------------------------------------------------------------------------------------

 ............................................................................ 139

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional
Equity Funds

                                                               Income from Investment Operations
                                                           -----------------------------------------

                                                  Net                    Net Realized and   Total
                                              Asset Value,      Net      Unrealized Gains    From
                                              Beginning of  Investment    or (Losses) on  Investment
                                                 Period    Income (Loss)    Securities    Operations

 BALANCED INCOME

 Dec. 1, 1997/1/
  through Oct. 31, 1998                          $10.00        $0.30/10/      $0.96         $1.26
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                      11.01         0.31           0.38          0.69
----------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000 (unaudited)      10.96         0.15/10/       0.21          0.36

 BALANCED GROWTH

 Year Ended October 31, 1995/9/                   22.10         0.53           3.78          4.31
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1996                      25.90         0.55/11/       2.62          3.17
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                      27.99         0.66           4.20          4.86
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                      30.51         0.62           1.86          2.48
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                      29.85         0.58           1.19          1.77
----------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000 (unaudited)      30.11         0.30           4.21          4.51

 GROWTH AND INCOME

 Year Ended October 31, 19959                     23.09         0.42           5.14          5.56
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1996                      27.63         0.50/11/       6.61          7.11
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                      33.08         0.46           8.94          9.40
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                      39.28         0.47           6.55          7.02
----------------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                      44.46         0.41           4.92          5.33
----------------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                                     46.15         0.13           2.70          2.83

 EQUITY INCOME

 Feb. 27, 1997/1/ through
  Nov. 30, 1997                                   10.00         0.20           1.55          1.75
----------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                     11.56         0.19           0.98          1.17
----------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                     10.24         0.16          (0.18)        (0.02)
----------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                      7.83         0.06          (0.13)        (0.07)

 RELATIVE VALUE

 Aug. 18, 1997/1/ through
  Nov. 30, 1997                                   22.67         0.08           0.81          0.89
----------------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                     23.49         0.18           3.65          3.83
----------------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                     26.27         0.23           2.96          3.19
----------------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                                     29.12         0.16          (0.21)        (0.05)
----------------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 1.12%, 1.23%, 1.38%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 2.63%, 2.54%, 2.44%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.02%, 1.00%, 0.99%, 1.00%, 1.03%, 1.06%, respectively;
    and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.82%,
    1.77%, 1.92%, 2.05%, 1.77%, 1.93%, respectively.

 6 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.94%, 0.93%, 0.94%, 0.94%, 0.98%, 1.01%, respectively;
    and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.58%,
    0.98%, 1.04%, 1.27%, 1.59%, 1.59%, respectively.

 7  Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended
    November 30, 1997 would have been 1.46%, 1.38%, 1.37%, 1.38%, respectively; and (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 1.49%, 1.50%, 1.28%,
    1.28%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                             Supplemental Data and Ratios
     -----------------------------------------                      -------------------------------------------------------
                                                                                                 Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net      Investment
      from Net    Distributions               Net Asset               End of      Expenses       Income (Loss)    Portfolio
     Investment       From          Total     Value, End   Total      Period     to Average       to Average      Turnover
       Income     Capital Gains Distributions of Period    Return     (000s)     Net Assets       Net Assets      Rate/12/

      $ (0.25)       $   -         $ (0.25)     $11.01   12.70%/2/   $ 34,036      0.75%/3/,/4/      3.07%/3/,/4/  58.33%/2/
----------------------------------------------------------------------------------------------------------------------------
        (0.30)        (0.44)         (0.74)      10.96    6.34%        49,728      0.93%/4/          2.84%/4/      48.46%
----------------------------------------------------------------------------------------------------------------------------
        (0.14)        (0.20)         (0.34)      10.98    3.33%/2/     76,998      0.97%/3/,/4/      2.78%/3/,/4/  93.42%/2/

        (0.51)           -           (0.51)      25.90   19.79%       104,552      0.75%/5/          2.24%/5/      61.87%
----------------------------------------------------------------------------------------------------------------------------
        (0.53)        (0.55)         (1.08)      27.99   12.56%       129,415      0.75%/5/          2.05%/5/      63.91%
----------------------------------------------------------------------------------------------------------------------------
        (0.66)        (1.68)         (2.34)      30.51   18.39%       164,382      0.75%/5/          2.31%/5/      69.90%
----------------------------------------------------------------------------------------------------------------------------
        (0.64)        (2.50)         (3.14)      29.85    8.83%       188,123      0.75%/5/          2.16%/5/      56.44%
----------------------------------------------------------------------------------------------------------------------------
        (0.56)        (0.95)         (1.51)      30.11    5.87%       180,737      0.93%/5/          1.84%/5/      69.42%
----------------------------------------------------------------------------------------------------------------------------
        (0.30)        (1.67)         (1.97)      32.65   15.41%/2/    174,574      0.97%/3/,/5/      1.87%/3/,/5/  81.13%/2/

        (0.42)        (0.60)         (1.02)      27.63   25.00%       162,752      0.90%/6/          1.70%/6/      47.85%
----------------------------------------------------------------------------------------------------------------------------
        (0.47)        (1.19)         (1.66)      33.08   26.90%       226,888      0.90%/6/          1.67%/6/      51.37%
----------------------------------------------------------------------------------------------------------------------------
        (0.47)        (2.73)         (3.20)      39.28   30.83%       366,020      0.87%/6/          1.34%/6/      31.36%
----------------------------------------------------------------------------------------------------------------------------
        (0.45)        (1.39)         (1.84)      44.46   18.35%       474,603      0.87%/6/          1.11%/6/      48.56%
----------------------------------------------------------------------------------------------------------------------------
        (0.46)        (3.21)         (3.67)      46.12   12.04%       531,257      0.92%/6/          0.99%/6/      62.20%
----------------------------------------------------------------------------------------------------------------------------
        (0.11)        (3.90)         (4.01)      44.97    6.62%/2/    509,849      0.94%/3/,/6/      0.58%/3/,/6/  91.87%/2/

        (0.19)           -           (0.19)      11.56   17.64%/2/    131,919      0.15%/3/,/7/      2.51%/3/,/7/  48.33%/2/
----------------------------------------------------------------------------------------------------------------------------
        (0.20)        (2.29)         (2.49)      10.24   12.00%       111,866      0.71%/7/          1.94%/7/      98.32%
----------------------------------------------------------------------------------------------------------------------------
        (0.16)        (2.23)         (2.39)       7.83    0.23%       104,762      0.98%/7/          1.90%/7/      81.84%
----------------------------------------------------------------------------------------------------------------------------
        (0.06)        (1.11)         (1.17)       6.59   (0.85)%/2/    55,935      1.06%/3/,/7/      1.89%/3/,/7/  15.81%/2/

        (0.07)           -           (0.07)      23.49    3.93%/2/    312,056      1.00%/3/,/8/      1.35%/3/,/8/  18.00%/2/
----------------------------------------------------------------------------------------------------------------------------
        (0.23)        (0.82)         (1.05)      26.27   16.95%       386,405      1.04%/8/          0.95%/8/      26.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.23)        (0.11)         (0.34)      29.12   12.20%       466,203      1.05%/8/          0.77%/8/      11.00%
----------------------------------------------------------------------------------------------------------------------------
        (0.12)           -           (0.12)      28.95   (0.15)%/2/   483,427      1.10%/3/,/8/      1.13%/3/,/8/   4.00%/2/
----------------------------------------------------------------------------------------------------------------------------

     8 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 1.21%, 1.21%, 1.24%,
        1.20%, respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 1.02%, 0.61%, 0.75%, 1.15%, respectively.

     9 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    10 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    11 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    12 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 ............................................................................ 141

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional
Equity Funds (cont'd.)

                                                        Income from Investment Operations
                                                    ------------------------------------------

                                           Net                     Net Realized and   Total
                                       Asset Value,      Net       Unrealized Gains    From
                                       Beginning of  Investment     or (Losses) on  Investment
                                          Period    Income (Loss)     Securities    Operations
 EQUITY INDEX

 Year Ended October 31, 1995/8/           33.41          0.76            7.71          8.47
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              41.08          0.91/10/        8.68          9.59
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              49.43          0.95           14.33         15.28
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              63.16          1.02/11/       12.59         13.61
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              74.66          1.04           17.75         18.79
----------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             91.95          0.52/11/        5.74          6.27

 LARGE CAP CORE EQUITY

 Year Ended October 31, 1995/8/           21.47          0.03            4.16          4.19
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              25.61         (0.01)/10/       4.83          4.82
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              30.43          0.04/10/        6.31          6.35
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              35.48          0.07/11/        5.70          5.77
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              36.05         (0.02)/11/       6.47          6.45
----------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             38.42         (0.01)           7.17          7.16

 LARGE CAP GROWTH

 Aug. 18, 1997/1/ through Nov. 30,
  1997                                    16.46          0.03            0.73          0.76
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1998             17.18          0.06            3.30          3.36
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             19.51          0.07            4.83          4.90
----------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             23.90          0.01            1.85          1.86

 INTERNATIONAL VALUE/9/

 Year Ended October 31, 1995/8/           19.99          0.12           (0.87)        (0.75)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              19.19          0.11/10/        1.44          1.55
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              20.27          0.10/10/       (1.10)        (1.00)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              18.64          0.24/11/       (3.16)        (2.92)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              15.26          0.09            3.62          3.71
----------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             18.66         (0.03)          (0.22)        (0.25)
----------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.43%, 0.43%, 0.44%, 0.45%, 0.48%, 0.53%, respectively;
    and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.04%,
    1.10%, 1.32%, 1.59%, 1.94%, 2.27%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.95%, 0.95%, 0.96%, 0.96%, 0.98%, 1.02%, respectively;
    and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been
    (0.07)%, (0.07)%, (0.13)%, 0.01%, (0.12)%, 0.01%, respectively.

 6 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been 1.22%, 1.27%, 1.29%, 1.26%, respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, and the period ended November 30, 1997 would have been (0.03)%, 0.01%, 0.17%, 0.48%, respectively.

 7  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.79%, 1.85%, 1.92%, 2.25%, 2.36%, 2.65%, respectively;
    and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended
    October 31, 1999, 1998, 1997, 1996, 1995 would have been
    (0.50)%, 0.51%, 0.96%, (0.25)%, (0.24)%, (0.49)%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                 Supplemental Data and Ratios
     --------------------------------------------                       -----------------------------------------------------
                                                                                                      Ratio of Net
     Dividends                                                          Net Assets, Ratio of Net       Investment
      from Net       Distributions               Net Asset                End of      Expenses       Income (Loss)  Portfolio
     Investment          From          Total     Value, End    Total      Period     to Average        to Average   Turnover
       Income        Capital Gains Distributions of Period    Return      (000s)     Net Assets        Net Assets   Rate/12/


        (0.74)           (0.06)        (0.80)      41.08     26.02%       138,106      0.46%/4/       2.34%/4/       4.61%
-----------------------------------------------------------------------------------------------------------------------------
        (0.89)           (0.35)        (1.24)      49.43     23.68%       212,072      0.41%/4/       2.01%/4/       7.48%
-----------------------------------------------------------------------------------------------------------------------------
        (0.94)           (0.61)        (1.55)      63.16     31.38%       315,759      0.38%/4/       1.66%/4/       9.81%
-----------------------------------------------------------------------------------------------------------------------------
        (1.00)           (1.11)        (2.11)      74.66     21.93%       452,752      0.33%/4/       1.43%/4/       2.91%
-----------------------------------------------------------------------------------------------------------------------------
        (1.03)           (0.47)        (1.50)      91.95     25.32%       568,161      0.36%/4/       1.17%/4/      13.95%
-----------------------------------------------------------------------------------------------------------------------------
        (0.50)           (2.08)        (2.58)      95.63      6.79%/2/    665,835      0.37%/3/,/4/   1.10%/3/,/4/   2.80%/2/



        (0.05)              -          (0.05)      25.61     19.55%       134,428      0.90%/5/       0.13%/5/      49.84%
-----------------------------------------------------------------------------------------------------------------------------
           -                -             -        30.43     18.82%       155,293      0.90%/5/      (0.04)%/5/     56.75%
-----------------------------------------------------------------------------------------------------------------------------
           -             (1.30)        (1.30)      35.48     21.56%       181,650      0.89%/5/       0.09%/5/      62.09%
-----------------------------------------------------------------------------------------------------------------------------
        (0.03)           (5.17)        (5.20)      36.05     18.89%       197,798      0.89%/5/       0.20%/5/      51.82%
-----------------------------------------------------------------------------------------------------------------------------
        (0.04)           (4.04)        (4.08)      38.42     18.18%       306,832      0.94%/5/      (0.06)%/5/     59.35%
-----------------------------------------------------------------------------------------------------------------------------
           -             (2.03)        (2.03)      43.55     19.01%/2/    321,879      0.94%/3/,/5/  (0.06)%/3/,/5/ 65.02%/2/



        (0.04)              -          (0.04)      17.18      4.59%/2/    109,087      1.06%/3/,/6/   0.68%/3/,/6/  60.00%/2/
-----------------------------------------------------------------------------------------------------------------------------
        (0.07)           (0.96)        (1.03)      19.51     20.91%       121,475      1.09%/6/       0.37%/6/      48.00%
-----------------------------------------------------------------------------------------------------------------------------
        (0.06)/13/       (0.45)        (0.51)      23.90     25.61%       186,177      1.11%/6/       0.17%/6/      28.00%
-----------------------------------------------------------------------------------------------------------------------------
           -                -             -        25.76      7.78%/2/    221,978      1.11%/3/,/6/   0.08%/3/,/6/   9.00%/2/



        (0.04)           (0.01)        (0.05)      19.19     (3.75)%       31,187      1.50%/7/       0.66%/7/      15.12%
-----------------------------------------------------------------------------------------------------------------------------
        (0.10)           (0.37)        (0.47)      20.27      8.21%        43,182      1.50%/7/       0.62%/7/      31.57%
-----------------------------------------------------------------------------------------------------------------------------
        (0.17)           (0.46)        (0.63)      18.64     (5.10)%       57,206      1.50%/7/       0.50%/7/      97.09%
-----------------------------------------------------------------------------------------------------------------------------
        (0.09)           (0.37)        (0.46)      15.26    (15.97)%       44,670      1.50%/7/       1.37%/7/      43.96%
-----------------------------------------------------------------------------------------------------------------------------
        (0.31)              -          (0.31)      18.66     24.74%        54,423      1.56%/7/       0.80%/7/      45.50%
-----------------------------------------------------------------------------------------------------------------------------
        (0.06)              -          (0.06)      18.35     (1.37)%/2/    54,391      1.57%/3/,/7/  (0.28)%/7/     51.16%/2/
-----------------------------------------------------------------------------------------------------------------------------

     8 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

     9 Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.

    10 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    11 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    12 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    13 Includes distribution in excess of not investment income of $0.01 per share.

 ............................................................................ 143

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional
Equity Funds (cont'd.)

                                                        Income from Investment Operations
                                                    ------------------------------------------

                                           Net                     Net Realized and   Total
                                       Asset Value,      Net       Unrealized Gains    From
                                       Beginning of  Investment     or (Losses) on  Investment
                                          Period    Income (Loss)     Securities    Operations
 GLOBAL EQUITY

 Dec. 3, 1997/1/ through Nov. 30,
  1998                                    10.00          0.05            0.34          0.39
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             10.35          0.09            2.78          2.87
----------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             12.94          0.01            0.47          0.48

 INTERNATIONAL GROWTH

 Year Ended November 30, 1995              9.92          0.03            0.86          0.89
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1996             10.79          0.06            1.27          1.33
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1997             12.12          0.01            0.33          0.34
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1998             12.09          0.04            1.80          1.84
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             13.40          0.06            4.58          4.64
----------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             17.22          0.01            1.01          1.02

 MIDCAP INDEX

 Nov. 4, 1999/1/ through April 30,
  2000 (unaudited)                        10.00          0.05            1.65          1.70

 MIDCAP CORE EQUITY

 Year Ended October 31, 1995/10/          33.19          0.00            8.49          8.49
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              41.47         (0.04)/11/       4.74          4.70
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              41.58         (0.11)/11/       8.49          8.38
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              44.70         (0.14)/12/      (2.09)        (2.23)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              38.01          0.02/11/        0.60          0.62
----------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             38.32         (0.04)          11.66         11.62

 SMALL CAP INDEX

 December 30, 1998/1/ through
  November 30, 1999                       10.00          0.01            0.19          0.20
----------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             10.19          0.01            0.95          0.96

 SMALL CAP CORE EQUITY

 Year Ended November 30, 1995             12.01          0.03            2.36          2.39
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1996             13.49          0.02            1.05          1.07
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1997             13.49          0.01            2.50          2.51
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1998             15.17         (0.02)          (1.91)        (1.93)
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             12.02         (0.03)/12/       2.13          2.10
----------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             14.07          0.02            3.01          3.03
----------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 1.26%, 1.29%, 1.51%, respectively; and ratios of net investment income to average net assets for the periods ended May 31, 2000 and fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 0.10%, 0.11%, 0.17%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.64%, 1.75%, 1.75%, 1.75%, 1.45%, 1.46%,
    respectively; and (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.34)%, (0.21)%, (0.13)%, (0.37)%, 0.20%,
    0.09%, respectively.

 6 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 would have been 0.69%; and the ratio of net investment income to average net assets for the period ended April 30, 2000 would have been 0.91%.

 7  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.97%, 0.96%, 0.95%, 0.95%, 0.95%, 0.98% respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended
    October 31, 1999, 1998, 1997, 1996, 1995 would have been
    (0.29)%, 0.02%, (0.39)%, (0.32)%, (0.17)%, (0.08)%,
    respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                                 Supplemental Data and Ratios
     --------------------------------------------                      ------------------------------------------------------
                                                                                                     Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net       Investment
      from Net      Distributions                Net Asset               End of      Expenses       Income (Loss)  Portfolio
     Investment         From           Total     Value, End   Total      Period     to Average        to Average    Turnover
       Income       Capital Gains  Distributions of Period    Return     (000s)     Net Assets        Net Assets    Rate/13/

       (0.04)              -           (0.04)      10.35      3.95%/2/    48,459      1.31%/3/,/4/   0.37%/3/,/4/    3.00%/2/
-----------------------------------------------------------------------------------------------------------------------------
       (0.10)           (0.18)         (0.28)      12.94     28.44%       59,496      1.13%/4/       0.27%/4/       34.00%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.14)         (0.14)      13.28      3.70%/2/    72,196      1.15%/3/,/4/   0.21%/3/,/4/    7.00%/2/

          -             (0.02)/14/     (0.02)      10.79      8.97%       36,096      1.16%/5/       0.39%/5/       62.78%
-----------------------------------------------------------------------------------------------------------------------------
          -                -              -        12.12     12.33%       52,181      1.14%/5/       0.51%/5/       77.63%
-----------------------------------------------------------------------------------------------------------------------------
       (0.06)/14/       (0.31)         (0.37)      12.09      2.91%       55,038      1.29%/5/       0.09%/5/       75.18%
-----------------------------------------------------------------------------------------------------------------------------
       (0.10)/14/       (0.43)         (0.53)      13.40     15.73%       60,647      1.28%/5/       0.34%/5/       88.95%
-----------------------------------------------------------------------------------------------------------------------------
       (0.07)/14/       (0.75)         (0.82)      17.22     36.98%       92,778      1.26%/5/       0.28%/5/       93.73%
-----------------------------------------------------------------------------------------------------------------------------
       (0.12)           (1.52)         (1.64)      16.60      6.02%/2/   110,702      1.18%/3/,/5/   0.12%/3/,/5/   44.99%

       (0.05)              -           (0.05)      11.65     16.97%/2/   102,815      0.50%/3/,/6/   1.10%/3/,/6/   23.17%/2/

          -             (0.21)         (0.21)      41.47     25.79%      434,228      0.90%/7/       0.00%/7/       79.25%
-----------------------------------------------------------------------------------------------------------------------------
          -             (4.59)         (4.59)      41.58     12.58%      482,857      0.88%/7/      (0.10)%/7/     103.34%
-----------------------------------------------------------------------------------------------------------------------------
          -             (5.26)         (5.26)      44.70     22.44%      569,028      0.87%/7/      (0.25)%/7/      97.40%
-----------------------------------------------------------------------------------------------------------------------------
          -             (4.46)         (4.46)      38.01     (5.66)%     464,858      0.88%/7/      (0.32)%/7/      77.39%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.31)         (0.31)      38.32      1.56%      359,947      0.94%/7/       0.04%/7/      139.91%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.79)         (0.79)      49.15     30.63%/2/   395,603      0.95%/3/,/7/  (0.27)%/3/,/7/ 177.11%/2/

       (0.01)              -           (0.01)      10.19      2.01%/2/    45,331      0.68%/3/,/8/   0.18%/3/,/8/   35.27%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.14)         (0.14)      11.01      9.54%/2/    53,205      0.67%/3/,/8/   0.10%/3/,/8/   19.13%

          -             (0.91)         (0.91)      13.49     21.70%      139,681      0.96%/9/       0.18%/9/       83.13%
-----------------------------------------------------------------------------------------------------------------------------
       (0.02)           (1.05)         (1.07)      13.49      8.72%      171,295      0.96%/9/       0.17%/9/       65.85%
-----------------------------------------------------------------------------------------------------------------------------
       (0.01)           (0.82)         (0.83)      15.17     19.77%      211,643      0.95%/9/       0.01%/9/       80.23%
-----------------------------------------------------------------------------------------------------------------------------
          -             (1.22)/15/     (1.22)      12.02    (13.90)%     129,591      0.95%/9/      (0.16)%/9/      69.72%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.05)         (0.05)      14.07     17.57%      111,643      0.96%/9/      (0.26)%/9/      72.08%
-----------------------------------------------------------------------------------------------------------------------------
          -             (0.26)         (0.26)      16.84     21.94%/2/   131,418      0.98%/3/,/9/   0.24%/3/,/9/   40.05%
-----------------------------------------------------------------------------------------------------------------------------

     8 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been 1.07%, 1.13%, respectively; and (unaudited) ratios of net investment income to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been (0.30)%, (0.27)%.

     9 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.39%,
        1.36%, 1.35%, 1.35%, 1.06%, 1.06%, respectively; and (unaudited)
        ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.17)%, (0.66)%, (0.24)%,
        (0.39)%, 0.07%, 0.08%, respectively.

    10 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

    11 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    12 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    13 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    14  Includes distribution in excess of net investment income for the periods ended November 30, 1999, 1998, 1997, of $0.02, $0.07, $0.02 per share, respectively. Includes return of capital distribution of
        $0.01 per share for the period ended November 30, 1995.
 ............................................................................ 145

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional
Equity Funds (cont'd.)

                                                        Income from Investment Operations
                                                    -----------------------------------------

                                           Net                    Net Realized and   Total
                                       Asset Value,      Net      Unrealized Gains    From
                                       Beginning of  Investment    or (Losses) on  Investment
                                          Period    Income (Loss)    Securities    Operations

 SCIENCE & TECHNOLOGY

 Aug. 9, 1999/1/ through Nov. 30,
  1999                                    10.00            -            4.56          4.56
---------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             14.56         (0.06)          2.94          2.88

 MICROCAP

 Aug. 1, 1995/1/ through June 30,
  1996                                    10.00         (0.02)          6.14          6.12
---------------------------------------------------------------------------------------------
 July 1, 1996 through Oct. 31, 1996       15.45         (0.07)          0.82          0.75
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              16.20         (0.15)          4.27          4.12
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              17.57         (0.22)         (3.19)        (3.41)
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              12.49         (0.19)/6/       9.79          9.60
---------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             22.06         (0.19)         15.06         14.87
---------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4  Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been 1.41% and 1.84; and ratios of net investment income to average net assets for the periods ended May 31, 2000 and November 30, 1999 would have been (0.86)% and (1.09)%.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                             Supplemental Data and Ratios
     -----------------------------------------                      -----------------------------------------------------
                                                                                                  Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net       Investment
      from Net    Distributions               Net Asset               End of      Expenses       Income (Loss)  Portfolio
     Investment       From          Total     Value, End   Total      Period     to Average        to Average   Turnover
       Income     Capital Gains Distributions of Period    Return     (000s)     Net Assets        Net Assets    Rate/7/


          -              -             -        14.56     45.60%/2/    40,936      1.69%/3/,/4/  (0.94)%/3/,/4/ 16.00%/2/
----------------------------------------------------------------------------------------------------------------------------
          -              -             -        17.44     19.78%/2/    89,842      1.30%/3/,/4/  (0.75)%/3/,/4/ 31.00%/2/



       (0.05)         (0.62)        (0.67)      15.45     63.93%/2/    63,595      1.74%/3/,/5/  (0.16)%/3/,/5/   283.67%/2/
----------------------------------------------------------------------------------------------------------------------------
          -              -             -        16.20      4.85%/2/    66,368      1.72%/3/,/5/  (1.44)%/3/,/5/    64.44%/2/
----------------------------------------------------------------------------------------------------------------------------
          -           (2.75)        (2.75)      17.57     30.12%      103,840      1.70%/5/      (1.20)%/5/       158.39%
----------------------------------------------------------------------------------------------------------------------------
          -           (1.67)        (1.67)      12.49    (21.51)%      72,696      1.74%/5/      (1.38)%/5/       135.61%
----------------------------------------------------------------------------------------------------------------------------
          -           (0.03)        (0.03)      22.06     77.06%      150,898      1.76%/5/      (1.18)%/5/       200.09%
----------------------------------------------------------------------------------------------------------------------------
          -           (6.13)        (6.13)      30.80     81.81%/2/   282,900      1.69%/3/,/5/  (1.25)%/3/,/5/   231.39%/2/
----------------------------------------------------------------------------------------------------------------------------

     5 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and for the period ended June 30, 1996 would have been 1.69%, 1.77%, 1.81%, 1.78%, 1.79%, 1.97%, respectively; and the ratio of net investment income (loss) to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997 and 1996 and the period ended June 30, 1996 would have been (1.25%), (1.19)%,
        (1.45%), (1.28%), (1.51%), (0.39%), respectively.

    6 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    7  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 ............................................................................ 147

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index, "S&P Small Cap 600" and "Standard & Poor's Small Cap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Firstar Funds. The Equity Index Fund, MidCap Index Fund and Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund, MidCap Index Fund or Small Cap Index Fund.

The Lehman Brothers 1-3 Year Government/Credit Bond Index, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Government/Credit Bond Index are trademarks of Lehman Brothers. The Fund, its Adviser and the Administrator are not affiliated in any way with Lehman
Brothers. Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.
 ................................................................................

For More Information

Annual/Semiannual Reports
Additional information about the Funds' performance and investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semi-annual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND.

By mail - Firstar Funds
    615 East Michigan Street
    P.O. Box 3011
    Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

        The Fund's Investment Company Act File Number is 811-5380.

www.firstarfunds.com
                                                               [LOGO OF FIRSTAR]

                       Prospectus

                       December 11, 2000

                       Y Shares

                       Short-Term Bond Fund
                       Intermediate Bond Fund
                       U.S. Government Securities Fund
                       Aggregate Bond Fund
                       Bond IMMDEXTM Fund
                       Strategic Income Fund


                       Tax-Exempt Intermediate Bond Fund
                       Missouri Tax-Exempt Bond Fund
                       National Municipal Bond Fund

                       Balanced Income Fund
                       Balanced Growth Fund

                       Growth & Income Fund
                       Equity Income Fund
                       Relative Value Fund
                       Equity Index Fund
                       Large Cap Core Equity Fund
                       Large Cap Growth Fund
                       International Value Fund
                       Global Equity Fund
                       International Growth Fund
                       MidCap Index Fund
                       MidCap Core Equity Fund
                       Small Cap Index Fund
                       Small Cap Core Equity Fund
                       Science & Technology Fund
                       MicroCap Fund

                       Institutional Shares

                       Institutional Money Market Fund
                       Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund
                       U.S. Treasury Money Market Fund

                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

[LOGO OF FIRSTAR] Bigger & Brighter

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Institutional Money Market Fund                                          1
--------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                             3
--------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund                                        7
--------------------------------------------------------------------------
U.S. Government Money Market Fund                                       11
--------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                         14
--------------------------------------------------------------------------
Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund   17
--------------------------------------------------------------------------
U.S. Government Securities Fund                                         22
--------------------------------------------------------------------------
Aggregate Bond Fund                                                     25
--------------------------------------------------------------------------
Strategic Income Fund                                                   29
--------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund                                       34
--------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund                                           37
--------------------------------------------------------------------------
National Municipal Bond Fund                                            41
--------------------------------------------------------------------------
Balanced Income Fund                                                    45
--------------------------------------------------------------------------
Balanced Growth Fund                                                    49
--------------------------------------------------------------------------
Growth & Income Fund                                                    53
--------------------------------------------------------------------------
Equity Income Fund                                                      57
--------------------------------------------------------------------------
Relative Value Fund                                                     60
--------------------------------------------------------------------------
Equity Index Fund                                                       63
--------------------------------------------------------------------------
Large Cap Core Equity Fund                                              67
--------------------------------------------------------------------------
Large Cap Growth Fund                                                   70
--------------------------------------------------------------------------
International Value Fund                                                75
--------------------------------------------------------------------------
Global Equity Fund                                                      79
--------------------------------------------------------------------------
International Growth Fund                                               84
--------------------------------------------------------------------------
MidCap Index Fund                                                       87
--------------------------------------------------------------------------
MidCap Core Equity Fund                                                 90
--------------------------------------------------------------------------
Small Cap Index Fund                                                    93
--------------------------------------------------------------------------
Small Cap Core Equity Fund                                              97
--------------------------------------------------------------------------
Science & Technology Fund                                              100
--------------------------------------------------------------------------
MicroCap Fund                                                          104
--------------------------------------------------------------------------
Types of Investment Risk                                               108
--------------------------------------------------------------------------
Investing With Firstar Funds                                           117
--------------------------------------------------------------------------
   Share Classes Available                                             117
--------------------------------------------------------------------------
   Shareholder Organizations                                           117
--------------------------------------------------------------------------
   Purchasing Shares                                                   118
--------------------------------------------------------------------------
   Redeeming Shares                                                    122
--------------------------------------------------------------------------
   Exchanging Shares                                                   124
--------------------------------------------------------------------------
   Additional Shareholder Services                                     124
--------------------------------------------------------------------------
Additional Information                                                 125
--------------------------------------------------------------------------
   Dividends, Capital Gains Distributions and Taxes                    125
--------------------------------------------------------------------------
   Management of the Funds                                             127
--------------------------------------------------------------------------
   Net Asset Value and Days of Operation                               132
--------------------------------------------------------------------------
Appendix                                                               134
--------------------------------------------------------------------------
   Financial Highlights                                                134
--------------------------------------------------------------------------

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Learn about each
Fund's Objective, Principal Investment Strategies, Principal risks, Performance and Expenses



 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Institutional Money Market Fund
Objective
[GRAPHIC]

The investment objective of the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

The Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year and the average annual return of the Fund's shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results.

Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

              Year-by-year total return as of 12/31 each year (%)

                             1990
                             1991
                             1992            3.58%
                             1993            2.90%
                             1994            4.08%
                             1995            5.81%
                             1996            5.26%
                             1997            5.39%
                             1998            5.38%
                             1999            4.94%

 .............................................................................. 1

 ................................................................................

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The Institutional Money Market Fund's total return for the nine-month period ended September 30, 2000 was 4.52%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95 1.46%
Worst Quarter:  Q 2 '93 0.70%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99
--------------------------------------------------------------------------------

                                                         Since inception
                                 1 Year 5 Years 10 Years (April 26, 1991)
-------------------------------------------------------------------------
Institutional Money Market Fund   4.94%  5.35%    --           4.72%
-------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the Institutional Money Market Fund was 5.54% and without giving effect to fee waivers was 5.29%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Institutional Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Institutional Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)              None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                  None
Redemption Fees                                   None/1/
Exchange Fees                                     None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees (before waivers)/2/                0.49%
Distribution and Service (12b-1) Fees              None
Other Expenses (before waivers)/3/                 0.36%
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                          0.85%
Fee Waiver and Expense Reimbursements/4/          (0.46)%
                                                  -------
Net Annual Fund Operating Expenses/4/              0.39%
                                                  =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Institutional
  Money Market Fund is 0.28% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Institutional Money Market Fund currently are 0.11% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Shares of the Institutional Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.39% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Institutional Money Market Fund   $40   $2,301   $435    $1,028
----------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.

Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.
 .............................................................................. 3

 ................................................................................

[LOGO OF FIRSTAR]

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Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

Institutional Shares of the Tax-Exempt Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's
Retail A shares from year to year and the average annual returns of the Fund's Retail A shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------




                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990            5.48%
                             1991            4.24%
                             1992            2.64%
                             1993            2.06%
                             1994            2.49%
                             1995            3.44%
                             1996            3.06%
                             1997            3.13%
                             1998            2.97%
                             1999            2.58%


The Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 2.52%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '89 1.58%
Worst Quarter:  Q 1 '94 0.50%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                1 Year 5 Years 10 Years
-------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                2.58%   3.03%   3.20%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Tax-Exempt Money Market Fund was 3.66% and without giving effect to fee waivers was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 .............................................................................. 5

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--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees                                 0.50%
Distribution and Service (12b-1) Fees            None
Other Expenses (before waivers)/2/              0.43%
                                               ------
Total Annual Fund Operating Expenses
 (before waivers)                               0.93%
Fee Waivers and Expense Reimbursements/3/      (0.14)%
                                               ------
Net Annual Fund Operating Expenses/3/           0.79%
                                               ======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Institutional Shares            $81    $336    $611    $1,397

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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Ohio Tax-Exempt Money Market Fund
Objective
[GRAPHIC]

The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Examples of Ohio Municipal Securities
 .tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 .bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 .municipal commercial paper and other short-term notes
 .variable rate demand notes
 .municipal bonds and leases
 .participation interests in any of the above

The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.

Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

Variable Rate Demand Notes
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.
 .............................................................................. 7

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Temporary Investments
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to federal regular income tax.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the State or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.

The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:
1. the availability of tax and other revenues;
2. economic, political and demographic conditions within the state or region of the state; and
3. the underlying fiscal condition of the state, its counties, municipalities and school districts.

See the Additional Statement for additional information regarding Ohio state-specific risks.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (a "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Predecessor Stellar Fund did not offer Institutional shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of the other class shown would be substantially similar to that of the Institutional Class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998            2.85%
                             1999            2.69%



The Ohio Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 2.49%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '98 0.78%
Worst Quarter:  Q 2 '99 0.62%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                      Since inception
                          1 Year    5 Years 10 Years (December 2, 1997)
-----------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Retail A Shares             2.69%    --      --           2.77%
-----------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the
Ohio Tax-Exempt Money Market Fund was 3.52%, and without giving effect to fee waivers was 3.20%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Retail A Shares of the Ohio Tax-Exempt Money Market Fund.
 .............................................................................. 9

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/             0.50%
Distribution and Service (12b-1) Fees           None
Other Expenses (before waivers)/3/              0.63%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               1.13%
Fee Waivers and Expense Reimbursements/4/      (0.34)%
                                               -------
Net Annual Fund Operating Expenses/4/           0.79%
                                               =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Ohio Tax-Exempt
  Money Market Fund is 0.34% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax-Exempt Money Market Fund currently are 0.45% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating
  Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Institutional Shares                 $81    $379    $699    $1,606

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

U.S. Government Money Market Fund

Objective
[GRAPHIC]

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The U.S. Government Money Market Fund invests in short term dollar denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

Even though the U.S. Government Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

There can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

Institutional Shares of the U.S. Government Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A shares from year to year and the average annual return of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


 ............................................................................. 11

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990            7.71%
                             1991            5.56%
                             1992            3.30%
                             1993            2.61%
                             1994            3.76%
                             1995            5.39%
                             1996            4.92%
                             1997            4.97%
                             1998            4.95%
                             1999            4.41%


The U.S. Government Money Market Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 4.12%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '89 2.24%
Worst Quarter:  Q 2 '93 0.63%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                       1 Year 5 Years 10 Years
--------------------------------------------------------------
U.S. Government Money Market Fund --
 Retail A Shares                       4.41%   4.92%   4.75%
--------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the U.S. Government Money Market Fund was 4.66% and without giving effect to fee waivers was 4.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the U.S. Government Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Institutional Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/             0.50%
Distribution and Service (12b-1) fees           None
Other Expenses (before waivers)/3/              0.66%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               1.16%
Fee Waivers and Expense Reimbursements/4/      (0.37)%
                                               -------
Net Annual Fund Operating Expenses/4/           0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the U.S. Government
  Money Market Fund is 0.31% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds-- Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market Fund currently are 0.48% of the Fund's average daily net assets.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
U.S. Government Money Market Fund -
 Institutional Shares                 $81    $385    $712    $1,637
--------------------------------------------------------------------

 ............................................................................. 13

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

U.S. Treasury Money Market Fund

Objective
[GRAPHIC]

The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

Even though the U.S. Treasury Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year and the average annual returns of the Fund's Institutional Shares.

On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a
portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (a "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Firstar Stellar Treasury Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998            4.77%
                             1999            4.22%



The U.S. Treasury Money Market Fund's total return for Institutional Shares for the nine-month period ending September 30, 2000 was 3.93%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '97 1.24%
Worst Quarter:   Q2 '99 0.98%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Institutional Shares)
--------------------------------------------------------------------------------

                                                            Since inception
                                    1 Year 5 Years 10 Years (March 25, 1997)
----------------------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Institutional Shares               4.22%    --      --          4.62%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Institutional Shares of the U.S. Treasury Money Market Fund was 4.13%, and without giving effect to fee waivers was 4.13%. Figures reflect past performance. Yields will vary. You may call 1-800-677-Fund to obtain the current 7-day yield of Institutional Shares of the Fund.
 ............................................................................. 15

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Institutional Shares
----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                      None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                      None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                                  None
Redemption Fees                                           None/1/
Exchange Fees                                             None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                       Institutional Shares
---------------------------------------------------------------------------
Management Fees                                               0.44%
Distribution and Service (12b-1)
 Fees                                                          None
Other Expenses (before waivers)/2/                            0.39%
                                                             -------
Total Annual Fund Operating Expenses (before waivers)         0.83%
Fee Waivers and Expense
 Reimbursements/3/                                           (0.04)%
                                                             -------
Net Annual Fund Operating
 Expenses/3/                                                  0.79%
                                                             =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market Fund currently are 0.35% of the Fund's average daily net assets.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Treasury Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Institutional Shares               $81    $261    $456    $1,021

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund

Objectives
[GRAPHIC]


The investment objective of the Short-Term Bond Fund (formerly Short-Term Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index (the "Lehman 1-3 Index").

The investment objective of the Intermediate Bond Fund (formerly Intermediate Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Intermediate Index").

The investment objective of the Bond IMMDEX(TM) Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the "Lehman Index").

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

                              Duration Defined:

"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

                                For Example

The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.

On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.

Principal Investment Strategies
[GRAPHIC]
The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Fund; more than three years but less than ten for the Intermediate Bond Fund; and more than five years for the Bond IMMDEX(TM) Fund during normal market conditions.

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65% of total assets in the following types of debt securities:

 .U.S. government   .U.S. government
 .Stripped U.S.      agencies
 government        .Corporate
 .Collateralized    .Medium-term
 mortgage           notes
 obligations       .Eurobonds
 .Asset-backed
 and mortgage-
 backed
 obligations
 ............................................................................. 17

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Investment Grade Securities are:
securities rated in the highest 4 categories by S&P, Moody's or another nationally recognized rating agency.

Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.

Description of Bond Indices
The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:
 .U.S. Treasury securities
 .U.S. government agency securities
 .U.S. dollar denominated debt of certain foreign sovereign or supranational entities
 .investment-grade corporate debt obligations

The indices require that investment-grade corporate debt obligations must:
 .be fixed-rate debt (as opposed to variable-rate debt);
 .have at least one year until maturity;
 .have a minimum outstanding par value of $100 million
 .have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch IBCA.

The indices also require the following maturities for each debt obligation:

--------------------------------------------------------------------------------

Index                Length of Maturity
--------------------------------------------------------------------------
Lehman 1-3 Index     From one to three years remaining until maturity

Lehman Intermediate
 Index               From one to 10 years remaining until maturity

Lehman Index         From one to 30 years or more remaining until maturity

--------------------------------------------------------------------------------

The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1999.

--------------------------------------------------------------------------------

                           Bond Issues Dollar Value
----------------------------------------------------
Lehman 1-3 Index              1,059    $ 974 billion

Lehman Intermediate Index     3,406    $2.6 trillion

Lehman Index                  4,829    $3.6 trillion

--------------------------------------------------------------------------------
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Retail A Shares from year to year; and (b) how the average annual returns of a Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.

 ............................................................................. 19

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------



                                    [GRAPH]

     Year-by year total return as of 12/31 each year (%) (Retail Shares)

           Short-Term Bond Fund        Intermediate Bond        Bond IMMDEX

1990              7.62%                                             8.22%
1991             13.51%                                            16.58%
1992              6.86%                                             7.56%
1993              6.47%                                            10.96%
1994              0.93%                     (2.09)%               (3.06)%
1995             10.47%                      14.99%                19.28%
1996              4.73%                       3.81%                 2.79%
1997              6.13%                       7.07%                 9.16%
1998              6.31%                       7.64%                 8.94%
1999              3.11%                       0.75%               (1.64)%


The Short-Term Bond Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 5.25%.

The Intermediate Bond Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 6.04%.

The Bond IMMDEX(TM) Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 7.01%.

--------------------------------------------------------------------------------

                   Short-Term     Intermediate Bond      Bond
                Bond Market Fund     Market Fund    IMMDEX(TM) Fund
-------------------------------------------------------------------
Best Quarter:    Q 4  '91   4.18%  Q 2  '95   4.96% Q 2  '95  6.58%
Worst Quarter:   Q 1  '94  -0.45%  Q 1  '94  -2.04% Q 1  '94 -2.90%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                      Since Inception
                              1 Year 5 Years 10 Years (inception date)
-----------------------------------------------------------------------
Short-Term Bond Fund -
 Retail A Shares               3.11%  6.12%   6.56%         --

Lehman Brothers 1-3 Year
Government/Credit Bond Index   3.15%  6.55%   6.64%         --

Intermediate Bond Fund -
 Retail A Shares               0.75%  6.75%     --         5.71%
                                                      (January 5, 1993)

Lehman Brothers Intermediate
Government/Credit Bond Index   0.39%  7.10%     --         5.94%
                                                      (January 5, 1993)

Bond IMMDEX(TM) Fund -
 Retail A Shares              -1.64%  7.48%   7.67%         --

Lehman Brothers
Government/Credit Bond Index  -2.15%  7.61%   7.65%         --

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Each of the Lehman Brothers 1-3 Year Government/Credit Bond Index, Intermediate Government/Credit Bond Index and Government/Credit Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Government/Credit Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund.

Shareholder Fee (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Short-Term Intermediate Bond IMMDEX(TM)
                                                  Bond Fund   Bond Fund        Fund
-----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 None        None          None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                 None        None          None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                     None        None          None
Redemption Fees                                      None/1/     None/1/       None/1/
Exchange Fees                                        None        None          None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                       Short-Term  Intermediate Bond IMMDEX(TM)
                                       Bond Fund    Bond Fund        Fund
-------------------------------------------------------------------------------
Management Fees (before waivers)         0.60%/2/     0.50%/2/       0.30%
Distribution and Service (12b-1) Fees     None         None          None
Other Expenses/3/                        0.52%        0.45%          0.43%
                                        -------      -------         -----
Total Annual Fund Operating Expenses
 (before waivers)                        1.12%        0.95%          0.73%
Fee Waivers and Expense
 Reimbursements/4/                      (0.27)%      (0.10)%           --
                                        -------      -------         -----
Net Annual Fund Operating Expenses/4/    0.85%        0.85%          0.73%
                                        =======      =======         =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fees of the Short-Term
  Bond Fund and Intermediate Bond Fund are 0.33% and 0.40% of the respective Fund's average daily net assets.
 ............................................................................. 21

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--------------------------------------------------------------------------------


3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of each Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for the Y Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.85%, 0.85% and 0.73%, respectively of each Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------
Short-Term Bond Fund - Y Shares     $87    $329    $591    $1,336
Intermediate Bond Fund - Y Shares    87     293     515     1,156
Bond IMMDEX(TM) - Y Shares           75     233     406       906

--------------------------------------------------------------------------------



---------------------------------------------------------------------
U.S. Government Securities
Fund

Objective
[GRAPHIC]


The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Certain securities in which the Fund invests pose additional risks. The Statement of Additional Statement (the "Additional Statement") describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the agreement.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 2, 1988 as the Mercantile U.S. Government Securities Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If the fee waivers were not in place, the Fund's performance would be reduced.
 ............................................................................. 23

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--------------------------------------------------------------------------------



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995           14.87%
                             1996            3.09%
                             1997            6.27%
                             1998            6.44%
                             1999            0.77%



The U.S. Government Securities Fund's total return for Y Shares for the nine-month period ended September 30, 2000 was 5.74%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95  5.39%
Worst Quarter:  Q 1 '96 -0.93%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                                           Since Inception
                                   1 Year 5 Years 10 Years (Inception date)
---------------------------------------------------------------------------
U.S. Government Securities Fund -
 Y Shares                          0.77%   6.18%    --          5.42%
                                                            (June 7, 1994)
Lehman Brothers Intermediate
 Government Bond Index             0.49%   6.93%    --          6.31%
                                                            (May 31, 1994)
---------------------------------------------------------------------------

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. Government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the U.S. Government Securities Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.60%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.48%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.08%
Fee Waivers and Expense Reimbursements/4/        (0.10%)
                                                 -------
Net Annual Fund Operating Expenses/4/             0.98%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the U.S. Government
  Securities Fund is 0.50% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the U.S. Government Securities Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.98% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------
U.S. Government Securities Fund -
 Y Shares                           $100   $333    $585    $1,307

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Aggregate Bond Fund

Objective
[GRAPHIC]

The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Fund also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal
 ............................................................................. 25

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.
 ................................................................................

26
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Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began investment operations on June 15, 1988 as the Mercantile Government & Corporate Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If those fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1995           16.61%
                             1996            1.83%
                             1997            8.24%
                             1998            8.67%
                             1999          (2.06)%



The Aggregate Bond Fund's total return for Y Shares for the nine-month period ended September 30, 2000 was 6.77%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '95  5.60%
Worst Quarter:  Q 1 '96 -2.79%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                                         Since Inception
                                1 Year 5 Years 10 Years  (Inception date)
---------------------------------------------------------------------------
Aggregate Bond Fund -
 Y Shares                       -2.06%  6.47%    --           4.86%
                                                         (January 3, 1994)
Lehman Brothers Aggregate Bond
 Index                          -0.82%  7.73%    --           5.88%
                                                        (December 31, 1993)

--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 27
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Fees and Expenses of the Fund
{GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Aggregate Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.50%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.49%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.99%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.93%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Aggregate Bond
  Fund is 0.44% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Aggregate Bond Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Aggregate Bond Fund - Y Shares   $95    $309    $541    $1,207

--------------------------------------------------------------------------------
 ................................................................................

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Strategic Income Fund

Objective
[GRAPHIC]

The investment objective of the Strategic Income Fund is to generate high current income. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund's investment categories:
1.U.S. government & corporate fixed-income securities
2.International securities
3.Real estate investment trusts
4.Domestic equity securities
5.Money market securities
6.Mortgage and asset-backed securities

The Fund attempts to achieve its investment goal by investing its assets in a core group of securities as shown in the box to the right. The Adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the Fund invests approximately 40% of its assets in short to long-term, investment grade U.S. government and corporate fixed-income securities (category 1). The Fund invests between 0% to 20% of its assets in each of the other categories (categories 2 through 6). Overall, the Fund will have at least 65% of its assets invested in securities that produce income.

To aid in selecting securities, the Adviser will use the following techniques:
 .fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
 .use of ratings assigned by nationally recognized statistical rating organizations (when needed);
 .credit research;
 .review of issuers' historical performance;
 .examination of issuers' dividend growth record;
 .consideration of market trends; and
 .hedging through the use of options and futures.

Domestic Fixed-Income Securities
As noted above, the Fund will invest in domestic corporate debt obligations, obligations of the United States, and notes, bonds and discount notes of U.S. government agencies or instrumentalities. The Adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the Adviser must consider them to be of similar quality to the rated securities before the Fund may invest in them.

U.S. Government Securities
The Fund may invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities.

International Securities
The Fund may invest in international securities (including other investment companies that invest primarily in international securities). The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depository Receipts or International Depository Receipts (ADRs or IDRs). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the Fund may invest in them.
 ............................................................................. 29
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Real Estate Investment Trusts
A REIT (real estate investment trust) is a managed portfolio of real estate investments.

The Fund may invest in equity or mortgage REITs that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

Domestic Equity Securities
The Fund's domestic equity securities consist of high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The Fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

Money Market Instruments
The Fund may invest in U.S. and foreign short-term money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of comparable quality to the other obligations in which the Fund may invest.

Mortgage and Asset-Backed Securities
The Fund may invest in mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund is also subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security)
later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the
Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in
 ................................................................................

30
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interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.

The Fund is also subject to portfolio turnover risk. The Fund purchases and sells securities to capture dividends on particular securities. The Fund will purchase a security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend. The Fund will then sell the security after the ex-dividend date. This practice could result in the Fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the Fund.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Stellar Strategic Income Fund (the "Predecessor Stellar Fund") a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was
reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc., and each of Mercantile Mutual
Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer Y Shares. The performance set forth below is based on the performance of a different class of the Predecessor
Stellar Fund (Retail B Shares). The
 ............................................................................. 31
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performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The Fund's Retail A Shares commenced operations on March 31, 2000.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.



     Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995    13.24%
                                1996     5.29%
                                1997     9.49%
                                1998   (3.19)%
                                1999   (5.80)%


The Strategic Income Fund's total return for Retail B Shares for the nine-month period ended September 30, 2000 was 9.58%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '97  4.59%
Worst Quarter:  Q 1 '99 -2.72%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail B Shares)
--------------------------------------------------------------------------------

                                                              Since inception
                                    1 Year 5 Years 10 Years (December 12, 1994)
-------------------------------------------------------------------------------
Strategic Income Fund -
 Retail B Shares                    -5.80%  3.55%    --            3.78%

Lehman Brothers Government/ Credit
 Bond Index                         -2.15%  7.61%    --            7.66%

--------------------------------------------------------------------------------

The Lehman Brothers Government/Credit Bond Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

 ................................................................................

32
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                                                               [LOGO OF FIRSTAR]

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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.95%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.54%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.49%
Fee Waivers and Expense Reimbursements/4/        (0.04)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.45%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Strategic
  Income Fund is 0.91% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Strategic Income Fund until October
  31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.45% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Strategic Income Fund - Y Shares   $148   $467    $809    $1,776

--------------------------------------------------------------------------------
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Tax-Exempt Intermediate Bond Fund
Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:
 .investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency)
 .unrated at the time of purchase but determined to be of comparable quality by the Adviser
 .municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's
 .tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.


 ................................................................................

34
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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994          (1.73)%
                             1995           10.26%
                             1996            3.53%
                             1997            5.79%
                             1998            5.01%
                             1999            0.15%



The Tax-Exempt Intermediate Bond Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 3.72%.

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '95  3.88%
Worst Quarter:  Q 1 '94 -2.75%
------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                        1                     Since Inception
                                      Year  5 Years 10 Years (February 8, 1993)
-------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
 Retail A Shares                      0.15%  4.90%    --           4.22%

Lehman Brothers 5-Year General
 Obligation Bond Index                0.71%  5.81%    --           5.03%

--------------------------------------------------------------------------------
 ............................................................................. 35

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Lehman Brothers 5-year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y shares of the Tax-Exempt Intermediate Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------
Management Fees (before waivers)/2/                 0.50%
Distribution and Service (12b-1) Fees                None
Other Expenses/3/                                   0.61%
                                                   ------
Total Annual Operating Expenses (before waivers)    1.11%
Fee Waivers and Expense Reimbursements/4/          (0.11)%
                                                   ------
Net Annual Fund Operating Expenses/4/               1.00%
                                                   ======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Tax-Exempt Intermediate Bond Fund is 0.39% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Tax-Exempt Intermediate Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
 Y Shares                             $102   $342    $601    $1,342
--------------------------------------------------------------------

Missouri Tax-Exempt Bond Fund
Objective
[GRAPHIC]

The investment objective of the Missouri Tax-Exempt Bond Fund is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

What Are Municipal Securities? State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

Average Weighted Maturity gives you the average time until all debt obligations, including municipal securities, in the Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by the Fund with each maturity "weighted" according to the percentage of assets which it represents.


The Fund normally invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, and at least 65% of its total assets in Missouri municipal securities, which are securities issued by the State of Missouri and other government issuers and that pay interest which is exempt from both federal income tax and Missouri state income tax.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds, together with any investments in taxable obligations, will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity.
 ............................................................................. 37

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as Standard & Poor's or Moody's, or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk, prepayment risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation paid by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Missouri state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by entities located in the state of Missouri and the interest on which is paid solely from revenues of similar projects. Missouri's economy is largely comprised of services, manufacturing (primarily defense, transportation and other durable goods), wholesale and retail trade, and state and local government. The exposure to these industries leaves Missouri vulnerable to an economic slowdown associated with the business cycles of such industries. Because defense-related business plays an important role in Missouri's economy, declining defense appropriations, military base closings in Missouri and federal downsizing also may continue to have an adverse impact on the State. From time to time, Missouri's political subdivisions have encountered financial difficulties.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the 1940 Act, subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[CHART]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on July 15, 1988 as the Mercantile Missouri Tax-Exempt Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio did not offer Y Shares. The performance of the other class would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ merely to the extent that the classes do not have the same expenses.

The Predecessor Mercantile Portfolio commenced operations on July 15, 1988 as a separate investment portfolio (the "Predecessor ARCH Portfolio") of The ARCH Tax-Exempt Trust. On October 2, 1995, the Predecessor ARCH Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to that reorganization, the Predecessor ARCH Portfolio offered and sold shares that were similar to the Fund's Institutional Shares. Total returns for periods prior to October 2, 1995 reflect the performance of Institutional Shares of the Predecessor ARCH Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1991           11.52%
                             1992            8.75%
                             1993           11.63%
                             1994          (5.78)%
                             1995           16.89%
                             1996            2.90%
                             1997            8.08%
                             1998            5.11%
                             1999            3.08%


The Missouri Tax-Exempt Bond Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 6.17%.

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '95  7.53%
Worst Quarter:  Q 1 '94 -5.61%

--------------------------------------------------------------------------------

 ............................................................................. 39

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                            Since inception
                                  1 Year 5 Years 10 Years  (inception date)
------------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -
 Retail A Shares                  -3.08%  5.78%    --            6.24%
                                                          (September 28, 1990)

Lehman Brothers Municipal Bond
 Index                            -2.06%  6.91%    --            5.91%
                                                          (September 30, 1990)

--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a widely-recognized unmanaged index that tracks the performance of municipal bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Missouri Tax-Exempt Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.45%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.52%
                                          -----
Total Annual Fund Operating Expenses/3/   0.97%
                                          =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y shares of the Missouri Tax-Exempt Bond Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 0.97% of the Fund's average daily net assets for the current fiscal year. These fee waiver and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -
 Y Shares                          $99    $309    $536    $1,190
-----------------------------------------------------------------

--------------------------------------------------------------------------------
National Municipal Bond Fund

Objective
[GRAPHIC]

The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

 ............................................................................. 41

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began investment operations on November 18, 1996 as the Mercantile National Municipal Bond Portfolio, a separate portfolio of
Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On
November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Mutual Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and
Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio did not offer a share class corresponding to Y Shares. The performance of the other
Class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.




     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995
                                1996
                                1997     9.94%
                                1998     5.94%
                                1999   (4.33)%


The National Municipal Bond Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 7.24%.

------------------------------
Best Quarter:    Q3 '97  3.72%
Worst Quarter:   Q2 '99 -2.76%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                           Since Inception
                                 1 Year  5 Years 10 Years  (Inception date)
-----------------------------------------------------------------------------
National Municipal Bond Fund -
 Retail A Shares                 -4.33%    --      --            3.63%
                                                          (November 18, 1996)
Lehman Brothers Municipal
 Bond Index-10 Year              -1.25%    --      --            4.53%
                                                          (November 30, 1996)

--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 43

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the National Municipal Bond Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.55%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.46%
                                          -----
Total Annual Fund Operating Expenses/3/   1.01%
                                          =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
 Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
  Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the National Municipal Bond Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.01% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                         1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------
National Municipal Bond Fund - Y Shares   $103   $322    $558    $1,236

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Balanced Income Fund

Objective
[GRAPHIC]

The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund-Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

--------------------------------------------------------------------------------

Equity
 Securities      50% (no less than 20%, no more than 60%)

Fixed Income
 Securities      50% (no less than 40%)

--------------------------------------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Adviser looks for companies with attractive fundamental financial characteristics such as:
1.low debt
2.high return on equity
3.consistent revenue and earnings per share growth over the prior three to five years

The Fund primarily invests in common stock of domestic companies the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." The Adviser also generally looks for companies with stock market capitalizations over $750 million. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share.

The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.
 ............................................................................. 45

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Fixed Income
The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and            .Money market instruments
 mortgage-backed
 obligations
 .U.S. government

Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.




Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990     4.54%
                                1991    31.92%
                                1992     8.74%
                                1993     8.60%
                                1994    -2.00%
                                1995    25.41%
                                1996    17.71%
                                1997    22.77%
                                1998    16.52%
                                1999     1.14%


The Balanced Income Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 6.65%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '97 10.34%
Worst Quarter:  Q 3 '90 -5.49%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                            1 Year 5 Years 10 Years
---------------------------------------------------
Balanced Income Fund -
 Retail A Shares             1.14% 16.48%   13.09%

S&P 500 Index               21.04% 28.86%   18.21%

Lipper Balanced Fund Index   8.98% 16.33%   12.26%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market
 ............................................................................. 47

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by Firstar Investment Research & Management Company, LLC ("FIRMCO"), which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Balanced Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.58%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.33%
Fee Waivers and Expense Reimbursements/4/        (0.11)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.22%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Balanced Income
  Fund is 0.64% of the Fund's average daily net assets.
3 Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Balanced Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
 Balanced Income Fund - Y Shares  $124   $411    $718    $1,592
----------------------------------------------------------------

--------------------------------------------------------------------------------
Balanced Growth Fund
Objective
[GRAPHIC]

The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Credit Bond Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund - Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

Investment Policy
--------------------------------------------------------------------------------

Fixed Income       at least 25%

Equity Securities  at least 50% (no more than 65%)

--------------------------------------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities
The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 45 for examples of these characteristics). The Adviser also generally looks for companies with stock market
 ............................................................................. 49

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.

The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income
The Fund may purchase the following types of fixed income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and            .Money market instruments
 mortgage-backed
 obligations
 .U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment-grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.




      Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993     8.24%
                                1994   (4.27)%
                                1995    26.23%
                                1996    12.31%
                                1997    17.22%
                                1998    16.20%
                                1999     4.02%


The Balanced Growth Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 11.88%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98 14.02%
Worst Quarter:  Q 3 '98 -8.04%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                    Since Inception
                            1 Year 5 Years 10 Years (March 30, 1992)
--------------------------------------------------------------------
Balanced Growth Fund -
 Retail A Shares             4.02% 14.97%    --          11.33%

S&P 500 Index               21.04% 28.86%    --          20.78%

Lipper Balanced Fund Index   8.98% 16.33%    --          12.52%

--------------------------------------------------------------------------------

 ............................................................................. 51

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Balanced Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.52%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.27%
Fee Waivers and Expense Reimbursements/4/        (0.05%)
                                                 -------
Net Annual Fund Operating Expenses/4/             1.22%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee for the Balanced
  Growth Fund is 0.70% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Balanced Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------
                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Balanced Growth Fund - Y Shares   $124   $398    $692    $1,529
----------------------------------------------------------------

--------------------------------------------------------------------------------
Growth & Income Fund
Objective
[GRAPHIC]

The investment objective of the Growth & Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks
The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend-paying securities.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium- to Large-Sized Companies
The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 45 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.
 ............................................................................. 53

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

54
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     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990   (0.28)%
                                1991    22.22%
                                1992     5.48%
                                1993     6.64%
                                1994     0.14%
                                1995    34.53%
                                1996    24.70%
                                1997    33.23%
                                1998    22.44%
                                1999     2.75%


The Growth & Income Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 8.53%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '98 17.70%
Worst Quarter:   Q3 '99 -9.30%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                         1 Year 5 Years 10 Years
------------------------------------------------
Growth & Income Fund -
 Retail A Shares          2.75% 22.97%   14.46%

S&P 500 Index            21.04% 28.56%   18.21%

Custom Index             16.88% 25.75%   16.79%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Custom Index is comprised of 50% of returns of the S&P 500 index and 50% of returns of the S&P BARRA Value Index. The S&P BARRA Value Index is an unmanaged market capitalization weighted index consisting of approximately 50% of the stocks in the S&P 500 index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Growth & Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.75%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.44%
                                          -----
Total Annual Fund Operating Expenses/3/   1.19%
                                          =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Growth & Income Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Growth & Income Fund - Y Shares   $121   $378    $654    $1,443

--------------------------------------------------------------------------------
 ................................................................................

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Equity Income Fund
Objective
[GRAPHIC]

The investment objective of the Equity Income Fund is to seek to provide an above-average level of income consistent with long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of outstanding shares.

The Fund invests primarily in
the common stocks of value
companies with large market
capitalizations (generally,
$5 billion or higher). In
selecting these stocks, the
Adviser evaluates a number of
quantitative factors,
including dividend yield,
current and future earnings
potential compared to stock
prices and total return
potential. The
Adviser also examines other measures of valuation, including cash flow, asset value and book value.

Value stocks are those that appear to be underpriced based on valuation measures, such as lower price-to-earnings and price-to-book value ratios.

Under normal market
conditions, the Fund invests
at least 65% of its total
assets in income-producing
(dividend-paying) equity
securities, primarily common
stocks. These stocks
generally will be listed on a
national stock exchange or
will be unlisted stocks with
established over-the-counter
markets. Many such stocks may offer above-average dividend yields, with corresponding above-average levels of income, in each case as compared to the S&P 500 Index.

The Fund may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to market sector risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's
Y Shares from year to year; and (b) how the average annual returns of the
Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on February 27, 1997 as the Mercantile Equity Income Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of
 ............................................................................. 57
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--------------------------------------------------------------------------------

reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Fund (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of the corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the period as shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998           10.82%
                             1999          (2.85)%



The Equity Income Fund's total return for Y Shares for the nine-month period ended September 30, 2000 was 5.00%.

--------------------------------------------------------------------------------

Best Quarter:   Q 1 '98 11.90%
Worst Quarter:  Q 3 '98 -8.75%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                                   Since inception
                          1 Year 5 Years 10 Years  (inception date)
---------------------------------------------------------------------
Equity Income Fund -
 Y Shares                 -2.85%   --      --           9.99%
                                                  (February 27, 1997)

Russell 1000 Value Index   7.35%   --      --           17.41%
                                                  (February 28, 1997)

S&P BARRA Value Index     12.72%   --      --           17.87%
                                                  (February 28, 1997)

--------------------------------------------------------------------------------

The Russell 1000 Value Index is a widely-recognized unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies as ranked by total market capitalization. The comparative index for the Equity Income Fund has been changed from the Russell 1000 Value Index to the S&P BARRA Value Index. The S&P BARRA Value Index, an unmanaged
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

capitalization weighted index, is a more widely-recognized index which represents the value components of the market capitalizations reflected in the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Equity Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.53%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.28%
Fee Waivers and Expense Reimbursements/4/        (0.03)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.25%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Equity Income
  Fund is 0.72% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Equity Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.25% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------
Equity Income Fund - Y Shares   $127   $403    $699    $1,543

--------------------------------------------------------------------------------
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Relative Value Fund
Objective
[GRAPHIC]

The investment objective of the Relative Value Fund is to obtain the highest total return from a combination of income and capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

To achieve its objective, the Fund invests primarily in common stocks. The stocks in which the Fund may invest include stocks that the Adviser believes represent the best values within each industry sector. In the Adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks, which to a limited extent may include stocks of foreign issuers. To obtain income, the Fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms. In this manner, the Fund will attempt to obtain the highest total return that it can within the constraints of its investment policies and restrictions.

The Adviser uses traditional research techniques when choosing which stocks to invest in. The Adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The Adviser considers the following "value" characteristics when using this research technique:
 .price/earnings ratios,
 .dividend yield,
 .book value,
 .assets to liabilities ratio,
 .management ownership,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The Adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The Adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The Adviser also considers other factors such as product position or market share.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent that the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the
 ................................................................................

60
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performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market movements and may be leveraged.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on June 5, 1991 as the Firstar Stellar Relative Value Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund. The Predecessor Stellar Fund did not offer a share class corresponding to Y Shares. The performance of the other class shown would be substantially similar to that of the Y Class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

 ............................................................................. 61
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     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992    11.19%
                                1993    13.73%
                                1994   (2.03)%
                                1995    35.69%
                                1996    26.45%
                                1997    32.20%
                                1998    18.25%
                                1999     6.96%


The Relative Value Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was -3.21%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  21.33%
Worst Quarter:  Q 3 '98 -12.29%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                        Since inception
                                1 Year 5 Years 10 Years (inception date)
------------------------------------------------------------------------
Relative Value Fund -
 Retail A Shares                 6.96% 23.46%    --          16.11%
                                                         (June 5, 1991)

S&P 500 Index                   21.04% 28.56%    --          19.44%
                                                         (June 5, 1991)

Lipper Growth & Income Average  11.23% 22.56%    --          16.09%
                                                         (June 5, 1991)
------------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Growth & Income Average is composed of the 30 largest mutual funds whose primary objective combines growth-of-earnings and dividend income. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold
Y Shares of the Relative Value Fund.
 ................................................................................

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Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.75%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.47%
                                          -----
Total Annual Fund Operating Expenses/3/   1.22%
                                          =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Relative Value Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Relative Value Fund - Y Shares   $124   $387    $670    $1,477
---------------------------------------------------------------

--------------------------------------------------------------------------------
Equity Index Fund

Objective
[GRAPHIC]

The investment objective of the Equity Index Fund is to seek returns, before
Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.
 ............................................................................. 63
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Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may under-perform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).
 ................................................................................

64
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If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
 .lower prices, or
 .losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ............................................................................. 65
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     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990   (3.29)%
                                1991    29.96%
                                1992     6.97%
                                1993     9.11%
                                1994     1.02%
                                1995    36.65%
                                1996    22.35%
                                1997    32.29%
                                1998    28.40%
                                1999    20.10%


The Equity Index Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was -1.71%.

--------------------------------------------------------------------------------

Best Quarter:   Q4 '98  21.44%
Worst Quarter:  Q3 '90 -13.60%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                     1 Year 5 Years 10 Years
--------------------------------------------
Equity Index Fund -
 Retail A Shares     20.10% 27.81%   17.59%

S&P 500 Index        21.04% 28.56%   18.21%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Equity Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

 ................................................................................

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.25%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.42%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.67%
Fee Waiver and Expense Reimbursements/4/         (0.05)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.62%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Equity Index
  Fund is 0.20% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Equity Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.62% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------
Equity Index Fund - Y Shares   $63    $209    $368     $830
-------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Core Equity Fund


Objective
[GRAPHIC]

The Large Cap Core Equity Fund (formerly Growth Fund) seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Equity Securities
During normal market conditions, the Fund invests at least 65% of total assets in equity securities of large-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.
 ............................................................................. 67
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--------------------------------------------------------------------------------


Large-Sized Companies
The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 45 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected,
 ................................................................................

68
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--------------------------------------------------------------------------------

performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.




     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993     9.98%
                                1994   (5.34)%
                                1995    29.72%
                                1996    17.85%
                                1997    22.63%
                                1998    30.16%
                                1999    14.03%


The Large Cap Core Equity Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 9.69%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '98  23.97%
Worst Quarter:   Q3 '98 -11.18%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                       Since Inception
                               1 Year 5 Years 10 Years (Dec. 29, 1992)
----------------------------------------------------------------------
Large Cap Core Equity Fund -
 Retail A Shares               14.03% 22.71%    --         16.46%

S&P 500 Index                  21.04% 28.56%    --         21.53%

--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Large Cap Core Equity Fund.
 ............................................................................. 69
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--------------------------------------------------------------------------------


Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.75%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.44%
                                          -----
Total Annual Fund Operating Expenses/3/   1.19%
                                          =====

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Large Cap Core Equity Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Expense Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------
Large Cap Core Equity Fund - Y Shares   $121   $378    $654    $1,443
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Objective
[GRAPHIC]

The investment objective of the Large Cap Growth Fund is to maximize capital appreciation. This investment objective may be changed by the Board of
Directors without approval of Shareholders, although no change is currently anticipated.
 ................................................................................

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                                                              [LOGO OF FIRSTAR]

-------------------------------------------------------------------------------


Principal Investment Strategies
[GRAPHIC]

The Fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented large capitalization domestic equity securities. "Growth-oriented large capitalization" securities are securities of U.S. companies that have market capitalization of $1.5 billion or more and, based on traditional research techniques, the Fund's Adviser believes have earnings growth potential superior to the S&P 500. The Fund will maximize the amount of capital appreciation that it can within the constraints of its investment policies and restrictions.

The Adviser selects securities and attempts to maintain an acceptable level of risk largely through proprietary fundamental research and "bottom-up" stock selection. The Adviser considers the following factors when assessing a particular security:

What are "growth-oriented" securities? Securities of U.S. companies with market capitalization of $1.5 billion or greater that show superior growth in earnings and revenues.

 .price/earnings ratios,
 .historical and projected earnings growth rates, .historical sales growth rates,
 .historical return on equity,
 .market capitalization,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessment of the risk and volatility of the company's industry.

The Fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalization of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

To a limited degree, the Fund may also invest in: bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The
Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Convertible securities and obligations rated in the lowest of the
 ............................................................................ 71
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--------------------------------------------------------------------------------

top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market movements and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors.
 ................................................................................

72
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Firstar Stellar Growth Equity Fund, a separate portfolio of Firstar Stellar Funds (the "Predecessor Stellar Fund"). On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund. The Predecessor Stellar Fund did not offer Y Shares. The performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.




     Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995    27.37%
                                1996    23.35%
                                1997    25.28%
                                1998    28.05%
                                1999    25.42%


The Large Cap Growth Fund's total return for Retail B Shares for the six-month period ended September 30, 2000 was 4.46%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '98  23.49%
Worst Quarter:  Q 3 '98 -10.87%

--------------------------------------------------------------------------------
 ............................................................................. 73
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--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99 (Retail B Shares)
--------------------------------------------------------------------------------

                                  5              Since inception
                         1 Year Years  10 Years  (inception date)
-------------------------------------------------------------------
Large Cap Growth Fund -
 Retail B Shares         25.42% 25.88%   --           26.41%
                                                (December 12, 1994)
S&P 500 Index            21.04% 28.56%   --           28.58%
                                                (December 12, 1994)
S&P BARRA Growth Index   28.25% 33.64%   --           33.44%
                                                (November 30, 1994)
-------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P BARRA Growth Index, an unmanaged market capitalization weighted index, is replacing the S&P 500 as the Fund's performance benchmark. The S&P BARRA Growth Index is composed of the stocks in the S&P 500 with the highest valuations and, in the adviser's view, the greatest growth opportunities. This benchmark is more closely aligned to the management of the Large Cap Growth Fund, which seeks appreciation by investing primarily in fast growing large cap securities. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Large Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------
 ................................................................................

74
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--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                       Y Shares
---------------------------------------------------------------
Management Fees (before waivers)/2/                      0.95%
Distribution and Service (12b-1) Fees                     None
Other Expenses/3/                                        0.48%
                                                       -------
Total Annual Fund Operating Expenses (before waivers)    1.43%
Fee Waivers and Expenses Reimbursements/4/             (0.04)%
                                                       -------
Net Annual Fund Operating Expenses/4/                    1.39%
                                                       =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Large Cap
  Growth Fund is 0.91% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Large Cap Growth Fund until October
  31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.39% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Large Cap Growth Fund - Y Shares   $141   $448    $778    $1,709

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International Value Fund
Objective
[GRAPHIC]

The investment objective of the International Value Fund (formerly International Equity Fund) is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. Under normal market conditions, at least 80% of assets will be invested in three countries other than the U.S.

Principal Investment Strategies
[GRAPHIC]

Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.
 ............................................................................. 75

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
 .American Depository Receipts
 .European Depository Receipts
 .Global Depository Receipts, and
 .other depository receipts

American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in:
 .closed-end investment companies holding foreign securities
 .options on securities and securities indices
 .futures contracts and related options

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk. This is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If these service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Fund.




     Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995      4.27%
                                1996      4.70%
                                1997   (10.71)%
                                1998    (9.69)%
                                1999     29.72%


The International Value Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was -13.91%.

 ............................................................................. 77

 ................................................................................

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Best Quarter:    Q2 '99  14.87%
Worst Quarter:   Q3 '98 -21.10%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                                     Since Inception
                             1 Year 5 Years 10 Years (April 28, 1994)
---------------------------------------------------------------------
International Value Fund -
 Retail A Shares             29.72%  2.69%    --           1.58%

MSCI/EAFE Index              26.96% 12.83%    --          11.21%

--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI/EAFE") is a widely recognized unmanaged index composed of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the International Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               1.34%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.67%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         2.01%
Fee Waivers and Expense Reimbursements/4/        (0.19)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.82%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the International
  Value Fund is 1.15% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the International Value Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than
  1.82% of the Fund's average daily net assets for the current fiscal year.
  These fees waivers and/or expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
International Value Fund - Y Shares   $185   $611   $1,064   $2,318
--------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Equity Fund
Objective
[GRAPHIC]

The investment objective of the Global Equity Fund is to achieve long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

To achieve its investment goal, the Fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of non-U.S., U.S. and global issuers. As an operational policy, the Fund will likely invest substantially all of its assets in global and international equity funds, but may invest a small portion in individual foreign securities.

The Fund may purchase shares of both load and no-load funds, including those with a contingent deferred sales charge. However, the Fund anticipates that it will generally purchase no-load fund shares that do not charge a sales charge. The 1940 Act restricts the Fund's ability to purchase securities of another mutual fund, if as a result, the Fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

The Fund primarily invests in other global and international equity funds (i.e., funds that invest primarily in equity securities of companies located in 3 or more countries outside the U.S.)

The Adviser identifies and selects a varied portfolio of international and global equity funds which represent the greatest long-term capital growth potential based on the Adviser's analysis of many factors. For instance, the Adviser may look for international or global equity funds that invest primarily in emerging markets or funds that focus their investments on geographic regions.

Investing in non-U.S. securities provides you with 3 potential opportunities:
1. The opportunity to invest in foreign issuers believed by the adviser to have superior growth potential;
2. The opportunity to invest in foreign countries with economic policies or business cycles different from the U.S.; and
3. The opportunity to reduce portfolio volatility to the extent that the securities markets inside and outside the U.S. do not move in harmony.

Before investing in an international or global equity fund, the Adviser:


First: assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets by examining the opinions of various foreign market analysts.

Second: considers the expected returns and risks of the fund relative to the industries in which the fund invests. The Adviser considers whether the fund and the companies in which it invests have solid management, new product lines. The Adviser also performs a quantitative analysis by considering a company's price/earnings ratios and projected earnings.

 ............................................................................. 79
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--------------------------------------------------------------------------------

Third:
     involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services.

If, in the Adviser's view, the mutual fund meets these criteria, then the Adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The Adviser also considers the differences between the fund's and another mutual fund's investment restrictions when making any investment decisions.

Underlying Funds
The underlying international and global equity funds in which the Fund invests may have similar policies as the Fund, although this is not required. The underlying international equity funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks. The underlying global equity funds may invest a substantial portion of their total assets in equity securities of U.S. issuers.

Although the Fund is a diversified investment portfolio, it may invest in non-diversified mutual funds or in funds that invest a substantial portion of their assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The Fund intends to reduce these risks by holding shares of multiple funds.

The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may engage in short selling and in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The Fund will normally invest in open-end management investment companies, but may also invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds may trade at a market value that represents a premium, discount or spread to net asset value.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The Fund may invest up to 35% of the total assets in these securities to maintain liquidity. Short-term debt securities include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements
 .other short-term instruments

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to underlying funds risks. The Fund's performance directly relates to the performance of the funds in which it invests. This investment strategy also subjects the Fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly. By investing in the
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Investments in foreign securities are subject to foreign risks. Investing in foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may, via underlying funds, use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's investments in debt securities are subject to credit risk, interest rate risk and high-yield bond risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. High-yield bond risk involves the Fund's investment (via underlying funds) in high-yield bonds (generally referred to as junk bonds). Junk bonds are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired.

 ............................................................................. 81
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--------------------------------------------------------------------------------

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on December 3, 1997 as the Firstar Stellar International Equity Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer a share class corresponding to Y Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of this other class shown would be substantially similar to that of the Y Class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)
                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998            8.51%
                             1999           37.25%



The Global Equity Fund's total return for Y Shares for the nine-month period ended September 30, 2000 was -8.54%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '99 25.23%
Worst Quarter:  Q 3 '98 15.65%

--------------------------------------------------------------------------------
 ................................................................................

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--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                               Since inception
                      1 Year 5 Years 10 Years (December 3, 1997)
----------------------------------------------------------------
Global Equity Fund -
 Y Shares             37.25%   --      --           21.13%
EAFE Index            25.26%   --      --           21.25%

--------------------------------------------------------------------------------

The Morgan Stanley Europe, Australasia and Far East ("EAFE") Index is a widely-recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.58%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)/5/                                      1.33%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/,/5/         1.27%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Global Equity
  Fund is 0.69% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Global Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.27%
  of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after
  October 31, 2001 at the discretion of the service providers.
5 Because the Fund invests in other investment companies your investment in the
  Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.37% to 3.07%. The above table does not reflect these indirect expenses.
 ............................................................................. 83

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--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------
Global Equity Fund - Y Shares   $129   $415    $723    $1,595
--------------------------------------------------------------

--------------------------------------------------------------------------------
International Growth Fund
Objective
[GRAPHIC]

The investment objective of the International Growth Fund (formerly Core International Equity Fund) is to provide capital growth consistent with reasonable investment risk. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Sub-Adviser
FIRMCO has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Fund.

Principal Investment Strategies
[GRAPHIC]

The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. Under normal market conditions, the Fund invests substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Fund also may invest in other developed countries in the Far East and in countries with emerging markets or economies.

By investing in various foreign stocks, the Fund attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk and management risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they
 ................................................................................

84
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--------------------------------------------------------------------------------

advance the Fund's investment objectives may prove to be inaccurate. The Fund's investments in foreign securities are subject to foreign risk. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk which is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile International Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar International Growth Fund (formerly Firstar Core International Equity Fund). At that time, the Firstar International Growth Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on April 4, 1994. The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



        Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                    [GRAPH]

                                1990
                                1991
                                1992
                                1993
                                1994
                                1995     9.20%
                                1996    10.00%
                                1997     4.70%
                                1998    17.45%
                                1999    50.47%

 ............................................................................. 85
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--------------------------------------------------------------------------------


The International Growth Fund's total return for Y Shares the nine-month period ending September 30, 2000 was -10.30%.

--------------------------------------------------------------------------------

Best Quarter:    Q4 '99  27.46%
Worst Quarter:   Q3 '98 -17.15%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                                      Since inception
                              1 Year 5 Years 10 Years (inception date)
----------------------------------------------------------------------
International Growth Fund -
 Y Shares                     50.47% 17.32%    --          15.21%
                                                      (April 24, 1994)

EAFE Index                    26.96% 12.83%    --          11.21%
                                                      (April 30, 1994)

--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East Index, or EAFE Index, is an unmanaged index consisting of companies in Australia, New Zealand, Europe and the Far East. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               1.00%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.57%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.57%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.51%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the International
  Growth Fund is 0.94% of the Fund's average daily net assets.
 ................................................................................

86
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--------------------------------------------------------------------------------

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds-- Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the International Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.51% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------
International Growth Fund - Y Shares   $154   $490    $849    $1,861
---------------------------------------------------------------------

--------------------------------------------------------------------------------
MidCap Index Fund
Objective
[GRAPHIC]

The investment objective of the MidCap Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap
400 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board
 ............................................................................. 87
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--------------------------------------------------------------------------------

of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.

There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.
 ................................................................................

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--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses you may pay if you buy and hold Y Shares of the MidCap Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.25%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.60%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.85%
Fee Waivers and Expense Reimbursements/4/        (0.10)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.75%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Index
  Fund is 0.15% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MidCap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.75% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                              1 Year 3 Years
--------------------------------------------
MidCap Index Fund - Y Shares   $77    $261

--------------------------------------------------------------------------------
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MidCap Core Equity Fund
Objective
[GRAPHIC]

The MidCap Core Equity Fund (formerly Special Growth Fund) seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of medium-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Medium-Sized Companies
The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 45 for examples of these characteristics). If the market capitalization of a company in which the Fund has invested increases above $10 billion, the Fund may continue to hold the security. The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The
Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard
 ................................................................................

90
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--------------------------------------------------------------------------------

to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990            1.00%
                             1991           57.96%
                             1992            7.22%
                             1993            8.02%
                             1994          (2.01)%
                             1995           29.63%
                             1996           18.60%
                             1997           17.13%
                             1998            4.64%
                             1999            2.28%



The MidCap Core Equity Fund's total returns for Retail A Shares for the nine-month period ended September 30, 2000 was 31.74%.

--------------------------------------------------------------------------------

Best Quarter:   Q4 '99  24.17%
Worst Quarter:  Q3 '98 -19.68%

--------------------------------------------------------------------------------

 ............................................................................. 91
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Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                         1 Year 5 Years 10 Years
------------------------------------------------
MidCap Core Equity Fund
 Retail A Shares          2.28% 14.02%   13.31%

S&P 500 Index            21.04% 28.56%   18.21%

S&P MidCap 400 Index     14.72% 23.05%      --
------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the MidCap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/                0.75%
Distribution and Service Fees                       None
Other Expenses/3/                                  0.46%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                          1.21%
Fee Waivers and Expense Reimbursements/4/        (0.01)%
                                                 -------
Net Annual Fund Operating Expenses/4/              1.20%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Core
  Equity Fund is 0.74% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MidCap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than
  1.20% of the Fund's average daily net assets for the current fiscal year.
  These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 ................................................................................

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Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
MidCap Core Equity Fund - Y Shares   $122   $383    $664    $1,465

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Index Fund

Objective
[GRAPHIC]

The investment objective of the Small Cap Index Fund is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.

The Fund uses an "indexing" strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Fund will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Fund may not hold all 600 stocks in the Index because of shareholder activity or changes in the Index. In general, each stock's percentage weighting in the Fund is based on its weighting in the S&P SmallCap 600 Index. When stocks are removed from or added to the Index, those changes are reflected in the Fund. The Fund periodically "rebalances" its holdings as dictated by changes in shareholder purchase and redemption activity and in the composition of the S&P SmallCap 600 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a .95 correlation coefficient.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the small-cap portion of the U.S. stock market, as measured by the S&P SmallCap 600 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever small-cap stocks underperform large- or mid-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

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The Adviser may be required to sell common stock if the issuer is eliminated from the S&P SmallCap 600 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's ability to duplicate the performance of the S&P SmallCap 600 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

To the extent that stocks in a particular market sector, such as technology, comprise a significant portion of the S&P Small Cap 600 Index and, correspondingly, the Fund's holdings, the Fund will be especially susceptible to market sector risk. Stock of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's holdings are subject to small cap stock risks. Small capitalization stocks involve greater risks than those associated with larger, more established companies. These factors increase risk and may result in more significant losses than other Firstar Funds. By typically investing in all 600 stocks in the Index, the Fund remains broadly diversified, which may reduce some of this risk. Small company stocks may be subject to more abrupt or erratic price movements. Also, securities of small-cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P SmallCap 600 Index to track general stock market performance.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on December 30, 1998 as the Mercantile Small Cap Equity Index Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Fund" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ................................................................................

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                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996
                             1997
                             1998
                             1999            7.54%



The Small Cap Index Fund's total return for Y Shares for the nine-month period ended September 30, 2000 was 11.74%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '99  15.02%
Worst Quarter:  Q 1 '99 -10.90%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                                  Since inception
                        1 Year 5 Years 10 Years  (inception date)
-------------------------------------------------------------------
Small Cap Index Fund -
  Y Shares               7.54%   --      --           10.09%
                                                (December 30, 1998)

S&P SmallCap 600 Index  12.40%   --      --           12.40%
                                                (December 31, 1998)
-------------------------------------------------------------------

The S&P SmallCap 600 Index is a widely-recognized unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock
Exchange, the American Stock Exchange and Nasdaq. This Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
 ............................................................................. 95
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Small Cap Index Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.40%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.59%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.99%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.93%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Small Cap Index
  Fund is 0.34% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Small Cap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Small Cap Index Fund - Y Shares   $95    $309    $541    $1,208

--------------------------------------------------------------------------------
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Small Cap Core Equity Fund
Objective
[GRAPHIC]

The investment objective of the Small Cap Core Equity Fund (formerly Emerging Growth Fund) is to seek capital appreciation. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund selects securities the Adviser believes have above-average prospects for capital appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities. These equity securities may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered.

Small-Sized Companies
The Fund generally invests at least 65% of its total assets in small- to medium-sized companies with market capitalizations between $100 million and $2 billion. The Fund may also invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk, management risk and small-cap stock risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. Small-cap stock risk refers to the fact that small capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependant on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to sector/technology risk. Stocks of technology companies may be subject to greater
 ............................................................................. 97
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price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's performance results may reflect periods of above-average performance attributable to investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile Small Cap Equity Portfolio (a "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc. reorganized into the Firstar Small Cap Core Equity Fund. At that time, the Firstar Small Cap Core Equity Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The performance set forth below is based on the performance of the corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on May 6, 1992.

The Predecessor Mercantile Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Remember, past performance is not indicative of future results.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Y Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995           16.90%
                             1996           10.61%
                             1997           20.50%
                             1998           -8.02%
                             1999           16.75%



The Small Cap Core Equity Fund's total return for Y Shares for the nine-month period ending September 30, 2000 was 24.72%.

 ................................................................................

98
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Best Quarter:   Q-2 '99  17.00%
Worst Quarter:  Q-3 '98 -24.96%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Y Shares)
--------------------------------------------------------------------------------

                                        5               Since inception
                               1 Year Years  10 Years  (inception date)
-------------------------------------------------------------------------
Small Cap Core Equity Fund -
 Y Shares                      16.75% 10.84%   --            9.34%
                                                       (January 3, 1994)

Russell 2000 Index             21.26% 16.69%   --           13.38%
                                                      (December 31, 1993)

S&P SmallCap 600               12.40% 17.04%   --           13.09%
                                                      (December 31, 1993)

Wilshire Next 1750 Index       25.32% 18.74%   --           15.13%
                                                      (December 31, 1993)
-------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index. Prior to November 27, 2000, the S&P SmallCap 600 and Wilshire Next 1750 Index were the performance benchmarks of the Fund. The Russell 2000 Index was the performance benchmark of the Predecessor Mercantile Portfolio. The S&P SmallCap 600 Index has been selected as the sole performance benchmark for the Fund as the market capitalization of the Index is closely aligned with that of the Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Small Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.48%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.23%
Fee Waivers and Expense Reimbursements/4/        (0.02)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.21%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Small Cap Core
  Equity Fund is 0.73% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Small Cap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.21% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------
Small Cap Core Equity Fund - Y Shares   $124   $388    $674    $1,487
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Science & Technology Fund
Objective
[GRAPHIC]

The investment objective of the Science & Technology Fund is to maximize growth and capital appreciation by investing in equity securities of companies in the science and technology industry. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in the science and/or technology sectors. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in common stock, preferred stocks and warrants of companies of any size principally engaged in science and technology business activities. The
Fund is a non-diversified investment company. The Fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (i.e., medical and health) or technology (i.e., computers and communications). Such companies include those that:
 .make or sell products used in health care;
 .make or sell medical equipment and devices and related technologies;
 .make or sell software or information-based services and consulting, communications and related services;
 .design, manufacture or sell electronic components and systems;
 ................................................................................

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 .research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry; .develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors; and
 .engage in the development, manufacturing or sale of communications services or communications equipment.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. It is important to note that prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline.

The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may invest in small, medium or large size companies. The Adviser will select securities while attempting to maintain an acceptable level of risk largely through the use of proprietary fundamental research and "bottom-up" stock selection. The Adviser will consider the following factors when assessing a particular security:
 .price/earnings ratios,
 .historical and projected earnings growth rates, .historical sales growth rates,
 .historical return on equity,
 .market capitalization,
 .average daily trading volume, and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry. To a limited degree, the Fund may invest in foreign securities and options and futures for hedging purposes.

The Fund may also participate in the initial public offering (IPO) market, and a portion of the Fund's returns may have been attributable to its investments in IPOs.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements (collateralized by U.S. Treasury obligations and U.S. government agencies)

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume market risk, industry risk and non-diversification risk in search of long-term capital appreciation. Market risk is that risk that the value of the securities in which a Fund may invest may go up or down in response to the prospects of individual companies. Because the Fund invests in a particular industry it is subject to industry risk, the risk that a group of related stocks will decline in price
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due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Non-diversification risk is the risk that, because more of the Fund's assets may be concentrated in the common stock of any single issuer, the value of the Fund's shares may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments than shares of a more diversified fund.

The Fund is subject to science and technology concentration risks. Science and technology related companies face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Technology and technology related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the science and technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Furthermore, companies within the science and technology industries face greater risks of competition from new market entrances and increased research and development costs. Additionally, companies in these areas are dependent upon consumer and business acceptance as new technologies evolve.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investments in IPOs on its total returns likely will decline, which will reduce the Fund's total returns.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Because the Fund has been in existence for less than one calendar year, no performance information for the Fund is included in this Prospectus. The Fund began operations on August 9, 1999 as the Firstar Stellar Science & Technology Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization").
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Science & Technology Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           1.05%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.51%
                                          -----
Total Annual Fund Operating Expenses/3/   1.56%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Science & Technology Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.56% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------
Science & Technology Fund - Y Shares   $159   $493    $850    $1,856
---------------------------------------------------------------------

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MicroCap Fund
The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

Objective
[GRAPHIC]

The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Common Stocks/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Micro Capitalization Companies
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 45 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.

The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality).

Other
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

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The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

The Fund may also participate in the initial public offering (IPO) market, and a substantial portion of the Fund's returns have been attributable to its investments in IPOs.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns likely will decline, which could reduce the Fund's total returns.
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

Y Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


                                    [GRAPH]

     Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                             1990
                             1991
                             1992
                             1993
                             1994
                             1995
                             1996           56.80%
                             1997           13.63%
                             1998          (2.73)%
                             1999          136.23%



The MicroCap Fund's total return for Retail A Shares for the nine-month period ended September 30, 2000 was 30.58%.

--------------------------------------------------------------------------------

Best Quarter:   Q 4 '99  70.70%
Worst Quarter:  Q 3 '98 -30.87%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                             Since Inception
                    1 Year  5 Years 10 Years (August 1, 1995)
-------------------------------------------------------------
MicroCap Fund
 Retail A Shares    136.23%   --      --          43.20%

Russell 2000 Index   21.26%   --      --          14.06%

--------------------------------------------------------------------------------

The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
 ................................................................................

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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the MicroCap Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               1.50%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.44%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.94%
Fee Waivers and Expense Reimbursements/4/        (0.01)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.93%
                                                 =======

--------------------------------------------------------------------------------
1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MicroCap Fund is 1.49% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MicroCap Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                          1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
MicroCap Fund - Y Shares   $196   $608   $1,046   $2,263

--------------------------------------------------------------------------------
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Types of Investment Risk

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.

General Risks of Investing in Each of the Funds
[GRAPHIC]


Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

Credit Risk - Money Market Funds, Bond Funds, Balanced Funds, and any other Fund to the extent that it invests in fixed-income securities
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Large Cap Growth Fund in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any other Fund to the extent that it invests in fixed-income securities
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater
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in the case of the Bond IMMDEX(TM) Fund and the Tax-Exempt Intermediate Bond
Fund than in the case of the Money Market Funds or the Short-Term Bond Fund. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest and zero coupon securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest are subject to greater interest rate risk than may of the more typical fixed income securities.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Institutional Money Market Fund may purchase, the guaranteed investment contracts which the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund may purchase and the futures contracts in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund, Growth & Income Fund, Equity Index Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, Science & Technology Fund and MicroCap Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without a shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment
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strategies - and the risks involved - are described in detail in the Additional
Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.
Additional Risks Which Apply To Investment In Certain Of The Funds
[GRAPHIC]


Extension Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds and Large Cap Growth Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Municipal Security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Risks - Aggregate Bond Fund; Strategic Income Fund; Relative Value Fund; Large Cap Growth Fund; International Value Fund; Global Equity Fund; International Growth Fund; SmallCap Core Equity Fund; each other Fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be
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required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Value Fund and International Growth Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Value Fund also may invest in obligations of foreign countries and political entities ("sovereign debt"), which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.

European Currency Unification - International Value Fund; Global Equity Fund; International Growth Fund; each other Fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund and Missouri Tax-Exempt Bond Fund - to the extent it invests in foreign securities.
Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Initial Public Offering (IPO) Risk - Equity Funds
The Equity Funds may participate in the IPO market. IPOs may have a magnified performance impact on a Fund with a small asset base. IPOs may not be consistently available to the Funds for investing, particularly as the Funds' asset bases grow. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns.

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Prepayment Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond
Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds, Large Cap Growth Fund, International Growth Fund and Small Cap Core Equity Fund This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Securities Lending - All Funds other than the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and Relative Value Fund
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risk - Global Equity Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax Risk - Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

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Temporary Investment Risk - All Funds other than the Index Funds
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund and the Missouri Tax-Exempt Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Value Fund and International Growth Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks Which Apply To Particular Types Of Securities
[GRAPHIC]


Government Obligations - Money Market Funds other than the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Balanced Funds
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Large Cap Growth Fund
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Municipal Securities - Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
Each of these Funds may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of a Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the National Municipal Bond Fund may invest 25% or more of its net
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assets in (i) municipal securities whose issuers are in the same state, (ii)
municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Short Sales - MicroCap Fund
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the U.S. Government Securities Fund, Aggregate Bond Fund, International Value Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 5% of their respective net assets. The U.S. Government Securities Fund, Aggregate Bond Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 10% of their respective net assets. The International Value Fund may purchase put and call options without limit.

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and International Value Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the
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risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Growth & Income Fund, Equity Index Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund will not exceed 5%, 5%, 5%, 25%, 25%, 25%, 5%, 25%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Value Fund and International Growth Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Value Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Balanced Funds, International Value Fund, International Growth Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Value Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

Futures Contracts and Related Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or
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make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The International Growth Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds (other than the U.S. Government Securities Fund and Aggregate Bond Fund) may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. Firstar Funds (the "Company") intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, International Growth Fund and Small Cap Core Equity Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, International Value Fund, MidCap Index Fund and Small Cap Index Fund intend to limit their transactions in futures contracts so that not more than 10%, 25%, 10% and 10% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

Guaranteed Investment Contracts and Zero Coupon Securities - Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may purchase guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies, and zero coupon securities. GICs are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.
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Investing With Firstar Funds
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of Shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Institutional Money Market Fund and Money Market Fund each offer only one class of Shares), and four classes of Shares in the Non-Money Market Funds; Retail A, Retail B, Y and Institutional (except that the Global Equity Fund only offers Y and Institutional Shares). This prospectus offers only Institutional Shares of the Money Market Funds and Y Shares of the Non-Money Market Funds. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this prospectus.

Institutional Shares (Money Market Funds)
No sales charge
 Available for:
 .All shareholders of the Money Market Funds who were exchanged into Institutional Shares during November 2000 or December 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
 .Certain Trust, agency or custodial accounts opened through Firstar Bank, N.A. (check with Firstar Bank, N.A. to see if you qualify for Institutional Shares);
 .Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional Shares when such plans grow to $1 million or greater as further described in the Additional Statement;
 .all clients of Firstar Investment Research & Management Company, LLC
  ("FIRMCO");
 .those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.

Y Shares (Non-Money Market Funds)
No sales charge
 Available for:
 .All shareholders of the Non-Money Market Funds who were exchanged into Y
  Shares during November 2000 or December 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
 .Certain trust, agency or custodial accounts opened through financial institutions such as banks (including Firstar Bank, N.A.), trust companies and thrift institutions (check with Firstar Bank, N.A. or your financial institution to see if you qualify for Y Shares).

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Shareholder Organizations
The Funds have adopted separate service plans for the Institutional Shares of the Money Market Funds, and for the Y Shares of the Non-Money Market Funds (the "Plans"), under which the Funds may pay service fees
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for shareholder services to Institutional and Y shareholders. Under the Plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for shareholder support services.

Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Fund
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising

Payments to shareholder organizations, including affiliates of the Adviser, under the Plans, are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these Plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares

The MicroCap Fund currently is closed to new investors. However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Minimum Investments

There is no minimum initial or subsequent investment for Institutional and Y Shares of the Funds other than the Institutional Money Market Fund where the minimum initial investment is $1,000,000. The maximum investment for the MicroCap Fund is $5,000,000.

Buying Shares

Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time
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In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
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Through a Shareholder Organization
[GRAPHIC]

Opening an Account

Contact your Shareholder Organization


By Mail
[GRAPHIC]

Complete an application and mail it along with a check payable to Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011:
For overnight delivery mail to;
615 E. Michigan St., Milwaukee, WI 53202.

By Wire
[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Funds Securities, LLC
Account # 112-952-137
for further credit to [name of Fund]
[name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com
[GRAPHIC]

Not available

By Telephone Exchange
[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Through a Shareholder Organization

Adding to an Account

Contact your Shareholder Organization

By Mail

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.

By Wire

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com

Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number. Purchase additional shares using an electronic funds transfer from your banking institution for payment. Call 1-800-677-FUND to authorize this service.

By Telephone Exchange

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.






  Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
 .The Funds will not accept payment in cash or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Y and Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.
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It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

Redeeming Shares

Selling Shares
Redemption requests for a Money Market Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed at those times.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

Redemption requests for the Money Market Funds received at or after the times listed above on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Redemption requests for Non-Money Market Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization
[GRAPHIC]

Contact your Shareholder Organization

By Phone
[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

By Mail
[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com
[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above.
 Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

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Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Check Redemption (U.S. Treasury Money Market Fund Only)
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for any other Firstar Fund, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.
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Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. In addition, Y Shares of a Non-Money Market Fund are exchangeable for Institutional Shares of a Money Market Fund.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
 .Exchanges are available only in states where exchanges may be legally made. .The minimum amount which may be exchanged is $1,000.
 .If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 .It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services
[GRAPHIC]

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

Firstar Funds Website (www.firstarfunds.com)
[GRAPHIC]

The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.
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Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in the prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
--------------------------------------------------------------------------------
Additional Information

Dividends, Capital Gains Distributions And Taxes

          Dividends and Capital Gains Distributions
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
          Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the Institutional Money Market Fund and U.S. Treasury Money Market Fund) on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth & Income, Equity Income, Relative Value, Equity Index, MidCap Index and Small Cap Index Funds are declared and paid quarterly. Dividends from net investment income of the Large Cap Core Equity, Large Cap Growth, International Value, Global Equity, International Growth, MidCap Core Equity, Small Cap Core Equity, Science & Technology and MicroCap Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income.
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You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Value Fund and International Growth Fund. It is expected that the International Value Fund and International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Value Fund and International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, National Municipal Bond Fund and Missouri Tax-Exempt Bond Fund. It is expected that the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining
 ................................................................................

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whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Funds

Advisory Services
FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $32.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Value and International Growth Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the International Value and International Growth Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. ("HGI") as Sub-Adviser for the International Value Fund, HGI, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $3.2 billion in assets under management. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Value Fund.

The Adviser has retained Clay Finlay, Inc. ("Clay Finlay") as Sub-Adviser for the International Growth Fund. Clay Finlay is a New York corporation founded in 1982, with principal offices at 200 Park Avenue, 56th Floor, New York, NY 10166, and, as of June 30, 2000, had $5.7 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of Old Mutual plc, a South African financial services company.
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Subject to the oversight and supervision of the Fund's Board of Directors and
Adviser, Clay Finlay formulates and implements a continuous investment program for the International Growth Fund.

The Adviser (or Sub-Adviser for the International Value Fund and International Growth Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Value Fund or International Growth Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

--------------------------------------------------------------------------------

                                                  Amount
   Fund                                       Before Waivers
------------------------------------------------------------
   Institutional Money Market Fund                  0.49%
   Tax-Exempt Money Market Fund                     0.50%
   Ohio Tax-Exempt Money Market Fund                0.50%
   U.S. Government Money Market Fund                0.50%
   U.S. Treasury Money Market Fund                  0.44%
   Short-Term Bond Fund                             0.60%
   Intermediate Bond Fund                           0.50%
   U.S. Government Securities Fund                  0.60%
   Aggregate Bond Fund                              0.50%
   Bond IMMDEX(TM) Fund                             0.30%
   Strategic Income Fund                            0.95%
   Tax-Exempt Intermediate Bond Fund                0.50%
   Missouri Tax-Exempt Bond Fund                    0.45%
   National Municipal Bond Fund                     0.55%
   Balanced Income Fund                             0.75%
   Balanced Growth Fund                             0.75%
   Growth & Income Fund                             0.75%
   Equity Income Fund                               0.75%
   Relative Value Fund                              0.75%
   Equity Index Fund                                0.25%
   Large Cap Core Equity Fund                       0.75%
   Large Cap Growth Fund                            0.95%
   International Value Fund                         1.34%
   Global Equity Fund                               0.75%
   International Growth Fund                        1.00%
   MidCap Index Fund                                0.25%
   MidCap Core Equity Fund                          0.75%
   Small Cap Index Fund                             0.40%
   Small Cap Core Equity Fund                       0.75%
   Science & Technology Fund                        1.05%
   MicroCap Fund                                    1.50%

--------------------------------------------------------------------------------
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HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Value Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

Clay Finlay is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Growth Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% of the first $50 million of the Fund's average daily net assets; plus 0.50% of the next $50 million of average daily net assets; plus 0.25% of average daily net assets in excess of $100 million.

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets):

--------------------------------------------------------------------------------

   Fund                               Fee Paid
----------------------------------------------
   Institutional Money Market Fund     0.28%
   Tax Exempt Money Market Fund        0.49%
   U.S. Government Money Market Fund   0.50%
   Short-Term Bond Fund                0.32%
   Intermediate Bond Fund              0.35%
   Bond IMMDEX(TM) Fund                0.30%
   Tax-Exempt Intermediate Bond Fund   0.32%
   Balanced Income Fund                0.45%
   Balanced Growth Fund                0.68%
   Growth & Income Fund                0.75%
   Equity Index Fund                   0.18%
   Large Cap Core Equity Fund          0.75%
   International Value Fund            1.08%
   MidCap Index Fund                   0.01%
   MidCap Core Equity Fund             0.73%
   MicroCap Fund                       1.50%

--------------------------------------------------------------------------------

Prior to March 1, 2000, the Mercantile Government & Corporate Bond Portfolio, Mercantile U.S. Government Securities Portfolio, Mercantile Missouri Tax-Exempt Bond Portfolio, Mercantile National Municipal Bond Portfolio, Mercantile Small Cap Equity Portfolio, Mercantile International Equity Portfolio, Mercantile Equity Income Portfolio and Mercantile Small Cap Equity Index Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.
 ............................................................................ 129

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--------------------------------------------------------------------------------


For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------
   Mercantile Government & Corporate Bond
    Portfolio                                        0.45%
   Mercantile U.S. Government Securities Portfolio   0.45%
   Mercantile Missouri Tax-Exempt Bond Portfolio     0.45%
   Mercantile National Municipal Bond Portfolio      0.55%
   Mercantile Small Cap Equity Portfolio             0.75%
   Mercantile International Equity Portfolio         1.00%
   Mercantile Equity Income Portfolio                0.75%
   Mercantile Small Cap Equity Index Portfolio       0.32%

--------------------------------------------------------------------------------

Prior to April 1, 2000, the Firstar Stellar Treasury Fund, Firstar Stellar Ohio Tax-Free Money Market Fund, Firstar Stellar Strategic Income Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund and Firstar Stellar International Equity Fund were managed by the Capital Management Division of Firstar Bank, N.A., which is also a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Stellar Funds paid their former investment adviser, Firstar Bank, N.A., the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
-------------------------------------------------------------
   Firstar Stellar Treasury Fund                     0.50%
   Firstar Stellar Ohio Tax-Free Money Market Fund   0.35%
   Firstar Stellar Strategic Income Fund             0.95%
   Firstar Stellar Science & Technology Fund         0.90%/1/
   Firstar Stellar Growth Equity Fund                0.75%
   Firstar Stellar Relative Value Fund               0.75%
   Firstar Stellar International Equity Fund         0.75%

--------------------------------------------------------------------------------
/1/Commenced operations August 9, 1999. The fee given is the contractual advisory fee rate.

Fund Managers
Richard Burling and Bradley Peters co-manage the Short-Term Bond Fund. Mr. Burling is FIRMCO's Director of Credit Research. He has been with FIRMCO and its affiliates since 1980 and has 17 years of investment management experience. Mr. Peters has been with FIRMCO and its affiliates since 1993 and has 18 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Burling and Mr. Peters have managed the Fund since February 2000.

David Bethke manages the Intermediate Bond Fund and the U.S. Government Securities Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

George Schupp and David Bethke co-manage the Bond IMMDEX(TM) Fund and Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income. He has 24 years of investment management experience and has been with Firstar and its affiliates since 1983. Mr. Schupp and Mr. Bethke have managed the Bond
IMMDEX(TM) Fund since February 2000. Mr. Schupp has managed the Predecessor Mercantile
 ................................................................................

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--------------------------------------------------------------------------------

Government & Corporate Bond Portfolio since February 1988, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

George Schupp and Karen Bowie co-manage the Strategic Income Fund. Ms. Bowie has over 15 years of trust and investment management experience with five of those years at FIRMCO and its affiliates. Mr. Schupp has managed the Fund since December 2000 and Ms. Bowie since September 2000.

Peter Merzian manages the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Tax-Exempt Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio since 1993 and the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.

Marian Zentmyer and David Bethke co-manage the Balanced Income Fund. Ms. Zentmyer serves as FIRMCO's Chief Equity Investment Officer. She has been with FIRMCO and its affiliates since 1982 and has 21 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer has managed the Fund since its inception in December 1997. Mr. Bethke has managed the Fund since February 2000.

Walter Dewey and George Schupp co-manage the Balanced Growth Fund. Mr. Dewey has been with FIRMCO and its affiliates since 1986 and has 16 years of investment management experience. Mr. Dewey has managed the Fund since November 1999. Mr. Schupp has managed the Fund since February 2000.

Marian Zentmyer and Leon Dodge co-manage the Growth & Income Fund. Ms. Zentmyer has managed the Fund since February, 1993. Mr. Dodge has been with FIRMCO since September, 2000. He has 23 years of investment management experience and has been a portfolio manager of the Fund since September 2000.

Joseph P. Belew manages the Relative Value Fund and the Equity Income Fund. Mr. Belew joined FIRMCO and its affiliates in 1979 and has 21 years of investment management experience. He has managed the Predecessor Stellar Relative Value Fund since its inception in June 1991 and the Predecessor Mercantile Equity Income Portfolio since October 2000.

Walter Dewey and Jane Snorek co-manage the Large Cap Core Equity Fund. Mr. Dewey has managed the Fund since July 7, 1997, and Ms. Snorek has managed the Fund since September 2000. Ms. Snorek has been with FIRMCO and its affiliates since 1999 and has nine years of investment management experience.

Donald L. Keller and Randy Hare co-manage the Large Cap Growth Fund. Mr. Keller has been with FIRMCO and its affiliates since 1982 and has 18 years of investment management experience. Mr. Keller has managed the Predecessor Stellar Growth Equity Fund since its inception in October 1994. Mr. Hare has been with FIRMCO and its affiliates since 1998 and has four years of investment management experience. Mr. Hare has managed the Fund since November 2000.

A Portfolio Management Team lead by Thomas Hansberger, CIC manages the International Value Fund for Hansberger Global Investors. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over thirty-five years of investment management experience. Before forming
Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. The Portfolio Management Team has over 20 years of industry experience.
 ............................................................................ 131
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Donald L. Keller manages the Global Equity Fund. Mr. Keller has managed the
Predecessor Stellar International Equity Fund since May 1999.

Clay Finlay's International Equity team is responsible for the management of the International Growth Fund. Frances Dakers, Greg Jones, Virginie Maisonneuve and Susan Kenneally serve as regional team leaders on the International Equity team. Each of these individuals is a Principal and Director of the Firm, and each has an average of more than seventeen years of investment experience. This team has managed the Predecessor Mercantile International Equity Portfolio since it began operations in 1994.

Todd Krieg and Matt D'Attilio co-manage the MidCap Core Equity Fund. Mr. Krieg has been with FIRMCO and its affiliates since 1992 and has seven years of investment management experience. Mr. Krieg has managed the Fund since September 1994. Mr. D'Attilio has been with FIRMCO and its affiliates since 1993. He has six years of investment management experience and has managed the Fund since December 1998.

David Lettenberger and John Potter co-manage the Small Cap Core Equity Fund -
 each since September 2000. Mr. Lettenberger has been with FIRMCO and its affiliates since 1999 and has seven years of investment management experience. Mr. Potter joined FIRMCO in September 2000 and has six years of investment management experience.

Randy Hare and Donald L. Keller co-manage the Science & Technology Fund. Mr. Hare has managed the Predecessor Stellar Science & Technology Fund since October 2000 and Mr. Keller since its inception in August 1999.

Joe Frohna and Barry Randall co-manage the MicroCap Fund. Mr. Frohna has been with FIRMCO and its affiliates since 1995. He has seven years of investment management experience and has managed the Fund since September 1997. Mr. Randall has been with FIRMCO and its affiliates since May 2000. He has seven years of investment management experience and has managed the Fund since May 2000.

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Fund's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

Net Asset Value and Days of Operation

The price of the Y and Institutional Shares is based on net asset value per share. This amount is calculated separately for the Y class of shares by dividing the value of all securities and other assets attributable to the
Y class, less the liabilities attributable to the class, by the number of outstanding shares of the class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.
 ................................................................................

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Money Market Funds
The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.

The net asset value of the Money
Market Funds for purposes of pricing
purchase and redemption orders is
determined as of 11:30 a.m. Central
time (9:00 a.m. Central time for the
Ohio Tax-Exempt Money Market Fund
and 1:00 p.m. Central time for the
Institutional Money Market Fund and
U.S. Treasury Money Market Fund) and
as of the close of regular trading
hours on the Exchange, normally,
3:00 p.m. Central time, on each day
on which both the Exchange is open
for trading and the Federal Reserve
Banks' Fedline System is open.
Shares of the Funds
are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares.

Net asset value is computed using the amortized cost method as permitted by SEC rules.

Non-Money Market Funds
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S.
dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Value Fund and International Growth Fund may trade in their local markets on days the Funds are closed, and the Funds' net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.
 ............................................................................ 133

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Appendix
Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights tables set forth on the following pages for the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, International Growth Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and Global Equity Fund are based on the financial history of the predecessor Stellar Ohio Tax-Free Money Market Fund, predecessor Stellar Treasury Fund, predecessor Mercantile U.S. Government Securities Portfolio, predecessor Mercantile Government & Corporate Bond Portfolio, predecessor Stellar Strategic Income Fund, predecessor Mercantile Missouri Tax-Exempt Bond Portfolio, predecessor Mercantile National Municipal Bond Portfolio, predecessor Mercantile Equity Income Portfolio, predecessor Stellar Relative Value Fund, predecessor Stellar Growth Equity Fund, predecessor Mercantile International Equity Portfolio, predecessor Mercantile Small Cap Equity Index Portfolio, predecessor Mercantile Small Cap Equity Portfolio, predecessor Stellar Science & Technology Fund and predecessor Stellar Global Equity Fund, respectively.

With respect to the Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, Short-Term Bond, Intermediate Bond, Bond IMMDEX, Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, International Value, MidCap Index, MidCap Core Equity and MicroCap Funds, this information for the period ended October 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request. The financial statements for the six-month period ended April 30, 2000 are unaudited and are contained in the Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Stellar Funds, this information for the periods ended November 30, 1999 and prior has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds, whose reports, along with each Fund's financial statements, are included in the Predecessor Stellar Funds' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Stellar Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

With respect to the Predecessor Mercantile Portfolios, this information for the periods ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or Additional Statement.

During the periods shown, the Tax-Exempt Money Market, Ohio Tax-Exempt Money Market and U.S. Government Money Market Funds did not offer Institutional
Shares. According, there are no financial highlights for Institutional Shares of these portfolios. The financial highlights shown for the Tax-Exempt Money
 ................................................................................

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Market, Ohio Tax-Exempt Money Market and U.S. Government Money Market Funds are
for Retail A Shares.

During the periods shown, Y Shares were offered only by the U.S. Government Securities, Aggregate Bond, Equity Income, International Growth, Small Cap
Index and Small Cap Core Funds. The financial highlights shown for the Short-Term Bond, Intermediate Bond, Bond IMMDEXTM, Tax-Exempt Intermediate Bond, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced Income, Balanced Growth, Growth & Income, Relative Value, Equity Index, Large Cap Core Equity, International Value, Global Equity, MidCap Index, MidCap Core Equity, Science
and Technology and MicroCap Funds are for Retail A Shares. The financial highlights shown for the Strategic Income and Large Cap Growth Funds are for Retail B Shares.
 ............................................................................ 135

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Money Market Funds

                                                      Income from Investment Operations
                                                      ----------------------------------

                                             Net                 Dividends      Net
                                         Asset Value,    Net      from Net  Asset Value,
                                         Beginning of Investment Investment    End of
                                            Period    Income/6/    Income      Period

INSTITUTIONAL MONEY MARKET FUND

Year Ended October 31,
 1995                                       $1.00       $0.06      $(0.06)     $1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1996                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1997                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1998                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1999                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Period Ended April 30, 2000 (unaudited)      1.00        0.03       (0.03)      1.00

TAX-EXEMPT MONEY MARKET FUND

Year Ended October 31, 1995                  1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1996                  1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1997                  1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1998                  1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1999                  1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Period Ended April 30, 2000 (unaudited)      1.00        0.03       (0.03)      1.00

OHIO TAX-EXEMPT MONEY MARKET FUND

Period Ended November 30, 1998/7/            1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended November 30, 1999                 1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Period Ended May 31, 2000 (unaudited)        1.00        0.02       (0.02)      1.00

U.S. GOVERNMENT MONEY MARKET FUND

Year Ended October 31, 1995                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1996                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1997                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1998                  1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended October 31, 1999                  1.00        0.04       (0.04)      1.00
----------------------------------------------------------------------------------------
Period Ended April 30, 2000 (unaudited)      1.00        0.02       (0.02)      1.00

U.S. TREASURY MONEY MARKET FUND

March 25, 1997/10/ to November 30, 1997      1.00        0.03       (0.03)      1.00
----------------------------------------------------------------------------------------
Year Ended November 30, 1998                 1.00        0.05       (0.05)      1.00
----------------------------------------------------------------------------------------
Year Ended November 30, 1999                 1.00        0.04       (0.04)      1.00
----------------------------------------------------------------------------------------
Period Ended May 31, 2000 (unaudited)        1.00        0.02       (0.02)      1.00
----------------------------------------------------------------------------------------

 1 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.63%, 0.62%,
   0.64%, 0.66%, 0.64%, 0.69%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.30%, 4.52%, 5.01%, 4.92%, 4.90%,
   5.29%, respectively.

 2 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.72%,
   0.73%, 0.75%, 0.75%, 0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.01%, 2.49%, 2.87%, 2.91%, 2.91%,
   3.12%, respectively.

 3 Without fees waived ratios of net expenses to average net assets for the fiscal periods ended May 31, 2000, November 30, 1999 and November 30, 1998 would have been 1.06%, 1.09%, and 1.29%, respectively; and ratios of net investment income to average net assets would have been 2.67%, 2.13% and 2.21%, respectively.

 4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
   31, 1999, 1998, 1997, 1996, 1995, 1994 would have been 0.79%,
   0.69%, 0.71%, 0.70%, 0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the fiscal years
   (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
   1996, 1995 would have been 4.70%, 4.29%, 4.79%, 4.73%, 4.73%,
   5.09%, respectively.
 ................................................................................

136
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
                    Supplemental Data and Ratios
     ----------------------------------------------------------------------------
                                               Ratio of Net
     Net Assets,        Ratio of Net            Investment
       End of             Expenses                Income
       Period            to Average             to Average                Total
       (000s)            Net Assets             Net Assets                Return


     $  716,566         0.35%/1/                  5.63%/1/                5.77%
--------------------------------------------------------------------------------------
        750,051         0.35%/1/                  5.19%/1/                5.32%
--------------------------------------------------------------------------------------
      1,201,341         0.35%/1/                  5.23%/1/                5.38%
--------------------------------------------------------------------------------------
      1,623,970         0.35%/1/                  5.30%/1/                5.41%
--------------------------------------------------------------------------------------
      2,356,251         0.38%/1/                  4.76%/1/                4.85%
--------------------------------------------------------------------------------------
      2,185,399         0.39%/1/,/9/              5.54%/1/,/9/            2.79%/8/


         84,084         0.60%/2/                  3.36%/2/                3.42%
--------------------------------------------------------------------------------------
         79,328         0.60%/2/                  3.09%/2/                3.13%
--------------------------------------------------------------------------------------
        108,639         0.60%/2/                  3.06%/2/                3.12%
--------------------------------------------------------------------------------------
        122,451         0.60%/2/                  3.02%/2/                3.04%
--------------------------------------------------------------------------------------
        153,189         0.71%/2/                  2.51%/2/                2.53%
--------------------------------------------------------------------------------------
        158,938         0.72%/2/,/9/              3.01%/2/,/9/            1.50%/8/


         57,614         0.69%/3/,/9/              2.81%/3/,/9/            2.85%/7/,/8/
--------------------------------------------------------------------------------------
         64,475         0.58%/3/                  2.64%/3/                2.67%
--------------------------------------------------------------------------------------
         48,448         0.73%/3/,/9/              3.10%/3/,/9/            1.60%/7/,/8/


        163,068         0.60%/4/                  5.24%/4/                5.37%
--------------------------------------------------------------------------------------
        198,334         0.60%/4/                  4.84%/4/                4.96%
--------------------------------------------------------------------------------------
        198,592         0.60%/4/                  4.83%/4/                4.99%
--------------------------------------------------------------------------------------
        233,176         0.60%/4/                  4.90%/4/                4.97%
--------------------------------------------------------------------------------------
        209,015         0.68%/4/                  4.30%/4/                4.37%
--------------------------------------------------------------------------------------
         61,186         0.72%/4/,/9/              4.77%/4/,/9/            2.46%/8/


        659,296         0.72%/5/,/9/              4.87%/5/,/9/            3.37%/8/
--------------------------------------------------------------------------------------
      1,123,144         0.73%/5/                  4.73%/5/                4.84%
--------------------------------------------------------------------------------------
      1,766,246         0.77%/5/                  4.13%/5/                4.18%
--------------------------------------------------------------------------------------
      1,867,979         0.82%/5/,/9/              4.83%/5/,/9/            2.44%/8/
--------------------------------------------------------------------------------------

     5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, would have been 1.08%, 0.93%, 0.93%, 0.92%, respectively;
       and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, would have been 4.57%, 3.97%, 4.53%, 4.67%, respectively.

     6 For the Tax-Exempt Money Market Fund and the Ohio Tax-Free Money
       Market Fund, substantially all the investment income is exempt from federal income tax.

     7 The Ohio Tax-Exempt Money Market Fund has been operating since
       December 2, 1997.

     8 Not Annualized.

     9 Annualized.

    10 Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.
 ............................................................................ 137

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Bond Funds

                                                        Income from Investment Operations
                                                      ---------------------------------------

                                             Net                  Net Realized and   Total
                                         Asset Value,    Net      Unrealized Gains    from
                                         Beginning of Investment   or (Losses) on  Investment
                                            Period      Income       Securities    Operations

SHORT-TERM BOND

Year Ended October 31, 1995/8/              $10.03      $ 0.61         $ 0.24        $ 0.85
---------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.28        0.58/9/       (0.03)         0.55
---------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.25        0.60           0.02          0.62
---------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.27        0.58           0.07          0.65
---------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.34        0.54          (0.22)         0.32
---------------------------------------------------------------------------------------------
Period Ended April 30, 2000 (unaudited)      10.12        0.28          (0.09)         0.19

INTERMEDIATE BOND

Year Ended October 31, 1995/8/                9.67        0.60           0.53          1.13
---------------------------------------------------------------------------------------------
Year Ended October 31, 1996                  10.21        0.56/9/       (0.02)         0.54
---------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  10.19        0.58           0.12          0.70
---------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  10.31        0.57           0.19          0.76
---------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  10.50        0.56          (0.39)         0.17
---------------------------------------------------------------------------------------------
Period Ended April 30, 2000 (unaudited)      10.10        0.30          (0.18)         0.12

U.S. GOVERNMENT SECURITIES

Year Ended November 30, 1995                 10.02        0.63           0.80          1.43
---------------------------------------------------------------------------------------------
Year Ended November 30, 1996                 10.82        0.62          (0.15)         0.47
---------------------------------------------------------------------------------------------
Year Ended November 30, 1997                 10.64        0.56          (0.04)         0.52
---------------------------------------------------------------------------------------------
Year Ended November 30, 1998                 10.58        0.57           0.12          0.69
---------------------------------------------------------------------------------------------
Year Ended November 30, 1999                 10.70        0.53          (0.38)         0.15
---------------------------------------------------------------------------------------------
Period Ended May 31, 2000 (unaudited)        10.31        0.28          (0.21)         0.07
---------------------------------------------------------------------------------------------

 1  The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.
 2  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 3  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
    October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.11%,
    1.09%, 1.11%, 1.11%, 1.12%, 1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years
    (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
    1996, 1995 would have been 5.24%, 4.99%, 5.31%, 5.43%, 5.30%,
    5.63%, respectively.
 4  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
    October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.94%,
    0.95%, 0.96%, 0.98%, 0.99%, 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years
    (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
    1996, 1995 would have been 5.94%, 5.33%, 5.29%, 5.48%, 5.35%,
    5.78%, respectively.
 5  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and
    November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.14%,
    1.09%, 1.07%, 1.07%, 1.06%, 1.07%, respectively; and (unaudited)
    ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999,
    1998, 1997, 1996, 1995 would have been 5.28%, 5.06%, 5.24%,
    5.42%, 5.65%, 5.81%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                             Supplemental Data and Ratios
     ------------------------------------------                     ------------------------------------------------
                                                                                             Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net  Investment
      from Net    Distributions                Net Asset              End of      Expenses      Income    Portfolio
     Investment       From           Total     Value, End   Total     Period     to Average   to Average   Turnover
       Income     Capital Gains  Distributions of Period  Return/1/   (000s)     Net Assets   Net Assets   Rate/2/

       $(0.60)           -          $(0.60)     $ 10.28    8.74%      $47,730   0.69%/3/     6.04%/3/     100.58%
--------------------------------------------------------------------------------------------------------------------
        (0.58)           -           (0.58)       10.25    5.54%       58,843   0.75%/3/     5.67%/3/      59.62%
--------------------------------------------------------------------------------------------------------------------
        (0.60)           -           (0.60)       10.27    6.21%       65,567   0.75%/3/     5.79%/3/      77.12%
--------------------------------------------------------------------------------------------------------------------
        (0.58)           -           (0.58)       10.34    6.58%       75,410   0.75%/3/     5.67%/3/      78.20%
--------------------------------------------------------------------------------------------------------------------
        (0.54)           -           (0.54)       10.12    3.16%       65,490   0.81%/3/     5.27%/3/      52.28%
--------------------------------------------------------------------------------------------------------------------
        (0.28)           -           (0.28)       10.03    1.89%/6/    54,738   0.82%/3/,/7/ 5.53%/3/,/7/  33.23%/6/


        (0.59)           -           (0.59)       10.21   12.04%       11,576   0.69%/4/     6.07%/4/      66.69%
--------------------------------------------------------------------------------------------------------------------
        (0.56)           -           (0.56)       10.19    5.51%       17,392   0.75%/4/     5.59%/4/      59.29%
--------------------------------------------------------------------------------------------------------------------
        (0.58)           -           (0.58)       10.31    7.09%       20,691   0.75%/4/     5.71%/4/      40.61%
--------------------------------------------------------------------------------------------------------------------
        (0.57)           -           (0.57)       10.50    7.57%       29,550   0.75%/4/     5.50%/4/      27.29%
--------------------------------------------------------------------------------------------------------------------
        (0.56)        (0.01)         (0.57)       10.10    1.66%       33,779   0.81%/4/     5.47%/4/      64.07%
--------------------------------------------------------------------------------------------------------------------
        (0.30)           -           (0.30)        9.92    1.17%/6/    29,683   0.82%/4/,/7/ 6.06%/4/,/7/  46.03%/6/


        (0.63)           -           (0.63)       10.82   14.69%          667   0.97%/5/     5.91%/5/      93.76%
--------------------------------------------------------------------------------------------------------------------
        (0.62)        (0.03)/10/     (0.65)       10.64    4.55%        2,232   0.96%/5/     5.75%/5/      53.76%
--------------------------------------------------------------------------------------------------------------------
        (0.58)           -           (0.58)       10.58    5.10%        7,049   0.97%/5/     5.52%/5/     100.33%
--------------------------------------------------------------------------------------------------------------------
        (0.57)           -           (0.57)       10.70    6.67%        6,140   0.97%/5/     5.34%/5/      54.57%
--------------------------------------------------------------------------------------------------------------------
        (0.54)           -           (0.54)       10.31    1.45%        8,584   0.98%/5/     5.17%/5/      26.17%
--------------------------------------------------------------------------------------------------------------------
        (0.28)           -           (0.28)       10.10    0.64%/6/     7,934   1.03%/5/,/7/ 5.39%/5/,/7/   4.38%/6/
--------------------------------------------------------------------------------------------------------------------

     6  Not Annualized.
     7  Annualized.
     8  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
        January 9, 1995, Institutional shareowners exchanged their
        Series A shares for the Funds' Institutional series shares.
        For the year ended October 31, 1995, the Financial
        Highlights ratios of net expenses to average net assets,
        ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the
        Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
        November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January
        9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class
        for the period January 10, 1995, through October 31, 1995.
     9  Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
    10  Includes distributions in excess of net realized gains of
        $0.03 per share.
 ............................................................................ 139

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Bond Funds (cont'd.)

                                                    Income from Investment Operations
                                                  --------------------------------------

                                         Net                 Net Realized and   Total
                                     Asset Value,    Net     Unrealized Gains    from
                                     Beginning of Investment  or (Losses) on  Investment
                                        Period      Income      Securities    Operations

AGGREGATE BOND

Year Ended November 30, 1995             9.64        0.61           0.89          1.50
----------------------------------------------------------------------------------------
Year Ended November 30, 1996            10.53        0.64          (0.19)         0.45
----------------------------------------------------------------------------------------
Year Ended November 30, 1997            10.34        0.56           0.03          0.59
----------------------------------------------------------------------------------------
Year Ended November 30, 1998            10.37        0.57           0.37          0.94
----------------------------------------------------------------------------------------
Year Ended November 30, 1999            10.74        0.56          (0.68)        (0.12)
----------------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                             9.86        0.30          (0.16)         0.11

BOND IMMDEX(TM)

Year Ended October 31, 1995/7/          25.67        1.68           2.30          3.98
----------------------------------------------------------------------------------------
Year Ended October 31, 1996             27.82        1.61/8/       (0.26)         1.35
----------------------------------------------------------------------------------------
Year Ended October 31, 1997             27.54        1.66           0.64          2.30
----------------------------------------------------------------------------------------
Year Ended October 31, 1998             28.16        1.64           0.85          2.49
----------------------------------------------------------------------------------------
Year Ended October 31, 1999             29.01        1.64          (1.66)        (0.02)
----------------------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                            27.36        0.86          (0.37)         0.49
----------------------------------------------------------------------------------------

 1  The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.
 2  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 3  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
    October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.11%,
    1.08%, 1.06%, 1.05%, 1.05%, 1.05%, respectively; and (unaudited)
    ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31,
    1999, 1998, 1997, 1996, 1995 would have been 5.24%, 4.99%,
    5.31%, 5.43%, 5.30%, 5.63%, respectively.
 4  Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and
    October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.94%,
    0.95%, 0.96%, 0.98%, 0.99%, 0.98%, respectively; and (unaudited)
    ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31,
    1999, 1998, 1997, 1996, 1995 would have been 5.94%, 5.33%,
    5.29%, 5.48%, 5.35%, 5.78%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                            Supplemental Data and Ratios
     -----------------------------------------                     ------------------------------------------------
                                                                                            Ratio of Net
     Dividends                                                     Net Assets, Ratio of Net  Investment
      from Net    Distributions               Net Asset              End of      Expenses      Income    Portfolio
     Investment       From          Total     Value, End   Total     Period     to Average   to Average   Turnover
       Income     Capital Gains Distributions of Period  Return/1/   (000s)     Net Assets   Net Assets   Rate/2/
       (0.61)            -          (0.61)      10.53    15.98%       9,413    0.95%/3/     6.01%/3/      59.32%
-------------------------------------------------------------------------------------------------------------------
       (0.64)            -          (0.64)      10.34     4.51%      14,875    0.95%/3/     6.06%/3/     149.20%
-------------------------------------------------------------------------------------------------------------------
       (0.56)            -          (0.56)      10.37     6.00%      16,954    0.95%/3/     5.55%/3/     140.72%
-------------------------------------------------------------------------------------------------------------------
       (0.57)            -          (0.57)      10.74     9.30%      20,835    0.96%/3/     5.41%/3/      91.14%
-------------------------------------------------------------------------------------------------------------------
       (0.56)         (0.20)/9/     (0.76)       9.86    (1.12)%      4,753    0.97%/3/     5.49%/3/      38.29%
-------------------------------------------------------------------------------------------------------------------
       (0.28)            -          (0.28)       9.69     1.17%/5/   11,087    1.00%/3/,/6/ 5.79%/3/,/6/  17.60%/5/
       (1.79)         (0.04)        (1.83)      27.82    16.05%      21,875    0.64%/4/     6.31%/4/      41.67%
-------------------------------------------------------------------------------------------------------------------
       (1.63)            -          (1.63)      27.54     5.06%      42,671    0.68%/4/     5.98%/4/      33.38%
-------------------------------------------------------------------------------------------------------------------
       (1.68)            -          (1.68)      28.16     8.68%      64,144    0.67%/4/     6.08%/4/      35.12%
-------------------------------------------------------------------------------------------------------------------
       (1.64)            -          (1.64)      29.01     9.11%      95,301    0.67%/4/     5.77%/4/      20.07%
-------------------------------------------------------------------------------------------------------------------
       (1.63)            -          (1.63)      27.36    (0.05)%     95,635    0.72%/4/     5.80%/4/      57.04%
-------------------------------------------------------------------------------------------------------------------
       (0.85)            -          (0.85)      27.00     1.82%/5/   83,806    0.73%/4/,/6/ 6.30%/4/,/6/  33.11%/5/
-------------------------------------------------------------------------------------------------------------------

     5  Not Annualized.
     6  Annualized.
     7  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
        January 9, 1995, Institutional shareowners exchanged their
        Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights
        ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains
        (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and
        distributions for each applicable class for the period January
        10, 1995, through October 31, 1995.
     8  Net investment income per share is calculated using ending balances prior to consideration of adjustments for
        permanent book and tax differences.
     9  Includes distributions in excess of net realized gains of
        $0.07 per share.
 ............................................................................ 141

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Bond Funds (cont'd.)

                                                     Income from Investment Operations
                                                   ----------------------------------------

                                          Net                   Net Realized and   Total
                                      Asset Value,    Net       Unrealized Gains    from
                                      Beginning of Investment     or Losses on   Investment
                                         Period    Income/1/       Securities    Operations

STRATEGIC INCOME

December 12, 1994/2/ to November 30,
 1995                                    $10.00      $0.69           $ 0.55        $ 1.24
-------------------------------------------------------------------------------------------
Year Ended November 30, 1996              10.53       0.73            (0.04)         0.69
-------------------------------------------------------------------------------------------
Year Ended November 30, 1997              10.50       0.73             0.18          0.91
-------------------------------------------------------------------------------------------
Year Ended November 30, 1998              10.67       0.72            (0.94)        (0.22)
-------------------------------------------------------------------------------------------
Year Ended November 30, 1999               9.62       0.64            (1.10)        (0.46)
-------------------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                               8.52       0.32            (0.18)         0.14

TAX-EXEMPT INTERMEDIATE BOND

Year Ended October 31, 1995/10/            9.78       0.42             0.45          0.87
-------------------------------------------------------------------------------------------
Year Ended October 31, 1996               10.23       0.40/12/        (0.01)         0.39
-------------------------------------------------------------------------------------------
Year Ended October 31, 1997               10.21       0.42             0.14          0.56
-------------------------------------------------------------------------------------------
Year Ended October 31, 1998               10.35       0.41             0.17          0.58
-------------------------------------------------------------------------------------------
Year Ended October 31, 1999               10.52       0.42            (0.40)         0.02
-------------------------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                              10.12       0.21            (0.09)         0.12

MISSOURI TAX-EXEMPT BOND

Six Months Ended November 30,
 1995/11/                                 11.52       0.27             0.22          0.49
-------------------------------------------------------------------------------------------
Year Ended November 30, 1996              11.74       0.55            (0.05)         0.50
-------------------------------------------------------------------------------------------
Year Ended November 30, 1997              11.69       0.53             0.18          0.71
-------------------------------------------------------------------------------------------
Year Ended November 30, 1998              11.87       0.52             0.21          0.73
-------------------------------------------------------------------------------------------
Year Ended November 30, 1999              12.08       0.50            (0.74)        (0.24)
-------------------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                              11.31       0.26            (0.19)         0.07

NATIONAL MUNICIPAL BOND

November 18, 1996/2/ to November 30,
 1996                                     10.00       0.02             0.05          0.07
-------------------------------------------------------------------------------------------
Year Ended November 30, 1997              10.05       0.52             0.22          0.74
-------------------------------------------------------------------------------------------
Year Ended November 30, 1998              10.27       0.30             0.30          0.74
-------------------------------------------------------------------------------------------
Year Ended November 30, 1999              10.22       0.41            (0.69)        (0.28)
-------------------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                               9.43       0.20            (0.18)         0.02
-------------------------------------------------------------------------------------------

 1 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, and National Municipal Bond Fund, substantially all investment income is exempt from federal income tax.

 2  Period from commencement of operations.

 3 The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

 4 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.46%,
    1.44%, 1.46%, 1.46%, 1.56%, 1.77%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
    1996, 1995 would have been 7.51%, 6.79%, 6.99%, 6.93%, 7.06%,
    7.11%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.11%,
    1.07%, 1.06%, 1.13%, 1.22%, 1.20%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.95%, 3.73%, 3.69%, 3.73%, 3.52%,
    3.76%, respectively.

 6 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 0.98%,
    1.07%, 1.06%, 1.06%, 1.05%, 1.18%, respectively; and (unaudited)
    ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 4.60%, 4.09%, 4.08%,
    4.37%, 4.55%, 4.39%, respectively.

 7 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 1.09%,
    1.16%, 1.16%, 1.17%, 1.07%, respectively; and (unaudited) ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996 would have been 4.27%, 3.94%, 3.97%, 3.89%, 8.38%, respectively.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

               Less Distributions                                     Supplemental Data and Ratios
     ---------------------------------------------           -----------------------------------------------
                                                                                                Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net  Investment
      from Net      Distributions                 Net Asset              End of      Expenses      Income    Portfolio
     Investment         From            Total     Value, End   Total     Period     to Average   to Average   Turnover
       Income       Capital Gains   Distributions of Period  Return/3/   (000s)     Net Assets   Net Assets   Rate/15/

       $(0.67)         $(0.04)         $(0.71)      $10.53   12.71%/8/  $ 47,513   1.47%/4/,/9/ 7.41%/4/,/9/ 258.00%/8/
-----------------------------------------------------------------------------------------------------------------------
        (0.72)             -            (0.72)       10.50    6.99%      110,775   1.36%/4/     7.26%/4/     201.00%
-----------------------------------------------------------------------------------------------------------------------
        (0.74)             -            (0.74)       10.67    9.02%      179,413   1.26%/4/     7.13%/4/     142.00%
-----------------------------------------------------------------------------------------------------------------------
        (0.73)          (0.10)          (0.83)        9.62   (2.16)%     202,354   1.26%/4/     7.19%/4/     146.00%
-----------------------------------------------------------------------------------------------------------------------
        (0.64)/13/         -            (0.64)        8.52   (4.99)%     160,605   1.28%/4/     6.95%/4/      73.00%
-----------------------------------------------------------------------------------------------------------------------
        (0.34)             -            (0.34)        8.32    1.77%/8/   138,250   1.35%/4/,/9/ 7.62%/4/,/9/  29.00%/8/


        (0.42)             -            (0.42)       10.23    9.07%        7,711   0.71%/5/     4.25%/5/      44.13%
-----------------------------------------------------------------------------------------------------------------------
        (0.41)             -            (0.41)       10.21    3.87%       10,690   0.75%/5/     3.99%/5/      30.46%
-----------------------------------------------------------------------------------------------------------------------
        (0.42)             -            (0.42)       10.35    5.60%       19,199   0.75%/5/     4.11%/5/      11.22%
-----------------------------------------------------------------------------------------------------------------------
        (0.41)             -            (0.41)       10.52    5.73%       32,466   0.75%/5/     4.00%/5/      14.38%
-----------------------------------------------------------------------------------------------------------------------
        (0.41)          (0.01)          (0.42)       10.12    0.14%       20,016   0.89%/5/     3.91%/5/      21.77%
-----------------------------------------------------------------------------------------------------------------------
        (0.21)          (0.04)          (0.25)        9.99    1.14%/8/    14,798   0.92%/5/,/9/ 4.14%/5/,/9/  10.68%/8/


        (0.27)             -            (0.27)       11.74    4.32%       24,726   0.95%/6/,/9/ 4.64%/6/,/9/   1.55%
-----------------------------------------------------------------------------------------------------------------------
        (0.55)             -            (0.55)       11.69    4.41%       25,144   0.85%/6/     4.75%/6/       3.66%
-----------------------------------------------------------------------------------------------------------------------
        (0.53)             -            (0.53)       11.87    6.27%       23,722   0.86%/6/     4.57%/6/       3.50%
-----------------------------------------------------------------------------------------------------------------------
        (0.52)             -            (0.52)       12.08    6.31%       23,611   0.86%/6/     4.38%/6/       6.14%
-----------------------------------------------------------------------------------------------------------------------
        (0.51)          (0.02)          (0.53)       11.31   (2.09)%      21,242   0.86%/6/     4.30%/6/       0.76%
-----------------------------------------------------------------------------------------------------------------------
        (0.26)             -            (0.26)       11.12    0.65%/8/    19,487   0.87%/6/,/9/ 4.71%/6/,/9/   2.26%/8/



        (0.02)             -            (0.02)       10.05    0.73%            1   0.37%/7/,/9/ 9.08%/7/,/9/     -
-----------------------------------------------------------------------------------------------------------------------
        (0.52)             -            (0.52)       10.27    7.61%          717   0.35%/7/     4.71%/7/      83.94%
-----------------------------------------------------------------------------------------------------------------------
        (0.44)          (0.35)          (0.79)       10.22    7.56%        1,162   0.85%/7/     4.18%/7/      18.30%
-----------------------------------------------------------------------------------------------------------------------
        (0.41)/14/      (0.10)/14/      (0.51)        9.43   (2.87)%       1,582   0.96%/7/     4.14%/7/         -
-----------------------------------------------------------------------------------------------------------------------
        (0.21)             -            (0.21)        9.24    0.21%/8/     1,438   0.98%/7/,/9/ 4.38%/7/,/9/     -
-----------------------------------------------------------------------------------------------------------------------

     8  Not Annualized.

     9  Annualized.

    10 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

    11 Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

    12 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    13 Includes distributions in excess of net investment income of $0.01 per share.

    14 Includes distributions in excess of net income and net realized gains of $0.01 and $0.01 per share respectively.

    15 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 ............................................................................ 143

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Equity Funds

                                                              Income from Investment Operations
                                                          -----------------------------------------

                                                 Net                    Net Realized and   Total
                                             Asset Value,      Net      Unrealized Gains    from
                                             Beginning of  Investment    or (Losses) on  Investment
                                                Period    Income (Loss)    Securities    Operations

BALANCED INCOME

December 1, 1997/1/
 through October 31, 1998                       $10.00        $0.28/10/      $ 0.96        $ 1.24
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                      11.00         0.28            0.38          0.66
---------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000 (unaudited)      10.94         0.13/10/        0.21          0.34

BALANCED GROWTH

Year Ended October 31, 1995/9/                   22.10         0.49            3.77          4.26
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                      25.89         0.47/11/        2.64          3.11
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                      27.98         0.58            4.19          4.77
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                      30.48         0.56            1.86          2.42
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                      29.82         0.49            1.19          1.68
---------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000 (unaudited)      30.06         0.26            4.21          4.47

GROWTH AND INCOME

Year Ended October 31, 1995/9/                   23.09         0.37            5.14          5.51
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                      27.62         0.42/11/        6.61          7.03
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                      33.07         0.37            8.92          9.29
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                      39.24         0.36            6.55          6.91
---------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                      44.41         0.29            4.92          5.21
---------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000 (unaudited)      46.08         0.07            2.70          2.77

EQUITY INCOME

February 27, 1997/1/
 through November 30, 1997                       10.00         0.19            1.56          1.75
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1998                     11.56         0.18            0.98          1.16
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                     10.24         0.14           (0.18)        (0.04)
---------------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000 (unaudited)         7.84         0.05           (0.13)        (0.08)

RELATIVE VALUE

Year Ended November 30, 1995                     11.36         0.29            3.65          3.94
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1996                     15.02         0.27            4.01          4.28
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1997                     19.03         0.67            4.45          5.12
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1998                     23.48         0.11            3.66          3.77
---------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                     26.26         0.10            3.01          3.11
---------------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000 (unaudited)        29.10         0.13           (0.24)        (0.11)
---------------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 1.37%, 1.48%, 1.63%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 2.35%, 2.29%, 2.19%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.27%, 1.25%, 1.24%, 1.25%, 1.28%, 1.25%, respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.57%,
    1.52%, 1.67%, 1.80%, 1.52%, 1.74%, respectively.

 6  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.19%, 1.18%, 1.19%, 1.19%, 1.23%, 1.20%, respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended
    October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.33%,
    0.73%, 0.79%, 1.02%, 1.35%, 1.40%, respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

                    Less Distributions                                  Supplemental Data and Ratios
     --------------------------------------------------------------------------------------------------------------
                                                                                            Ratio of Net
     Dividends                                                     Net Assets, Ratio of Net  Investment
      from Net    Distributions               Net Asset              End of      Expenses   Income (Loss) Portfolio
     Investment       From          Total     Value, End   Total     Period     to Average   to Average   Turnover
       Income     Capital Gains Distributions of Period   Return     (000s)     Net Assets   Net Assets   Rate/12/

       $(0.24)       $   -         $(0.24)      $11.00   12.46%/2/  $ 10,614   1.00%/3/,/4/ 2.82%/3/,/4/  58.33%/2/
-------------------------------------------------------------------------------------------------------------------
        (0.28)        (0.44)        (0.72)       10.94    6.01%       13,087   1.18%/4/     2.59%/4/      48.46%
-------------------------------------------------------------------------------------------------------------------
        (0.12)        (0.20)        (0.32)       10.96    3.20%/2/    11,413   1.22%/3/,/4/ 2.50%/3/,/4/  93.42%/2/


        (0.47)           -          (0.47)       25.89   19.55%       21,832   0.94%/5/     2.05%/5/      61.87%
-------------------------------------------------------------------------------------------------------------------
        (0.47)        (0.55)        (1.02)       27.98   12.30%       29,034   1.00%/5/     1.80%/5/      63.91%
-------------------------------------------------------------------------------------------------------------------
        (0.59)        (1.68)        (2.27)       30.48   18.07%       44,026   1.00%/5/     2.06%/5/      69.90%
-------------------------------------------------------------------------------------------------------------------
        (0.58)        (2.50)        (3.08)       29.82    8.60%       59,657   1.00%/5/     1.91%/5/      56.44%
-------------------------------------------------------------------------------------------------------------------
        (0.49)        (0.95)        (1.44)       30.06    5.56%       53,807   1.18%/5/     1.59%/5/      69.42%
-------------------------------------------------------------------------------------------------------------------
        (0.26)        (1.67)        (1.93)       32.60   15.29%/2/    53,470   1.22%/3/,/5/ 1.62%/3/,/5/  81.13%/2/


        (0.38)        (0.60)        (0.98)       27.62   24.75%       42,424   1.09%/6/     1.51%/6/      47.85%
-------------------------------------------------------------------------------------------------------------------
        (0.39)        (1.19)        (1.58)       33.07   26.62%       71,310   1.15%/6/     1.42%/6/      51.37%
-------------------------------------------------------------------------------------------------------------------
        (0.39)        (2.73)        (3.12)       39.24   30.47%      128,070   1.12%/6/     1.09%/6/      31.36%
-------------------------------------------------------------------------------------------------------------------
        (0.35)        (1.39)        (1.74)       44.41   18.08%      190,331   1.12%/6/     0.86%/6/      48.56%
-------------------------------------------------------------------------------------------------------------------
        (0.35)        (3.21)        (3.56)       46.06   11.78%      194,089   1.17%/6/     0.74%/6/      62.20%
-------------------------------------------------------------------------------------------------------------------
        (0.05)        (3.90)        (3.95)       44.90    6.43%/2/   181,142   1.19%/3/,/6/ 0.33%/3/,/6/  91.87%/2/


        (0.19)           -          (0.19)       11.56   17.64%/2/         1   0.37%/3/,/7/ 2.34%/3/,/7/  48.33%/2/
-------------------------------------------------------------------------------------------------------------------
        (0.19)        (2.29)        (2.48)       10.24   11.82%           35   1.23%/7/     1.40%/7/      98.32%
-------------------------------------------------------------------------------------------------------------------
        (0.13)        (2.23)        (2.36)        7.84    0.09%           95   1.28%/7/     1.58%/7/      81.84%
-------------------------------------------------------------------------------------------------------------------
        (0.05)        (1.11)        (1.16)        6.60    0.99%/2/       121   1.36%/3/,/7/ 1.59%/3/,/7/  15.81%/2/


        (0.28)           -          (0.28)       15.02   35.10%      131,979   1.06%/8/     2.17%/8/      24.00%
-------------------------------------------------------------------------------------------------------------------
        (0.26)        (0.01)        (0.27)       19.03   28.86%      215,843   1.04%/8/     1.71%/8/      16.00%
-------------------------------------------------------------------------------------------------------------------
        (0.28)        (0.39)        (0.67)       23.48   27.69%       37,748   1.01%/8/     1.40%/8/      18.00%
-------------------------------------------------------------------------------------------------------------------
        (0.17)        (0.82)        (0.99)       26.26   16.67%       50,925   1.29%/8/     0.70%/8/      26.00%
-------------------------------------------------------------------------------------------------------------------
        (0.16)        (0.11)        (0.27)       29.10   11.89%       54,825   1.30%/8/     0.52%/8/      11.00%
-------------------------------------------------------------------------------------------------------------------
        (0.09)           -          (0.09)       28.90   (0.38)%      49,126   1.35%/3/,/8/ 0.88%/3/,/8/   4.00%
-------------------------------------------------------------------------------------------------------------------

     7  Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, would have been
        1.46%, 1.38%, 1.32%, 1.60%, respectively; and (unaudited)
        ratios of net investment income to average net assets for
        the period ended May 31, 2000 and for the fiscal years ended
        November 30, 1999, 1998, 1997 would have been 1.49%, 1.48%,
        1.31%, 1.11%, respectively.
     8  Without fees waived, the ratio of net expenses to average net assets for the period ended May 31, 2000 and for the
        fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.46%, 1.46%, 1.49%, 1.21%, 1.24%, 1.26%,
        respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000 and for the
        fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 0.77%, 0.36%, 0.50%, 1.20%, 1.51%, 1.97%,
        respectively.
     9  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
        January 9, 1995, Institutional shareholders exchanged their
        Series A shares for the Funds' Institutional series shares.
        For the year ended October 31, 1995, the Financial
        Highlights ratios of net expenses to average net assets,
        ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the
        Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
        November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January
        9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class
        for the period January 10, 1995 through October 31, 1995.
    10  Net investment income (loss) per share represents net
        investment income divided by the average shares outstanding throughout the period.
    11  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for
        permanent book and tax differences.
    12  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 ............................................................................ 145

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Equity Funds (cont'd)

                                                       Income from Investment Operations
                                                   ------------------------------------------

                                          Net                     Net Realized and
                                      Asset Value,      Net       Unrealized Gains Total from
                                      Beginning of  Investment     or (Losses) on  Investment
                                         Period    Income (Loss)     Securities    Operations

 EQUITY INDEX

 Year Ended October 31, 1995/7/          $33.41       $ 0.70           $ 7.70        $ 8.40
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              41.07         0.77/8/          8.69          9.46
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              49.40         0.80/9/         14.33         15.13
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              63.11         0.84            12.58         13.42
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              74.58         0.80            17.75         18.55
---------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             91.83         0.40/9/          5.72          6.12

 LARGE CAP CORE EQUITY

 Year Ended October 31, 1995/7/           21.47        (0.02)            4.16          4.14
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              25.58        (0.07)/8/         4.81          4.74
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              30.32        (0.05)/8/         6.30          6.25
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              35.27        (0.02)/9/         5.66          5.64
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              35.72        (0.12)/9/         6.42          6.30
---------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             37.96        (0.07)            7.08          7.01

 LARGE CAP GROWTH

 December 12, 1995/1/ through
  November 30, 1995                       10.00         0.24             2.67          2.91
---------------------------------------------------------------------------------------------
 Year Ended November 30, 1996             12.70         0.17             3.12          3.29
---------------------------------------------------------------------------------------------
 Year Ended November 30, 1997             15.17         0.19             2.97          3.16
---------------------------------------------------------------------------------------------
 Year Ended November 30, 1998             17.17         0.02             3.32          3.34
---------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             19.52        (0.04)            4.88          4.84
---------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             23.89        (0.02)            1.83          1.81
---------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.68%, 0.68%, 0.69%, 0.70%, 0.73%, 0.73%, respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%,
    0.85%, 1.07%, 1.33%, 1.69%, 2.07%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.20%, 1.20%, 1.21%, 1.21%, 1.23%, 1.21%, respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been
    (0.32)%, (0.32)%, (0.12)%, (0.24)%, (0.36)%, (0.18)%,
    respectively.

 6 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000, the fiscal year ended November 30, 1999, 1998, 1997, 1996 and the period ended November 30, 1995 would have been 1.47%, 1.52%, 1.54%, 1.29%,
    1.39%, 1.40%, respectively; and ratios of net investment income to average net assets for the period ended May 31, 2000, the fiscal year ended November 30, 1999, 1998, 1997, 1996 and the period ended November 30, 1995 would have been (0.28)%, (0.24)%, (0.08)%, 0.66%, 1.11%, 1.77%, respectively.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

                    Less Distributions                                   Supplemental Data and Ratios
     ----------------------------------------------------------------------------------------------------------------
                                                                                             Ratio of Net
     Dividends                                                     Net Assets, Ratio of Net   Investment
      from Net    Distributions               Net Asset              End of      Expenses   Income (Loss)  Portfolio
     Investment       From          Total     Value, End   Total     Period     to Average    to Average    Turnover
       Income     Capital Gains Distributions of Period   Return     (000s)     Net Assets    Net Assets    Rate/10/

       $(0.68)       $(0.06)       $(0.74)      $41.07   25.79%     $ 18,663   0.66%/4/      2.14%/4/        4.61%
---------------------------------------------------------------------------------------------------------------------
        (0.78)        (0.35)        (1.13)       49.40   23.36%       39,656   0.66%/4/      1.76%/4/        7.48%
---------------------------------------------------------------------------------------------------------------------
        (0.81)        (0.61)        (1.42)       63.11   31.08%       76,866   0.63%/4/      1.40%/4/        9.81%
---------------------------------------------------------------------------------------------------------------------
        (0.84)        (1.11)        (1.95)       74.58   21.63%      110,129   0.58%/4/      1.18%/4/        2.91%
---------------------------------------------------------------------------------------------------------------------
        (0.83)        (0.47)        (1.30)       91.83   25.01%      142,247   0.61%/4/      0.92%/4/       13.95%
---------------------------------------------------------------------------------------------------------------------
        (0.39)        (2.08)        (2.47)       95.48    6.64%/2/   146,680   0.62%/3/,/4/  0.85%/3/,/4/    2.80%/2/


        (0.03)           -          (0.03)       25.58   19.31%       10,105   1.09%/5/     (0.06)%/5/      49.84%
---------------------------------------------------------------------------------------------------------------------
           -             -             -         30.32   18.53%       16,636   1.15%/5/     (0.29)%/5/      56.75%
---------------------------------------------------------------------------------------------------------------------
           -          (1.30)        (1.30)       35.27   21.30%       25,043   1.14%/5/     (0.16)%/5/      62.09%
---------------------------------------------------------------------------------------------------------------------
        (0.02)        (5.17)        (5.19)       35.72   18.58%       38,213   1.14%/5/     (0.05)%/5/      51.82%
---------------------------------------------------------------------------------------------------------------------
        (0.02)        (4.04)        (4.06)       37.96   17.92%       47,238   1.19%/5/     (0.31)%/5/      59.35%
---------------------------------------------------------------------------------------------------------------------
           -          (2.03)        (2.03)       42.94   18.84%/2/    51,718   1.19%/3/,/5/ (0.31)%/3/,/5/  65.02%/2/


        (0.21)           -          (0.21)       12.70   29.44%/2/    48,699   1.17%/3/,/6/  2.00%/3/,/6/  171.00%/2/
---------------------------------------------------------------------------------------------------------------------
        (0.16)        (0.66)        (0.82)       15.17   27.34%       85,311   1.19%/6/      1.31%/6/       96.00%
---------------------------------------------------------------------------------------------------------------------
        (0.14)        (1.02)        (1.16)       17.17   22.65%       45,025   1.09%/6/      0.86%/6/       60.00%
---------------------------------------------------------------------------------------------------------------------
        (0.03)        (0.96)        (0.99)       19.52   20.76%       66,478   1.34%/6/      0.12%/6/       48.00%
---------------------------------------------------------------------------------------------------------------------
        (0.02)        (0.45)        (0.47)       23.89   25.26%       90,468   1.36%/6/     (0.08)%/6/      28.00%
---------------------------------------------------------------------------------------------------------------------
           -             -             -         25.70    7.58%/2/   101,800   1.36%/3/,/6/ (0.17)%/3/,/6/   9.00%/2/
---------------------------------------------------------------------------------------------------------------------

     7 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

     8 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

     9 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    10  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of
        shares issued.
 ............................................................................ 147

 ................................................................................

[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Equity Funds (cont'd)

                                                        Income from Investment Operations
                                                    -----------------------------------------

                                           Net                    Net Realized and
                                       Asset Value,      Net      Unrealized Gains Total from
                                       Beginning of  Investment    or (Losses) on  Investment
                                          Period    Income (Loss)    Securities    Operations

 INTERNATIONAL VALUE/6/

 Year Ended October 31, 1995/7/           19.99          0.08          (0.87)        (0.79)
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1996              19.15          0.07/8/        1.43          1.50
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1997              20.21          0.06/8/       (1.10)        (1.04)
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1998              18.58          0.20/9/       (3.15)        (2.95)
---------------------------------------------------------------------------------------------
 Year Ended October 31, 1999              15.18          0.03           3.62          3.65
---------------------------------------------------------------------------------------------
 Six Months Ended April 30, 2000
  (unaudited)                             18.53         (0.05)/9/      (0.23)        (0.28)

 GLOBAL EQUITY

 Dec. 3, 1997/1/ through Nov. 30,
  1998                                    10.00          0.05           0.34          0.39
---------------------------------------------------------------------------------------------
 Year Ended November 30, 1999             10.35          0.09           2.78          2.87
---------------------------------------------------------------------------------------------
 Six Months Ended May 31, 2000
  (unaudited)                             12.94          0.01           0.47          0.48
---------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 2.04%, 2.10%, 2.16%, 2.50%, 2.61%, 2.85%, respectively; and
    ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended
    October 31, 1999, 1998, 1997, 1996, 1995 would have been
    (0.74)%, (0.27)%, 0.71%, (0.50)%, (0.48)%, (0.69)%,
    respectively.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

                    Less Distributions                                   Supplemental Data and Ratios
     -----------------------------------------------------------------------------------------------------------------
                                                                                               Ratio of Net
     Dividends                                                       Net Assets, Ratio of Net   Investment
      from Net    Distributions               Net Asset                End of      Expenses   Income (Loss)  Portfolio
     Investment       From          Total     Value, End    Total      Period     to Average    to Average   Turnover
       Income     Capital Gains Distributions of Period    Return      (000s)     Net Assets    Net Assets   Rate/10/

       (0.04)         (0.01)        (0.05)      19.15     (3.95)%       1,633    1.70%/4/      0.46%/4/      15.12%
----------------------------------------------------------------------------------------------------------------------
       (0.07)         (0.37)        (0.44)      20.21      7.95%        3,769    1.75%/4/      0.37%/4/      31.57%
----------------------------------------------------------------------------------------------------------------------
       (0.13)         (0.46)        (0.59)      18.58     (5.30)%       6,502    1.75%/4/      0.25%/4/      97.09%
----------------------------------------------------------------------------------------------------------------------
       (0.08)         (0.37)        (0.45)      15.18    (16.16)%       6,486    1.75%/4/      1.12%/4/      43.96%
----------------------------------------------------------------------------------------------------------------------
       (0.30)            -          (0.30)      18.53     24.48%        6,418    1.81%/4/      0.56%/4/      45.50%
----------------------------------------------------------------------------------------------------------------------
       (0.01)            -          (0.01)      18.23     (1.56)%/2/    5,963    1.82%/3/,/4/ (0.52)%/3/,/4/ 51.16%/2/


       (0.04)            -          (0.04)      10.35      3.95%/2/    48,459    1.31%/3/,/5/  0.37%/3/,/5/   3.00%/2/
----------------------------------------------------------------------------------------------------------------------
       (0.10)         (0.18)        (0.28)      12.94     28.44%       59,496    1.13%/5/      0.27%/5/      34.00%
----------------------------------------------------------------------------------------------------------------------
          -           (0.14)        (0.14)      13.28      3.70%/2/    72,196    1.15%/3/,/5/  0.21%/3/,/5/   7.00%/2/
----------------------------------------------------------------------------------------------------------------------

     5 Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 1.26%, 1.29%, 1.51%, respectively; and ratios of net investment income to average net assets for the periods ended May 31, 2000 and fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 0.10%, 0.11%, 0.17%, respectively.

     6. Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisors.

     7 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

     8 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

     9 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    10  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of
        shares issued.
 ............................................................................ 149
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--------------------------------------------------------------------------------

Equity Funds

                                                           Income from Investment Operations
                                                       -------------------------------------------

                                              Net                      Net Realized and
                                          Asset Value,      Net        Unrealized Gains Total from
                                          Beginning of  Investment      or (Losses) on  Investment
                                             Period    Income (Loss)      Securities    Operations

INTERNATIONAL GROWTH

Year Ended November 30, 1995                 $ 9.90       $ 0.01            $ 0.86        $ 0.87
--------------------------------------------------------------------------------------------------
Year Ended November 30, 1996                  10.75         0.01              1.27          1.28
--------------------------------------------------------------------------------------------------
Year Ended November 30, 1997                  12.03        (0.03)             0.33          0.30
--------------------------------------------------------------------------------------------------
Year Ended November 30, 1998                  11.97           -               1.78          1.78
--------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                  13.25        (0.01)             4.55          4.54
--------------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000
 (unaudited)                                  17.00        (0.14)             1.11          0.97

MIDCAP INDEX

November 4, 1999/1/ through April 30,
 2000 (unaudited)                             10.00         0.04              1.65          1.69

MIDCAP CORE EQUITY

Year Ended October 31, 1995/8/                33.19        (0.07)             8.49          8.42
--------------------------------------------------------------------------------------------------
Year Ended October 31, 1996                   41.40        (0.13)/9/          4.70          4.57
--------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                   41.38        (0.20)/9/          8.44          8.24
--------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                   44.36        (0.24)/10/        (2.07)        (2.31)
--------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                   37.59        (0.08)/10/         0.60          0.52
--------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                                  37.80        (0.22)            11.63         11.41

SMALL CAP INDEX

December 30, 1998/1/ through November
 30, 1999                                     10.00           -               0.17          0.17
--------------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000
 (unaudited)                                  10.17        (0.01)             0.95          0.94
--------------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.64%, 1.75%, 1.75%, 1.75%, 1.76%, 1.75%, respectively; and
    (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.34)%, (0.19)%, (0.16)%, (0.37)%, (0.16)%, (0.18)%
    respectively.

 5 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 would have been 0.94%; and the ratio of net investment income to average net assets for the period ended April 30, 2000 would have been 0.58%.

 6 Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.22%, 1.21%, 1.20%, 1.20%, 1.17%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.54)%, (0.23)%,
    (0.64)%, (0.57)%, (0.42)%, (0.27)%, respectively.

 7  Without fees waived, ratios of net expenses to average net assets for the periods ended May 31, 2000 and November 30, 1999, would have been 1.07% and 1.12% and (unaudited) ratios of net investment income to average net assets for the periods ended
    May 31, 2000 and November 30, 1999 would have been (0.30)% and
    (0.16)%.
 ................................................................................

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--------------------------------------------------------------------------------

               Less Distributions                                                 Supplemental Data and Ratios
     ---------------------------------------------                     --------------------------------------------------
                                                                                                 Ratio of Net
     Dividends                                                         Net Assets, Ratio of Net   Investment
      from Net      Distributions                 Net Asset              End of      Expenses   Income (Loss)  Portfolio
     Investment         From            Total     Value, End   Total     Period     to Average  to Average Net  Turnover
       Income       Capital Gains   Distributions of Period   Return     (000s)     Net Assets      Assets      Rate/11/


       $   -           $(0.02)/12/     $(0.02)      $10.75    8.78%     $  2,159   1.44%/4/      0.13%/4/       62.78%
-------------------------------------------------------------------------------------------------------------------------
           -               -               -         12.03   11.91%        6,059   1.44%/4/      0.16%/4/       77.63%
-------------------------------------------------------------------------------------------------------------------------
        (0.05)/12/      (0.31)          (0.36)       11.97    2.59%        6,798   1.59%/4/     (0.21)%/4/      75.18%
-------------------------------------------------------------------------------------------------------------------------
        (0.07)/12/      (0.43)          (0.50)       13.25   15.37%        8,058   1.58%/4/      0.01%/4/       88.95%
-------------------------------------------------------------------------------------------------------------------------
        (0.04)/12/      (0.75)          (0.79)       17.00   36.61%       11,307   1.56%/4/      0.00%/4/       93.73%
-------------------------------------------------------------------------------------------------------------------------
        (0.10)          (1.52)          (1.62)       16.35    5.84%/2/    16,167   1.48%/3/,/4/ (0.18)%/3/,/4/  44.99%/2/



        (0.04)             -            (0.04)       11.65   16.88%/2/     1,391   0.75%/3/,/5/  0.77%/3/,/5/   23.17%/2/



           -            (0.21)          (0.21)       41.40   25.56%       87,269   1.09%/6/     (0.19)%/6/      79.25%
-------------------------------------------------------------------------------------------------------------------------
           -            (4.59)          (4.59)       41.38   12.27%      111,159   1.13%/6/     (0.35)%/6/     103.34%
-------------------------------------------------------------------------------------------------------------------------
           -            (5.26)          (5.26)       44.36   22.18%      147,396   1.12%/6/     (0.50)%/6/      97.40%
-------------------------------------------------------------------------------------------------------------------------
           -            (4.46)          (4.46)       37.59   (5.91)%     136,146   1.13%/6/     (0.57)%/6/      77.39%
-------------------------------------------------------------------------------------------------------------------------
           -            (0.31)          (0.31)       37.80    1.31%       95,758   1.19%/6/     (0.21)%/6/     139.91%
-------------------------------------------------------------------------------------------------------------------------
           -            (0.79)          (0.79)       48.42   30.50%/2/   100,515   1.20%/3/,/6/ (0.52)%/3/,/6/ 177.11%/2/



           -               -               -         10.17    1.74%/2/    14,955   0.92%/3/,/7/ (0.06)%/3/,/7/  35.27%/2/
-------------------------------------------------------------------------------------------------------------------------
           -            (0.14)          (0.14)       10.97    9.33%/2/    14,978   0.97%/3/,/7/ (0.20)%/3/,/7/  19.13%/2/
-------------------------------------------------------------------------------------------------------------------------

     8 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

     9 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    10 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

    11 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    12  Includes distribution in excess of net investment income for the periods ended November 30, 1999, 1998, 1997 of $0.01, $0.07 and
        $0.02 per share respectively. Includes return of capital
        distribution of $0.01 per share for the period ended November
        30, 1995.
 ............................................................................ 151

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Equity Funds (cont'd.)

                                                           Income from Investment Operations
                                                       -----------------------------------------

                                              Net                    Net Realized and
                                          Asset Value,      Net      Unrealized Gains Total from
                                          Beginning of  Investment    or (Losses) on  Investment
                                             Period    Income (Loss)    Securities    Operations

SMALL CAP CORE EQUITY

Year Ended November 30, 1995                 11.96         (0.01)          2.36          2.35
------------------------------------------------------------------------------------------------
Year Ended November 30, 1996                 13.40         (0.01)          1.03          1.02
------------------------------------------------------------------------------------------------
Year Ended November 30, 1997                 13.36         (0.04)          2.48          2.44
------------------------------------------------------------------------------------------------
Year Ended November 30, 1998                 14.98         (0.07)         (1.87)        (1.94)
------------------------------------------------------------------------------------------------
Year Ended November 30, 1999                 11.82         (0.07)/8/       2.10          2.03
------------------------------------------------------------------------------------------------
Six Months Ended May 31, 2000
 (unaudited)                                 13.80         (0.09)/8/       3.05          2.96

SCIENCE & TECHNOLOGY

March 31, 2000/1/ through May 31, 2000
 (unaudited)                                 21.93         (0.05)         (4.53)        (4.58)
MICROCAP

August 1, 1995/1/ through June 30, 1996      10.00         (0.02)          6.10          6.08
------------------------------------------------------------------------------------------------
July 1, 1996 through October 31, 1996        15.42         (0.08)/7/       0.82          0.74
------------------------------------------------------------------------------------------------
Year Ended October 31, 1997                  16.16         (0.18)/7/       4.24          4.06
------------------------------------------------------------------------------------------------
Year Ended October 31, 1998                  17.47         (0.25)/8/      (3.17)        (3.42)
------------------------------------------------------------------------------------------------
Year Ended October 31, 1999                  12.38         (0.26)/7/       9.71          9.45
------------------------------------------------------------------------------------------------
Six Months Ended April 30, 2000
 (unaudited)                                 21.80         (0.19)         14.80         14.61
------------------------------------------------------------------------------------------------

 1  Commencement of operations.

 2  Not annualized.

 3  Annualized.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.39%, 1.36%, 1.35%, 1.35%, 1.36%, 1.36%, respectively; and
    (unaudited) ratios of net investment income to average net assets for the period ended May 31, 2000 and for the fiscal years ended November 30, 1999, 1998, 1997, 1996, 1995 would have been (0.17)%, (0.69)%, (0.55)%, (0.39)%, (0.26)%, (0.21)%, respectively.

 5  Without fees waived, ratios of net expenses to average net assets for the period ended May 31, 2000 would have been 1.70%, and the ratio of net investment income to average net assets would have been (1.19)%.
 ................................................................................

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--------------------------------------------------------------------------------

               Less Distributions                                                  Supplemental Data and Ratios
     --------------------------------------------                       --------------------------------------------------
                                                                                                  Ratio of Net
     Dividends                                                          Net Assets, Ratio of Net   Investment
      from Net      Distributions                Net Asset                End of      Expenses   Income (Loss)  Portfolio
     Investment         From           Total     Value, End    Total      Period     to Average  to Average Net  Turnover
       Income       Capital Gains  Distributions of Period    Return      (000s)     Net Assets      Assets      Rate/9/


          -             (0.91)         (0.91)      13.40     21.43%       17,620    1.26%/4/     (0.11)%/4/      83.13%
--------------------------------------------------------------------------------------------------------------------------
       (0.01)/10/       (1.05)         (1.06)      13.36      8.39%       30,081    1.26%/4/     (0.13)%/4/      65.85%
--------------------------------------------------------------------------------------------------------------------------
          -             (0.82)         (0.82)      14.98     19.41%       34,395    1.25%/4/     (0.29)%/4/      80.23%
--------------------------------------------------------------------------------------------------------------------------
          -             (1.22)/10/     (1.22)      11.82    (14.17)%      25,037    1.25%/4/     (0.45)%/4/      69.72%
--------------------------------------------------------------------------------------------------------------------------
          -             (0.05)         (0.05)      13.80     17.27%        2,448    1.26%/4/     (0.59)%/4/      72.08%
--------------------------------------------------------------------------------------------------------------------------
          -             (0.27)         (0.27)      16.49     21.78%/2/     4,237    1.28%/3/,/4/ (0.06)%/3/,/4/  40.05%/2/



          -                -              -        17.35    (20.88)%/2/      533    1.61%/3/,/5/ (1.10)%/3/,/5/  31.00%/2/



       (0.04)           (0.62)         (0.66)      15.42     63.52%/2/     9,036    1.99%/3/,/6/ (0.36)%/3/,/6/ 283.67%/2/
--------------------------------------------------------------------------------------------------------------------------
          -                -              -        16.16      4.80%/2/     9,273    1.97%/3/,/6/ (1.69)%/3/,/6/  64.44%/2/
--------------------------------------------------------------------------------------------------------------------------
          -             (2.75)         (2.75)      17.47     29.78%       16,793    1.95%/6/     (1.45)%/6/     158.39%
--------------------------------------------------------------------------------------------------------------------------
          -             (1.67)         (1.67)      12.38    (21.71)%      12,419    1.99%/6/     (1.63)%/6/     135.61%
--------------------------------------------------------------------------------------------------------------------------
          -             (0.03)         (0.03)      21.80     76.54%       21,988    2.01%/6/     (1.43)%/6/     200.09%
--------------------------------------------------------------------------------------------------------------------------
          -             (6.13)         (6.13)      30.28     81.55%/2/    40,097    1.94%/3/,/6/ (0.52)%/3/,/6/ 231.39%/2/
--------------------------------------------------------------------------------------------------------------------------

     6 Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and for the period ended June 30, 1996 would have been 1.94%, 2.02%, 2.06%, 2.03%, 2.04%, 2.22%, respectively; and the ratio of net investment income (loss) to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and the period ended June 30, 1996 would have been (0.52)%, (1.44)%,
        (1.70)%, (1.53)%, (1.76)%, (0.59)%, respectively.

     7 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

     8 Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

     9 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    10  Includes distribution in excess of net capital gains of
        $0.03 per share for the period ended November 30, 1998.
        Includes distribution in excess of net investment income of
        $0.01 per share for the period ended November 30. 1996.
 ............................................................................ 153

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--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P SmallCap 600 Index", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Firstar Funds. The Equity Index Fund, MidCap Index Fund and Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund, MidCap Index Fund or Small Cap Index Fund.

The Lehman Brothers 1-3 Year Government/Credit Bond Index, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Government/Credit Bond Index are trademarks of Lehman Brothers. The Fund, its Adviser and the Administrator are not affiliated in any way with Lehman
Brothers. Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.
 ................................................................................

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For More Information

Annual/Semiannual Reports
Additional information about the Funds' performance and investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semi-annual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND

By mail - Firstar Funds
         615 East Michigan Street
         P.O. Box 3011
         Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

The Fund's Investment Company Act File Number is 811-5380.
 ................................................................................

                       Prospectus

                       December 11, 2000

                       MONEY MARKET FUNDS
                       Institutional Money Market Fund
                       Money Market Fund
                       Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund
                       U.S. Treasury Money Market Fund



                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

[LOGO OF FIRSTAR] Bigger & Brighter

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--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Money Market Fund and
-------------------------------------------------------
 Institutional Money Market Fund                      1
-------------------------------------------------------
Tax-Exempt Money Market Fund                          4
-------------------------------------------------------
Ohio Tax-Exempt Money Market Fund                     7
-------------------------------------------------------
U.S. Government Money Market Fund                    12
-------------------------------------------------------
U.S. Treasury Money Market Fund                      14
-------------------------------------------------------
Types of Investment Risk                             17
-------------------------------------------------------
Investing With Firstar Funds                         21
-------------------------------------------------------
   Share Classes Available                           21
-------------------------------------------------------
   Purchasing Shares                                 21
-------------------------------------------------------
   Redeeming Shares                                  25
-------------------------------------------------------
   Exchanging Shares                                 27
-------------------------------------------------------
Additional Shareholder Services                      28
-------------------------------------------------------
   Additional Information                            29
-------------------------------------------------------
   Dividends, Capital Gains Distributions and Taxes  29
-------------------------------------------------------
   Management of the Funds                           30
-------------------------------------------------------
   Net Asset Value and Days of Operation             31
-------------------------------------------------------
Appendix                                             32
-------------------------------------------------------
   Financial Highlights                              32
-------------------------------------------------------

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.


 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Money Market Fund and Institutional Money Market Fund

Objective
[GRAPHIC]

The investment objective of the Money Market Fund and the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

Each Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

Each Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

Each Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]


The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year and the average annual returns of each Fund's shares. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results.

Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.



 .............................................................................. 1
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                                   [GRAPH]

Year-by-year total return as of 12/31 each year (%)
          Money Market      Institutional Money Market

90           8.05                          0
91           5.87                          0
92           3.42                       3.58
93           2.67                       2.90
94           3.84                       4.08
95           5.54                       5.81
96           5.00                       5.26
97           5.14                       5.39
98           5.14                       5.38
99           4.57                       4.94

The total return for shares of the Money Market Fund and Institutional Money Market Fund for the nine-month period ended September 30, 2000 was 4.23% and 4.52%, respectively.

--------------------------------------------------------------------------------

                Money Market Fund Institutional Money Market Fund
-----------------------------------------------------------------
Best Quarter:     Q 2 '89   2.33%          Q 2 '95          1.46%
Worst Quarter:    Q 2 '93   0.64%          Q 2 '93          0.70%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99
--------------------------------------------------------------------------------

                                                         Since Inception
                                 1 Year 5 Years 10 Years (inception date)
-------------------------------------------------------------------------
Money Market Fund                4.57%   5.07%   4.91%         --
Institutional Money Market Fund  4.94%   5.35%     --         4.72%
                                                         (April 26, 1991)

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the Money Market Fund and the Institutional Money Market Fund was 5.30% and 5.54%, respectively, and without giving effect to fee waivers was 5.18% and 5.29%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Money Market Fund and the Institutional Money Market Fund.
 ................................................................................

2
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Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund and Institutional Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                              Institutional
                                                     Money        Money
                                                  Market Fund  Market Fund
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 None         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                 None/1/      None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                     None         None
Redemption Fees                                      None/2/      None/2/
Exchange Fees                                        None         None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                               Institutional
                                                      Money        Money
                                                   Market Fund  Market Fund
----------------------------------------------------------------------------
Management Fees (before waivers)/3/                  0.50%         0.49%
Distribution and Service (12b-1) Fees                0.01%/4/      0.00%
Other Expenses (before waivers)/5/                   0.51%         0.36%
                                                    ---------     -------
Total Annual Fund Operating Expenses (before
 waivers)                                            1.02%         0.85%
Fee Waivers and Expense Reimbursements/6/           (0.23)%       (0.46)%
                                                    ---------     -------
Net Annual Fund Operating Expenses/6/                0.79%         0.39%
                                                    =========     =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of shares of the Money Market Fund which were acquired upon exchange for Retail B
  Shares.
2 A fee of $12.00 is charged for each wire redemption for the Money Market Fund and a fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fees of the Money Market
  Fund and the Institutional Money Market Fund are 0.43% and 0.28%,
  respectively, of each Fund's average daily net assets.
4 12b-1 fees after waivers currently are 0.01% of the average daily net assets of the shares of the Money Market Fund. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Funds' Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Money Market Fund and the Institutional Money Market Fund currently are 0.35% and 0.11%, respectively, of each Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for shares of the Money Market Fund and Institutional
  Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses for the Money Market Fund and the Institutional Money Market Fund
  will be no more than 0.79% and 0.39%, respectively, of each Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
 .............................................................................. 3
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Money Market Fund                 $81    $353    $646    $1,481
Institutional Money Market Fund    40     230     435     1,028

--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund

Objective
[GRAPHIC]

The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.

Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.


 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.

                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

90     5.48
91     4.24
92     2.64
93     2.06
94     2.49
95     3.44
96     3.06
97     3.13
98     2.97
99     2.58

The Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 2.52%.


 .............................................................................. 5

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '89 1.58%
Worst Quarter:  Q 1 '94 0.50%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/1999 (Retail A Shares)
--------------------------------------------------------------------------------

                                  1
                                Year  5 Years 10 Years
------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                2.58%  3.03%   3.20%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Tax-Exempt Money Market Fund was 3.66% and without giving effect to fee waivers was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees                                   0.50%
Distribution and Service (12b-1) Fees (before
 waivers)/3/                                      0.00%
Other Expenses (before waivers)/4/                0.43%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.93%
Fee Waivers and Expense Reimbusements/5/         (0.14)%
                                                 -------
Net Annual Fund Operating Expenses/5/             0.79%
                                                 =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A., is custodian.
3 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2)
  the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
   Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.
 ................................................................................

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5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                 $81    $336    $611    $1,397

--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund


Objective
[GRAPHIC]

The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may bechanged by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

                   Examples of Ohio Municipal Securities

 .tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 .bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 .municipal commercial paper and other short-term notes
 .variable rate demand notes
 .municipal bonds and leases
 .participation interests in any of the above

Principal Investment Strategies
[GRAPHIC]

The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit - enhanced by banks. Credit -enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.



 .............................................................................. 7

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Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

Variable Rate Demand Notes
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

Temporary Investments
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to federal regular income tax.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the state or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.

The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:

1. the availability of tax and other revenues;
2. economic, political and demographic conditions within the state or region of the state; and
3. the underlying fiscal condition of the state, its counties, municipalities and school, districts.

See the Additional Statement for additional information regarding Ohio state-specific risks.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (a "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.

                                  [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

90
91
92
93
94
95
96
97
98    2.85
99    2.69
 .............................................................................. 9

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The Ohio Tax-Exempt Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 2.49%.

--------------------------------------------------------------------------------

Best Quarter:   Q 2 '98 0.78%
Worst Quarter:  Q 2 '99 0.62%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                       1                     Since inception
                                     Year  5 Years 10 Years (inception date)
------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
  Retail A Shares                    2.69%   --      --           2.77%
                                                            (December 2, 1997)

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the Ohio Tax-Exempt Money Market Fund was 3.52% and without giving effect to fee waivers was 3.20%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

--------------------------------------------------------------------------------
 ................................................................................

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
----------------------------------------------------------
Management Fees (before fee waivers)/3/            0.50%
Distribution and Service (12b-1) Fees/4/           0.00%
Other Expenses (before fee waivers)/5/             0.63%
                                                  -------
Total Annual Fund Operating Expenses (before fee
 waivers)                                          1.13%
Fee Waivers and Expense Reimbursements/6/         (0.34)%
                                                  -------
Net Annual Fund Operating Expenses/6/              0.79%
                                                  =======

--------------------------------------------------------------------------------
1  A contingent deferred sales charge may be payable upon redemption of Retail
   A Shares of the Ohio Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the Ohio Tax-Exempt Money Market fund is 0.34% of the Fund's average daily net assets.
4 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax-Exempt Money Market Fund currently are 0.45% of the Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -Retail
 A Shares                                   $81    $379    $699    $1,606

--------------------------------------------------------------------------------
 ............................................................................. 11

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--------------------------------------------------------------------------------

U.S. Government Money Market Fund

Objective
[GRAPHIC]

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]


The U.S. Government Money Market Fund invests in short term dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks
[GRAPHIC]


The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

Even though the U.S. Government Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

There can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
                                   [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

90     7.71
91     5.56
92     3.30
93     2.61
94     3.76
95     5.39
96     4.92
97     4.97
98     4.95
99     4.41
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The U.S. Government Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 4.12%.

--------------------------------------------------------------------------------

Best Quarter:   Q2 '89 2.24%
Worst Quarter:  Q2 '93 0.63%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                      4.41%   4.92%   4.75%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for Retail A Shares of the U.S. Government Money Market Fund was 4.66%, and without giving effect to fee waivers was 4.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares the U.S. Government Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees (before waivers)/3/               0.50%
Distribution and Service (12b-1) Fees (before
 waivers)/4/                                      0.00%
Other Expenses (before waivers)/5/                0.66%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.16%
Fee Waivers and Expense Reimbursements/6/        (0.37)%
                                                 -------
Net Annual Fund Operating Expenses/6/             0.79%
                                                 =======

--------------------------------------------------------------------------------
1  A contingent deferred sales charge may be payable upon redemption of Retail
   A Shares of the U.S. Government Money Market Fund which were acquired upon exchange for Retail B Shares.
 ............................................................................. 13

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the U.S. Government Money Market Fund is 0.31% of the Fund's average daily net assets.
4 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market Fund currently are 0.48% of the Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than of the 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                            $81    $385    $712    $1,637

--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund

Objective
[GRAPHIC]

The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]


The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value.

Even though the U.S. Treasury Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares.

On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (a "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Firstar Stellar Treasury Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.
 ............................................................................. 15

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--------------------------------------------------------------------------------


                                   [GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

90       7.64
91       5.49
92       3.26
93       2.54
94       3.51
95       5.26
96       4.77
97       4.86
98       4.61
99       4.06

The U.S. Treasury Money Market Fund's total return for Retail A Shares for the nine-month period ending September 30, 2000 was 3.81%.

--------------------------------------------------------------------------------

Best Quarter:   Q 3 '90 1.89%
Worst Quarter:  Q 4 '93 0.62%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/99 (Retail A Shares)
--------------------------------------------------------------------------------

                                    1 Year 5 Years 10 Years
-----------------------------------------------------------
U.S. Treasury Money Market Fund -
 Retail A Shares                    4.06%   4.71%   4.59%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/99 for the Retail A Shares of the U.S. Treasury Money Market Fund was 3.98%, and without giving effect to fee waivers was 3.98%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the U.S. Treasury Money Market Fund.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                   Retail
                                                  A Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/2/
Exchange Fees                                       None

--------------------------------------------------------------------------------
 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees                                   0.44%
Distribution and Service (12b-1) Fees (before
 waivers)/3/                                      0.15%
Other Expenses (before waivers)/4/                0.39%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.98%
Fee Waivers and Expense Reimbursements/5/        (0.04)%
                                                 -------
Net Annual Fund Operating Expenses/5/             0.94%
                                                 =======

--------------------------------------------------------------------------------
1  A contingent deferred sales charge may be payable upon redemption of Retail
   A Shares of the U.S. Treasury Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $12.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 12b-1 fees after waivers currently are 0.15% of the average daily net assets of Retail A Shares of the U.S. Treasury Money Market Fund. The maximum 12b-1 fee applicable to this Fund is 0.25%.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to institutions under a service plan (described below under the heading "Investing with Firstar Funds -
    Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market
   Fund currently are 0.35% of the Fund's average daily net assets.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Treasury Money Market
   Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than of the 0.94% of the Fund's average daily net assets for the current fiscal year. The fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Retail A Shares                     $76    $330    $582    $1,305

--------------------------------------------------------------------------------
Types of Investment Risk


The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are also described in this section and in the Additional Statement referred to on the back page.

Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

General Risks of Investing in each of the Funds
[GRAPHIC]

Credit Risk - All Funds
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.
Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.
 ............................................................................. 17
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Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments, which may be leveraged.

Extension Risk - All Funds
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Interest Rate Risk - All Funds
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase and short-term funding agreements which the Money Market Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy, which the Adviser uses, may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser may not change certain investment practices of a Fund without a shareholder vote. The policies of each Fund, which may not be changed without a shareholder vote are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 ................................................................................

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                                                               [LOGO OF FIRSTAR]

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Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each of the Funds may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. The Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Funds' net investment income.

Prepayment Risk - All Funds
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Temporary Investment Risk - All Funds
Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets without limitation in cash or various short-term instruments. This may occur, for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may from time to time hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by the Fund normally will not exceed 20% of total assets at the time of purchase). When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Valuation Risk - All Funds
This is a risk a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks Which Apply to Investment in Certain of the Funds
[GRAPHIC]

Foreign Risks - Institutional Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund - To The Extent They Invest In Foreign Securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund, which invests in foreign securities, will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.
 ............................................................................. 19

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[LOGO OF FIRSTAR]

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European Currency Unification - Institutional Money Market Fund, Money Market
Fund and Tax-exempt Money Market Fund - to the Extent it Invests in Foreign Securities
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Tax Risk - Tax Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund and U.S. Treasury Money Market Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Adviser rely on these opinions and will not review the basis for them.

Securities Lending - All Funds other than the Ohio Tax-Exempt Money Market Fund To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Additional Risks Which Apply to Particular Types of Securities
[GRAPHIC]

Other Investment Companies - All Funds
The Funds may invest their cash balances in other investment companies, which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies expenses will be borne by the Fund's shareholders.

Government Obligations - Each Money Market Fund other than the Tax-Exempt Money Market Fund and the Ohio Tax - Exempt Money Market Fund
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government
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will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.
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Investing With Firstar Funds


This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Institutional Money Market Fund and the Money Market Fund each offer only one class of shares), and four classes of shares in its Non-Money Market Funds; Retail A, Retail B, Y and Institutional (except that the Global Equity Fund offers only Y and Institutional Shares). This prospectus offers only shares of the Institutional Money Market Fund and Money Market Fund and Retail A Shares of the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this prospectus.

Purchasing Shares

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Minimum Investments

Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund The minimum initial investment for shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

Institutional Money Market Fund

The minimum initial investment in the Institutional Money Market Fund is $1,000,000 by an individual or combination of accounts (including a combination of accounts purchased through one fund family having an arrangement to make available the Institutional Money Market Fund). There is no minimum subsequent investment.

Buying Shares

Purchase requests for a Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.

 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

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In order for a purchase request to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Funds accompanied by a check or wire payment which are received at or after the times listed above, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
 ................................................................................

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Through a Shareholder Organization
[GRAPHIC]

Opening an Account

Contact your Shareholder Organization

By Mail
[GRAPHIC]

Complete an application and mail it along with a check payable to: Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011.
For overnight delivery mail to:
615 E. Michigan St., Milwaukee, WI 53202

Automatically
[GRAPHIC]

Call 1-800-677-FUND to obtain a purchase application, which includes information for a Periodic Investment Plan or ConvertiFund(R) Account.

By Wire
[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Funds Services, LLC
Account # 112-952-137
for further credit to [name of Fund]
[Name/title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Telephone Exchange
[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Adding to an Account
Contact your Shareholder Organization

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.

Complete a Periodic Investment Plan Application to automatically purchase more shares.

Open a ConvertiFund(R) account to automatically invest proceeds from one account to another account of the Firstar Funds.

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please also include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

              Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account or any Periodic Investment Plan purchase does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
 .The Funds will not accept payment in cash or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payments for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Institutional Money Market Fund Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Institutional Money Market Fund should contact their account representatives.

In the case of participants in certain employee benefit plans investing in the Institutional Money Market Fund, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Institutional Money Market Fund may authorize one or more brokers and other shareholder organizations to accept on its behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Fund.
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It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures stated above.

Redeeming Shares

Selling Shares
Redemption requests for a Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed at those times.

 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

Redemption requests for the Funds received at or after the times listed above on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization
[GRAPHIC]

Contact your Shareholder Organization By Mail

By Phone
[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)

By Mail
[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Automatically
[GRAPHIC]

Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above.

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Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Check Redemption
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for the Institutional Money Market Fund, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.
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Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. Retail B Shares of a Non-Money Market Fund may be exchanged for Retail A Shares of a Money Market Fund. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund. Shares of the Institutional Money Market Fund are not exchangeable for Retail A or Retail B Shares of any Non-Money Market Fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail A Money Market Fund shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with the prospectus describing the Retail B Shares. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, Shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

 .Exchanges are available only in states where exchanges may be legally made. .The minimum amount which may be exchanged is $1,000.
 .If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 .It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.
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Additional Shareholder Services

Shareholder Organizations
The Funds (other than the Institutional Money Market Fund) have adopted a distribution and service plan for Retail A Shares. These Funds, including the Institutional Money Market Fund, also have adopted a service plan under which the Funds may pay service fees for shareholder services to money market shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be.

Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Funds
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising

The Funds make no payments to their Distributor under the plans. Payments to shareholder organizations, including affiliates of the Adviser, under the plans are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Distribution fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under these plans, the Funds may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organization's agreement with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Shareholders monthly, summarizing all transactions. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.
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Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
--------------------------------------------------------------------------------
Additional Information


Dividends, Capital Gains Distributions and Taxes

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Dividends and Capital Gains Distributions

           Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by a Fund, are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund and Institutional Money Market Fund) on the declaration date.


A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Funds do not expect to realize net long-term capital gains.

Federal Taxes
Distributions from the Money Market Fund, Institutional Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund will generally be taxable to shareholders. Each such fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Generally, distributions from the U.S. Treasury Money Market Fund will be exempt from state and local taxes.

Distributions from the Tax-Exempt Money Market Fund and the Ohio Tax-Exempt Money Market Fund will generally constitute tax-exempt income to shareholders for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of their distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case. Moreover, although the distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.
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Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should also consult your tax adviser for further information regarding the federal, state, local and/or foreign tax consequences with respect to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Funds

Advisory Services
FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $32.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:
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--------------------------------------------------------------------------------

                                          Amount
   Fund                               Before Waivers
----------------------------------------------------
   Institutional Money Market Fund        0.49%
   Money Market Fund                      0.50%
   Tax-Exempt Money Market Fund           0.50%
   Ohio Tax-Exempt Money Market Fund      0.50%
   U.S. Government Money Market Fund      0.50%
   U.S. Treasury Money Market Fund        0.44%

--------------------------------------------------------------------------------

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.28% for the Institutional Money Market Fund, 0.38% for the Money Market Fund, 0.50% for the U.S. Government Money Market Fund and 0.49% for the Tax-Exempt Money Market Fund.

Prior to April 1, 2000, the Firstar Stellar U.S. Treasury Money Market Fund and the Firstar Stellar Ohio Tax-Free Money Market Fund were managed by the Capital Management Division of Firstar Bank N.A., which is also a subsidiary of Firstar Corporation. For the fiscal year ended November 30, 1999, the Predecessor Firstar Stellar Funds paid their former investment adviser, Firstar Bank, N.A., the following fees:

--------------------------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------
   Firstar Stellar Ohio Tax-Free Money Market Fund   0.35%
   Firstar Stellar U.S. Treasury Money Market Fund   0.50%

--------------------------------------------------------------------------------

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Fund's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Service, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A. an affiliate of the Adviser, provides custodial services for the Funds and receives fees for these services.

Net Asset Value and Days of Operation

The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so.



                    The net asset value of the Funds for purposes of pricing purchase and redemption orders is determined as of 11:30
                    a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund and Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for
trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares. Net asset value is computed using the amortized cost method as permitted by SEC rules.
 ............................................................................. 31
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Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

With respect to the Institutional Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund and the U.S. Government Money Market Fund, this information for the period ended October 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request. The financial statements for the six-month period ended April 30, 2000 are unaudited and are contained in the Funds' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement.

For the Ohio Tax-Exempt Money Market Fund, the financial highlights tables set forth on the following pages are based on the financial history of the predecessor Firstar Stellar Ohio Tax-Exempt Money Market Fund. For the U.S. Treasury Money Market Fund, the financial highlights tables set forth on the following pages are based on the financial history of the predecessor Firstar Stellar Treasury Fund. With respect to the predecessor Firstar Stellar Ohio Tax-Exempt Money Market Fund and predecessor Firstar Stellar Treasury Fund, this information has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds, whose reports, along with each Fund's financial statements, are included in the Predecessor Stellar Funds' Annual Reports, and incorporated by reference into the Statements of Additional Information (the "Additional Statements"), all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the Predecessor Stellar Funds' Semi-Annual Report, which are also incorporated by reference into the Additional Statements.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or
Additional Statement.
 ................................................................................

32
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Money Market Funds

                               Net Asset            Dividends      Net
                                Value,      Net      from Net  Asset Value,
                               Beginning Investment Investment    End of
                               of Period Income/6/    Income      Period
INSTITUTIONAL MONEY MARKET FUND
Year Ended October 31, 1995      $1.00     $0.06      $(0.06)     $1.00
---------------------------------------------------------------------------
Year Ended October 31, 1996       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1997       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1998       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1999       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                      1.00      0.03       (0.03)      1.00
MONEY MARKET FUND
Year Ended October 31, 1995       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1996       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1997       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1998       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1999       1.00      0.04       (0.04)      1.00
---------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                      1.00      0.03       (0.03)      1.00
TAX-EXEMPT MONEY MARKET FUND
Year Ended October 31, 1995       1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1996       1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1997       1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1998       1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1999       1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                      1.00      0.03       (0.03)      1.00
OHIO TAX-FREE MONEY MARKET FUND
Period Ended November 30,
 1998/7/                          1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Year Ended November 30, 1999      1.00      0.03       (0.03)      1.00
---------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                      1.00      0.02       (0.02)      1.00
U.S. GOVERNMENT MONEY MARKET FUND
Year Ended October 31, 1995       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1996       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1997       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1998       1.00      0.05       (0.05)      1.00
---------------------------------------------------------------------------
Year Ended October 31, 1999       1.00      0.04       (0.04)      1.00
---------------------------------------------------------------------------
Period Ended April 30, 2000
 (unaudited)                      1.00      0.02       (0.02)      1.00
---------------------------------------------------------------------------

1 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, 1998, 1997, 1996, 1995 would have been 0.63%, 0.62%,
  0.64%, 0.66%, 0.64%, 0.69%, respectively; and ratios of net investment income to average net assets for the fiscal years
  (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
  1996, 1995 would have been 5.30%, 4.52%, 5.01%, 4.92%, 4.90%,
  5.29%, respectively.
2 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, 1998, 1997,1996, 1995 would have been 0.96%, 0.85%,
  0.86%, 0.84%, 0.81%, 0.90%, respectively; and ratios of net investment income to average net assets for the fiscal years
  (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
  1996, 1995 would have been 4.94%, 4.31%, 4.79%, 4.73%, 4.73%,
  5.06%, respectively.
3 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October
  31, 1999, 1998, 1997, 1996, 1995, would have been 0.72%, 0.73%,
  0.75%, 0.75%, 0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the fiscal years
  (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997,
  1996, 1995 would have been 3.01%, 2.49%, 2.87%, 2.91%, 2.91%,
  3.12%, respectively.
 ................................................................................

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
                          Supplemental Data and Ratios
     ----------------------------------------------------------------------------------------
                                                        Ratio of Net
     Net Assets,           Ratio of Net                  Investment
         End                 Expenses                      Income
      of Period             to Average                   to Average                   Total
       (000s)               Net Assets                   Net Assets                   Return

     $  716,566            0.35%/1/                     5.63%/1/                     5.77%
---------------------------------------------------------------------------------------------
        750,051            0.35%/1/                     5.19%/1/                     5.32%
---------------------------------------------------------------------------------------------
      1,201,341            0.35%/1/                     5.23%/1/                     5.38%
---------------------------------------------------------------------------------------------
      1,623,970            0.35%/1/                     5.30%/1/                     5.41%
---------------------------------------------------------------------------------------------
      2,356,251            0.38%/1/                     4.76%/1/                     4.85%
---------------------------------------------------------------------------------------------
      2,185,399            0.39%/1/,/9/                 5.54%/1/,/9/                 2.79%/8/

        172,261            0.60%/2/                     5.36%/2/                     5.51%
---------------------------------------------------------------------------------------------
        224,036            0.60%/2/                     4.94%/2/                     5.06%
---------------------------------------------------------------------------------------------
        261,017            0.60%/2/                     4.98%/2/                     5.12%
---------------------------------------------------------------------------------------------
        289,088            0.60%/2/                     5.05%/2/                     5.16%
---------------------------------------------------------------------------------------------
        283,481            0.72%/2/                     4.44%/2/                     4.52%
---------------------------------------------------------------------------------------------
        181,997            0.75%/2/,/9/                 5.15%/2/,/9/                 2.61%/8/

         84,084            0.60%/3/                     3.36%/3/                     3.42%
---------------------------------------------------------------------------------------------
         79,328            0.60%/3/                     3.09%/3/                     3.13%
---------------------------------------------------------------------------------------------
        108,639            0.60%/3/                     3.06%/3/                     3.12%
---------------------------------------------------------------------------------------------
        122,451            0.60%/3/                     3.02%/3/                     3.04%
---------------------------------------------------------------------------------------------
        153,189            0.71%/3/                     2.51%/3/                     2.53%
---------------------------------------------------------------------------------------------
        158,938            0.72%/3/,/9/                 3.01%/3/,/9/                 1.50%/8/

         57,614            0.69%/4/,/9/                 2.81%/4/,/9/                 2.85%/8/
---------------------------------------------------------------------------------------------
         64,475            0.58%/4/                     2.64%/4/                     2.67%
---------------------------------------------------------------------------------------------
         48,448            0.73%/4/,/9/                 3.10%/4/,/9/                 1.60%/8/

        163,068            0.60%/5/                     5.24%/5/                     5.37%
---------------------------------------------------------------------------------------------
        198,334            0.60%/5/                     4.84%/5/                     4.96%
---------------------------------------------------------------------------------------------
        198,592            0.60%/5/                     4.83%/5/                     4.99%
---------------------------------------------------------------------------------------------
        233,176            0.60%/5/                     4.90%/5/                     4.97%
---------------------------------------------------------------------------------------------
        209,015            0.68%/5/                     4.30%/5/                     4.37%
---------------------------------------------------------------------------------------------
         61,186            0.72%/5/,/9/                 4.77%/5/,/9/                 2.46%/8/
---------------------------------------------------------------------------------------------

    4 Without fees waived ratios of net expenses to average net assets for the fiscal periods ended May 31, 2000, November 30, 1999 and November 30, 1998 would have been 1.06%, 1.09%, and 1.29% respectively; and ratios of net investment income to average net assets would have been 2.67%, 2.13% and 2.21% respectively.
    5 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%, 0.69%, 0.71%, 0.70%,
      0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended April 30, 2000 and October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.70%,
      4.29%, 4.79%, 4.73%, 4.73%, 5.09% respectively.
    6 For the Tax-Exempt Money Market Fund and the Ohio Tax-Free Money Market
      Fund, substantially all the investment income is exempt from federal income tax.
    7 The Ohio Tax-Exempt Money Market Fund has been operating since December
      2, 1997.
    8 Not Annualized.
    9 Annualized.
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Money Market Funds (cont'd.)


                                Net Asset                Dividends    Net Asset
                                 Value,        Net        from Net     Value,
                                Beginning   Investment   Investment    End of
                                of Period     Income       Income      Period
U.S. TREASURY MONEY MARKET FUND
Year Ended November 30, 1995      1.00         0.05        (0.05)       1.00
-------------------------------------------------------------------------------
Year Ended November 30, 1996      1.00         0.05        (0.05)       1.00
-------------------------------------------------------------------------------
Year Ended November 30, 1997      1.00         0.05        (0.05)       1.00
-------------------------------------------------------------------------------
Year Ended November 30, 1998      1.00         0.05        (0.05)       1.00
-------------------------------------------------------------------------------
Year Ended November 30, 1999      1.00         0.04        (0.04)       1.00
-------------------------------------------------------------------------------
Period Ended May 31, 2000
 (unaudited)                      1.00         0.02        (0.02)       1.00
-------------------------------------------------------------------------------

1 Without fees waived, ratios of net expenses to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997, 1996, 1995 would have been 1.08%, 1.08%,
  1.08%, 0.93%, 0.90%, 0.91%, respectively; and ratios of net investment income to average net assets for the fiscal years (periods) ended May 31, 2000 and November 30, 1999, 1998, 1997,
  1996, 1995 would have been 4.57%, 3.82%, 4.38%, 4.53%, 4.49%,
  4.94%, respectively.

2 Not Annualized.

3 Annualized.
 ................................................................................

36
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
                          Supplemental Data and Ratios
     ----------------------------------------------------------------------------------------
                                                        Ratio of Net
     Net Assets,           Ratio of Net                  Investment
         End                 Expenses                      Income
      of Period             to Average                   to Average                   Total
       (000s)               Net Assets                   Net Assets                   Return

        654,963            0.71%/1/                     5.14%/1/                     5.23%
---------------------------------------------------------------------------------------------
        829,259            0.70%/1/                     4.69%/1/                     4.80%
---------------------------------------------------------------------------------------------
        469,400            0.73%/1/                     4.73%/1/                     4.85%
---------------------------------------------------------------------------------------------
        542,430            0.88%/1/                     4.58%/1/                     4.69%
---------------------------------------------------------------------------------------------
      1,049,641            0.92%/1/                     3.98%/1/                     4.02%
---------------------------------------------------------------------------------------------
      1,483,384            0.97%/1/,/3/                 4.68%/1/,/3/                 2.36%/2/
---------------------------------------------------------------------------------------------

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No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

 ................................................................................

For More Information

Annual/Semiannual Reports
Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND

By mail - Firstar Funds,
    615 East Michigan Street
    P.O. Box 3011
    Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address: at publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        The Fund's Investment Company Act File Number is 811-5380.

www.firstarfunds.com
                                                               [LOGO OF FIRSTAR]

                       Prospectus

                       December 11, 2000

                       FIRSTAR REIT FUND



                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this fund or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

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

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Table of Contents
--------------------------------------------------------------------------------

                                                    Page
--------------------------------------------------------
Risk/Return Summary                                   1
--------------------------------------------------------
Types of Investment Risk                              5
--------------------------------------------------------
Investing with Firstar Funds                          9
--------------------------------------------------------
   Share Classes Available                            9
--------------------------------------------------------
   Sales Charges and Waivers                         10
--------------------------------------------------------
   Purchasing Shares                                 14
--------------------------------------------------------
   Redeeming Shares                                  17
--------------------------------------------------------
   Exchanging Shares                                 19
--------------------------------------------------------
   Additional Shareholder Services                   20
--------------------------------------------------------
Additional Information                               21
--------------------------------------------------------
   Dividends, Capital Gains Distributions and Taxes  21
--------------------------------------------------------
   Management of the Fund                            22
--------------------------------------------------------
   Net Asset Value and Days of Operation             23
--------------------------------------------------------
Appendix                                             25
--------------------------------------------------------
   Financial Highlights                              25
--------------------------------------------------------

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency.

Learn about the Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.


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Risk/Return Summary
Objective
[GRAPHIC]

The investment objective of the REIT Fund is to provide above average income and long-term growth of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund attempts to achieve its investment goals by investing primarily in real estate investment trusts ("REITs") plus other real estate related equity securities (including common stock, preferred stock and securities convertible into common stock). Under normal circumstances, the Fund will invest at least 65% of its total assets in REITs. The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial and specialty properties. The Fund may also invest in mortgage REITs that invest in real estate mortgages. Real estate related equity securities also include those issued by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.

The Fund's Adviser selects securities and attempts to maintain an acceptable level of risk and volatility largely through the use of quantitative and analytical measurement techniques. The Adviser considers the following factors when using these research techniques:

 .the ratio of the company's income from operations compared to the price of the security ("price to income ratio"),
 .historical and projected income growth rates, .management strategy,
 .real estate portfolio analysis,
 .market capitalization,
 .average daily trading volume and
 .the amount of the company's debt, and how that debt could affect the company's ability to make additional investments.

The Fund primarily purchases REITs with above average income growth rates (compared to other REITs) coupled with low price to income ratios. The Adviser believes that these companies, when managed successfully, will produce above average income and will eventually become more widely recognized by investors as valuable investment opportunities. These factors should result in long-term growth of capital.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the Adviser's outlook changed? If the Adviser can answer each question positively, then the Adviser will sell the securities.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:

 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities
 .repurchase agreements collateralized by U.S. government securities
 .money market funds

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To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective. To the extent the Fund invests in money market funds, shareholders will be subject to duplicative management fees.

Principal Risks
[GRAPHIC]

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and industry risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Industry risk is the risk that a group of related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in only one industry.

The Fund is also subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Many REITs are smaller in size and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. The trading volume of small and medium size companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. These factors could negatively affect the price of the stock and reduce the value of the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average
 ................................................................................

2
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annual returns of the Fund's Retail B Shares and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on June 24, 1997 as a separate portfolio (the "Predecessor Select Fund") of Firstar Select Funds. On December 11, 2000, the Predecessor Select Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Select Fund. As of the date of this Prospectus, the Fund has not offered Retail A or Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The performance for the period prior to June 24, 1997 is the performance of a common trust fund managed by the Adviser which operated during the periods prior to commencement of operations of the Predecessor Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Predecessor Select Fund. The common trust fund transferred its assets to the Predecessor Select Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies and guidelines and restrictions to those of the Predecessor Select Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. The common trust fund's performance was adjusted to reflect expenses of 1.34% (the percentage of expenses estimated for the Predecessor Select Fund in its original prospectus). If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results.


  Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                                    [GRAPH]

                                 90     -17.87
                                 91      28.83
                                 92      18.30
                                 93      18.94
                                 94       0.02
                                 95      10.07
                                 96      32.00
                                 97      16.75
                                 98     -15.96
                                 99      -4.39


The total return for Institutional Shares for the nine-month period ended September 30, 2000 was 20.24%.

--------------------------------------------------------------------------------

Best Quarter:   Q1 "93  17.77%
Worst Quarter:  Q3 "90 -12.22%
------------------------------

Average Annual Total Return as of 12/31/99 (Retail B Shares and Institutional Shares)
--------------------------------------------------------------------------------

                                                   Since inception
                           1 Year 5 Years 10 Years (inception date)
-------------------------------------------------------------------
 Retail B Shares           -4.49%    --      --        -11.32%
                                                   (April 1, 1998)
 Institutional Shares      -4.39%  6.39%   7.33%         --
Morgan Stanley REIT Index  -3.32%  7.97%     --        -12.18%
                                                   (March 31, 1998)

--------------------------------------------------------------------------------
 .............................................................................. 3

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[LOGO OF FIRSTAR]

--------------------------------------------------------------------------------


The Morgan Stanley REIT Index is a widely-recognized unmanaged index comprised of the most actively traded REITs. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                  Retail A   Retail B    Y      Institutional
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                            5.50%       None     None        None
Maximum Deferred Sales Charge
 (Load)
 (as a percentage of offering
 price)                             None      5.00%/1/  None        None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends    None       None     None        None
Redemption Fees                     None/2/    None/2/  None/2/     None/2/
Exchange Fees                       None       None     None        None
-----------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                       Retail A Retail B    Y    Institutional
------------------------------------------------------------------------------
Management Fees (before waivers)/3/     0.75%    0.75%    0.75%      0.75%
Distribution and Service (12b-1)
 Fees/4/                                0.00%    0.75%    0.00%      0.00%
Other Expenses/5/                       1.03%    1.03%    1.03%      0.78%
                                       -------  -------  -------    -------
Total Annual Fund Operating Expenses
 (before waivers)                       1.78%    2.53%    1.78%      1.53%
Fee Waivers and Expense
 Reimbursements/6/                     (0.20)%  (0.20)%  (0.20)%    (0.20)%
                                       -------  -------  -------    -------
Net Annual Fund Operating Expenses/6/   1.58%    2.33%    1.58%      1.33%
                                       =======  =======  =======    =======
------------------------------------------------------------------------------

1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
  Shares only) and a fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, current management fees of the Fund are 0.55% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively.
6 Certain service providers have contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.58%, 2.33%, 1.58% and 1.33% for each class, respectively, for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------------
Retail A Shares                                 $702  $1,060  $1,442   $2,510
Retail B Shares
 Assuming complete redemption at end of period   736   1,067   1,525    2,493
 Assuming no redemption                          236     767   1,325    2,493
Y Shares                                         161     540     944    2,074
Institutional Shares                             135     463     814    1,803
------------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Types of Investment Risk
The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Fund. Risks associated with particular types of investments the Fund makes are described in this section and in the Additional Statement referred to on the back page.

General Risks of Investing in the Fund
[GRAPHIC]

Complete Investment Program
An investment in the Fund, by itself, does not constitute a complete investment plan.

Credit Risk
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which the Fund may enter.

Derivatives Risk
The Fund may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 .............................................................................. 5

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[LOGO OF FIRSTAR]

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Interest Rate Risk
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Liquidity Risk
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Management Risk
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities that the Fund holds may underperform other securities and types of securities. There can be no assurance that the Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without a shareholder vote. These policies of the Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks
This Prospectus describes the Fund's principal investment strategies, and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Predecessor Select Fund's historical portfolio turnover rates.
 ................................................................................

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Valuation Risk
This is a risk that the Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS
[GRAPHIC]

Foreign Risks
When the Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. If the Fund invests in foreign securities, it will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when the Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Fund may invest in foreign currency denominated securities. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The Fund may hedge against foreign currency risk on unsettled trades, but is not required to do so.

European Currency Unification
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.
 .............................................................................. 7

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[LOGO OF FIRSTAR]

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To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund many lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risk
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Temporary Investment Risk
The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks Which Apply to Particular Types of Securities
[GRAPHIC]


Borrowings, Reverse Repurchase Agreements
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Options
The Fund may invest in options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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The Fund may purchase put and call options in an amount not to exceed 5% of its net assets.

Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, the Fund may write call options on securities and on various stock or bond indices. The Fund may write a call option only if the option is covered. The Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities that the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------
Investing With Firstar Funds

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

The Fund offers four classes of Shares, Retail A, Retail B, Y and
Institutional.

Share Classes Available

Retail A Shares
 .Initial sales charge of 5.50% or less
 .No deferred sales charge
 .Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
 .Available to any investor who does not qualify to purchase Institutional or Y Shares

Retail B Shares
 .No initial sales charge
 .Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
 .Converts to Retail A Shares after six years
 .Available to any investor who does not qualify to purchase Institutional or Y Shares

Y Shares
 .No sales charge
 .Available for:
  .All shareholders who will be exchanged into Y Shares in or about November
   2000 in connection with the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and who have continuously maintained an account with the Company; and
  .Certain trust, agency or custodial accounts opened through financial institutions such as banks (including Firstar Bank, N.A.), trust companies and thrift institutions (check with Firstar Bank, N.A. or your financial institution to see if you qualify for Y Shares).

 .............................................................................. 9

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Institutional Shares
 .No sales charge
 .Available for:
 .Trust, agency or custodial accounts opened through Firstar Bank, N.A. (check with Firstar Bank, N.A. to see if you qualify for Institutional Shares); .Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
 .All clients of Firstar Investment Research & Management Company, LLC
  "FIRMCO"; and
 .Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Fund, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Sales Charges and Waivers

Initial Sales Charges - for Retail A Shares:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

--------------------------------------------------------------------------------

                                                             Shareholder
                                                             Organization
                       Sales Charge as a Sales Charge as a Reallowance as a
Amount of Transaction    Percentage of   Percentage of Net  Percentage of
  at Offering Price     Offering Price      Asset Value     Offering Price
---------------------------------------------------------------------------
Less than $50,000            5.50%             5.82%            5.00%

$50,000 to $99,999           4.50%             4.71%            4.00%

$100,000 to $249,999         3.50%             3.63%            3.00%

$250,000 to $499,999         2.50%             2.56%            2.00%

$500,000 to $999,999         2.00%             2.04%            1.50%

$1,000,000 and above         0.50%             0.50%            0.40%
---------------------------------------------------------------------------

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically.
To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the 1940 Act.

Reducing Your Sales Charges and Waivers - Retail A Shares
To qualify for a reduction of, or exception to, the sales charge you must notify your shareholder organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. Firstar Funds may modify or terminate quantity discounts at any time.

 ................................................................................

 ................................................................................

                                                               [LOGO OF FIRSTAR]

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Waivers - Retail A Shares
You may purchase Retail A Shares without a sales charge if:
 .you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds;
 .you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category;
 .you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity;
 .you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates;
 .you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999;
 .you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Fund, including Charles Schwab Mutual Fund Marketplace(R). Check with your broker-dealer to see if you qualify for this waiver; or
 .you received shares of the Fund as part of the Firstar-Select Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

Reducing Your Sales Charges - Retail A Shares
 .Right of Accumulation - Existing Retail A Shares of the Fund and/or other Firstar Funds' Non-Money Market Funds can be combined with new purchases for purposes of calculating reduced sales charges.
 .Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Retail A Shares of the Fund or any other Firstar Funds' non-money market fund. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

Contingent Deferred Sales Charge - Retail B Shares
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

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--------------------------------------------------------------------------------

Number of Years                          Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
--------------------------------------------------------------------------------
Less than one                                          5.00%

At least one but less than two                         4.00%

At least two but less than three                       3.00%

At least three but less than four                      3.00%

At least four but less than five                       2.00%

At least five but less than six                        1.00%

At least six                                            None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

Waivers - Retail B Shares
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:
 .exchanges described under "Exchange of Shares";
 .redemptions in connection with shares sold for certain retirement distributions or because of disability or death;
 .redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redeeming
 Shares - Additional Transaction Information - Accounts Below the Minimum Balance";
 .redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;
 .redemptions resulting from certain tax-free returns from IRAs of excess contribution; or
 .you received shares of the Fund as part of the Firstar-Select Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

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In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to Firstar Funds' Systematic Withdrawal Plan. The Fund reserves the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

Conversion - Retail B Shares
Retail B Shares will automatically convert into Retail A Shares of the Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of the Fund by exchange from Retail B Shares of another Firstar Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates -
 either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of the Fund and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

Reinstatement Privilege
If you sell shares of the Fund, or any other Firstar Fund, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

How to Decide Whether to Buy Retail A or Retail B Shares
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

Shareholder Organizations - Retail A Shares, Retail B Shares and Y Shares
The Fund has adopted a distribution and service plan for Retail A Shares. The Fund also has adopted a service plan for Retail A Shares, under which the Fund may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Retail A Shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares.
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Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Fund
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising

The Fund has adopted a distribution and service plan for Retail B Shares. Under the distribution and service plan for Retail B Shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of Retail B Shares for distribution services with respect to Retail B Shares. Also under the distribution and service plan for Retail B Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Retail B Shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Fund also has adopted service plans for Retail B Shares and Y Shares, respectively, under which the Fund may pay service fees for shareholder services (as listed above) to Retail B or Y shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of Retail B Shares or Y Shares covered by their respective agreements.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plans for Retail B Shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares

Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

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Minimum Investments

Retail A and Retail B Shares
The minimum initial investment for Retail A Shares and Retail B Shares in the Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

Institutional and Y Shares
There is no minimum initial or subsequent investment for Institutional or Y Shares of the Fund.

Buying Shares

Purchase requests accompanied by a check or wire payment which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day at that day's closing price provided that payment is received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central Time) on that day. Orders received after 3:00 p.m. Central time and order for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.
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Through a Shareholder Organization
[GRAPHIC]

Opening an Account

Contact your Shareholder Organization

By Mail
[GRAPHIC]

Complete an application and mail it along with a check payable to: Firstar Funds, P.O. Box 3011 Milwaukee, WI 53201-3011.
For overnight delivery mail to:
615 E. Michigan St.
Milwaukee, WI 53202.

Automatically (Retail A and Retail B Shares only)
[GRAPHIC]

Call 1-800-677-FUND to obtain a purchase application, which includes information for a Periodic Investment Plan or ConvertiFund(R) Account.

By Wire
[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Fund Services, LLC
Account # 112-952-137
for further credit to [name of Fund]
[name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com
[GRAPHIC]

Not available

By Telephone Exchange
[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Through a Shareholder Organization
Adding to an Account

Contact your Shareholder Organization

By Mail

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.


Automatically (Retail A and Retail B Shares only)

Complete a Periodic Investment Plan Application to automatically purchase more shares. Open a ConvertiFund(R) account to automatically invest proceeds from one account to another account of the Firstar Funds.

By Wire

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com

Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number. Purchase additional shares using an electronic funds transfer from your banking institution for payment. Call 1-800-677-FUND to authorize this service.

By Telephone Exchange

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Fund's transfer agent if any check used for investment in an account or any Periodic Investment Plan purchase does not clear, and the investor involved will be responsible for any loss incurred by the Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.





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Additional Information on Buying Shares
 .The Fund will not accept payment in cash or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

The Fund may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Fund.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Y and Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Fund should contact their account representatives.

In the case of participants in certain employee benefit plans investing in the Fund, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

Redeeming Shares

Selling Shares
Redemption requests for the Fund received by the transfer agent by telephone before 3:00 p.m. Central time on a business day for the Fund generally are processed at 3:00 p.m. Central time on the same day. Redemption requests received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

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Through a Shareholder Organization
[GRAPHIC]

Contact your shareholder organization

By Phone
[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

By Mail
[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com
[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.


Automatically (Retail A and Retail B Shares only)
[GRAPHIC]

Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.





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The Fund reserves the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Fund may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. The Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

Exchanging Shares

Generally, any share class of the Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. Listed below are permitted exchanges between different share classes of the Fund.

 .Retail B Shares of the Fund may be exchanged for Retail A Shares of a Money Market Fund offered by Firstar Funds. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund.
 .Y Shares of the Fund are exchangeable for Institutional Shares of a Money Market Fund offered by Firstar Funds.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased
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without a sales charge. Retail B Shares acquired in an exchange and Retail A
Shares of a Money Market Fund acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

 .Exchanges are available only in states where exchanges may be legally made. .The minimum amount which may be exchanged is $1,000.
 .If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
 .It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services
[GRAPHIC]

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

Firstar Funds Website (www.firstarfunds.com)
[GRAPHIC]

The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, shareholders can request purchases, exchanges and redemptions of the Fund's shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the
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Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund on-line. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in the Prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
-------------------------------------------------------------------------------
Additional Information


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Dividends and Capital Gains Distributions
Dividends from the net investment income of the Fund are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. (However, if the Fund's distributions exceed its net income and gain - as may be the case because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you.)

You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."
 ............................................................................ 21

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You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

REITs often do not provide complete tax information to the Fund until after calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Form 1099-DIV beyond January 31.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Fund

Advisory Services
FIRMCO, a Wisconsin limited liability company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of the Fund, the Adviser manages the Fund's portfolio securities and maintains records relating to such purchases and sales.
 ................................................................................

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The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Fund a contractual fee calculated daily and payable monthly, at the annual rate of .75% of the Fund's average daily net assets.

Prior to December 11, 2000, the Select REIT-Plus Fund was managed by Firstar Bank, N.A. Firstar Bank, N.A. was solely owned by StarBanc Corporation until November 20, 1998, when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of Firstar Bank, N.A. and of FIRMCO. Firstar Bank, N.A. was known as Star Bank, N.A., prior to the merger.

For the fiscal year ended March 31, 2000, the Predecessor Select REIT-Plus Fund paid its former investment adviser, Firstar Bank, N.A., advisory fees at the rate of 0.75% of average daily net assets.

Fund Managers
Karen Bowie manages the Fund. She has over 15 years of trust and investment management experience with five of those years spent at Firstar. Ms. Bowie has been responsible for the day-to-day management of the Fund's portfolio since April 1999.

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Fund's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Fund and receives fees for those services.

Net Asset Value and Days of Operation

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Fund are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Fund's investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence
 ............................................................................. 23

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subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. The Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or their Distributor. This Prospectus does not constitute an offering by the Fund or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

 ................................................................................

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Appendix

Financial Highlights

The financial highlights tables set forth on the following pages are based on the financial history of the Predecessor Select Fund. The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by McCurdy & Associates, CPAs, independent auditors for the Predecessor Select Fund, whose reports, along with the Fund's financial statements, are included in the Predecessor Select Fund's Annual Report and incorporated by reference into the Additional Statement, all of which are available upon request.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or
Additional Statement.
 ............................................................................. 25

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Institutional Shares
Retail B Shares

                                    Income from Investment Activities               Less Distributions
                                   ------------------------------------ ------------------------------------------

                                                                                   Distributions
                          Net                  Net Realized             Dividends    from Net
                      Asset Value,    Net     and Unrealized Total from  from Net    Realized
                       Beginning   Investment  Gain (Loss)   Investment Investment   Gains on        Total
                       of Period     Income   on Investments Activities   Income    Investments  Distributions
------------------------------------------------------------------------------------------------------------------
Year ended March 31,
 2000                    $ 7.96       0.53        (0.21)        0.32      (0.53)        0.00         (0.53)
------------------------------------------------------------------------------------------------------------------
Year ended March 31,
 1999                     10.59       0.40        (2.55)       (2.15)     (0.40)       (0.08)        (0.48)
------------------------------------------------------------------------------------------------------------------
Year ended March 31,
 1998/1/                  10.00       0.35         0.86         1.21      (0.35)       (0.27)        (0.62)
------------------------------------------------------------------------------------------------------------------

1  For the period June 24, 1997 (commencement of operations) to March
   31, 1998.

2  Annualized.

                                     Income from Investment Activities             Less Distributions
                                    ------------------------------------ --------------------------------------

                                                                                    Distributions
                           Net                  Net Realized             Dividends    from Net
                       Asset Value,    Net     and Unrealized Total from  from Net    Realized
                        Beginning   Investment  Gain (Loss)   Investment Investment   Gains on        Total
                        of Period     Income   on Investments Activities   Income    Investments  Distributions
---------------------------------------------------------------------------------------------------------------
Year ended March 31,
 2000                     $ 7.99       0.53        (0.22)        0.31      (0.53)        0.00         (0.53)
---------------------------------------------------------------------------------------------------------------
Year ended March 31,
 1999                      10.59       0.40        (2.54)       (2.14)     (0.38)       (0.08)        (0.46)
---------------------------------------------------------------------------------------------------------------

 ................................................................................

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
                                                      Supplemental Data and Ratios
                              ----------------------------------------------------------------------------
                                                                                   Ratio of Net
                                                         Ratio of    Ratio of Net   Investment
                              Net Assets,  Ratio of    Expenses to    Investment    Income to
     Net Asset                  End of    Expenses to  Average Net    Income to    Average Net
     Value, End     Total       Period    Average Net Assets (After    Average    Assets (After  Portfolio
     of Period     Return       (000s)      Assets    Reimbursement)  Net Assets  Reimbursement) Turnover
----------------------------------------------------------------------------------------------------------
       $ 7.75        4.22%       28,813    1.61%          1.61%        6.53%            -        18.57%
----------------------------------------------------------------------------------------------------------
         7.96      (20.59)%      30,566    1.47%          1.47%        4.35%            -        45.48%
----------------------------------------------------------------------------------------------------------
        10.59       14.96%/2/    43,981    1.52%/2/       1.52%        4.29%/2/         -        29.50%/2/
----------------------------------------------------------------------------------------------------------


                                                    Supplemental Data and Ratios
                            ----------------------------------------------------------------------------
                                                                                 Ratio of Net
                                                       Ratio of    Ratio of Net   Investment
                            Net Assets,  Ratio of    Expenses to    Investment    Income to
     Net Asset                End of    Expenses to  Average Net    Income to    Average Net
     Value, End     Total     Period    Average Net Assets (After    Average    Assets (After  Portfolio
     of Period     Return     (000s)      Assets    Reimbursement)  Net Assets  Reimbursement) Turnover
--------------------------------------------------------------------------------------------------------
       $7.77         3.97%       90       21.55%        1.60%        (12.11)%       7.84%       18.57%
--------------------------------------------------------------------------------------------------------
        7.99       (20.65)%      91       13.38%        1.45%         (7.53)%       4.39%       45.48%
--------------------------------------------------------------------------------------------------------

 ............................................................................. 27

For More Information

Annual/Semiannual Reports
Additional information about the Fund's performance and investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund's Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund's annual and semiannual reports and Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail - Firstar Funds
    615 East Michigan Street
    P.O. Box 3011
    Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Fund's documents are located online and may be downloaded from: - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

        The Fund's Investment Company Act File Number is 811-5380

www.firstarfunds.com
                                                               [LOGO OF FIRSTAR]

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

      Short-Term Bond Fund            National Municipal Bond Fund           International Value Fund
     Intermediate Bond Fund               Balanced Income Fund                  Global Equity Fund
 U.S. Government Securities Fund          Balanced Growth Fund              International Growth Fund
       Aggregate Bond Fund                Growth & Income Fund                  MidCap Index Fund
      Bond IMMDEX(TM) Fund                 Equity Income Fund                MidCap Core Equity Fund
      Strategic Income Fund               Relative Value Fund                  Small Cap Index Fund
  Tax-Exempt Intermediate Bond             Equity Index Fund                Small Cap Core Equity Fund
            Fund                       Large Cap Core Equity Fund           Science & Technology Fund
  Missouri Tax-Exempt Bond Fund          Large Cap Growth Fund                    MicroCap Fund


                               December 11, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
FIRSTAR FUNDS, INC.............................................................3
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.......................6
INVESTMENT STRATEGIES AND RISKS...............................................11
NET ASSET VALUE...............................................................78
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................80
DESCRIPTION OF SHARES.........................................................87
ADDITIONAL INFORMATION CONCERNING TAXES.......................................91
MANAGEMENT OF THE COMPANY.....................................................93
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT......................111
EXPENSES.....................................................................113
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.............................113
COUNSEL......................................................................113
CODE OF ETHICS...............................................................114
PERFORMANCE CALCULATIONS.....................................................114
PERFORMANCE HISTORY..........................................................121
MISCELLANEOUS................................................................127
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.'s prospectuses (the "Prospectuses") dated of even date herewith, for Institutional, Retail A, Retail B and Y Shares of the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM)

Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. The U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund, Small Cap Index Fund and Science & Technology Fund commenced operations as a portfolio of either the Firstar Stellar Funds or Mercantile Mutual Funds, Inc. (the "Shell Predecessor Funds"), as further explained herein. On December 11, 2000, each Shell Predecessor Fund was reorganized as a new portfolio of Firstar Funds, Inc.

     On November 27, 2000, the International Equity Portfolio and Small Cap Equity Portfolio of Mercantile Mutual Funds, Inc. (the "Historical Predecessor Funds") reorganized into the Firstar International Growth Fund and the Firstar Small Cap Core Equity Fund, respectively. The financial history of the Historical Predecessor Funds survived these reorganizations. The Shell Predecessor Funds and the Historical Predecessor Funds are hereinafter known as the "Predecessor Funds."

     The Prospectuses, as well as the Semi-Annual Report to Shareholders of the Continuing Funds (as defined below on page 5) dated April 30, 2000, the Predecessor Funds' Semi-Annual Reports to Shareholders dated May 31, 2000, the Annual Report to Shareholders of the Continuing Funds dated October 31, 1999 and the Predecessor Funds' Annual Reports to Shareholders dated November 30, 1999, may be obtained, without charge, by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The audited Financial Statements and the related Reports of Independent Public Accountants for the year ended November 30, 1999 and the unaudited financial statements for the semi annual period ended May 31, 2000 for the Predecessor Funds in this SAI are incorporated by reference from the Predecessor Funds' respective Annual Reports and Semi-Annual Reports. The Financial Statements for the remaining Funds and the Independent Accountants report thereon in this SAI are incorporated by reference from the Annual Report and Semi-Annual Report of the Continuing Funds. No other parts of the Annual Reports are incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class of the Funds is currently divided into four series, a Retail A, Retail B, Y and Institutional series. This SAI pertains to Retail A Shares, Retail B Shares, Y Shares and Institutional Shares of twenty-five diversified portfolios, the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund and to Y Shares and Institutional Shares of one additional portfolio, the Global Equity Fund (collectively the "Funds").

Stellar/Mercantile Reorganization
---------------------------------

     On November 27, 2000, the Company engaged in a reorganization with Mercantile Mutual Funds, Inc. and Firstar Stellar Funds. As a result of this reorganization, certain portfolios offered by Mercantile Mutual Funds, Inc. and Firstar Stellar Funds reorganized into certain of the Funds that existed prior to the reorganization as follows:

                                    Portfolio(s) of Firstar Stellar Funds and/or
                                    Mercantile Mutual Funds, Inc. that
Firstar Fund                        Reorganized into Firstar Fund
------------                        -----------------------------
Intermediate Bond Fund              Mercantile Intermediate Corporate Bond
                                    Portfolio

U.S. Government Securities Fund     Mercantile U.S. Government Securities
                                    Portfolio ("Predecessor U.S. Government
                                    Securities Fund") and Firstar Stellar U.S.
                                    Government Income Fund

Aggregate Bond Fund                 Mercantile Government & Corporate Bond
                                    Portfolio ("Predecessor Aggregate Bond
                                    Fund") and Mercantile Bond Index Portfolio

Tax-Exempt Intermediate Bond Fund   Mercantile Short-Intermediate Municipal
                                    Portfolio

National Municipal Bond Fund        Mercantile National Municipal Bond Portfolio
                                    ("Predecessor National Municipal Bond
                                    Fund") and Firstar Stellar Insured Tax-Free
                                    Bond Fund

Balanced Income Fund                Firstar Stellar Fund

Balance Growth Fund                 Mercantile Balanced Portfolio

Growth & Income Fund                Mercantile Growth & Income Equity Portfolio

Equity Index Fund                   Mercantile Equity Index Portfolio

Large Gap Core Equity Fund          Mercantile Growth Equity Portfolio

International Growth Fund           Mercantile International Equity Portfolio
                                    ("Predecessor International Growth Fund")

MidCap Index Fund                   Firstar Stellar Capital Appreciation Fund

Small Cap Core Equity Fund          Mercantile Small Cap Equity Portfolio
                                    ("Predecessor Small Cap Core Equity Fund")

     For the periods prior to November 27, 2000, the performance history, historical data and certain of the expense information related to the U.S. Government Securities Fund, Aggregate Bond Fund, National Municipal Bond Fund, International Growth Fund and Small Cap Core Equity Fund that is set forth in this SAI is that of the Predecessor U.S. Government Securities Fund, Predecessor Aggregate Bond Fund, Predecessor National

Municipal Bond Fund, Predecessor International Growth Fund and Predecessor Small Cap Core Equity Fund, respectively.

          Additionally, the following Funds were originally organized as investment portfolios of the following investment companies under the following names:

                                        Formerly an Investment                      Portfolio
                                      Portfolio of the Following                Name at Predecessor
Firstar Fund Name                         Investment Company                    Investment Company
-----------------                         ------------------                    ------------------
Strategic Income Fund                 Firstar Stellar Funds                Firstar Stellar Strategic
                                                                             Income Fund ("Predecessor
                                                                             Strategic Income Fund")
Missouri Tax-Exempt Bond Fund         Mercantile Mutual Funds,             Mercantile Missouri Tax-Exempt
                                        Inc.                                 Bond Portfolio ("Predecessor
                                                                             Missouri Tax-Exempt Bond Fund")

Equity Income Fund                    Mercantile Mutual Funds,             Mercantile Equity Income
                                        Inc.                                 Portfolio ("Predecessor Equity
                                                                             Income Fund")

Relative Value Fund                   Firstar Stellar Funds                Firstar Stellar Relative Value
                                                                             Fund ("Predecessor Relative
                                                                             Value Fund")
Large Cap Growth Fund                 Firstar Stellar Funds                Firstar Stellar Growth Equity
                                                                             Fund ("Predecessor Large Cap
                                                                             Growth Fund")
Global Equity Fund                    Firstar Stellar Funds                Firstar Stellar International
                                                                             Equity Fund ("Predecessor
                                                                             Global Equity Fund")
Small Cap Index Fund                  Mercantile Mutual Funds,             Mercantile Small Cap Equity
                                        Inc.                                 Index Portfolio ("Predecessor
                                                                             Small Cap Index Fund")
Science & Technology Fund             Firstar Stellar Funds                Firstar Stellar Science &
                                                                             Technology Fund ("Predecessor
                                                                             Science & Technology Fund")

On December 11, 2000, each of these Funds was reorganized as an investment portfolio of the Company. For the periods prior to December 11, 2000, the performance history, historical data and certain of the expense information related to these Funds that is set forth in this SAI is that of the Predecessor Funds set forth above.

     The Short Term Bond, Intermediate Bond, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, International Value, MidCap Index, MidCap Core Equity and MicroCap Funds all existed as portfolios of the Company prior to the reorganization and have maintained their performance histories and investment policies. These portfolios are referred to herein as the "Continuing Funds."

     The U.S. Government Securities, Aggregate Bond, Strategic Income, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Income, Relative Value, Large Cap Growth, Global Equity, International Growth, Small Cap Index, Small Cap Core Equity and Science & Technology Funds are referred to herein as the "New Funds."

Name Changes
------------

     The Short-Term Bond Fund changed its name from Short-Term Bond Market Fund on December 11, 2000, and had previously changed its name from Short-Intermediate Fixed Income Fund effective January 1, 1993. The Intermediate Bond Fund changed its name from the Intermediate Bond Market Fund on November 27, 2000. The Balanced Growth Fund changed its name from the Balanced Fund effective February 1, 1998. The Growth & Income Fund changed its name from the Income and Growth Fund effective August 16, 1993. The Large Cap Core Equity Fund changed its name from the Growth Fund on November 27, 2000, and had previously changed its name from the MidCore Growth Fund effective May 30, 1997. The International Value Fund changed its name from the International Equity Fund on December 11, 2000. The International Growth Fund changed its name from the Core International Equity Fund on November 27, 2000. The MidCap Core Equity Fund changed its name from the Special Growth Fund on December 11, 2000. The Small Cap Core Equity Fund changed its name from the Emerging Growth Fund on November 27, 2000.

Commencement of Operations
--------------------------

     The MidCap Core Equity Fund commenced operations on December 28, 1989; the Short-Term Bond Fund, Bond IMMDEX(TM) Fund, Growth & Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Growth Fund commenced operations on March 30, 1992; the Large Cap Core Equity Fund commenced operations on December 29, 1992; the Intermediate Bond Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993; the International Value Fund commenced operations on April 28, 1994; the MicroCap Fund commenced operations on August 1, 1995; the Small Cap Core Equity Fund commenced operations on August 15, 1997 and adopted the investment policies and performance and financial history of the Mercantile Small Cap Equity Portfolio (which commenced operations on May 6, 1992) on November 27, 2000; the Balanced Income Fund commenced operations on December 1, 1997; and the International Growth Fund and MidCap Index Fund commenced operations on November 4, 1999, with the International Growth Fund adopting the investment policies and performance and financial history of the Mercantile International Equity Portfolio (which commenced operations on April 4, 1994) on November 27, 2000.

     The Funds listed below commenced operations as portfolios of the Company on December 11, 2000. These funds continued the investment policies and performance and financial history of their respective Predecessor Funds, each of which commenced operations on the date set forth after the name of each Fund:
U.S. Government Securities Fund (February 1, 1991); Aggregate Bond Fund (February 1, 1991); Strategic Income Fund (December 12, 1994); Missouri Tax-Exempt Bond Fund (July 15, 1988); National Municipal Bond Fund (November 18,
1996); Equity Income Fund (February 27, 1997); Relative Value Fund (June 5,
1991); Large Cap Growth Fund (December 12, 1994); Global Equity Fund (December 3, 1997); Small Cap Index Fund (December 30, 1998); and Science & Technology Fund (August 9, 1999).

     The Company also offers other investment portfolios that are described in a separate statement of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund

Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


           DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     The Company is a diversified, open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.


Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Value Fund and International Growth Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Value Fund and International Growth Fund. Pursuant to the terms of the Adviser's Advisory Agreements with the Funds, the Adviser has delegated certain of its duties to Hansberger Global Investors, Inc. ("HGI") and Clay Finlay, Inc. ("Clay Finlay") (HGI and Clay Finlay are collectively referred to as the "Sub-Advisers"). Within the framework of the investment objectives, policies and restrictions of each Fund, and subject to the supervision of the Adviser, HGI and Clay Finlay each is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Value Fund and International Growth Fund, respectively.

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. The expected maximum portfolio turnover rate for the International Value Fund for the current fiscal year is 75%, and the expected maximum portfolio turnover rate for the MidCap Index Fund for the current fiscal year is 30%. Although the Strategic Income Fund does not intend to invest for short-term profits, securities in the Fund's portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of its investment objective. The Adviser disregards the length of time a particular security may have been held by the Fund.

          The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes. The Strategic Income Fund's turnover rates for the past two fiscal years are shown below.

                    November 30, 1999        November 30, 1998
                    -----------------        -----------------
                           73%                      146%

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser (or the respective Sub-Adviser), in its sole discretion, believes such practice to be in the Funds' interests.

For the fiscal years ended October 31, 1999, 1998 and 1997, the Company paid brokerage commissions as follows:

Fund                                       1999            1998          1997
----                                       ----            ----          ----
Short-Term Bond                         $        0       $      0      $      0
Intermediate Bond                                0              0             0
Bond IMMDEX(TM)                                  0              0             0
Tax-Exempt Intermediate Bond                     0              0             0
Balanced Income                             35,386         17,012           N/A
Balanced Growth                            269,930        183,767       178,114
Growth & Income                            944,299        521,009       403,426
Equity Index                               103,834        100,414       101,524
Large Cap Core Equity                      347,203        187,935       263,875
International Value                        125,280        183,485       161,449
MidCap Index                                   N/A            N/A           N/A
MidCap Core Equity                       1,732,758        912,455       965,454

MicroCap                                171,579          151,906       132,772*

*For the fiscal period from August 15, 1997 through October 31, 1997.

For the fiscal years ended November 30, 1999, 1998 and 1997, brokerage commissions were paid for the Predecessor Funds as follows:

Fund                                       1999           1998          1997
----                                       ----           ----          ----
U.S. Government Securities              $      0       $      0       $     0
Aggregate Bond                                 0              0             0
Strategic Income                         334,889        395,862       406,396
Missouri Tax-Exempt Bond                       0              0             0
National Municipal Bond                        0              0             0
Equity Income                            275,891        361,966       151,046
Relative Value                           219,478        315,245       218,211
Large Cap Growth                         305,414        286,979       274,875
Global Equity                             70,829         50,105           N/A
International Growth                     387,288        293,093       248,564
Small Cap Index                           98,519            N/A           N/A
Small Cap Core Equity                    319,318        550,114       428,191
Science & Technology                      21,635            N/A           N/A

None of the brokerage commissions were paid to affiliates of the Company, the Adviser, Sub-Advisers or the Administrator.

     The Advisory Agreement between the Company and the Adviser, and with respect to the International Value Fund, the Sub-Advisory Agreement among the Company, the Adviser and HGI, and with respect to the International Growth Fund, the Sub-Advisory Agreement among the Company, the Adviser and Clay Finlay, provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Advisers will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or the respective Sub-Adviser) shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Advisers to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or respective Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Advisers and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Advisers, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Advisers, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Advisers. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or respective Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or respective Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

As of October 31, 1999, each Firstar Fund held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows:

Fund                           Broker/Dealer                    Total Holdings
----                           -------------                    --------------
Short-Term Bond                Goldman Sachs                       $ 1,947,516
                               Lehman Brothers                       4,929,414
                               First Chicago                         2,362,444
                               Paine Webber                            993,597
                               Bear Stearns                            829,747
Intermediate Bond              Goldman Sachs                         4,868,790
                               Merrill Lynch                         6,828,738
                               Donaldson Lufkin and Jenrette         2,927,700
                               Lehman Brothers                      10,177,970

Fund                                 Broker/Dealer                             Total Holdings
----                                 -------------                             --------------
                                     Salomon                                            1,953,249
                                     Paine Webber                                       5,588,483
                                     Prudential                                         4,921,624
                                     Bear Stearns                                       2,217,476
Bond IMMDEX(TM)                      Goldman Sachs                                      9,737,580
                                     Merrill Lynch                                      4,808,450
                                     Lehman Brothers                                   15,907,006
                                     Salomon                                            5,533,178
                                     Paine Webber                                       6,449,671
                                     General Motors Acceptance Corp.                    2,849,856
Balanced Income                      Goldman Sachs                                        389,503
                                     Merrill Lynch                                        233,742
                                     Morgan Stanley                                       312,459
                                     Donaldson Lufkin and Jenrette                        195,180
                                     Lehman Brothers                                      838,575
                                     Salomon                                              691,795
                                     American Express                                     492,600
                                     General Electric                                     366,019
Balanced Growth                      Goldman Sachs                                      1,460,637
                                     Merrill Lunch                                        862,712
                                     Morgan Stanley                                     1,158,281
                                     Lehman Brothers                                    2,303,524
                                     Salomon                                            1,262,048
                                     Paine Webber                                       1,038,413
                                     General Motors Acceptance Corp.                    1,003,905
Growth & Income                      Bank of New York                                  14,966,125
                                     American Express                                  10,841,800
                                     Household International                            5,645,063
Equity Index                         Morgan Stanley                                     3,901,311
                                     American Express                                   4,158,000
                                     General Motors Acceptance Corp.                    2,824,050
                                     Lehman Brothers                                      530,550
                                     Bear Stearns                                         313,294
                                     Household International                            1,325,630
Large Cap Core Equity                Morgan Stanley                                     4,930,969

As of October 31, 1999, the International Value, MidCap Index, MidCap Core Equity and MicroCap Funds did not hold any securities of their respective regular brokers or dealers (as defined under the 1940 Act) or their parents.

As of November 30, 1999, each Predecessor Fund held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows:

Fund                                  Broker/Dealer                           Total Holdings
----                                  -------------                           --------------
Aggregate Bond                        Merrill Lynch                                     2,985,000
Strategic Income                      Lehman Brothers                                   5,551,000
Large Cap Growth                      Merrill Lynch                                     1,650,000
                                      Morgan Stanley                                    2,093,000

As of November 30, 1999, the Predecessor Equity Income, Predecessor Relative Value, Predecessor Global Equity, Predecessor International Growth, Predecessor Small Cap Index, Predecessor Small Cap Core Equity and Predecessor Science & Technology Funds did not hold any securities of their respective regular brokers or dealers (as defined under the 1940 Act) or their parents

                        INVESTMENT STRATEGIES AND RISKS

     Temporary Defensive Positions. The Missouri Tax-Exempt Bond Fund may hold
     -----------------------------
uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal securities are unavailable. There is no percentage limitation on the amount of assets that may be held uninvested during temporary defensive periods. In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal securities are unavailable and subject to the Fund's quality standards, the Fund may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a rating agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

     The Equity Income Fund reserves the right to hold, as a temporary defensive measure during abnormal market or economic conditions, up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Fund may invest include (i) money market instruments, such as commercial paper, including variable and floating rate instruments, rated at the time of purchase in one of the two highest rating categories assigned by a rating agency or, if unrated, deemed to be of comparable quality by the Adviser at the time of purchase, and bank obligations, including bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits of U.S. and foreign banks having total assets at the time of purchase in excess of $1 billion, (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iii) repurchase agreements.

     The Relative Value Fund may invest in temporary investments from time to time for defensive purposes. The Fund may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term money market instruments such as:

     . instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured; or

     . commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch.

     For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Global Equity Fund may invest in U.S. and foreign short-term money market instruments including:

     . commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the NRSROs described above;

     . instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;

     . obligations of the U.S. government or its agencies or instrumentalities;

     .    repurchase agreements; and

     . other short-term instruments that are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest.


     During temporary defensive periods, when deemed necessary by the Adviser or Sub-Adviser, the International Growth Fund may invest up to 100% of its assets in U.S. government obligations, debt obligations of companies incorporated and having their principal business activities in the United States, or cash and short-term obligations (having remaining maturities of 13 months or less). The Fund does not intend to invest in such securities for the purpose of meeting its investment objective.

     The Small Cap Core Equity Fund reserves the right to hold, as a temporary defensive measure, up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant.

     Ratings. The ratings of Standard & Poor's, Moody's and other nationally
     -------
recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or respective Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending. Each of the Funds (other than the Missouri Tax-Exempt
     ------------------
Bond Fund and Relative Value Fund) may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Value Fund or International Growth Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Value Fund or International Growth Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. In accordance with current SEC policies, each Fund is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. The Funds may invest from time to time in "money
     ------------------------
market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable. The International Value Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the Adviser (or the respective Sub-Adviser) believes changes in economic, financial or political conditions make it advisable. The International Growth Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include: Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. The MicroCap Fund's investments in money market instruments under normal market conditions are expected to represent less than 10% of the Fund's net assets, but may increase to 30% for temporary defensive purposes during abnormal market conditions.

     Subject to their respective investment policies, the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds may invest in the following taxable investments for temporary defensive or other purposes: commercial paper, bankers' acceptances, certificates of deposit, time deposits and floating rate notes.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Value Fund or International Growth
Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Continuing Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. Investments by a New Fund in commercial paper will consist of issues rated at the time A-1 or A-2 by Standard & Poor's, or P-1 or P-2 by Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The underlying funds of the Global Equity Fund and each of the Funds, except the Strategic Income, Equity Income, Relative Value, Large Cap Growth, Small Cap Index and Science & Technology Funds, may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Value Fund or International Growth Fund) deem the investment to involve minimal credit risk.

     The Missouri Tax-Exempt Bond, International Growth and Small Cap Core Equity Funds may also invest in variable and floating rate demand instruments, including participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Repurchase Agreements. The underlying funds of the Global Equity Fund and
     ---------------------
each Fund, except the National Municipal Bond Fund, may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Growth Fund or International Value Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies. The Funds may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, their pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. In addition, investment companies in which a Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Missouri Tax-Exempt Bond Fund in connection with such investments). These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. The income on securities of other investment companies may be taxable to investors at the state or local level. See "Additional Information Concerning Taxes" below.

     Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     Each of the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds may invest in securities issued by other investment companies, limited, except as described below, with respect to each Fund to investment companies which determine their net asset value per share based on the amortized cost or penny-rounding method and which invest in securities in which the Fund is permitted to invest. In addition to the limitations described above, each of the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made, not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser.

     U.S. Government Obligations. Each of the Funds, except the Science &
     ---------------------------
Technology Fund, may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Bank Obligations. For purposes of a Fund's investment policies with respect
     ----------------
to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

     The Relative Value Fund may invest in domestic bank obligations, including:

     .    certificates of deposit,
     .    demand and time deposits,
     .    bankers' acceptances,
     .    notes,
     .    bonds, and
     . discount notes of the following U.S. Government agencies or instrumentalities:

          (a)  Federal Home Loan Banks,

          (b)  FNMA,

          (c)  GNMA,

          (d)  National Bank for Cooperatives,

          (e)  Banks for Cooperatives,

          (f)  Tennessee Valley Authority,

          (g)  Export-Import Bank of the United States,

          (h)  Commodity Credit Corporation,

          (i)  Federal Financing Bank,

          (j)  The Student Loan Marketing Association,

          (k)  FHLMC, or

          (l)  National Credit Union Administration.

In addition to domestic bank obligations, the Fund may invest in:

     . Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;

     . Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

     . Canadian Time Deposits, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States; and

     . Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

     Restricted Securities. The Funds may invest up to 15% of net assets in
     ---------------------
securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     The underlying funds of the Global Equity Fund and each New Fund, except the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds, may also invest in Section 4(2) commercial paper, subject to the applicable limit, unless the Adviser determines that a liquid market exists. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is
normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

     Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects. The Equity Income Fund does not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations. Such securities may be more difficult to sell than larger or more established securities.

     Borrowings and Reverse Repurchase Agreements. Each Fund (or underlying fund
     --------------------------------------------
of the Global Equity Fund) may borrow money to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions from banks or through reverse repurchase agreements. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The National Municipal Bond Fund may not enter into reverse repurchase agreements. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     Preferred Stocks. The Short-Term Bond Fund, Intermediate Bond Fund, Bond
     ----------------
IMMDEX(TM) Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Large Cap Core Equity Fund, International Value Fund, International Growth Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Each of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund will limit its investments in preferred stock to no more than 5% of its respective net assets.

     When-Issued Purchases, Delayed Delivery and Forward Commitments. Each Fund
     ---------------------------------------------------------------
(or underlying fund of the Global Equity Fund) may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% (except the Strategic Income, Relative Value, Large Cap Growth, Global Equity, Science & Technology and MicroCap Funds, which are not expected to exceed 20%) of the value of its total assets absent unusual market conditions. The National Municipal Bond Fund expects that its commitments to purchase when-issued securities will not exceed 5% of its total assets under normal market conditions. The Strategic Income, Relative Value, Global Equity, Large Cap Growth and Science & Technology Funds do not currently intend to engage in forward commitments. The Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds do not currently intend to engage in delayed delivery transactions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets (or 20% for the Strategic Income, Relative Value, Large Cap Growth, Global Equity and Science & Technology Funds). In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Short Sales. The Strategic Income Fund, Global Equity Fund and MicroCap
     -----------
Fund may make short sales. In a short sale transaction, a Fund borrows a security from a broker and sells it with the expectation that the market price will drop and the Fund will be able to replace the borrowed security by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that:

     . the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal at least 100% of the current value of the security sold short and

     . the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

If the MicroCap Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold.

     The Strategic Income Fund and Global Equity Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Funds. When a Fund purchases call options, it has to pay a premium to the person writing the option and a commission to the broker selling the options. If the options are exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the securities were to be purchased directly.

     As for the Strategic Income Fund, the Adviser anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, as an operating policy which may be changed without shareholder approval, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

     In addition to the short sales discussed above, the Strategic Income Fund and Global Equity Fund may also make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. The Strategic Income Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

     A Fund will incur losses as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Conversely, the

Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

     For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss into short-term capital loss. As a result, these transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareholders and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareholders will be closely monitored.

     Foreign Securities.  The Funds' (except the U.S. Government Securities,
     ------------------
Missouri Tax-Exempt Bond, National Municipal Bond, and Small Cap Index Funds) investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

     The types of international securities in which the Large Cap Growth Fund may invest include other investment companies that invest primarily in international securities. The Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund (via its underlying funds) and Science & Technology Fund, may invest in equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. The international equity securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixed-income securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before a Fund may invest in them.

     Investments in foreign securities, whether made directly or through ADRs or EDRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds, with the exception of the International Value Fund and International Growth Fund, do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. See the section entitled "Foreign Currency Transactions" below for the International Value Fund and International Growth Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Value Fund and International Growth Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Value Fund and International Growth Fund is expected to be volatile. The Aggregate Bond Fund and Large Cap Growth Fund do not intend to invest more than 10% of their net assets in foreign securities. The Small Cap Core Equity Fund may invest up to 25% of its total assets in securities of foreign issuers.

     American Depository Receipts ("ADRs") and European Depository Receipts
     ----------------------------------------------------------------------
("EDRs").  The Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Balanced
--------
Income, Balanced Growth, Growth & Income, Equity Income, Large Cap Core Equity, International Value, MidCap Core Equity and MicroCap Funds may invest in sponsored ADRs. The Aggregate Bond, International Growth and Small Cap Core Equity Funds may invest in sponsored ADRs and EDRs. The International Value, International Growth and Small Cap Core Equity Funds may also invest in unsponsored ADRs. The Equity Income, International Growth and Small Cap Core Equity Funds may also invest in EDRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities, ADRs and EDRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. It is sometimes difficult to vote proxies for unsponsored ADRs.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     Foreign Futures and Options on Futures.  The Adviser and Sub-Adviser may
     --------------------------------------
determine that it would be in the interest of the International Value Fund to purchase or sell futures contracts, including interest rate, index, and currency futures, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     The International Value Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund's futures transactions may be entered into for hedging purposes or risk management. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser (or the Sub-Adviser) believes it is more advantageous to the Fund than is purchasing the futures contract.

     The International Value Fund intends to limit its transactions in futures contracts and related options so that not more than 25% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.

     Futures purchased or sold by the International Value Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Value Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B.

     Forward Currency Contracts.  The Strategic Income Fund, International Value
     --------------------------
Fund and International Growth Fund, as well as underlying funds of the Global Equity Fund, may enter into forward currency contracts. Forward foreign currency exchange contracts provide for the purchase of or sale of an amount of a specified currency at a future date. These Funds may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and the settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Such transactions may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds). The Funds may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations.

     The Funds and the underlying funds of the Global Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or the respective Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Funds and the underlying funds of the Global Equity Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the
second currency.   Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Funds and the underlying funds of the Global Equity Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized.

     The International Growth Fund may also purchase unlisted currency options. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

     The Strategic Income Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

     Foreign Currency Transactions.  Although the International Value Fund and
     -----------------------------
International Growth Fund value their respective assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Additionally, the Strategic Income Fund and the underlying funds of the Global Equity Fund may use foreign currency transactions to settle securities transactions. Foreign transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts (see above). The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds (the underlying funds in the case of the Global Equity Fund) could suffer a loss of some or all of the amounts deposited. The Funds (the underlying funds in the case of the Global Equity Fund) may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

     Except where segregated accounts are not required under the 1940 Act, when these Funds enter into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of these Funds in an amount equal to the value of each Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Funds' commitments to such contracts. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts.

     The International Growth Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. (See "Options Trading," below, for a discussion of options trading). A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British Pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

     A call option written by the International Growth Fund gives the purchaser, upon payment of a premium, the right to purchase from the International Growth Fund a currency at the exercise price until the expiration of the option.

     Foreign Currency Futures Contracts.  The International Value Fund may also
     ----------------------------------
hedge its foreign exchange rate risk by entering into foreign currency futures contracts. The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

     Derivatives Risk.  The Science & Technology Fund may invest in derivatives.
     ----------------
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investment in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     Subject to their investment limitations, the Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the Funds' assets will be invested in such securities during the current year. A number of different structures have been used. For example, interests in long-term fixed-rate municipal securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal securities to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Company nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Mortgage-Backed and Asset-Backed Securities.  The Short-Term Bond,
     -------------------------------------------
Intermediate Bond, U.S. Government Securities, Aggregate Bond, Bond IMMDEX(TM), Strategic Income, Balanced Income, Balanced Growth, Large Cap Growth and Science & Technology Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     As stated in the Prospectuses for the Funds, mortgage-backed securities such as collateralized mortgage obligations ("CMOs") may be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.
The Short-Term Bond, Intermediate Bond and Bond IMMDEX(TM) Funds will invest less than 50% of their respective total assets in CMOs. The Strategic Income, Large Cap Growth and Science & Technology Funds will only purchase CMOs rated AAA by an NRSRO.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     The Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund may also invest in adjustable rate mortgage securities ("ARMs"). ARMs are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. These Funds invest in ARMs issued by GNMA, FNMA, and FHLMC.

     Unlike conventional bonds, ARMs pay back principal over the life of the ARMs rather than at maturity. Thus, holders of the ARMs would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMs reinvests the payment and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMs. As a consequence, ARMs may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

     Not unlike other U.S. government securities, the market value of ARMs will generally vary inversely with changes in market interest rates. Thus, the market value of ARMs generally declines when interest rates rise and generally rises when interest rates decline.

     While ARMs generally entail less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

     Variable Rate Medium Term Notes.  The Short-Term Bond, Intermediate Bond,
     -------------------------------
U.S. Government Securities, Aggregate Bond, Bond IMMDEX(TM), National Municipal Bond, Balanced Income, Balanced Growth and Growth & Income Funds may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Credit Bond Index, the Lehman Brothers Intermediate Government/Credit Bond Index or the Lehman Brothers Government/Credit Bond Index).

     Stripped U.S. Government Obligations.  The U.S. Government Securities Fund,
     ------------------------------------
Aggregate Bond Fund, National Municipal Bond Fund, Equity Income Fund, Large Cap Growth Fund, International Growth Fund, Small Cap Core Equity Fund and Science & Technology Fund may hold stripped U.S. Treasury securities, including:
(1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"); (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"); or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Aggregate Bond, Large Cap Growth, International Growth, Small Cap Core Equity and Science & Technology Fund may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

     Additionally, each Continuing Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Adviser will consider the liquidity needs of the Fund when any investments in zero coupon obligations or other principal-only obligations are made.

     Variable and Floating Rate Instruments.  Subject to their respective
     --------------------------------------
investment limitations, each of the Tax-Exempt Intermediate Bond, Missouri Tax-Exempt Bond, National Municipal Bond, International Growth and Small Cap Core Equity Funds may purchase variable and floating rate obligations. If such instruments are unrated, they will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by a Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. The International Growth Fund will invest in such instruments only when the Adviser (or Sub-Adviser) believes any risk of loss due to issuer default is minimal.

     With respect to the variable and floating rate instruments that may be acquired by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The variable and floating rate demand instruments that the National Municipal Bond Fund may purchase include participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Options Trading.  As stated in the Prospectuses, the Funds (with the
     ---------------
exception of the Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund and Relative Value Fund) and the underlying funds of the Global Equity Fund may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Each of the Funds (or the underlying funds, as the case may be) except the Tax-Exempt Intermediate Bond Fund and National Municipal Bond Fund may also write covered call options. The International Growth Fund may also write secured put options. Option purchases by each of the Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Strategic Income, Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, Large Cap Growth, MidCap Index, MidCap Core Equity Science & Technology and MicroCap Funds will not exceed 5% of the respective Fund's net assets. Option purchases by each of the U.S. Government Securities, Aggregate Bond, International Growth and Small Cap Core Equity Funds will not exceed 10% of the respective Fund's net assets. The International Value Fund may purchase put and call options without limit. The International Growth Fund will not invest more than 5% of its total assets in initial margin deposits and premiums (including without limitation, puts, calls, straddles and spreads) and any combination thereof. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. (In the case of the Equity Index Fund and MidCap Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The U.S. Government Securities, Aggregate Bond, International Growth and Small Cap Core Equity Funds will enter into such transactions only as a hedge against fluctuations in the value of securities which the Funds hold or intend to purchase.

     The Tax-Exempt Intermediate Bond Fund will only purchase put options on Municipal obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Strategic Income, Large Cap Growth, International Value,

Global Equity (via the underlying funds), International Growth, Small Cap Core Equity and Science & Technology Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options. The Equity Income Fund and Small Cap Index Fund will invest only in options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of each Fund's net assets.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, each Fund (with the exception of the Tax-Exempt Intermediate Bond Fund) may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index and MidCap Index Funds, such options will relate only to stock indices and in the case of the U.S. Government Securities, Aggregate Bond, International Growth and Small Cap Core Equity Funds, such options will only relate to particular securities owned by a Fund or which it has the right to acquire.) All options written by the Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund must be covered options. (In the case of the Small Cap Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii)
greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of Fund assets subject to covered options written by each of the following Funds will not exceed the percentage of the value of the respective Fund's net assets during the current year set forth below.

                                               Maximum percentage
                                            of net assets which may
            Fund                         be subject to covered options
            ----                         -----------------------------
            Short-Term Bond                           5%
            Intermediate Bond                         5%
            U.S. Government Securities               25%
            Aggregate Bond                           25%
            Bond IMMDEX(TM)                           5%
            Strategic Income                         20%
            Balanced Income                           5%
            Balanced Growth                          25%
            Growth & Income                           5%
            Equity Income                            25%
            Equity Index                              5%
            International Growth                     25%
            MidCap Index                              5%
            Small Cap Index                          25%
            Small Cap Core Equity                    25%
            MicroCap                                  5%

     The International Value Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter and during the current year the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets.

     Investments in put and call options may not exceed 5% of assets of each of the Strategic Income Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology Fund, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the respective Fund may invest.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     The International Value Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the purchaser of the put at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option, however, the Fund assumes the risk that the value of the security will decline before the exercise date in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include: (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options.  The Adviser may determine that it
     -------------------------------------
would be in the best interest of the Global Equity Fund (via the underlying funds) and each of the other Funds (except the Tax-Exempt Intermediate Bond, Missouri Tax-Exempt Bond, National Municipal Bond and Relative Value Funds) to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The International Value Fund may engage in foreign futures and options (see "Foreign Futures and Options on Futures"). In addition, the Equity Index Fund, MidCap Index Fund and Small Cap Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index, respectively) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index, respectively, to keep substantially all of their assets exposed to the market (as represented by the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index, respectively), and to reduce transaction costs. The International Value Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists. The Sub-Adviser of the International Value Fund anticipates engaging in transactions from time to time in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     Risks associated with the use of futures contracts and options on futures include: (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund; and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Investment Adviser's (or Sub-Adviser's) ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the
transaction costs, if the contract were closed out.   Thus, a purchase or sale
of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract of related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Neither the Equity Income nor the Small Cap Index Funds will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions exceeds 5% of the liquidation value of the Fund, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commissions ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator."

     To minimize risks, the Strategic Income Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures position and premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. The Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Growth & Income, International Growth and Small Cap Core Equity Funds each intends to limit its transactions in futures contracts and related options so that not more than 5% of such Fund's respective net assets are at risk. The Equity Index Fund, International Value Fund and MidCap Index Fund intend to limit their transactions in futures contracts so that not more than 10%, 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

     Zero Coupon Bonds.   Each Fund (except the Strategic Income, Missouri Tax-
     -----------------
Exempt Bond, Equity Income, Relative Value, Global Equity and Small Cap Index Funds) may invest in zero coupon obligations. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Zero coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. See the discussion under "Stripped Securities" below for more information.

     Convertible Securities.  The Aggregate Bond, Strategic Income, Balanced
     ----------------------
Income, Balanced Growth, Growth & Income, Equity Income, Relative Value, Large Cap Core Equity, Large Cap Growth, International Value, International Growth, MidCap Core Equity, Small Cap Index, Small Cap Core Equity, Science & Technology and MicroCap Funds may hold convertible securities subject to their respective investment limitations. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     With respect to the Balanced Income, Balanced Growth, Growth & Income, Large Cap Core Equity, International Value, MidCap Core Equity and MicroCap Funds, during normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that: (1) are not rated investment grade at the time of purchase by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or

Adviser and Sub-Adviser with regard to the International Value Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Value Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. With respect to the Aggregate Bond Fund, the Fund may not purchase convertible or other securities that: (1) are not rated investment grade at the time of purchase by S&P, Moody's or other nationally recognized rating agencies; or (2) are unrated and have not been determined by the Adviser to be of comparable quality to a security rated investment grade.

     Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Value and International Growth Funds) will consider such an event in determining whether a Fund should continue to hold the security. With respect to the Aggregate Bond, Balanced Income, Balanced Growth, Growth & Income, Large Cap Core Equity, International Value, MidCap Core Equity and MicroCap Funds, the Adviser (and Sub-Adviser for the International Value
Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

     As described in the Prospectuses, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

     Rights and Warrants.  The Strategic Income, Balanced Income, Balanced
     -------------------
Growth, Growth & Income, Equity Income, Large Cap Core Equity, Large Cap Growth, International Value, Global Equity (via the underlying funds), International Growth, MidCap Core Equity, Small Cap Index, Small Cap Core Equity, Science & Technology, and MicroCap Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Equity Income, International Value and Small Cap Index Funds' net assets. Warrants acquired by the Equity Income, International Value and Small Cap Index Funds in units or attached to securities are not subject to these limits.

     Guaranteed Investment Contracts.  The Short-Term Bond, Intermediate Bond
     -------------------------------
and Bond IMMDEX(TM) Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. A Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments. Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, a Fund will not purchase any such annuities.

     Standard and Poor's Depository Receipts, Standard and Poor's MidCap 400
     -----------------------------------------------------------------------
Depository Receipts and the Dow Industrial DIAMONDS.  The  Equity Income,
---------------------------------------------------
International Growth, Small Cap Index and Small Cap Core Equity Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository receipts ("MidCap SPDRs") and the Dow Industrials DIAMONDS ("DIAMONDS"). SPDRs represent ownership in the SPDR trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the S&P 500. MidCap SPDRs represent ownership in the MidCap SPDR trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

     The Small Cap Index Fund may invest in any index-based depository receipt in lieu of investment in the actual securities that are listed in its index.

     Derivatives Risk.  The Science & Technology Fund may invest in derivatives.
     ----------------
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investment in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should by substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     Subject to its investment limitations, the Missouri Tax-Exempt Bond Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the Fund's assets will be invested in such securities during the current year. A number of different structures have been used. For example, interests in long-term fixed-rate municipal securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal securities to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Company nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Synthetics.  The Science & Technology Fund may invest in synthetic
     ----------
securities. Synthetic securities are a form of securities where fixed rate bonds of a single state or municipal issuer are deposited in a trust by a sponsor and interests in the trust are sold to investors. The use of synthetic securities exposes the Fund to additional risks and transaction losses. Furthermore, synthetic securities are subject to the greater risks inherent in bond investing (i.e., varying interest rates and credit quality rating).

     Small Companies and Unseasoned Issuers.  Small companies in which the Funds
     --------------------------------------
may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

     Companies in which the MicroCap Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds. Historically small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Funds will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the MidCap Core Equity Fund and MicroCap Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation.

     Real Estate Investment Trusts.  The Strategic Income Fund, Large Cap Growth
     -----------------------------
Fund and Science & Technology Fund may invest in equity or mortgage real estate investment trusts (REITs) that together produce income. A real estate investment trust is a managed portfolio of real estate investments. Regarding the Funds' asset allocation policy, real estate of domestic issuers will not be considered domestic equity securities. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.

     Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes and health care facilities) and geographic location.

Other Investment Considerations - International Value Fund
----------------------------------------------------------

     High Risk Debt Securities ("Junk Bonds").  As stated in the International
     ----------------------------------------
Value Fund's Prospectuses, the Fund may invest up to 5% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include:
(i) debt not in default but rated as low as C by Moody's, S&P, or Fitch, Inc. ("Fitch"); (ii) commercial paper rated as low as C (or D if in default) by S&P or Fitch, or Not Prime by Moody's; and (iii) unrated debt securities of comparable quality. The Fund may also buy debt in default (rated D by S&P or Fitch, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch, Not Prime by Moody's, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issue's capacity to pay interest and repay principal.

     The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

     Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

     If the issuer of high risk debt defaulted, the International Value Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     If the Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If the Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

     Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Sub-Adviser's credit analysis than investment-grade debt securities. The Adviser (or the Sub-Adviser) will monitor the Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

     The Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser (or the Sub-Adviser) anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect the Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

     Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, the Fund's net asset values.

     Sovereign Debt.  The International Value Fund may invest up to 5% of its
     --------------
net assets in obligations of foreign countries and political entities ("Sovereign Debt"), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment ("Sovereign Debtor") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A Sovereign Debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Sovereign Debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the Sovereign Debtor may be subject. Sovereign Debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the Sovereign Debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The Sovereign Debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the Sovereign Debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. The Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

     Brady Bonds.  The International Value Fund may invest up to 5% of its net
     -----------
assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

     Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Other Investment Considerations - Global Equity Fund
----------------------------------------------------

     Investing in mutual funds involves risk. This risk may be increased when investing in the Global Equity Fund because the Fund invests in a number of underlying mutual funds. Moreover, investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds.

     The Fund's investment strategy of investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single underlying fund with a single manager. Holding a diversified portfolio of international equity funds also may provide access to a wider range of management talent, companies, industries, countries and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The Fund is designed to give shareholders a single investment that offers broad international diversification.

     The 1940 Act provides that the Fund may not purchase the securities of an underlying fund, if, as a result, the Fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the adviser will be aggregated with those held by the Fund. Thus, the Fund's ability to invest in shares of certain underlying funds could be restricted and the adviser may have to select alternative investments. Accordingly, when affiliated persons and other accounts managed by the adviser hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those Funds is restricted. The Adviser must then, in some instances, select alternative investments that would not have been its first preference. By investing in the Fund, shareholders would bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

     The 1940 Act also provides that, when the Fund invests in shares of an underlying fund, the underlying fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the Fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, cannot exceed 15% of the Fund's net assets. These limitations are not fundamental investment policies and may be changed by the Board of Directors without shareholder approval.

     Under certain circumstances, an underlying fund may decide to make a redemption payment by the Fund wholly or partly by an in-kind distribution of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold portfolio securities distributed by an underlying fund until the adviser determines that it is appropriate to dispose of such securities.

     Investment decisions by the investment advisers of the underlying funds are made independently of each other and of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     The Fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the Fund anticipates purchasing fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.

     Although the Fund will normally invest in open-end management investment companies, it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

     Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the Fund will purchase such shares pursuant to

     (a) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter);

     (b) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and

     (c) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.

     As an operational policy, the Fund invests substantially all of its assets in international funds. To the extent that the Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. This strategy also involves certain additional expenses and certain tax results that would not be present in a direct investment in mutual funds. Federal law imposes certain limits on the purchases of mutual fund shares by the Fund. The Fund may purchase shares of no-load funds available without a transaction fee and shares of mutual funds that charge sales loads and/or pay their own distribution expenses. Each underlying fund provides a prospectus and other disclosure documents to the Fund. These documents are also available to Fund shareholders directly from the underlying fund.

     The Adviser will attempt to identify and select a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the Adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions (provided they invest in at least three countries other than the United States). Underlying funds may also concentrate their investments in a single industry.

     If an underlying fund maintains its assets abroad, its board of directors must consider at least annually whether maintaining the underlying fund's assets with custodians in foreign countries is consistent with the best interests of the underlying fund and its shareholders. The underlying fund's board of directors also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of an underlying fund's portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the underlying fund's board of directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

     Securities that are acquired by an underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the underlying fund to be illiquid assets provided that:

     (i) the underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market,

     (ii) the underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or

     (iii) foreign market and current market quotations are readily available.

     Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the underlying fund.

     The following is a description of the securities in which the underlying funds may invest. Although many of the underlying funds may have the same or similar investment policies as the Fund, they are not required to do so.

Securities of Foreign Issuers
-----------------------------

     An underlying fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. Foreign companies around the world (excluding the United States) issue international stocks. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

     An underlying fund may also invest in equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").

     The Fund's investment approach of investing, through underlying funds, in foreign securities is based on the premise that investing in non-U.S. securities provides three potential benefits over investing solely in U.S. securities:

     1. the opportunity to invest in foreign issuers believed to have superior growth potential;

     2. the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and

     3. the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony.

     The underlying funds in which the Fund invests may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. Underlying funds may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. Furthermore, the Adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing. Investments in developing countries are more volatile and risky than investments in developed countries.

     To the extent that the Fund invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among the securities of more countries.

     The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. The charters of individual companies may also impose foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. Delays in, or a refusal to grant, any required governmental registration or approval for such repatriation could adversely affect an underlying fund. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries.

     Brokerage commissions, custodial services and other costs relating to foreign investment may be more expensive than in the United States.
     Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended security purchases due to settlement problems could cause an underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if an underlying fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Other differences between foreign and U.S. companies include:

     .    less publicly available information about foreign companies;

     . the lack of uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;

     .    less readily available market quotations on foreign companies;

     . differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

     . differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

     . the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities;

     . the likelihood that foreign securities may be less liquid or more volatile;

     .    unreliable mail service between countries;

     . political or financial changes which adversely affect investments in some countries;

     . the possibility that certain markets may require payment for securities before delivery; and

     .    religious and ethnic instability.

     In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the Fund will abide by them, and the Fund anticipates compliance by the underlying funds.

                         (a)  Depository Receipts

     ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

     Depository Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depository Receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depository Receipts may not entitle the underlying funds to financial or other reports from the issuer of the underlying security, to which they would be entitled as the owner of sponsored Depository Receipts.

                         (b)  Emerging Markets

     Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

     In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying funds. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Foreign Currency Transactions
  -----------------------------

     Foreign currency transactions may be used by underlying funds to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

     Foreign currency transactions also may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of assets that are denominated in foreign currencies, such as foreign securities or Funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

     In order to hedge against foreign currency exchange rate risks, an underlying fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The underlying fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     An underlying fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the underlying fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. An underlying fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the underlying fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the underlying fund's portfolio securities denominated in such foreign currency, or when the underlying fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     This second investment practice is generally referred to as "cross-hedging." Because in connection with the underlying fund's forward foreign currency transactions an amount of the underlying fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the underlying fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis.

     An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.
     The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund will be traded on U.S. and foreign exchanges or over-the-counter.

     An underlying fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the underlying fund's portfolio securities or adversely affect the prices of securities that the underlying fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the underlying fund's investment adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the underlying fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

                         (c)  Forward Commitments

     Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. An underlying fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the underlying fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although an underlying fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

                         (d) Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

     A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

     Generally, no commission charges or deposits are involved. At the time an underlying fund enters into a forward contract, the underlying fund assets with a value equal to the underlying fund's obligation under the forward contract are segregated on the underlying fund's records and are maintained until the contract has been settled. An underlying fund will not enter into a forward contract with a term of more than one year. An underlying fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

     An underlying fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. The adviser believes, however, that it is important that an underlying fund be able to enter into forward contracts when the best interests of the underlying fund will be served.

                         (e)  Currency Risks

     Because an underlying fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect such underlying fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by such underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of underlying fund assets denominated in that currency will decrease.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the underlying funds value their assets daily in U.S. dollars, the underlying funds will not convert their holdings of foreign currencies to U.S. dollars daily. When an underlying fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

  Swap Agreements
  ---------------

     As one way of managing its exposure to different types of investments, the underlying funds may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an underlying fund's investments, its share price and yield.

     Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When an underlying fund enters into a swap agreement, assets of the underlying fund equal to the value of the swap agreement will be segregated by the underlying fund.

     Among the hedging strategies into which an underlying fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The underlying fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date. The underlying fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the underlying fund may be obligated to pay. Interest rate swaps involve the exchange by the underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     An underlying fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the underlying fund's investment adviser and the underlying fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor or collar to be purchased or held in an underlying fund's portfolio. If there is a default by the counterparty, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  High Yield Securities
  ---------------------

     The underlying funds may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as "junk bonds") by an NRSRO, such as Moody's Investor's Service, Inc. or Standard & Poor's. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds.)

                         (f)  Variable Rate Demand Notes

     The underlying funds may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide an underlying fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow an underlying fund to demand the repurchase of the security on not more than seven days' prior notice.
     Other notes only permit an underlying fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The underlying funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the underlying fund may next tender the security for repurchase.

  Credit Facilities
  -----------------

     An underlying fund may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as an underlying fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

     Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. An underlying fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the underlying fund to make a pro rata share of all loans extended to the borrower and entitles the underlying fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

                         (g)  Diversification

     With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities and securities of other investment companies, or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction).

                         (h)  Non-Diversification

     Some of the underlying funds in which the Fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets that can be invested in any single issuer. An investment in such underlying funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the underlying fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the underlying fund will have a greater impact on the total value of the underlying fund's portfolio than would be the case if the Fund were diversified among more issuers.

     However, it is anticipated that the underlying funds will comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of an underlying fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of an underlying fund's assets shall be invested in a single issuer.

                         (i)  Industry Concentration

     Underlying funds may concentrate their investments in one industry.
     Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a Fund that invests in a broader range of securities.

                         (j)  Derivative Contracts and Securities

     The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

     Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments.

Other Investment Considerations-- Tax-Exempt Intermediate Bond Fund, Missouri
-----------------------------------------------------------------------------
Tax Exempt Bond Fund and National Municipal Bond Fund
-----------------------------------------------------

     The Funds' cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. The value of the Funds' portfolios can be expected to vary inversely to changes in prevailing interest rates.

     From time to time, on a temporary defensive basis due to market conditions, the Funds may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Strategies & Risks - Money Market Instruments" above. Taxable obligations acquired by the Tax-Exempt Intermediate Bond Fund will not exceed under normal conditions 20% of the Fund's net assets at the time of purchase.

     The National Municipal Bond Fund may only invest in investment grade municipal securities, which are those rated in one of the four highest rating categories assigned by one or more rating agencies. Municipal securities rated in the lowest of the four highest rating categories are considered to have speculative characteristics, even though they are of investment grade quality, and will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal.
Municipal securities purchased by the National Municipal Bond Fund whose ratings are subsequently downgraded below the four highest rating categories assigned by a rating agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by rating agencies are described in Appendix A to this Statement of Additional Information.

     Although the National Municipal Bond Fund may invest 25% or more of its respective net assets in: (i) municipal securities whose issuers are in the same state; (ii) municipal securities the interest on which is paid solely from revenues of similar projects; and (iii) private activity bonds, it presently does not intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that the National Municipal Bond Fund's assets are invested in municipal securities, the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the National Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

     Municipal Obligations.  Municipal obligations which may be acquired by the
     ---------------------
Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     There are no restrictions on the maturity of municipal securities in which the Missouri Tax-Exempt Fund may invest. The Fund will seek to invest in municipal securities of such maturities as the Adviser believes will produce current income consistent with prudent investment. The Adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies, such as Moody's and S&P, represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax (and, with respect to Missouri municipal securities, to the exemption from Missouri income tax) may be rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Funds may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

     The Missouri Tax-Exempt Bond Fund may enhance the credit of its investments by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality if the credit enhancer will adversely effect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

     The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Furthermore, payment of principal and interest on municipal securities of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal securities. Interest on private activity bonds, although free from regular federal income taxation, may be an item of tax preference for purposes of the federal alternative minimum tax.

     Municipal obligations purchased by the Funds may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Funds' portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     The Missouri Tax-Exempt Bond Fund may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

     The Tax-Exempt Intermediate Bond Fund and Missouri Tax-Exempt Bond Fund may purchase put options on municipal obligations. A put gives a Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. The Funds will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Funds to invest their assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Funds and the liquidity and value of the Funds' portfolios. In such an event, the Company would reevaluate the Funds' investment objectives and policies and consider possible changes in their structure or possible dissolution.

     With respect to Missouri municipal securities, the Missouri Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might adversely affect the availability of municipal securities generally, or Missouri municipal securities specifically, for investment by a Fund and the liquidity and value of the Fund's assets. In such an event, the Fund would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Although the Missouri Tax-Exempt Bond Portfolio does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in industrial development bonds issued before August 7, 1986, the interest on which is not treated as a specific tax preference item under the federal alternative minimum tax, and in municipal securities, the interest on which is paid solely from revenues of similar projects, if such investments are deemed necessary or appropriate by the Adviser.

     To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

     Municipal Lease Obligations.  As stated in the Prospectuses, the Tax-Exempt
     ---------------------------
Bond Funds may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the respective Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interests in the lease-purchase payments made. In the acquisition of participation interests, the Adviser will consider the following quality factors:

     . a high quality underlying municipal security (of which the Fund takes possession);
     .    a high quality issuer of the participation interest; or
     . a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Advisor to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things: (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Stand-By Commitments.  The Tax-Exempt Bond Funds may acquire "stand-by
     --------------------
commitments" with respect to municipal obligations held in their portfolios. Under a "stand-by commitment" a dealer agrees to buy from a Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitment" acquired by the Funds may also be referred to in this Statement of Additional Information as "put" options. The Missouri Tax-Exempt Bond Fund expects that its investments in stand-by commitments will not exceed 5% of the value of its total assets under normal market conditions.

     The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally: (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by a Fund only with the instrument involved.

     The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by either the Tax-Exempt Intermediate Bond Fund or National Municipal Bond Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

     The Funds intend to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Funds would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Funds. "Stand-by commitments" which would be acquired by the Funds would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Missouri Municipal Securities.  The Missouri Tax-Exempt Bond Fund invests
     -----------------------------
in municipal securities of Missouri. The following highlights some of the more important economic and financial trends and considerations and is based on information from official statements, prospectuses and other publicly available documents relating to securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Fund has not independently verified any of the information contained in such statements or other documents.

     Missouri's population was approximately 5.5 million as of June 2000. Based on 1998 U.S. Census Bureau estimates, Missouri constituted the 16th most populous state and its two largest cities, St. Louis and Kansas City and their surrounding metropolitan areas, constituted the 18th and 24th largest metropolitan areas in the nation, respectively. [Source: U.S. Department of Commerce, Bureau of the Census.] St. Louis is a distribution center and an important site for banking and manufacturing activity. Kansas City is a major agri-business center for the United States and an important center for finance and industry. During 1999, per capita personal income in Missouri was approximately $26,187, which ranks Missouri 30th among states in per capita income. Personal income in Missouri grew by 4.7% from 1998 to 1999, which is below the national growth rate for this period of 5.8%. [Source: Missouri Dept. Of Economic Development.]

     The major sectors of the State's economy include services, manufacturing, trade, and state and local government. Although farming traditionally has played a dominant role in the State's economy, with increasing urbanization, significant income-generating activity has shifted from agriculture to the services, manufacturing, trade and government sectors. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single activity. Manufacturing represented the single most important economic activity, followed by wholesale and retail trade. Manufacturing is concentrated in defense, transportation and other durable goods. The State's top five largest manufacturers in 1999 were The Boeing Co., Anheuser-Busch Co., Hallmark Cards, Ford Motor Co. and Chrysler Corp. [Source: Missouri Dept. of Economic Development.]

     Defense-related business plays an important role in Missouri's economy. Over the past decade, aircraft production and defense-related businesses have received sizable annual defense contract awards. Declining defense appropriation, military base closings in Missouri and federal downsizing may continue to have an impact on the State. The State's top five largest employers are Wal-Mart, The Boeing Co., U.S. Post Office and Trans World Airlines Inc. [Source: Missouri Dept. of Economic Development.] Missouri's unemployment rate was 3.1% in September 2000, compared to the 3.9% national unemployment rate during this period. [Source Bureau of Labor Statistics Data.]

     Revenue collection for the fiscal year ended June 30, 2000 ("Fiscal Year 2000") is estimated to be $6.6 billion, an increase of 3% over fiscal year 1999. Expenditures for Fiscal Year 2000 are estimated at $7.2 billion, including $53.5 million for the St. Louis school desegregation case. For the fiscal year ending June 30, 2001 ("Fiscal Year 2001"), revenues are projected to be $6.9 billion. Expenditures are projected at $7.7 billion and do include $50 million for the St. Louis school desegregation case. [Source Missouri Department of Revenue.]

     There are additional risks associated with investment in the Missouri Tax-Exempt Bond Fund because it invests its assets predominantly in Missouri municipal securities. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the State will continue. The State of Missouri is barred by its constitution from issuing debt instruments to fund government operations, although it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital: general obligation bonds and revenue bonds. Payments on general obligation bonds are made from the General Revenue Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected. The State also is authorized to issue revenue bonds, which generally provide funds for a specific project, and payments are generally limited to the revenue from that project. The State may, however, enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues on a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds.

Other Investment Considerations - MicroCap Fund
-----------------------------------------------

     Small Cap Volatility.  Companies in which the MicroCap Fund primarily
     --------------------
invests will include those that have limited product lines, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the MicroCap Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation.

     Equity Swaps.  The MicroCap Fund may enter into equity swap contracts to
     ------------
invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In those cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the underlying Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believes that these transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

     The Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser.

Other Investment Considerations - Equity Index, MidCap Index and Small Cap Index
--------------------------------------------------------------------------------
Funds
-----

     The inclusion of a security in a Fund's index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Funds.

     Equity Index Fund and MidCap Index Fund Management Techniques.  When
     -------------------------------------------------------------
purchasing securities for these Fund portfolios, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index for the Equity Index Fund, and of the stocks included in the S&P MidCap 400 Index for the MidCap Index Fund. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index or S&P MidCap 400 Index, respectively.

     The Adviser will then compare the industry sector diversification of the stocks in these Funds, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index for the Equity Index Fund, and of all issuers included in the S&P MidCap 400 Index for the MidCap Index Fund. This comparison is made because the Adviser believes, unless the Funds hold all stocks included in the S&P 500 Index and S&P MidCap 400 Index, respectively, which they currently do not, that the selection of stocks for purchase by the Funds solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index and S&P MidCap 400 Index, respectively) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index or the S&P MidCap 400 Index, respectively. Conversely, if smaller companies were not purchased by the Funds, industries included in the S&P 500 Index and S&P MidCap 400 Index, respectively, that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index and S&P MidCap 400 Index, respectively).

     If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index or S&P MidCap 400 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the respective Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index or S&P MidCap 400 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index or S&P MidCap 400 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by these Funds by traditional methods of financial and market analysis, the Adviser will monitor the Funds' investment with a bias towards removing stocks of companies which may impair for any reason the Funds' ability to achieve its investment objective.

     For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in these Fund portfolios and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index and S&P MidCap 400 Index, respectively. This process continues until the portfolios are fully invested (except for cash holdings).

     These Funds may occasionally receive securities that are outside of the S&P 500 Index or S&P MidCap 400 Index, respectively, due to corporate reorganizations or spin-offs. These Funds will dispose of those securities in due course consistent with the Funds' investment objectives.

     If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolios. This could have an adverse effect on the accuracy with which the Equity Index Fund and MidCap Index Fund match the performance of the S&P 500 Index and S&P MidCap 400 Index, respectively.

     Small Cap Index Fund Management Techniques.  The Small Cap Index Fund will
     ------------------------------------------
invest substantially all but no less than 80% of its total assets in securities listed in the S&P SmallCap 600 Index (the "S&P SmallCap 600"). The Adviser generally selects securities for the Fund on the basis of their weightings in the S&P SmallCap 600. The Fund will only purchase a common stock that is included in the S&P SmallCap 600 at the time of such purchase. The Fund should exhibit price volatility similar to that of the S&P SmallCap 600. For further information, see "The Indexing Approach" below.

     With respect to the remaining portion of its total assets, the Fund has the ability to hold temporary cash balances which may be invested in U.S. Government obligations and money market instruments, including variable and floating rate obligations such as variable rate master demand notes. If appropriate, the Fund may use options, futures contracts and depository receipts to hedge its positions or for other permissible purposes. The Fund also may enter into repurchase and reverse repurchase agreements and lend its portfolio securities.

     The S&P SmallCap 600 is composed of approximately 600 common stocks. These companies are chosen to be part of the S&P SmallCap 600 based upon their market size, liquidity and industry group representation. As of December 1, 2000, stocks in the S&P SmallCap 600 had a market capitalization of $562 million. To be included in the S&P SmallCap 600, stock selections are also screened by S&P for trading volume, ownership concentration, share price and bid/ask spreads. Normally, the Fund will hold all 600 stocks in the S&P SmallCap 600 and will hold each stock in approximately the same percentage as that stock represents in the S&P SmallCap 600. Under certain circumstances, the Fund may not hold all 600 stocks in the S&P SmallCap 600, for example because of changes in the S&P SmallCap 600, or as a result of shareholder activity in the Fund. The Fund will rebalance its holdings periodically as dictated by changes in shareholder purchase and redemption activity and the composition of the S&P SmallCap 600. The Adviser believes that the S&P SmallCap 600 is an appropriate benchmark for the Fund because it represents a diversified array of small capitalization companies, it is familiar to many investors and it is widely accepted as a reference for small capitalization common stock investments.

     The S&P SmallCap 600 has above-average risk and may fluctuate more than the S&P 500 Index, which lists stocks of larger, more established companies. Small capitalization companies may be subject to more abrupt or erratic price movements than the stocks of larger, established companies or the stock market as a whole. Among the reasons for this greater price volatility are the less than certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such stocks and the greater exposure of small capitalization companies to changing economic conditions. In addition, such companies often have limited product lines, smaller markets or fewer financial resources. Because of the risks associated with investing in the small companies that comprise the S&P SmallCap 600, shareholders should consider an investment in the Small Cap Index Fund to be long-term. The Fund is not designed to provide investors with a means to speculate on short-term movements in the stock market.

     If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolios. This could have an adverse effect on the accuracy with which the Small Cap Index Fund matches the performance of the S&P SmallCap 600.

     The Small Cap Index Fund seeks to approximate the investment performance of its market segments, as represented by the S&P SmallCap 600. While there can be no guarantee that the Fund's investment results will precisely match the results of its corresponding index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and its index. The Fund will attempt to achieve a correlation between its performance and its index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate a perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The Fund's ability to correlate its performance with its index, however, may be affected by, among other things, transaction costs, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Small Cap Index Fund in relation to its index under the supervision of the Board of Directors. In the unlikely event that a high correlation is not achieved, the Board of Directors will take appropriate steps to correct the reason for the lower correlation.

     The Adviser believes that the indexing approach should involve less portfolio turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. Ordinarily, the Fund will buy or sell securities only to reflect changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into and out of the Fund. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and that of its index, may cause the return of the Fund to be lower than the return of its index. The Fund may invest in less than all of the securities included in its index, which may result in a return that does not correspond with that of the index, after taking expenses into account.

Other Investment Considerations - Bond IMMDEX(TM) Fund
------------------------------------------------------

     The IMMDEX(TM) Model. The IMMDEX(TM) model has been developed and is maintained by Capital Management Sciences ("Capital Management") under the "IMMDEX(TM)" trademark. Capital Management is neither a sponsor of the Bond IMMDEX(TM) Fund nor affiliated in any way with the Bond IMMDEX(TM) Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Credit Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX(TM) Fund's portfolio. Rather, the Adviser will use the IMMDEX(TM) model and the other investment techniques described in the Prospectuses in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX(TM) Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Credit Bond Index.

Other Investment Considerations - Balanced Growth and Balanced Income Funds
---------------------------------------------------------------------------

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

Other Investment Considerations - Short-Term Bond, Intermediate Bond, U.S.
--------------------------------------------------------------------------
Government Securities, Aggregate Bond and Bond IMMDEX(TM) Funds
---------------------------------------------------------------

     In order to reduce a negative deviation in return between each Fund and its respective bond index, each Fund will normally attempt to be fully invested.

     In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. The calculation of the Fund's duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described in the Prospectuses. The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Other Investment Considerations - Balanced Income Fund, Balanced Growth Fund,
-----------------------------------------------------------------------------
Growth & Income Fund, Large Cap Core Equity Fund, International Value Fund,
---------------------------------------------------------------------------
MidCap Core Equity Fund and MicroCap Funds
------------------------------------------

     The Balanced Income, Balanced Growth, Growth & Income, Large Cap Core Equity, International Value, MidCap Core Equity and MicroCap Funds maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level that meets the Fund's valuation objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities that meet the respective Fund's investment criteria. Each Fund's investment in equity securities may include limited partnership interests.

     The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. Under normal market conditions, not more than 65% of the value of the Balanced Growth Fund's and at least 50% of the value of the Large Cap Core Equity Fund's and MidCap Core Equity Fund's total assets and at least 65% of the value of the MicroCap Fund's and the International Value Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

     Certain securities owned by the Special Growth Fund, Emerging Growth Fund and MicroCap Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets" and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment Limitations
----------------------

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     None of the Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Balanced Growth, Balanced Income, Growth & Income, Equity Index, Large Cap Core Equity, International Value, International Growth, MidCap Index, MidCap Core Equity, Small Cap Core Equity or MicroCap Funds may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the International Value Fund or International Growth Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position (in an amount exceeding one-third of the Fund's net assets, with respect to the MicroCap Fund), except that: (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and, with respect to MicroCap Fund, short sales against the box; and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that: (a) with regard to all Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The MicroCap Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

     The Funds will monitor liquidity on an ongoing basis to determine whether an adequate level of liquidity is being maintained.

     12. With respect to the Tax-Exempt Intermediate Bond Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, Municipal obligations that are subject to federal alternative minimum tax are considered taxable.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

     If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds (except the MicroCap Fund) will promptly reduce such amount. With respect to the MicroCap Fund, if due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Value Fund and International Growth Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

     For purposes of investment limitation no. 1, "total assets" includes the value of the collateral for the securities loaned.

     With respect to investment limitation No. 3 under "Additional Investment Limitations" as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on Municipal obligations as described in the Prospectuses) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareholders with notice and add any additional descriptions concerning the instruments to the Prospectuses and this SAI as may be required. With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.

     None of the U.S. Government Securities, Aggregate Bond or National Municipal Bond Funds may:

     1.   Make investments for the purpose of exercising control or management.

     2. Purchase or sell real estate, provided that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein; provided further that: (a) the Aggregate Bond Fund may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and CMOs; and (b) the U.S. Government Securities Fund may invest in certain mortgage-backed securities, including CMOs, and certain other securities.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that: (a) with the exception of the National Municipal Bond Fund, this investment limitation shall not apply to a Fund's transactions in options, and futures contracts and related options; and (b) a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Company or the Fund, except that up to 25% of the Fund's total assets may be invested without regard to such limitations.

     7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that: (a) with respect to the U.S. Government Securities Fund and the Aggregate Bond Fund (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities, (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (b) with respect to the National Municipal Bond Fund, there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

     8. Borrow money or issue senior securities, except that each Fund may borrow from banks and the Aggregate Bond Fund and U.S. Government Securities Fund may enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Fund's transactions in futures and related options (including the margin posted by a Fund in connection with such transactions), and securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectuses or this Statement of Additional Information are not subject to this limitation.

     9. Make loans, except that: (a) each Fund may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies; and (b) the Aggregate Bond Fund may enter into repurchase agreements.

     The Equity Income Fund and Small Cap Index Fund may not:

     1.   Make investments for the purpose of exercising control or management.

     2. Purchase or sell real estate, provided that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Small Cap Index Fund may, to the extent appropriate to its investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities; and provided further, that the Equity Income and Small Cap Index Funds may invest in futures contracts and related options in accordance with their respective investment obligations and policies.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that this investment limitation shall not apply to a Fund's transactions in options, futures contracts and related options and a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the Fund's total assets may be invested without regard to such limitations.

     7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that with respect to each Fund: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

     8. Borrow money or issue senior securities, except that each Fund may borrow from banks and each Fund may enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Fund's transactions in futures and related options (including the margin posted by a Fund in connection with such transactions), and securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectuses or this Statement of Additional Information are not subject to this limitation.

     9. Make loans, except that: (a) each Fund may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies; and (b) each Fund may enter into repurchase agreements.

     The Missouri Tax-Exempt Bond Fund may not:

     1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by the 1940 Act.

     4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof.

     8. Purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets.

     9. Make loans except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

     10. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer, except that: (a) up to 50% of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Fund's total assets are invested in the securities of any one issuer; and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing (including any reverse repurchase agreements); or purchase securities while borrowings exceed 5% of the Fund's total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in the Prospectuses or this Statement of Additional Information are not subject to this limitation.

     The following additional investment policy with respect to the Missouri Tax-Exempt Bond Fund is not fundamental and may be changed by the Board of
                        ---------------
Directors without shareholder approval:

     The Fund may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 15% of the Fund's net assets.

     With respect to the investment limitations for each of the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Fund's securities will not constitute a violation of such limitation.

     The Strategic Income, Relative Value, Large Cap Growth, Global Equity and Science & Technology Funds are each subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     1. None of the Funds, except the Strategic Income Fund will sell any securities short. The Strategic Income Fund will not sell securities short unless: (a) it owns, or has a right to acquire, an equal amount of such securities; or (b) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Strategic Income Fund will retain the securities, rights, or segregated assets. The underlying funds of the Global Equity Fund may engage in short selling transactions.

     2. None of the Funds will purchase any securities on margin, but they may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. Regarding the Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. None of the Funds will issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Science & Technology Fund and Large Cap Growth Fund will issue senior securities to the extent that the Funds may enter into futures contracts.

     4. Except as described in the Prospectuses, none of the Funds, except the Strategic Income Fund, will borrow money or engage in reverse repurchase agreements for investment leverage. However, each Fund may borrow money up to one-third of the value of its total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. A Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The underlying funds of the Global Equity Fund may borrow money.

          The Strategic Income Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either as a temporary, extraordinary, or emergency measure or to facilitate management of the Strategic Income Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, or for investment purposes. The Strategic Income Fund will not purchase any securities for the purpose stated under clause (i) above while any borrowings in excess of 5% of its total assets are outstanding.

     5. The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, they may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge. Regarding the Strategic Income Fund and Large Cap Growth Fund, the following will not be deemed to be pledges of the Funds' assets: the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices); and (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

     6. With respect to securities comprising 75% of the value of their respective total assets, the Strategic Income Fund, Large Cap Growth Fund and Global Equity Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of their respective total assets would be invested in the securities of that issuer. The Funds will not acquire more than 10% of the outstanding voting securities of any one issuer.

          The Relative Value Fund will not invest more than 5% of its total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

     7. The Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund and Global Equity Fund will not invest 25% or more of the value of their respective total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

          The Science & Technology Fund will not invest 25% or more of the value of its respective total assets in any one industry, except in the science and technology areas as set forth under the "Objective" and "Principal Investment Strategies" sections in the Prospectuses, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

     8. The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     9. The Funds will not purchase or sell real estate, including limited partnership interests. However, they may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

     10. The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However the Strategic Income Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology Fund may engage in transactions involving futures contracts or options on futures contracts.

     11. The Relative Value Fund will not purchase or sell oil, gas, or other mineral exploration or development programs or leases.

     12. The Strategic Income Fund, Large Cap Growth Fund and Global Equity Fund will not lend any of their respective assets, except portfolio securities up to one-third of the value of their respective total assets. This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies, and limitations.

          The Relative Value Fund will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective and policies.

     13. The Relative Value Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain other restricted securities which meet the criteria for liquidity as established by the Company's Board of Directors. The Relative Value Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933.

     14. The Relative Value Fund will not purchase or sell puts, calls, spreads or any combination of them except as permitted by its investment policies.

     15. The Relative Value Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may acquire up to 10% of the voting securities of an issuer and may exercise its voting power in the Fund's best interest. From time to time, the Fund, together with other investment companies advised by affiliates or subsidiaries of Firstar Bank, N.A., may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Funds and the other investment companies may collectively be considered to be in control of the company in which they have invested. Officers or affiliates of the Fund may possibly become directors of companies in which the Fund holds stock.

     16. The Relative Value Fund will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

     17. The Relative Value Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Company or the Adviser together own more than 5% of the issuer's securities.

     18. The Relative Value Fund will not purchase securities of other investment companies, except: by purchase in the open market involving only customary brokerage commissions; or as part of a merger, consolidation, reorganization, or other acquisition.

     With respect to the Strategic Income, Relative Value, Large Cap Growth, Global Equity and Science & Technology Funds, the Directors may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     1. The Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology Fund will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Directors to be liquid.

          Under criteria established by the Board of Directors, certain restricted securities are considered to be liquid. The Funds will limit their purchases of illiquid securities to 15% of their respective net assets which include restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

     2. The Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund will limit their investment in other investment companies to: no more than 3% of the total outstanding voting stock of any investment company; no more than 5% of their respective total assets in any one investment company; and no more than 10% of their respective total assets in investment companies in general.

          The Strategic Income Fund and Large Cap Growth Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

          These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies may incur certain expenses that may be duplicative of certain fees incurred by the Fund.

     3. The Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund will not purchase securities of a company for the purpose of exercising control or management.

     4. The Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund will not write call options on securities unless the securities are held in the specific Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

     5. The Relative Value Fund will not invest more than 10% of its total assets in securities of foreign issuers.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

     The Funds do not expect to borrow money or pledge securities in excess of 5% of the value of their respective total assets in the coming fiscal year.

     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

     As a matter of operating policy, which may be changed without shareholder approval, the Large Cap Growth Fund will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.

     As operating policies of the Strategic Income Fund which may be changed without shareholder approval: no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets; the Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets; the Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class; and the Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.


                                NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for the Institutional Shares, Retail A Shares, Retail B Shares and Y Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareholder Servicing Plans applicable only to Retail A Shares, Retail B Shares and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

     Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Value Fund and at the current bid prices for the other Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the International Value Fund and International Growth Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Value Fund and International Growth Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Funds.  The following illustration of
     ------------------------------------------
the computation of the initial offering price per share of the Retail A Shares is based on the value of each Continuing Fund's net assets and number of outstanding securities at April 30, 2000, and the net assets and number of outstanding securities of the Predecessor Fund to each New Fund at May 31, 2000, as follows:



                                         Short-Term Bond    Intermediate Bond      U.S. Government       Aggregate Bond
                                               Fund               Fund             Securities Fund             Fund
                                               ----               ----             ---------------             ----
Net Assets (000s)                          $   54,738           $ 29,633            $3,778,614              $3,096,351
Number of Shares
    Outstanding  (000s)                         5,458              2,992               372,572                 319,934
Net Asset Value
     Per Share                                  10.03               9.92                 10.14                    9.68
Sales Charge, 4.00%
     of offering price
     (4.16% of net asset value
     per share)                                  0.42               0.41                  0.42                    0.40
Public Offering Price                           10.45              10.33                 10.56                   10.08


                                           Bond IMMDEX(TM)     Strategic Income   Tax-Exempt Intermediate   Missouri Tax-Exempt
                                               Fund                  Fund                Bond Fund               Bond Fund
                                               ----                  ----                ---------               ---------
Net Assets (000s)                          $   83,806              $      0               $   14,798           $   19,487
Number of Shares
    Outstanding  (000s)                         3,104                     0                    1,481                1,753
Net Asset Value
     Per Share                                  27.00                  8.32                     9.99                11.12
Sales Charge, 4.00%
     of offering price
     (4.16% of net asset value
     per share)                                  1.13                  0.35                     0.42                 0.46
Public Offering Price                           28.13                  8.67                    10.41                11.58


                                        National Municipal
                                            Bond Fund
                                            ---------
Net Assets (000s)                           $1,437,564
Number of Shares
    Outstanding  (000s)                        155,603
Net Asset Value
     Per Share                                    9.24
Sales Charge, 4.00%
     of offering price
     (4.16% of net asset value
     per share)                                   0.39
Public Offering Price                             9.63

                                         Balanced Income     Balanced Growth       Growth & Income              Equity
                                               Fund               Fund                  Fund                 Income Fund
                                               ----               ----                  ----                 -----------
Net Assets (000s)                           $   11,413           $ 53,470           $  181,142              $      843
Number of Shares
  Outstanding  (000s)                            1,040              1,640                4,036                     128
Net Asset Value
  Per Share                                      10.96              32.60                44.90                    6.59
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                                0.64               1.90                 2.61                    0.38
Public Offering Price                            11.60              34.50                47.51                    6.97


                                             Relative         Equity Index         Large Cap Core             Large Cap
                                            Value Fund            Fund               Equity Fund             Growth Fund
                                            ----------            ----               -----------             -----------
Net Assets (000s)                           $   49,126           $146,680            $   51,718              $      195
Number of Shares
  Outstanding  (000s)                            1,700              1,536                 1,204                       8
Net Asset Value
  Per Share                                      28.90              95.48                 42.94                   25.69
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                                1.68               5.56                  2.52                    1.50
Public Offering Price                            30.58             101.04                 45.26                   27.19



                                          International       Global Equity         International            MidCap Index
                                            Value Fund            Fund               Growth Fund                 Fund
                                            ----------            ----               -----------                 ----
Net Assets (000s)                          $       30           $ 72,196             $  131,572                   1,391
Number of Shares
  Outstanding  (000s)                               3              5,436                  7,945                     119
Net Asset Value
  Per Share                                      9.43              13.28                  16.56                   11.65
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                               0.58               0.20                   0.96                    0.68
Public Offering Price                           10.51              13.48                  17.52                   12.33


                                           MidCap Core          Small Cap          Small Cap Core        Science & Technology
                                           Equity Fund         Index Fund            Equity Fund                 Fund
                                           -----------         ----------            -----------                 ----
Net Assets (000s)                          $  100,515           $    159             $  146,117              $      533
Number of Shares
  Outstanding  (000s)                           2,076                 14                  8,695                      31
Net Asset Value
  Per Share                                     48.42              11.00                  16.80                   17.35
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                               2.82               0.64                   0.98                    1.01
Public Offering Price                           51.24              11.64                  17.78                   18.36

                                      MicroCap
                                        Fund
                                        ----
Net Assets (000s)                    $   40,097
Number of Shares
  Outstanding  (000s)                     1,324
Net Asset Value
  Per Share                               30.28
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                         1.76
Public Offering Price                     32.04

     Shareholder organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares," the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

Reducing Your Sales Charge on Retail A Shares
---------------------------------------------

     A.   Rights of Accumulation
          ----------------------

     As stated in the Prospectuses, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge of 3.50% has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B.   Letter of Intent
          ----------------

     As discussed in the Prospectuses, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

     Exchange Privilege.  By use of the exchange privilege, shareholders
     ------------------
authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or Money Market Fund Shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an
 -----
exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and Money Market Fund Shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Y Shares of any Fund may be exchanged for Y Shares of any other Firstar Fund. Y Shares of the Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of any other Firstar Money Market Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored tax-qualified retirement plan administered by Firstar pursuant to a formal administrative services agreement and with assets equal to or exceeding $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the appropriate prospectus for the shares to be acquired in the exchange prior to making an exchange.

      Exemptions from CDSC.  Certain types of redemptions may also qualify for
      --------------------
an exemption from the contingent deferred sales charge. To receive exemptions
(i), (ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your Shareholder Organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectuses in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or tax-qualified retirement or Keogh plan, individual retirement account ("IRA") or custodial account maintained pursuant to Section 403(b)(7) of the Code, due to death, disability or the attainment of a specified age;

(ii)  redemptions in connection with the death or disability of a shareholder;
or

(iii) redemptions resulting from certain tax-free returns from IRAs of contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail A and Retail B Shares of the Funds
-----------------------------------------------------------

      Individual Retirement Accounts.  The Company has available a plan (the
      ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses. A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1,

1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation --pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor Services at 800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

     Additional Information Regarding Shareholder Services for Retail Shares
     -----------------------------------------------------------------------

     The Retail A and Retail B Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail A and Retail B Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail A and Retail B Shares of the Funds permit shareholders to effect ConvertiFund(R) transactions, an automated method by which a Retail shareholder may invest proceeds from one account to another account of the Retail A or Retail B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund(R) transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail A and Retail B Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectuses. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue an indefinite number of full and fractional shares of common stock, $.0001 par value per share, which is divided into two hundred classes (each, a "class" or "fund"). Each class below is divided into four series designated as Institutional Shares, Retail A Shares, Retail B Shares and Y Shares (each, a "Series") as set forth below:

Class and Series of Common Stock
--------------------------------

6-MidCap Core Equity Institutional
6-MidCap Core Equity Y

Class and Series of Common Stock
--------------------------------

6-MidCap Core Equity A
6-MidCap Core Equity B
7-Bond IMMDEX(TM) Institutional
7-Bond IMMDEX(TM) Y
7-Bond IMMDEX(TM) A
7-Bond IMMDEX(TM) B
8-Equity Index Institutional
8-Equity Index Y
8-Equity Index A
8-Equity Index B
9-Growth & Income Institutional
9-Growth & Income Y
9-Growth & Income A
9-Growth & Income B
10-Short-Term Bond Institutional
10-Short-Term Bond Y
10-Short-Term Bond A
10-Short-Term Bond B
11-Balanced Growth Institutional
11-Balanced Growth Y
11-Balanced Growth A
11-Balanced Growth B
12-Large Cap Core Equity Institutional
12-Large Cap Core Equity Y
12-Large Cap Core Equity A
12-Large Cap Core Equity B
13-Intermediate Bond Institutional
13-Intermediate Bond Y
13-Intermediate Bond A
13-Intermediate Bond B
14-Tax-Exempt Intermediate Bond Institutional
14-Tax-Exempt Intermediate Bond Y
14-Tax-Exempt Intermediate Bond A
14-Tax-Exempt Intermediate Bond B
15-International Value Institutional
15-International Value Y
15-International Value A
15-International Value B
16-MicroCap Institutional
16-MicroCap Y
16-MicroCap A
16-MicroCap B
17-Balanced Income Institutional
17-Balanced Income Y
17-Balanced Income A
17-Balanced Income B
18-Small Cap Core Equity Institutional
18-Small Cap Core Equity Y

Class and Series of Common Stock
--------------------------------

18-Small Cap Core Equity A
18-Small Cap Core Equity B
19-International Growth Institutional
19-International Growth Y
19-International Growth A
19-International Growth B
20-MidCap Index Institutional
20-MidCap Index Y
20-MidCap Index A
20-MidCap Index B
22-Aggregate Bond Institutional
22-Aggregate Bond Y
22-Aggregate Bond A
22-Aggregate Bond B
23-U.S. Government Securities Institutional
23-U.S. Government Securities Y
23-U.S. Government Securities A
23-U.S. Government Securities B
24-National Municipal Bond Institutional
24-National Municipal Bond Y
24-National Municipal Bond A
24-National Municipal Bond B
28-Missouri Tax-Exempt Bond Institutional
28-Missouri Tax-Exempt Bond Y
28-Missouri Tax-Exempt Bond A
28-Missouri Tax-Exempt Bond B
29-Strategic Income Institutional
29-Strategic Income Y
29-Strategic Income A
29-Strategic Income B
30-Equity Income Institutional
30-Equity Income Y
30-Equity Income A
30-Equity Income B
31-Relative Value Institutional
31-Relative Value Y
31-Relative Value A
31-Relative Value B
32-Large Cap Growth Institutional
32-Large Cap Growth Y
32-Large Cap Growth A
32-Large Cap Growth B
33-Science & Technology Institutional
33-Science & Technology Y
33-Science & Technology A
33-Science & Technology B
35-Small Cap Index Institutional
35-Small Cap Index Y

Class and Series of Common Stock
--------------------------------

35-Small Cap Index A
35-Small Cap Index B
36-Global Equity Institutional
36-Global Equity Y
36-Global Equity A
36-Global Equity B

     The Board of Directors has also authorized the issuance of ten additional classes of common stock representing interests in ten other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into one hundred sixty-four additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Retail A, Retail B, Y or Institutional Share of a Fund represents an equal proportionate interest with other Retail A, Retail B, Y or Institutional Shares in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

     When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who: (i) has failed to provide a correct tax identification number; (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends; or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     The Tax Exempt Intermediate Bond, Missouri Tax-Exempt Bond and National Municipal Bond Funds intend to invest all or substantially all, of their respective assets in debt obligations, the interest on which is exempt for federal income tax purposes. For the Funds to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Funds' respective assets at the close of each quarter of the Funds' taxable year must consist of exempt-interest obligations.

     The Tax-Exempt Intermediate Bond, Missouri Tax Exempt Bond and National Municipal Bond Funds are designed to provide investors with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the International Value Fund and the International Growth Fund, and investments in passive foreign investment companies ("PFICs") by those funds and the Global Equity Fund and its underlying funds, are complex and, in some cases, uncertain. Such transactions and investments may cause these funds to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which the International Value Fund, the International Growth Fund or the Global Equity Fund (or its underlying funds) invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

     Missouri Tax Considerations. For each year in which a Fund qualifies as a regulated investment company for federal income tax purposes, shareholders of such Fund who are Missouri resident individuals, trusts or estates resident in Missouri, or corporations subject to Missouri taxing jurisdiction (collectively, "Missouri Taxpayers") will not be subject to Missouri income taxation on dividends distributed to them to the extent that such dividends: (1) qualify as exempt-interest dividends of a regulated investment company under Code section 852(b)(5) to the extent that the interest from which they are derived would be exempt from Missouri income tax if held by a Missouri resident (i.e., generally from obligations of the state of Missouri or any of its political subdivisions or authorities); or (2)(a) are attributable to interest on obligations of the United States and its territories and possessions, or of any authority, commission, or instrumentality of the United Sates, to the extent exempted from Missouri income taxes under the laws of the United States; (b) are the subject of the written notice to shareholders required by 12 C.S.R. section 10-2.155(2); and (c) are properly reported on the Missouri income tax returns of the shareholder in the respective Fund by the attaching of a copy of the year end statement or summary document as described in 12 C.S.R. section 10-2.155(3). In connection with the obligations described in paragraph (c)(2) above, the amount of State income tax-exempt interest dividends shall be reduced by the amount of: (a) the federal corporate dividend received deduction attributable to such dividends; and (b) interest paid or expense incurred to produce such dividends, to the extent that the interest paid or expense incurred exceeds five hundred dollars.

     To the extent possible, the Missouri Tax-Exempt Bond Fund intends to invest in obligations which will permit distributions attributable to interest to be excludable by Missouri Taxpayers. Despite this intention, Missouri Taxpayers generally will be subject to Missouri income tax on other types of distributions received from the Missouri Tax-Exempt Bond Fund, including distributions of interest on obligations of non-Missouri issuers and all long-term and short-term capital gains.

     Except as noted above with respect to Missouri income taxation, distributions from a Fund may be taxable to shareholders under other state and local laws imposing taxes on or measured by net income, even though such distributions were derived, in whole or in part, from interest on obligations which, if realized directly by the shareholder, or by a shareholder of another type, would be nontaxable.

     The foregoing discussion of Missouri law does not apply to shareholders that are subject to the Missouri financial institutions tax or other forms of specialized Missouri taxation.


                           MANAGEMENT OF THE COMPANY

     The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------
Glen R. Bomberger               Director                  Executive Vice President, Chief Financial
One Park Plaza                                            Officer and Director, A.O. Smith Corporation (a
11270 West Park Place                                     diversified manufacturing company) since January
Milwaukee, WI  53224-3690                                 1987; Director of companies affiliated with A.O.
Age: 62                                                   Smith Corporation; Director, Smith Investment
                                                          Company; Director of companies affiliated with
                                                          Smith Investment Company.

Bronson J. Haase*               Director                  President and CEO of Wisconsin Gas Company,
6948 Wildwood Point                                       WICOR Energy, FieldTech and Vice President of
Chenequa, WI  53029                                       WICOR, Inc. from 1998 to October 2000; President
Age: 56                                                   and CEO of Ameritech - Wisconsin (formerly
                                                          Wisconsin Bell) from 1993 to 1998; President of
                                                          Wisconsin Bell Communications from 1993 to 1998;
                                                          Board of Directors, The Marcus Corporation;
                                                          Trustee of Roundy Foods; Chairman of the
                                                          Wisconsin Utilities Association.

Dawn M. Hornback                                          Trustee of Firstar Stellar Funds from February
c/o Firstar Corporation                                   1997 to December 2000; Founder, President and
425 Walnut Street                                         Chief Executive Officer of Observatory Group,
Cincinnati, OH  45202                                     Inc. (brand identity firm) since August 1990.
Age: 36

Joseph J. Hunt                                            Director of Mercantile Mutual Funds, Inc. since
Iron Workers International                                1994; Treasurer of the International Association
Union                                                     of Bridge, Structural and Ornamental Iron
1750 New York Ave., N.W.                                  Workers (IABSOIW) (international labor union)
Suite 400                                                 since 1998; General Vice-President of IABSOIW
Washington, D.C.  20006                                   from 1994 to 1998.
Age: 57

Bruce Laning*                   Director, President       President and CEO, FIRMCO since 2000; Director,
777 E. Wisconsin Avenue,        and Treasurer             FIRMCO since 2000; Senior Vice-President, FIRMCO
Suite 800                                                 from 1999 to 2000; Vice-President, FIRMCO from
Milwaukee, WI  53202                                      1994 to 1999.
Age: 40

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------
Jerry G. Remmel                 Director                  Retired; Vice President, Treasurer and Chief
16650A Lake Circle                                        Financial Officer of Wisconsin Energy
Brookfield, WI  53005                                     Corporation from 1994 to 1996; Treasurer of
Age: 68                                                   Wisconsin Electric Power Company from 1973 to
                                                          1996; Director of Wisconsin Electric Power
                                                          Company from 1989 to 1996; Senior Vice
                                                          President, Wisconsin Electric Power Company from
                                                          1988 to 1994; Chief Financial Officer, Wisconsin
                                                          Electric Power Company from 1983 to 1996; Vice
                                                          President and Treasurer, Wisconsin Electric
                                                          Power Company from 1983 to 1989.

Richard K. Riederer             Director                  President and Chief Executive Officer of Weirton
400 Three Springs Drive                                   Steel since 1995; Director of Weirton Steel
Weirton, WV  26062-4989                                   since 1993; Executive Vice President and Chief
Age: 56                                                   Financial Officer, Weirton Steel January from
                                                          1994 to 1995; Vice President of Finance and
                                                          Chief Financial Officer, Weirton Steel January
                                                          from 1989 to 1994; Member, Board of Directors of
                                                          American Iron and Steel Institute since 1995;
                                                          Member, Board of Directors, National Association
                                                          of Manufacturers since 1995; Member, Board of
                                                          Directors, WESBANCO since September 1997;
                                                          Trustee of Carnegie Mellon University since 1997.

James M. Wade                   Chairman of the Board     Retired; Vice President and Chief Financial
2802 Wind Bluff Circle                                    Officer, Johnson Controls, Inc. (a controls
Wilmington, NC  28409                                     manufacturing company) from January 1987 to May
Age: 56                                                   1991.

Jerry V. Woodham                N/A                       Chairman of the Board, President and Director of
St. Louis University                                      Mercantile Mutual Funds, Inc. since 1982;
Fitzgerald Hall                                           Treasurer, St. Louis University since August
3500 Lindell Blvd.                                        1996; Treasurer, Washington University from 1981
St. Louis, MO  63131                                      to 1995.
Age: 57

Marian Zentmeyer*               Director                  Chief Equity Investment Officer and Director,
777 E. Wisconsin Ave.                                     FIRMCO, since 1998; Senior Vice President and
Suite 800                                                 Senior Portfolio Manager, FIRMCO from 1995 to
Milwaukee, WI  53202                                      1998.
Age 43

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------
William H. Zimmer, III                                    Trustee and member of Audit Committee of Firstar
c/o Firstar Corporation                                   Stellar Funds from February 1996 to December
425 Walnut Street                                         2000, Senior Vice President and Chief Financial
Cincinnati, OH  42502                                     Officer, ecampus.com since September 1999
Age: 46                                                   (e-commerce); Executive Vice-President and Chief
                                                          Financial Officer, Advanced Communications
                                                          Group, Inc. since December 1998; Corporate Vice
                                                          President, Cincinnati Bell, Inc. from 1997 to
                                                          1998; Assistant Treasurer, Cincinnati Bell, Inc.
                                                          from 1988 to 1991.

W. Bruce McConnel, III          Secretary                 Partner of the law firm of Drinker Biddle &
One Logan Square                                          Reath LLP.
18th & Cherry Streets
Philadelphia, PA  19103
Age: 57

Laura J. Rauman                 Vice President            Senior Vice President, FIRMCO since 1995; Vice
777 E. Wisconsin Avenue,                                  President of Mercantile Mutual Funds since
Suite 800                                                 April, 2000; Senior Auditor, Price Waterhouse,
Milwaukee, WI 53202                                       LLP, prior thereto.
Age: 31

Joseph C. Neuberger             Assistant Treasurer       Senior Vice President, Firstar Mutual Fund
615 E. Michigan Street                                    Services, LLC since 1994; Manager, Arthur
Milwaukee, WI 53202                                       Andersen LLP, prior thereto.
Age: 38

* Mr. Haase, Mr. Laning and Ms. Zentmyer are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees of the Company's Directors for the year ended October 31, 1999.

                                                                                                           TOTAL COMPENSATION
                                                                                                               FROM COMPANY
                                                            PENSION OR RETIREMENT     ESTIMATED ANNUAL           AND FUND
            NAME OF               AGGREGATE COMPENSATION     BENEFITS ACCRUED AS       BENEFITS UPON          COMPLEX* PAID
        PERSON/POSITION              FROM THE COMPANY       PART OF FUND EXPENSES        RETIREMENT            TO  DIRECTORS
-------------------------------   ----------------------    ----------------------       ----------            -------------
        James M. Wade                      $  18,500                   $0                    $0                   $ 18,500
     Chairman of the Board

     Glen R. Bomberger                      $ 15,000+                  $0                    $0                   $ 15,000+
        Director

     Jerry G. Remmel                        $ 15,000                   $0                    $0                   $ 15,000
        Director

     Richard K. Riederer                    $ 15,000                   $0                    $0                   $ 15,000
        Director

     Charles R. Roy                         $ 15,000                   $0                    $0                   $ 15,000
        Director

     Bronson J. Haase                       $ 15,000                   $0                    $0                   $ 15,000
        Director

     Dawn M. Hornback++                            -                    -                     -                          -
        Director

     Joseph J. Hunt++                              -                    -                     -                          -
        Director

     Jerry V. Woodham++                            -                    -                     -                          -
        Director

     William H. Zimmer++                           -                    -                     -                          -
        Director

     Bruce Laning++                                -                    -                     -                          -
        Director

     Marian Zentmyer++                             -                    -                     -                          -
        Director

     *The "Fund Complex" includes only the Company. The Company is comprised of 36 separate portfolios.
     +Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.
     ++Ms. Hornback and Ms. Zentmyer and Messrs. Hunt, Woodham and Zimmer were elected as directors on November 8, 2000. Mr. Laning was appointed as director in February 2000.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President, Treasurer and Director; Director; Vice President; and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning, Ms. Zentmyer and Ms. Rauman are President; Chief Equity Investment Officer and Director; and Senior Vice President, respectively, receives fees from the

Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

     FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Funds.

     FIRMCO became the investment adviser to the Short-Term Bond Fund, MidCap Core Equity Fund, Bond IMMDEX(TM) Fund and Equity Index Fund as of February 3, 1992 and became the investment adviser to the Growth & Income Fund effective June 17, 1993. Prior thereto, investment advisory services for these Funds were provided by Firstar Trust Company, an affiliate of FIRMCO.

     On November 27, 2000 and December 11, 2000, certain Predecessor Funds offered by Mercantile Mutual Funds, Inc. ("Predecessor Mercantile Funds") reorganized into certain portfolios offered by the Company (including the U.S. Government Securities Fund, Aggregate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, International Growth Fund, Small Cap Index Fund and Small Cap Core Equity Fund), as further explained in the first part of this Statement of Additional Information. On March 1, 2000, FIRMCO became the investment adviser to these Predecessor Mercantile Funds. Prior thereto, investment advisory services for these Predecessor Mercantile Funds were provided by Mississippi Valley Advisors, Inc. ("MVA"), a subsidiary of Firstar Corporation. Prior to March 1, 2000, MVA was an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc. On September 17, 1999, Mercantile Bancorporation, Inc. merged into Firstar Corporation.

     On November 27, 2000 and December 11, 2000, certain Predecessor Funds offered by Firstar Stellar Funds ("Predecessor Stellar Funds") reorganized into certain portfolios of the Company (including the Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology
Fund), as further explained in the first part of this Statement of Additional Information. FIRMCO became investment adviser to these Predecessor Stellar Funds on April 1, 2000. Prior thereto, investment advisory services for these Predecessor Stellar Funds were provided by the Capital Management Division of Firstar Bank, N.A., also a subsidiary of Firstar Corporation.

     For periods prior to November 27, 2000 and December 11, 2000, as applicable, historical data presented below is that of the Predecessor Mercantile Fund or Predecessor Stellar Fund, as the case may be.

     In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

     FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

Fund                                                            Amount
----                                                        Before Waivers
                                                            --------------
-------------------------------------------------------------------------------
Short-Term Bond Fund                                               0.60
-------------------------------------------------------------------------------
Intermediate Bond Fund                                             0.50
-------------------------------------------------------------------------------
U.S. Government Securities Fund                                    0.60
-------------------------------------------------------------------------------
Aggregate Bond Fund                                                0.50
-------------------------------------------------------------------------------
Bond IMMDEX(TM) Fund                                               0.30
-------------------------------------------------------------------------------
Strategic Income Fund                                              0.95
-------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund                                  0.50
-------------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund                                      0.45
-------------------------------------------------------------------------------
National Municipal Bond Fund                                       0.55
-------------------------------------------------------------------------------
Balanced Income Fund                                               0.75
-------------------------------------------------------------------------------
Balanced Growth Fund                                               0.75
-------------------------------------------------------------------------------
Growth & Income Fund                                               0.75
-------------------------------------------------------------------------------
Equity Income Fund                                                 0.75
-------------------------------------------------------------------------------
Relative Value Fund                                                0.75
-------------------------------------------------------------------------------
Equity Index Fund                                                  0.25
-------------------------------------------------------------------------------
Large Cap Core Equity Fund                                         0.75
-------------------------------------------------------------------------------
Large Cap Growth Fund                                              0.95
-------------------------------------------------------------------------------
International Value Fund                                           1.34
-------------------------------------------------------------------------------
Global Equity Fund                                                 0.75
-------------------------------------------------------------------------------
International Growth Fund                                          1.00
-------------------------------------------------------------------------------
MidCap Index Fund                                                  0.25
-------------------------------------------------------------------------------
MidCap Core Equity Fund                                            0.75
-------------------------------------------------------------------------------
Small Cap Index Fund                                               0.40
-------------------------------------------------------------------------------
Small Cap Core Equity Fund                                         0.75
-------------------------------------------------------------------------------
Science & Technology Fund                                          1.05
-------------------------------------------------------------------------------
MicroCap Fund                                                      1.50
-------------------------------------------------------------------------------

     FIRMCO has contractually agreed to waive certain fees and reimburse certain expenses for Retail A, Retail B, Y and Institutional Shares, as applicable, for the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, International Value Fund, International Growth Fund,

MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, and MicroCap Fund until October 31, 2001.

     For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement with respect to the Continuing Funds in effect for the fiscal years ended October 31, 1999, 1998 and1997, the Adviser was paid and waived advisory fees as follows:


                                                  Net Advisory Fees Paid (Advisory Fees Waived)
                                                  ---------------------------------------------

                                                    1999                  1998                  1997
                                            --------------------  --------------------  --------------------

Short-Term Bond Fund                        $  675,262 (542,291)  $  550,921 (528,964)  $  669,603 (605,038)

Intermediate Bond Fund                       1,165,094 (421,858)   1,080,528 (410,430)     778,669 (345,403)

Bond IMMDEX(TM) Fund                             1,577,620 (800)         1,551,355 (0)         1,294,766 (0)

Tax-Exempt Intermediate Bond Fund              319,104 (164,330)     217,113 (207,408)     109,101 (176,855)

Balanced Income Fund                           230,911 (147,908)      60,206 (177,189)          N/A

Balanced Growth Fund                         1,796,430 (156,173)   1,345,543 (403,169)   1,056,380 (334,926)

Growth & Income Fund                           5,581,009 (5,771)         4,513,188 (0)        3,086,069 (45)

Equity Index Fund                            1,248,658 (394,242)   1,076,720 (179,779)           815,050 (0)

Large Cap Core Equity Fund                     2,378,404 (3,010)        1,663,048 (72)     1,470,245 (2,052)

International Value Fund                       558,117 (142,472)     641,868 (219,464)     422,050 (370,710)

MidCap Core Equity Fund                       4,187,456 (31,109)        5,243,173 (24)         5,168,254 (0)

MicroCap Fund                                    1,941,648 (928)     1,685,137 (2,576)        1,318,931 (33)

________________
/1/From inception (December 1,1997) to October 1,1998.

  The MidCap Index Fund had not commenced operations on October 31, 1999.

  For the services provided and expenses assumed by the Adviser under the respective Investment Advisory Agreements with respect to the Predecessor Funds in effect for the fiscal years ended November 30, 1999, 1998 and 1997, the Adviser was paid and waived advisory fees as follows:

                                                  Gross Advisory Fees (Waivers)
                                                  -----------------------------
Predecessor Fund                                                          1999                  1998                  1997
----------------                                                   -------------------  ---------------------  ------------------
Predecessor U.S. Government Securities Fund                         $       479,599(0)    $        459,829(0)  $       357,824(0)

Predecessor Aggregate Bond Fund                                             795,816(0)             913,545(0)          743,332(0)

Predecessor Strategic Income Fund                                         1,783,691(0)           1,865,171(0)        1,343,811(0)

Predecessor Missouri Tax-Exempt Bond Fund                                   586,025(0)             484,088(0)          414,195(0)

Predecessor National Municipal Bond Fund                                  2,017,683(0)     1,389,193(663,264)        0(1,812,782)

Predecessor Equity Income Fund                                              830,725(0)       577,324(280,161)        0(681,294)/1/

                                                  Gross Advisory Fees (Waivers)
                                                  -----------------------------
Predecessor Fund                                                          1999                  1998                  1997
----------------                                                   -------------------  ---------------------  ------------------
Predecessor Relative Value Fund                                        3,788,262(0)           3,061,795(0)        2,220,214(0)

Predecessor Large Cap Growth Fund                                      1,781,768(0)           1,269,745(0)          946,601(0)

Predecessor International Growth Fund                                    785,618(1,033)         731,113(0)          590,822(50,950)

Predecessor Small Cap Index Fund                                          97,603(22,754)/2/        N/A                   N/A

Predecessor Small Cap Core Equity Fund                                   942,833(0)           1,776,373(0)        1,783,322(0)

Predecessor Science & Technology Fund                                     67,931(0)/3/            N/A                   N/A

_________________________
1 For the period from March 7, 1997 (commencement of operations) to November 30, 1997.
2 For the period from December 30, 1998 (commencement of operations) to November 30, 1999.
3 For the period from August 9, 1999 (commencement of operations) to November 30, 1999.


  Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

  With regard to the International Value Fund and International Growth Fund, under the Investment Advisory Agreements, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Hansberger Global Investors, Inc. as Sub-Adviser to the International Value Fund and Clay Finlay, Inc. as Sub-Adviser to the International Growth Fund. The Sub-Advisers determine the securities to be purchased, retained or sold by the respective Fund. See "Sub-Advisers" below.

  Sub-Advisers.  The International Value Fund receives sub-advisory services
  ------------
from Hansberger Global Investors, Inc. ("HGI").   Under the terms of the Sub-
Advisory Agreement between the Adviser and HGI, HGI furnishes investment advisory and portfolio management services to the International Value Fund with respect to its investments. HGI is responsible for decisions to buy and sell the International Value Fund's investments and all other transactions related to investment therein. HGI negotiates brokerage commissions and places orders for purchases and sales of the International Value Fund's portfolio securities.

  For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, HGI receives from FIRMCO a fee, computed daily and payable monthly, at the annual rate of 0.75% of the first $25 million of the International Value Fund's average daily net assets, 0.50% of the next $75 million of the International Value Fund's average daily net assets, and 0.35% of the International Value Fund's average daily net assets in excess of $100 million. HGI bears all expenses incurred by it in connection with its services under the sub-advisory agreement.

  Prior to September 2, 1997, State Street Bank and Trust Company served as sub-adviser to the International Value Fund. For the services provided under the sub-advisory agreements in effect for the fiscal years ended October 31, 1999, 1998 and 1997, HGI and State Street Bank and Trust Company were paid and waived sub-advisory fees as follows:

             Net Sub-Advisory Fees Paid (Sub-Advisory Fees Waived)
             -----------------------------------------------------

                                             1999                        1998                        1997
                                  --------------------------  --------------------------  --------------------------
International Value Fund                        $318,983 (0)                $381,819 (0)                $227,372 (0)

     The International Growth Fund receives sub-advisory services from Clay Finlay Inc. ("Clay Finlay"). Under the terms of the Sub-Advisory Agreement between the Adviser and Clay Finlay, Clay Finlay furnishes investment advisory and portfolio management services to the International Growth Fund with respect to its investments. Clay Finlay is responsible for decisions to buy and sell the International Growth fund's investments and all other transactions related to investment therein. Clay Finlay negotiates brokerage commissions and places orders for purchases and sales of the International Growth Fund's portfolio securities.

     For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay Finlay receives from FIRMCO a fee, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund's average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million. Clay Finlay bears all expenses incurred by it in connection with its services under the sub-advisory agreement.

     Prior to November 27, 2000, The Glenmede Trust Company ("Glenmede") served as sub-adviser to the International Growth Fund. There are no sub-advisory fees shown for Glenmede because Glenmede became sub-adviser to the Fund after October 31, 1999.

     Pursuant to the Sub-Advisory Agreements, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Value Fund, International Growth Fund or the Company, or to any shareholder of the International Value Fund, International Growth Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreements. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and services under the Sub-Advisory agreements.

Regulatory Matters.
------------------

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Funds' Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

     Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency.

Administration and Distribution Services
----------------------------------------

     Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectuses and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

     Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     For its administrative services related to the Continuing Funds for the fiscal years ended October 31, 1999, 1998 and 1997, the Co-Administrators were paid and waived the following administrative fees:

           Net Administration Fees Paid (Administration Fees Waived)
           ---------------------------------------------------------

                                                   1999                       1998                        1997
                                         -------------------------  -------------------------  ---------------------------
Short-Term Bond Fund                              196,764 (24,546)            69,432(126,882)             86,550 (149,862)

Intermediate Bond Fund                            304,583 (39,645)          115,423 (210,207)             79,413 (171,118)

Bond IMMDEX(TM) Fund                              495,763 (70,052)          200,288 (364,601)            167,223 (318,234)

Tax-Exempt Intermediate Bond Fund                  93,040 (12,419)            32,957 (59,803)              22,619 (41,122)

                                                   1999                       1998                        1997
                                         -------------------------  -------------------------  ---------------------------
Balanced Income Fund                                49,835 (5,686)           12,498 (22,106)/1/              N/A

Balanced Growth Fund                              250,967 (31,982)           90,542 (164,087)             73,298 (133,271)

Growth & Income Fund                              724,594 (87,590)          233,865 (423,689)            171,898 (286,778)

Equity Index Fund                                 633,693 (72,866)          195,703 (353,692)            134,156 (229,162)

Large Cap Core Equity Fund                        312,797 (31,157)           85,845 (156,347)             71,750 (146,715)

International Value Fund                            48,844 (6,041)           24,861 (44,829)              20,840 (38,741)

MidCap Core Equity Fund                           528,380 (78,076)          269,375 (492,978)            245,929 (521,369)

MicroCap Fund                                     127,042 (12,611)           43,380 (79,285)              29,709 (68,284)

  The Mid Cap Index Fund had not commenced operations on October 31, 1999.

/1/          From inception (December 1,1997) to October 31, 1998.

     Prior to October 1, 1998, Federated Administrative Services ("Federated") served as administrator to the Predecessor Funds of the Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund and Science & Technology Fund. Edgewood Services, Inc. served as sub-administrator to those Predecessor Stellar Funds. For its services, Edgewood is paid a fee by Firstar Mutual Fund Services, LLC and is not paid by the Funds. Effective October 1, 1998, Firstar Mutual Fund Services, LLC served as administrator to those Predecessor Stellar Funds.

     With regard to the Predecessor Stellar Funds, for the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and Federated as follows:

                                                          Net Administration Fees Paid (Waivers)
                                         -------------------------------------------------------------------------
Predecessor Stellar Fund                          1999                     1998                     1997
------------------------                 -----------------------  -----------------------  -----------------------
Predecessor Strategic Income Fund                206,533                  211,546                  130,615
Predecessor Relative Value Fund                  555,786                  480,815                  273,396
Predecessor Large Cap Growth Fund                261,326                  197,859                  116,489
Predecessor Science & Technology Fund              8,303/1/                  N/A                      N/A

/1/ From inception (August 9, 1999) to November 30, 1999

          Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Funds of the U.S. Government Securities Fund, Aggregate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, International Growth Fund, Small Cap Index Fund and Small Cap Core Equity Fund. From January 1, 2000 to December 11, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of those Predecessor Mercantile Funds.

          For the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and BISYS Ohio as follows:

                                                             Net Administration Fees Paid (Waivers)
                                         -------------------------------------------------------------------------------
Predecessor Mercantile Fund                        1999                      1998                       1997
---------------------------              ------------------------  ------------------------  ---------------------------
Predecessor U.S. Government Securities          $106,581(106,576)         $102,187(102,181)           $   79,519(79,515)
 Fund
Predecessor Aggregate Bond Fund                  176,852(176,846)          203,015(203,004)             165,196(165,189)
Predecessor Missouri Tax-Exempt Bond             130,231(130,226)          107,578(107,574)               92,046(92,042)
 Fund
Predecessor National Municipal Bond              366,861(366,848)          318,915(427,432)             181,277(478,060)
 Fund
Predecessor Equity Income Fund                   110,766(110,763)           97,524(131,138)              49,963(131,717)/2/
Predecessor International Growth Fund              78,667(78,664)            73,113(73,109)               75,322(54,941)
Predecessor Small Cap Index Fund                   29,760(29,759)/1/             N/A                        N/A
Predecessor Small Cap Core Equity Fund           125,715(125,710)          236,856(236,844)             237,783(237,775)

______________________________
/1/ For the period from December 30, 1998 (commencement of operations) to November 30, 1999.
/2/ For the period from March 7, 1997 (commencement of operations) to November 30, 1997.


     Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature.

     Prior to December 11, 2000, Edgewood Services, Inc. ("Edgewood") served as distributor to the Predecessor Stellar Funds. Prior to April 1, 1999, B.C. Ziegler & Company ("Ziegler") served as the distributor from October 1, 1998 to March 31, 1999. Prior to October 1, 1998, Federated Securities Corp. ("Federated") served as distributor.

     BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Funds. With respect to each Predecessor Mercantile Funds' class of shares corresponding to Institutional and Y Shares, no compensation was payable by the Funds to BISYS for distribution services.
For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received front-end sales charges in connection with Retail A Shares (known as Investor A Shares with respect to the Predecessor Mercantile Funds) purchases as follows:
Predecessor Missouri Tax-Exempt Bond Fund - $65,564, $75,697 and $46,690, respectively; Predecessor Aggregate Bond Fund - $7,960, $8,853 and $9,635, respectively; Predecessor U.S. Government Securities Fund - $10,810, $1,218 and $2,052,
respectively; Predecessor National Municipal Bond Fund - $12,643, $9,641 and $4,340, respectively; Predecessor Small Cap Core Equity Fund - $9,646, $26,651 and $33,777, respectively; and Predecessor International Growth Fund -$5,610, $9,765 and $18,258, respectively. For the fiscal years ended November 30, 1999 and 1998 and the period from March 7, 1997 (commencement of operations) through November 30, 1997, BISYS received front-end sales charges in connection with purchases of the Predecessor Equity Income Fund Retail A Shares as follows:
$14,545, $25,690 and $829, respectively. For the period from December 30, 1998 (commencement of operations) to November 30, 1999, BISYS received front-end sales charges in connection with Retail A Shares of the Predecessor Small Cap Index Fund as follows: $515, $0 and $0, respectively. Of these amounts, BISYS retained $12,209, $9,050 and $23, respectively, and FIRMCO and affiliates retained $8,866, $2,814 and $4,700, respectively, with respect to the Predecessor Missouri Tax-Exempt Bond Fund; BISYS retained $907, $1,210 and $0, respectively, and FIRMCO and affiliates retained $1,906, $2,025 and $6,721, respectively, with respect to the Predecessor Aggregate Bond Fund; BISYS retained $1,786, $227 and $0, respectively, and FIRMCO and affiliates retained $2,212, $1,206 and $310, respectively, with respect to the Predecessor U.S. Government Securities Fund; BISYS retained $1,881, $940, and $0 and FIRMCO and affiliates retained $0, $0 and $0, respectively with respect to the Predecessor National Municipal Bond Fund; BISYS retained $1,347, $3,284 and $184, respectively, and FIRMCO and affiliates retained $2,518, $8,880 and $9,915, respectively, with respect to the Predecessor Small Cap Core Equity Fund; BISYS retained $682, $1,014 and $0, respectively, and FIRMCO and affiliates retained $1,662, $2,722 and $7,433, respectively, with respect to the Predecessor International Growth Fund; BISYS retained $1,669, $3,014 and $45, respectively, and FIRMCO and affiliates retained $1,440, $3,396 and $466, respectively, with respect to the Predecessor Equity Income Fund; and BISYS retained $190 and FIRMCO and affiliates retained $138 with respect to the Predecessor Small Cap Index Fund.

     For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received contingent deferred sales charges in connection with Retail B Shares (known as Investor B Shares with respect to the Predecessor Mercantile Funds) redemptions of the Predecessor Mercantile Funds as follows: Predecessor Missouri Tax-Exempt Bond Fund - $56,312, $43,716 and $61,906; Predecessor Aggregate Bond Fund - $11,981, $7,194 and $4,075; Predecessor U.S. Government Securities Fund - $6,039, $3,024 and $8,968; Predecessor National Municipal Bond Fund - $16, 367, $7,014 and $34,256; Predecessor Small Cap Core Equity Fund - $1,123, $9,898 and $12,870; and Predecessor International Growth Fund - $1,791, $2,848 and $8,191. For the fiscal years ended November 30, 1999, 1998 and for the period March 7, 1997 (commencement of operations) through November 30, 1997, the Distributor received $15,296, $15,372 and $10,382 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Predecessor Equity Income Fund.

Shareholder Organizations
-------------------------

Retail A Shares

     As stated in the Funds' Prospectuses the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company: (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

     Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail A and Retail B Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares
     As stated in the Funds' Prospectuses, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. All fees paid under these agreements are borne exclusively by the Funds' Y Shares.

     The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Retail A, Retail B and Y Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with Shareholder Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

     The Continuing Funds paid fees to Shareholder Organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for Retail A Shares for the fiscal year ended October 31, 1999 as follows:



                                                Fees Paid to Non-Affiliated
                                                 Shareholder Organizations
                                                ---------------------------


           Short-Term Bond Fund                           $123,961
           Intermediate Bond Fund                           38,438
           Bond IMMDEX(TM) Fund                            159,669
           Tax-Exempt Intermediate Bond Fund                52,199
           Balanced Income Fund                             23,721
           Balanced Growth Fund                             98,055
           Growth & Income Fund                            346,521
           Equity Index Fund                               227,087
           Large Cap Core Equity Fund                       78,778
           International Value Fund                         10,779
           MidCap Core Equity Fund                         171,223
           MicroCap Fund                                    22,921


     The Continuing Funds paid fees to Shareholder Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for Retail A Shares for the fiscal year ended October 31, 1999 as follows:

                                                     Fees Paid to Affiliated
                                                    Shareholder Organizations
                                                    -------------------------

               Short-Term Bond Fund                          $ 59,847
               Intermediate Bond Fund                          40,088
               Bond IMMDEX(TM) Fund                            86,123
               Tax-Exempt Intermediate Bond Fund               24,755
               Balanced Income Fund                             8,337
               Balanced Growth Fund                            49,362
               Growth & Income Fund                           154,698
               Equity Index Fund                              101,716
               Large Cap Core Equity Fund                      35,331
               International Value Fund                         4,602
               MidCap Core Equity Fund                        123,426
               MicroCap Fund                                   18,767


     The Continuing Funds paid fees to Shareholder Organizations, none of which were affiliated with the Adviser, pursuant to the 12b-1 Plan for Retail B shares for the fiscal year ended October 31, 1999 as follows:


                                                   Fees Paid to Non-Affiliated
                                                    Shareholder Organizations

               Short-Term Bond Fund                           $ 1,628
               Intermediate Bond Fund                             610
               Bond IMMDEX(TM) Fund                             5,589
               Tax-Exempt Intermediate Fund                       153
               Balanced Income Fund                             3,177
               Balanced Growth Fund                             1,711
               Growth & Income Fund                             4,617
               Equity Index Fund                               11,170
               Large Cap Core Equity Fund                       2,238
               International Value Fund                            92
               MidCap Core Equity Fund                            462
               MicroCap Fund                                      224


     The Predecessor Stellar Funds adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Class A and Class B Shares, respectively, with respect to the Predecessor Stellar Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Stellar Funds also had adopted separate Administrative Service Plans with respect to each class of shares.

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Relative Value Fund was charged the following amount:


          Predecessor Stellar Fund                          Total Charged
          ------------------------                          -------------

          Predecessor Relative Value Fund                     $136,539


     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Stellar Funds were charged the following amounts:

          Predecessor Stellar Fund                          Total Charged
          ------------------------                          -------------

          Predecessor Relative Value Fund                     $ 28,543
          Predecessor Large Cap Growth Fund                   $199,902
          Predecessor Science & Technology Fund               $    292


     The Predecessor Mercantile Funds had adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Investor A and B Shares, respectively, with respect to the Predecessor Mercantile Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Mercantile Funds also had adopted separate Administrative Service Plans with respect to Institutional and Y Shares (known as Trust and Institutional Shares, respectively, with respect to the Predecessor Mercantile Funds).

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Mercantile Funds were charged the following amounts:


                                                                Amounts Paid to
Predecessor Fund                              Total Charged    Affiliates of MVA
----------------                              -------------    -----------------

Predecessor U.S. Government Securities Fund      $14,696             $10,587

Predecessor Aggregate Bond Fund                  $12,711             $ 9,019

Predecessor Missouri Tax-Exempt Bond Fund        $46,205             $17,655

Predecessor National Municipal Bond Fund         $ 3,504             $ 1,211

Predecessor Equity Income Fund                   $ 4,892             $ 1,664

Predecessor International Growth Fund            $ 9,815             $ 2,656

Predecessor Small Cap Index Fund                 $   239             $     4

Predecessor Small Cap Core Equity Fund           $29,020             $14,535

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Mercantile Funds were charged the following amounts:

                                                                Amounts Paid to
Predecessor Mercantile Fund                   Total Charged           MVA
---------------------------                   -------------     ---------------


Predecessor U.S. Government Securities Fund      $ 2,444             $ 1,788

Predecessor Aggregate Bond Fund                  $ 7,555             $ 5,337

Predecessor Missouri Tax-Exempt Bond Fund        $33,805             $24,147

Predecessor National Municipal Bond Fund         $ 7,727             $ 5,615

Predecessor Equity Income Fund                   $ 7,649             $ 5,406

Predecessor International Growth Fund            $ 6,570             $ 4,838

Predecessor Small Cap Index Fund                 $     0             $     0

Predecessor Small Cap Core Equity Fund           $11,769             $ 8,455


     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for the Y Shares, the Predecessor Mercantile Funds paid the following amounts:

                                                               Amounts Paid to
Predecessor Mercantile Fund                  Total Charged    Affiliates of MVA
---------------------------                  -------------    -----------------

Predecessor U.S. Government Securities Fund     $18,525             $18,149

Predecessor Aggregate Bond Fund                 $23,382             $20,697

Predecessor Equity Income Fund                  $   276             $   273

Predecessor International Growth Fund           $27,419             $27,139

Predecessor Small Cap Index Fund                $42,085             $42,752

Predecessor Small Cap Core Equity Fund          $25,532             $23,181


     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for Institutional Shares, no fees were charged to the Predecessor Mercantile Funds.


            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to: (i) maintain a separate account in the name of each Fund; (ii) make receipts and disbursements of money on behalf of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. The Chase Manhattan Bank performs certain foreign custodial services related to the International Value Fund. Bankers Trust Company performs certain foreign custodial services related to the International Growth Fund.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to: (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset - based fee, and certain other transaction charges and reimbursement for expenses.

     In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets; Balanced Income Fund and Balanced Growth Fund -- $49,500 on the first $100 million, 0.0225% on the next $200 million, and 0.015% on the balance, plus out of pocket expenses, including pricing expenses; Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund, and MicroCap Fund -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, International Value Fund, Global Equity Fund and International Growth Fund--$58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses.

     Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Mercantile Funds. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as such Predecessor Mercantile Funds' transfer agent and dividend disbursing agent.

                                   EXPENSES

     Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail A, Retail B and Y Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The Company's Annual Report to Shareholders with respect to the Continuing Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The Company's Annual Report to Shareholders with respect to the Predecessor Stellar Funds for the fiscal year ended November 30, 1999 has been audited by Arthur Andersen LLP and has been filed with the SEC and the unaudited Semi-Annual Report for the Predecessor Stellar Funds has been filed with the SEC. The audited financial statements and financial highlights incorporated by reference in this SAI have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

     The Company's Annual Report to Shareholders with respect to the Predecessor Mercantile Funds for the fiscal year ended November 30, 1999 was audited by KPMG LLP and has been filed with the SEC and the unaudited Semi-Annual Report for the Predecessor Mercantile Funds has been filed with the SEC. The financial statements and notes thereto in the Annual Report, and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.


                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.

                                CODE OF ETHICS

     The Company, Adviser, Sub-Advisers and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


                           PERFORMANCE CALCULATIONS

     From time to time, the total return of the Retail A Shares, Retail B Shares, Y Shares and Institutional Shares of each Fund and the yields of such shares of the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Tax-Exempt Intermediate Bond Fund, Aggregate Bond Fund, U.S. Government Securities Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund and Strategic Income Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Firstar Funds Center at 1-800-677-FUND.

Yield Calculations
------------------

     Yield is computed based on the net income of a series of shares of a Bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 4.00% for the Retail A Shares of the Bond Funds) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                              a-b
               Yield = 2 [(---------- + 1)/6/ - 1]
                             c x d

           Where:      a =  Dividends and interest earned during the period.

                       b =  Expenses accrued for the period (net of
                            reimbursements).

                       c = The average daily number of shares outstanding during the period that were entitled to receive dividends.

                       d = Maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"): (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     In addition, the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund may each advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the "yield of the Fund".

     The Fund currently calculates 30-day yields for its Bond Portfolios but not for its Equity Portfolios. Y Shares of the Continuing Funds are new and have no performance history. For the 30-day period ended April 30, 2000, the yields on the Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), and Tax-Exempt Intermediate Bond Funds were as follows:

Portfolio                                    30-Day Yield
---------                                    ------------

Short-Term Bond Fund
     Institutional Shares                       6.41%
     Retail A - No Load                         6.16%
     Retail A - Load Adjusted                   5.91%
     Retail B                                   5.40%

Intermediate Bond Fund
     Institutional Shares                       6.75%
     Retail A - No Load                         6.49%
     Retail A - Load Adjusted                   6.23%
     Retail B                                   5.72%

Bond IMMDEX(TM) Fund
     Institutional Shares                       7.12%
     Retail A - No Load                         6.86%
     Retail A - Load Adjusted                   6.58%
     Retail B                                   6.10%

Tax-Exempt Intermediate Bond Fund
     Institutional Shares                       4.59%
     Retail A - No Load                         4.33%
     Retail A - Load Adjusted                   4.16%
     Retail B                                   3.58%


     Without fees waived by the Advisor, the 30-day yields for the period ended April 30, 2000, would have been:

     Portfolio                               30-Day Yield
     ---------                               ------------

Short-Term Bond Fund
     Institutional Shares                       6.11%
     Retail A - No Load                         5.86%
     Retail A - Load Adjusted                   5.61%
     Retail B                                   5.10%

Intermediate Bond Fund
     Institutional Shares                       6.63%
     Retail A - No Load                         6.37%
     Retail A - Load Adjusted                   6.11%
     Retail B                                   5.60%

Bond IMMDEX(TM) Fund
     Institutional Shares                       7.12%
     Retail A - No Load                         6.86%
     Retail A - Load Adjusted                   6.58%
     Retail B                                   6.10%

Tax-Exempt Intermediate Bond Fund
     Institutional Shares                       4.39%
     Retail A - No Load                         4.13%
     Retail A - Load Adjusted                   3.96%
     Retail B                                   3.38%

     For the 30-day period ended April 30, 2000, the tax-equivalent yield (assuming a tax rate of 39.6%) for the Tax-Exempt Intermediate Bond Fund was:

                                            30-Day Tax-
     Portfolio                            Equivalent Yield
     ---------                            ----------------

Tax-Exempt Intermediate Bond Fund
     Institutional Shares                      7.60%
     Retail A - No Load                        7.17%
     Retail A - Load Adjusted                  6.89%
     Retail B                                  5.93%

     Without fees waived by the Adviser, the 30-day, tax-equivalent yield (assuming a tax rate of 39.6%) for the Tax-Exempt Intermediate Bond Fund at April 30, 2000 would have been:

                                            30-Day Tax-
     Portfolio                            Equivalent Yield
     ---------                            ----------------

Tax-Exempt Intermediate Bond Fund
     Institutional Shares                      7.27%
     Retail A - No Load                        6.84%
     Retail A - Load Adjusted                  6.56%
     Retail B                                  5.60%

     The following are the standard yields for the U.S. Government Securities, Aggregate Bond, Strategic Income and Missouri Tax-Exempt Bond Funds' shares for the 30-day period ended May 31, 2000. Each of these yields is based on the yields of corresponding classes of the Predecessor U.S. Government Securities Fund, Predecessor Aggregate Bond Fund, Predecessor Strategic Income Fund and Predecessor Missouri Tax-Exempt Bond Fund, respectively. The U.S. Government Securities, Aggregate Bond and Missouri Tax-Exempt Bond Funds' Retail A, Retail B, Y and Institutional Shares are the corresponding classes for the Predecessor U.S. Government Securities, Predecessor Aggregate Bond and Predecessor Missouri Tax-Exempt Bond Funds' Investor A, Investor B, Institutional and Trust Shares. The Strategic Income Fund's Retail A and Retail B Shares are the corresponding classes for the Predecessor Strategic Income Fund's Class A and Class B Shares.

                                                        30-Day Yield
                                                        ------------

U.S. Government Securities Fund
     Y Shares                                              5.81%
     Institutional Shares                                  6.09%
     Retail A Shares - No Load                             5.79%
     Retail A Shares - Load Adjusted                       5.56%
     Retail B Shares                                       5.07%

Aggregate Bond Fund
     Y Shares                                              6.29%
     Institutional Shares                                  6.59%
     Retail A Shares - No Load                             6.29%
     Retail A Shares - Load Adjusted                       6.03%
     Retail B Shares                                       5.55%

Strategic Income Fund
     Retail A Shares                                       7.31%
     Retail B Shares                                       7.57%

Missouri Tax-Exempt Bond Fund
     Institutional Shares                                  4.53%
     Retail A Shares                                       4.33%
     Retail B Shares                                       3.61%


     The following are the tax-equivalent yields for the Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund for the 30-day period ended May 31, 2000. Each of these yields is based on the yields of corresponding classes of the Predecessor Missouri Tax-Exempt Bond Fund and the Predecessor National Municipal Bond Fund. As described above, the Missouri Tax-Exempt Bond and National Municipal Bond Funds' Retail A, Retail B and Institutional Shares are the corresponding classes for the Predecessor Missouri Tax-Exempt Bond and Predecessor National Municipal Bond Funds' Investor A, Investor B and Trust Shares.

Fund                                              30-Day Tax Equivalent Yield
----                                              ---------------------------

Missouri Tax-Exempt Bond Fund
     Institutional Shares                                     7.08%
     Retail A Shares                                          6.77%
     Retail B Shares                                          5.64%

National Municipal Bond Fund
     Institutional Shares                                     8.16%
     Retail A Shares - No Load                                7.80%
     Retail A Shares - Load Adjusted                          7.48%
     Retail B Shares                                          6.44%


Total Return Calculations.
-------------------------

     Each Fund computes "average annual total return" separately for its Retail A, Retail B, Y and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                    P(1 + T)/n/  = ERV

              Where: T =  Average annual total return.

                 ERV = Ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =   Hypothetical initial payment of $1,000.

                    n = Period covered by the computation, expressed in terms of years.

     The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B, Y and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =  [(ERV/P) - l]

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front-end sales charge for equity funds and 4.00% maximum front end sales charge for fixed income funds in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's shares may be compared to the Lehman Brothers 1-3 Year Government/Credit Index; the Lipper U.S. Government Fund Average; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Credit Index; the Lehman Brothers Municipal Bond Index;

the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Credit Index; and the Consumer Price Index. In addition, the total return of an equity Fund's shares may be compared to the Lehman Brothers Government/Corporate Total Index; S&P 500 Index; the S&P MidCap 400 Index, the S&P SmallCap 600 Index, Lipper Growth & Income Average; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 1000 Value Index; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap Index; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price Index. In addition, the total return of a series of shares of the International Value Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

     In addition, a non-Money Market Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail A Shares and the deduction of any applicable contingent deferred sales charge with respect to Retail B Shares. Y Shares of the Funds are new and have no performance history. The performance history below is for shares that would have a similar return history. Because each class of shares will be invested in the same portfolio of securities, performance will differ only to the extent that classes do not have the same expenses. You should be aware that Retail A Shares have a .25% shareholder servicing fee and a front-end sales charge of 4.50% for equity funds and 3.75% for fixed income funds, while the Institutional Shares have no shareholder servicing fee or sales charge.

     The following are the average annual total returns of the Continuing Funds for the periods ended April 30, 2000:


                              PERFORMANCE HISTORY

               Average Annual Total Return as of April 30, 2000
                              Institutional Shares

                                           1 Year         5 Years         10 Years          Since inception
                                                                                           (inception date)

Short-Term Bond                             3.57%           5.88%           6.84%                          --

Intermediate Bond                           1.88%           6.16%             --         5.83%   (Jan 5, 1993)

Bond IMMDEX(TM)                             1.55%           6.90%           8.29%                          --

Tax-Exempt Intermediate Bond                0.08%           4.45%             --         4.32%  (Feb. 8, 1993)

Balanced Income                             2.49%             --              --         9.26%  (Dec. 1, 1997)

Balanced Growth                            14.44%          14.81%             --        11.85% (Mar. 30, 1992)

Growth & Income                             4.74%          21.52%          15.60%                          --

Equity Index                                9.55%          24.79%          18.27%                          --

Large Cap Core Equity                      21.22%          22.11%             --        16.78% (Dec. 29, 1992)

International Value                         3.86%           0.44%             --         0.35% (Apr. 28, 1994)

MidCap Core Equity                         23.57%          15.24%          15.32%                          --

MicroCap                                  153.85%             --              --        43.99%  (Aug. 1, 1995)

________________________________________________________________________________
                    Average Annual Total Return as of April 30, 2000
                           Retail A Shares

                                         1 Year         5 Years       10 Years          Since inception
                                                                                        (inception date)

Short-Term Bond                                3.41           5.63           6.71     6.49  (Dec. 29, 1989)

Intermediate Bond                              1.63           5.91            N/A     5.64   (Jan. 5, 1993)

Bond IMMDEX(TM)                                1.30           6.64           8.15     7.65  (Dec. 29, 1989)

Tax-Exempt Intermediate Bond                  -0.18           4.20            N/A     4.13   (Feb. 8, 1993)

Balanced Income                                2.23            N/A            N/A     8.96   (Dec. 1, 1997)

Balanced Growth                               14.17          14.54            N/A    11.67  (Mar. 30, 1992)

Growth & Income                                4.48          21.24          15.47     14.36 (Dec. 29, 1989)

Equity Index                                   9.26          24.51          18.13     16.83 (Dec. 29, 1989)

Large Cap Core Equity                         20.88          21.83            N/A     16.57 (Dec. 29, 1992)

International Value                            3.59           0.19            N/A      0.14 (Apr. 28, 1994)

MidCap Core Equity                            23.29          14.97          15.18     14.32 (Dec. 28, 1989)

Small Cap Core Equity                         38.86            N/A            N/A      9.62 (Aug. 15, 1997)

MicroCap                                     153.06            N/A            N/A     43.57  (Aug. 1, 1995)

________________________________________________________________________________
               Average Annual Total Return as of April 30, 2000
                           Retail B Shares

                                           Since inception
                                           (inception date)             Return Since Inception
                                                                        (including sales loads)
Short-Term Bond                          3.15%  (March 1, 1999)                  -0.20%

Intermediate Bond                        1.66%  (March 1, 1999)                  -1.63%

Bond IMMDEX(TM)                          1.26%  (March 1, 1999)                  -2.00%

Tax-Exempt Intermediate Bond            -0.67%  (March 1, 1999)                  -3.94%

Balanced Income                          4.22%  (March 1, 1999)                   0.81%

Balanced Growth                         12.84%  (March 1, 1999)                   9.48%

Growth & Income                          8.03%  (March 1, 1999)                   4.65%

Equity Index                            14.17%  (March 1, 1999)                  10.82%

Large Cap Core Equity                   17.84%  (March 1, 1999)                  14.51%

International Value                     19.00%  (March 1, 1999)                  15.67%

MidCap Index                            16.56%    (Nov 4, 1999)                  11.56%

MidCap Core Equity                      25.32%  (March 1, 1999)                  22.03%

MicroCap                               145.26%  (March 1, 1999)                 142.32%

     The performance of the Balanced Income Fund for the period prior to December 1, 1997 is represented by the performance of a collective investment fund which operated prior to the effectiveness of the registration statement of the Balanced Income Fund. At the time of Balanced Income Fund's inception, the collective investment fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar Fund. In connection with the Balanced Income Fund's commencement of operations, on December 1, 1997, the collective investment fund transferred its assets to its Firstar Fund equivalent. The collective investment fund was not registered under the 1940 Act and was and is not subject to certain restrictions that are imposed by the 1940 Act and the Code. If the collective investment fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment fund has been restated to reflect the Firstar Balanced Income Fund's actual expenses during the Fund's first fiscal year. Performance quotations of the collective investment fund present past performance of the FIRMCO managed collective fund, which is separate and distinct from Firstar Balanced Income Fund, do not represent past performance of this Fund and should not be considered as representative of future results of this Fund.

     Prior to January 10, 1995, the Funds offered one series of shares, with neither a sales charge nor a 0.25% service organization fee, to both retail and institutional investors. Retail Share performance reflects the deduction of the current maximum sales charge of 5.50% for equity funds and 4.00% for fixed income funds, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

     The following are the average annual total returns for shares of the U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Global Equity Fund, International Growth Fund, Small Cap Index Fund, Small Cap Core Equity Fund and Science & Technology Fund from the date of each Fund's inception through May 31, 2000. These returns are based on the returns of the Predecessor U.S. Government Securities Fund, Predecessor Aggregate Bond Fund, Predecessor Strategic Income Fund, Predecessor Missouri Tax-Exempt Bond Fund, Predecessor National Municipal Bond Fund, Predecessor Equity Income Fund, Predecessor Relative Value Fund, Predecessor Large Cap Growth Fund, Predecessor Global Equity Fund, Predecessor International Growth Fund, Predecessor Small Cap Index Fund, Predecessor Small Cap Core Equity Fund and Predecessor Science & Technology Fund, respectively. The Company's Retail A, Retail B, Y and Institutional Shares are the corresponding classes for the Predecessor Funds' Investor A, Investor B, Institutional and Trust Shares, respectively. The Company's Retail B and Institutional Shares are the corresponding classes for the Predecessor Stellar Funds' Class B and Class Y Shares, respectively. The Company's Retail A Shares correspond to the Predecessor Stellar Funds' Class A and Class C Shares.

                                                                  Average Annual Total Return
                                                                  ---------------------------
                                                                                                             Since
                                           For the               For the               For the            Commencement
                                             Year                5 Years               10 Years           of Operations
Fund                                    Ended 5/31/00         Ended 5/31/00         Ended 5/31/00        (As of 5/31/00)
----                                    -------------         -------------         -------------        ---------------
U.S. Government Securities Fund
  Institutional Shares/1/                   2.24%                 4.81%                    -                  6.20%
  Y Shares/2/                               1.82%                 4.47%                    -                  5.21%
  Retail A Shares/3/                       -2.14%                 3.64%                 6.09%                 6.40%
  Retail B Shares/4/                       -3.51%                 3.45%                    -                  3.95%

Aggregate Bond Fund
  Institutional Shares/5/                   1.60%                 5.25%                    -                  6.63%
  Y Shares/6/                               1.31%                 4.94%                    -                  4.83%
  Retail A Shares/7/                       -2.66%                 4.06%                 6.24%                 6.40%
  Retail B Shares/8/                       -4.09%                 3.93%                    -                  5.11%

Strategic Income Fund/9/
  Retail B Shares                          -6.95%                 2.53%                    -                  3.94

Missouri Tax-Exempt Bond Fund/10/
  Institutional Shares/11/                 -1.83%                 4.13%                 6.22%                 6.69%
  Retail A Shares/12/                      -5.87%                 3.08%                    -                  5.68%
  Retail B Shares/13/                      -7.49%                 2.73%                    -                  3.68%

                                                                  Average Annual Total Return
                                                                  ---------------------------
                                                                                                                 Since
                                           For the               For the               For the                Commencement
Fund                                         Year                5 Years               10 Years               of Operations
                                        Ended 5/31/00         Ended 5/31/00         Ended 5/31/00            (as of 5/31/00)
----                                    -------------         -------------         -------------      ---------------------------
National Municipal Bond Fund/14/
  Institutional Shares                      -2.77%                    -                     -                  3.77%
  Retail A Shares                           -6.55%                    -                     -                  2.43%
  Retail B Shares                           -8.37%                    -                     -                  2.04%

Equity Income Fund/15/
  Institutional Shares                      -7.59%                    -                     -                  8.61%
  Y Shares                                  -7.74%                    -                     -                  8.47%
  Retail A Shares                          -12.84%                    -                     -                  6.45%
  Retail B Shares                          -12.37%                    -                     -                  7.04%

Relative Value Fund/16/
  Institutional Shares                       0.58%                    -                     -                 11.70%
  Retail A Shares                           -5.30%                17.98%                    -                 14.57%
  Retail B Shares                           -5.02%                    -                     -                  3.95%

Large Cap Growth Fund/17/
  Institutional Shares                      20.90%                    -                     -                 21.26%
  Retail B Shares                           15.43%                23.18%                    -                 24.23%

Global Equity Fund
  Institutional Shares                      21.76%                    -                     -                 13.24%

International Growth Fund
  Institutional Shares/18/                  40.15%                15.75%                    -                 12.79%
  Y Shares/19/                              39.68%                15.39%                    -                 12.68%
  Retail A Shares/20/                       32.02%                14.12%                    -                 11.51%
  Retail B Shares/21/                       33.63%                14.34%                    -                 14.83%

Small Cap Index Fund/22/
  Institutional Shares                      12.18%                    -                     -                  8.12%
  Y Shares                                  11.86%                    -                     -                  7.78%
  Retail A Shares                            5.89%                    -                     -                  3.79%

Small Cap Core Equity Fund
  Institutional Shares/23/                  33.20%                11.15%                    -                 13.78%
  Y Shares/24/                              32.85%                10.82%                    -                 13.50%
  Retail A Shares/25/                       25.52%                 9.56%                    -                 12.74%
  Retail B Shares/26/                       26.99%                 9.78%                    -                 13.04%

Science & Technology Fund/27/
  Institutional Shares/28/                      -                     -                     -                 74.40%
  Retail A Shares/29/                           -                     -                     -                -25.25%
  Retail B Shares/30/                           -                     -                     -                 68.30%

_________________________________________________________
/1/ Commenced operations on February 1, 1991.
/2/ Commenced operations on June 7, 1994.
/3/ Commenced operations on June 2, 1988.
/4/ Commenced operations on May 11, 1995.
/5/ Commenced operations on February 1, 1991.
/6/ Commenced operations on January 3, 1994.
/7/ Commenced operations on June 15, 1988.
/8/ Date of initial public investment on March 7, 1995.
/9/ Commenced operations on December 12, 1994.  Institutional, Y and Retail A
      Shares of the Fund did not commence operations until after May 31, 2000. /10/ Commenced operations on July 15, 1988 as a portfolio of The Arch Tax-Exempt
      Trust. On October 2, 1995, the Fund was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Y Shares of the Fund did not commence operations until after May 31, 2000.
/11/ Commenced operations on July 15, 1988.
/12/ Initial public offering commenced on September 28, 1990.
/13/ Date of initial public investment on March 7, 1995.
/14/ Commenced operations on November 18, 1996.  Y Shares of the Fund did not
      commence operations until after May 31, 2000.
/15/ Commenced operations on February 27, 1997.
/16/ Commenced operations on June 5, 1991. Y Shares of the Fund did not commence operations until after May 31, 2000.
/17/ Commenced operations on December 12, 1994.  Y and Retail A Shares of the
      Fund did not commence operations until after May 31, 2000.
/18/ Commenced operations on April 4, 1994.
/19/ Date of initial public investment on April 24, 1994.
/20/ Commenced operations on May 2, 1994.
/21/ Date of initial public investment on March 6, 1995.
/22/ Commenced operations on December 30, 1998.  Retail B Shares of the Fund did
      not commence operations until after May 31, 2000.
/23/ Commenced operations on May 6, 1992.
/24/ Commenced operations on January 3, 1994.
/25/ Initial public offering commenced on May 6, 1992.
/26/ Date of initial public investment on March 6, 1995.
/27/ Y Shares of the Fund did not commence operations until after May 31, 2000. /28/ For the period from August 9, 1999 (date of initial public investment) to
      May 31, 2000.
/29/ For the period from March 31, 2000 (date of initial offering of
      Institutional Shares) to May 31, 2000.
/30/ For the period from August 9, 1999 (date of initial public investment) to May 31, 2000.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Advisers as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectuses, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of: (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of November 30, 2000 the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

Money Market                              41%
Institutional Money Market                71%
Tax-Exempt Money Market                   75%
U.S. Treasury Money Market                78%
U.S. Government Money Market              81%
Short-Term Bond                           86%
Intermediate Bond                         62%
U.S. Government Securities                88%
Aggregate Bond                            89%
Bond IMMDEX(TM)                           66%
Tax-Exempt Intermediate Bond              70%
National Municipal Bond                   96%
Balanced Income                           79%
Balanced Growth                           74%
Growth & Income                           68%
Equity Index                              76%
Large Cap Core Equity                     82%
MidCap Core Equity                        75%
MidCap Index                              70%
Small Cap Core Equity                     75%
MicroCap                                  77%
International Value                       85%
International Growth                      92%

At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolio of the Company.

     The Equity Index Fund, MidCap Index Fund and Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund, MidCap Index Fund or the SmallCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, MidCap Index Fund or the Small Cap Index Fund particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index, the S&P MidCap 400 Index and S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Company, the Equity Index Fund, the MidCap Index Fund or the Small Cap Index Fund. S&P has no obligation to take the needs of the Company or shareholders of the Equity Index Fund, MidCap Index Fund or Small Cap Index Fund into consideration in determining, composing or calculating the S&P 500 Index, S&P MidCap 400 Index and S&P Small Cap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Equity Index Fund, the MidCap Index Fund or the Small Cap Index Fund or the timing of the issuance or sale of the Equity Index Fund, MidCap Index Fund or the Small Cap Index Fund or in the determination or calculation of the equation by which the Equity Index Fund, MidCap Index Fund and Small Cap Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund, MidCap Index Fund or the Small Cap Index Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - `NR' indicates the Fitch does not rate the issuer or issue in question.

     - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


     As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.      Interest Rate Futures Contracts
        -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
 in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
 futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale.  A Fund would engage in an interest
     ---------------------------------
 rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase.  A Fund might engage in an interest
     -------------------------------------
 rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -----------------------

     A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund may sell index futures contracts as set forth in the Prospectuses. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

              ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                 Objective:  Protect Against Increasing Price

                 Portfolio                               Futures
                 ---------                               -------

                             -Day Hedge is Placed-

          Anticipate Buying $62,500            Buying 1 Index Futures at 125

              Equity Portfolio               Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

          Buy Equity Portfolio with              Sell 1 Index Futures at 130
            Actual Cost = $65,000            Value of Futures = $65,000/Contract

     Increase in Purchase Price = $2,500           Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
                  Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                 Portfolio                               Futures
                 ---------                               -------

                             -Day Hedge is Placed-

          Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
               Equity Portfolio                   Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

               Equity Portfolio - Own              Buy 16 Index Futures at 120
            Stock with Value = $960,000            Value of Futures = $960,000
          Loss in Portfolio Value = $40,000         Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 Portfolio                               Futures
                 ---------                               -------

                             -Day Hedge is Placed-

          Anticipate Buying $62,500             Buying 1 Index Futures at 125

               Equity Portfolio                Value of Futures=$62,500/Contract


                 Portfolio                               Futures
                 ---------                               -------

                             -Day Hedge is Lifted-

          Buy Equity Portfolio with              Sell 1 Index Futures at 120
            Actual Cost - $60,000            Value of Futures = $60,000/Contract
      Decrease in Purchase Price = $2,500          Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                 Portfolio                               Futures
                 ---------                               -------

                             -Day Hedge is Placed-

          Anticipate Selling $1,000,000         Sell 16 Index Futures at 125
                Equity Portfolio                Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

             Equity Portfolio - Own             Buy 16 Index Futures at 130
         Stock with Value = $1,040,000          Value of Futures = $1,040,000
       Gain in Portfolio Value = $40,000    Loss on Futures = $40,000

III. Futures Contracts on Foreign Currencies.
     ---------------------------------------

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the

Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

     A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     ----------------------------

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                               Money Market Fund
                        Institutional Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                         Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund

                               December 11, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                             Page
                                                                             ----
Firstar Funds, Inc.........................................................     3
Descriptions of the Funds and their Investments and Risks..................     3
Investment Strategies and Risks............................................     5
Net Asset Value............................................................    26
Additional Purchase and Redemption Information.............................    28
Additional Information Regarding Shareholder Services For Retail A Shares..    32
Description of Shares......................................................    33
Additional Information Concerning Taxes....................................    35
Management of the Company..................................................    37
Custodian, Transfer Agent, Disbursing Agent and Accounting Services Agent..    48
Expenses...................................................................    49
Independent Accountants and Financial Statements...........................    49
Counsel....................................................................    50
Yield and Other Performance Information....................................    50
Miscellaneous..............................................................    50
Appendix A.................................................................   A-1

   This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.'s prospectuses dated December 11, 2000 (the "Prospectuses"), for Retail A and Institutional Shares of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund , Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund (collectively referred to as the "Funds"). This SAI is incorporated by reference in its entirety into each of the Prospectuses. Copies of the Prospectuses for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants report thereon for the Money Market Fund, Institutional Money Market Fund, U. S. Government Money Market Fund and Tax-Exempt Money Market Fund (together, the "Continuing Funds") are incorporated by reference into this SAI from the Funds' Annual Report dated October 31, 1999, which may be obtained by writing the address above or calling the toll-free number above. The Financial Statements for the Six-month period ended April 30, 2000 for the Continuing Funds are unaudited and are contained in the Funds' semiannual reports and are incorporated by reference into this SAI. The audited Financial Statements and the related reports of Independent Public Accountants' for the year ended November 30, 1999 for the Firstar Stellar Treasury Fund and the Firstar Stellar Ohio Tax-Free Money Market Fund (together, the "Predecessor Funds") are incorporated by reference into this SAI from the Annual Reports to Shareholders for the Predecessor Funds. The unaudited financial statements for the six-month period ending May 31, 2000 are contained in the Predecessor Funds' Semi-Annual Reports, which are also incorporated by reference into this SAI. No other part of the Annual Report is incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective
February 1, 1998.   The Company is authorized to issue separate classes of
shares of Common Stock representing interests in separate investment portfolios. This SAI pertains to Retail A and Institutional Shares of five diversified portfolios, the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and one non-diversified portfolio, the Ohio Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, August 1, 1988 and June 27, 1988, respectively. The Ohio Tax-Exempt Money Market Fund commenced operations on December 2, 1997 as the Ohio Tax-Free Money Market Fund of Firstar Stellar Funds and was reorganized as a portfolio of the Company on December 11, 2000. The Mercantile Treasury Money Market Portfolio and Firstar Stellar Treasury Fund commenced operations on January 26, 1995 and April 15, 1989, respectively, and were reorganized into the Firstar U. S. Treasury Money Market Fund on November 27, 2000. For the periods prior to November 27, 2000, the performance history, historical data and certain of the expense information of the Firstar U. S. Treasury Money Market Fund is that of the Firstar Stellar Treasury Fund. The Company also offers other investment portfolios that are described in separate statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


           DESCRIPTIONS OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     The Company is an open-end management company with diversified and non-diversified investment portfolios. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.


Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

     Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the Funds' annual portfolio turnover rates are expected to be zero.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     As of October 31, 1999, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Money Market Fund held securities of Goldman Sachs totaling $13,901,315; the Money Market and Institutional Money Market Funds held securities of Merrill Lynch totaling $12,914,761 and $134,840,721, respectively; the Money Market and Institutional Money Market Funds held securities of Morgan Stanley totaling $13,820,551 and $88,831,144, respectively; and the Money Market and Institutional Money Market Funds held securities of Prudential Funding totaling $12,893,254 and $94,094,239, respectively. The Institutional Money Market Fund also held securities of Household International, American General and General Electric totaling $84,171,314, $79,887,089 and $36,000,000, respectively.

                        INVESTMENT STRATEGIES AND RISKS

     Ratings.  Subsequent to its purchase by a Fund, a rated security may cease
     -------
to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will, in accordance with Rule 2a-7 under the 1940 Act, consider such an event in determining whether the Fund involved should continue to hold the security.

     The Money Market Fund and Institutional Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors of the Company. First Tier Eligible Securities include, generally, (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to this Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Funds invest.

     The securities in which the Ohio Tax-Exempt Money Market Fund is permitted to invest are rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by "S&P", Prime-1 by Moody's, or F-1 (+ or -) by Fitch are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the Ohio Tax-Exempt Money Market Fund may purchase unrated securities which are determined to be of comparable quality to securities rated in the highest short-term rating category by NRSROs and which are otherwise eligible for purchase by the Fund.

     The Fund may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The Ohio Tax-Exempt Money Market Fund has the ability but no present intention of investing in municipal securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the Fund will be notified should the Fund decide to invest in these securities.

     Variable and Floating Rate Instruments. The Money Market Fund,
     --------------------------------------
Institutional Money Market Fund, Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit a Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for a Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable amount master demand notes are not typically rated by credit rating agencies but issuers of variable amount master demand notes must satisfy the same criteria as set forth above under "Ratings". The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. With respect to the variable and floating rate instruments that may be acquired by the Money Market, Institutional Money Market, Tax-Exempt Money Market and Ohio Tax-Exempt Money Market Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may purchase include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Bank Obligations. The Money Market Fund and Institutional Money Market Fund
     ------------------
may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Funds in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

     The Money Market Fund and Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

     U.S. Government Obligations. The Funds (other than the Ohio Tax-Exempt
     ---------------------------
Money Market Fund) may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. and Tennessee Valley Authority.

     Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, are supported by only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. government obligations that have maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

     Stripped U.S. Government Obligations and Government-Backed Trusts.  The
     -----------------------------------------------------------------
Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs") and Certificate of Accrual on Treasury Securities ("CATs"). The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

     The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by government-backed trusts (such as TIGRs and CATs). Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. government securities. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in government-backed trusts that hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

     Investment Companies. The Funds may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company;
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     Funding Agreements.  The Money Market Fund and Institutional Money Market
     -------------------
Fund each may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund or Institutional Money Market Fund will be regarded as illiquid.

     Repurchase Agreements.  Each Fund (except the Tax-Exempt Money Market Fund)
     ---------------------
may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Restricted Securities.  The Funds may invest up to 10% of net assets in
     ---------------------
securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144A Securities. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     Borrowings and Reverse Repurchase Agreements.  Each Fund may borrow money
     --------------------------------------------
from banks or through reverse repurchase agreements to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase, and that the securities may not be returned to such Fund.

     Securities Lending.  Each of the Funds (except the Ohio Tax-Exempt Money
     ------------------
Market Fund) may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund, or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets (including the value of the collateral for securities loaned). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

Other Investment Considerations - Tax-Exempt Money Market Fund and Ohio Tax-
---------------------------------------------------------------------------
Exempt Money Market Fund.
------------------------

     Municipal Obligations which may be acquired by the Tax-Exempt Money Market
     ---------------------
Fund and Ohio Tax-Exempt Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax (and, with respect to Ohio municipal securities, to the exemption from Ohio income tax) are rendered by bond counsel to the respective issue at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

     When determining whether a municipal security presents minimal credit risks for the Ohio Tax-Exempt Money Market Fund, the Adviser considers the creditworthiness of the issuer of a municipal security, the issuer of a demand feature if the Fund has the unconditional right to demand payment from the issuer of the interest, or the credit enhancer of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. The directors and the Adviser consider this event, however, in the determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's S&P, or Fitch change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

     There are no restrictions on the maturity of municipal securities in which the Fund may invest. The Fund will seek to invest in municipal securities of such maturities as the Adviser believes will produce current income consistent with prudent investment. The Adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

     The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain of the municipal obligations held by the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

     The Fund may enhance the credit of its investments by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality if the credit enhancer will adversely effect the quality and marketability of the underlying security and could cause losses to a Fund and affect its share price. The Ohio Tax-Exempt Money Market Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks. The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

     Municipal obligations acquired by the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

     Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on municipal securities of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal securities. Interest on private activity bonds, although free from regular federal income taxation, may be an item of tax preference for purposes of the federal alternative minimum tax.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     Municipal obligations purchased by the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Funds invests in securities backed by banks and other financial institutions, changes in the credit facility of these institutions could cause losses to the Fund and affect its share price.

     The Tax-Exempt Money Market Fund and the Ohio Tax-Exempt Money Market Fund may purchase put options on municipal obligations. A put gives a Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. A Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

     Municipal obligations purchased by the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Funds' Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Funds, the Funds may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Funds could, for these or other reasons, suffer a loss with respect to such instruments.

     Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in municipal obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgements. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     When-Issued Purchases and Forward Commitments. The U. S. Treasury Money
     ---------------------------------------------
Market Fund, Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Funds to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Funds to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Funds expect that its when- issued purchases and forward commitments will not exceed 25% ( or 20% for the U. S. Treasury Money Market Fund and Ohio Tax-Exempt Money Market Fund) of the value of its total assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objective.

     When the Funds agree to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Funds may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Funds' commitments. It may be expected that the market value of the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Funds' liquidity and ability to manage their portfolios might be affected in the event their forward commitments and commitments to purchase when-issued securities ever exceeded 25% (or 20% for the U. S. Treasury Money Market Fund and Ohio Tax-Exempt Money Market Fund) of the value of their total assets.

     The U. S. Treasury Money Market Fund and Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When the U. S. Treasury Money Market Fund and Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the U. S. Treasury Money Market Fund and Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     The Ohio Tax-Exempt Money Market Fund does not currently intend to engage in forward commitments.

     Stand-By Commitments.  The Tax-Exempt Money Market Fund and the Ohio Tax-
     --------------------
Exempt Money Market Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitments" acquired by each Fund may also be referred to in this Statement of Additional Information as "put" options.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by a Fund only with the instrument involved.

     The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Funds would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Prospectus.

Other Investment Considerations--Ohio Tax-Exempt Money Market Fund
------------------------------------------------------------------

     The Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

     The Ohio Tax-Exempt Money Market Fund may invest in high-quality taxable investments for temporary defensive purposes. Occasionally, such as when suitable municipal securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash reduces the amount of assets in municipal securities and thereby reduces the Fund's yield. This policy may result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the Fund.

     These temporary investments include:

     . obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as municipal securities purchased by the Fund;

     . marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment;

     .  repurchase agreements; and

     . prime commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch, and other short-term credit instruments.

     Such investments will be made in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by each Fund will not exceed under normal conditions 20% of the Fund's net assets at the time of purchase.

     Municipal Lease Obligations.  The Ohio Tax-Exempt Money Market Fund may
     ---------------------------
acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interests in the lease-purchase payments made. The financial institutions from which the Ohio Tax-Exempt Money Market Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 7 days) from the issuer of the letter of credit or guarantee. In the acquisition of participation interests, the Adviser will consider the following quality factors:

     . a high quality underlying municipal security (of which the Fund takes possession);
     . a high quality issuer of the participation interest; or . a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

     The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Ohio Obligations.  As described above, the Ohio Tax-Exempt Money Market
     -----------------
Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Tax-Exempt Money Market Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,100 indicated a 0.5% population increase from 1980. The Census estimate for 1999 was 11,256,700.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years except 1999 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998, 4.3% vs. 4.2% in 1999, and with State rates slightly higher than national rates in January through March 2000 but the same or slightly lower in April through August). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Tax-Exempt Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.

     The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

     The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bill versions as passed by the House and the Senate and in the acts as passed and signed.

     From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income reduction fund and $49 million to the BSF. The BSF had an October 31, 2000 balance of slightly over $1 billion.

     The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for.

The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 31, 2000, $1.57 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($29.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.22 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($131.4 million outstanding, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($130.1 million outstanding as of October 31, 2000) and facilities for state supported and assisted institutions of higher education ($300 million outstanding).

     That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

     A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from revenues and receipts to be designated by the General Assembly.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding or awaiting delivery at October 31, 2000.

     In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of October 31, 2000) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2000) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts (as of October 31, 2000) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000 the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, did not comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintains continuing jurisdiction, and has scheduled for June 2001 further review by it of State responses to its ruling. With particular respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in its view insufficient.

     A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of October 31, 2000, six municipalities were in "fiscal emergency" status and two in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to nine districts with three on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Investment Limitations
----------------------

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund (other than the Ohio Tax-Exempt Money Market Fund) may:

1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2.  Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     In accordance with current SEC regulations, the Money Market Fund and Institutional Money Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. government securities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SEC Rule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United

States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In addition, the Tax-Exempt Money Market Fund may not:

12. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum income tax are considered taxable.

     The Ohio Tax-Exempt Money Market Fund may not:

     1.  Sell any securities short.

     2. Purchase any securities on margin, but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

     3. Issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed.

     4. Borrow money or engage in reverse repurchase agreements for investment leverage. However, the Fund may borrow money up to one-third of the value of its total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

     5. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, they may mortgage, pledge, or hypothecate assets having a market value not exceeding 15% of the value of total assets at the time of the pledge. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

     6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     7. Purchase or sell real estate, including limited partnership interests. However, it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

     8. Purchase or sell commodities, commodity contracts, or commodity futures contracts.

     9. Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by its investment objectives, policies, and limitations or the By-Laws.


     10. Invest more than 10% of the value of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain other restricted securities which meet the criteria for liquidity as established by the Company's Board of Directors.

The Directors may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     1. The Ohio Tax-Exempt Money Market Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Directors and repurchase agreements providing for settlement in more than seven days after notice.

     Under criteria established by the Board of Directors, certain restricted securities are considered to be liquid. The Funds will limit their purchases of illiquid securities to 10% of their respective net assets which include restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

     2. The Ohio Tax-Exempt Money Market Fund will limit its investment in other investment companies to:

 .    no more than 3% of the total outstanding voting stock of any investment company,

 .    no more than 5% of its total assets in any one investment company,

 .    no more than 10% of its total assets in investment companies in general.

     The Ohio Tax-Exempt Money Market Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own.

     The Ohio Tax-Exempt Money Market Fund will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. The Adviser will waive its investment advisory fee on assets of the Fund invested in securities of open-end investment companies.

     These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies may incur certain expenses that may be duplicative of certain fees incurred by the Fund.

     3. The Ohio Tax-Exempt Money Market Fund will not purchase securities if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest more than 25% of the value of its assets in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The Ohio Tax-Exempt Money Market Fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of Fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

     The Fund does not expect to borrow money or pledge securities in excess of 5% of the value of its respective total assets in the coming fiscal year.

     For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation. Each Fund will monitor liquidity on an ongoing basis to determine whether an adequate level of liquidity is being maintained. If due to market fluctuations or other reasons, the amount of borrowings exceed the limit stated above, a Fund will promptly reduce such amount.

     Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to the Prospectus and this SAI. For purposes of limitation no. 1, "total assets" includes the value of the collateral for the securities loaned.

                                NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for the Institutional Shares and Retail A Shares and by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans applicable only to the Retail A Shares and certain payments under the Funds' Shareholder Servicing Plans applicable to Retail A Shares and Institutional Shares of the Money Market Funds. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders is normally determined as of 11:30 a.m. Central Time (9:00 a.m. Central Time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central Time for the U. S. Treasury Money Market Fund) on each day the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Currently the Exchange and the Fedline System observe the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday (Exchange only), Memorial Day, Independence Day, Labor Day, Columbus Day (Fedline only), Veteran's Day (Fedline only), Thanksgiving and Christmas.

     The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

     Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of each Fund described in this SAI are sold without a sales charge imposed by the Company, although Shareholder Organizations may be paid by the Company for advertising, distribution, or shareholder services. Depending on the terms of the particular account, Shareholder Organizations may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Funds' Prospectus under "Redemption of Shares" and in the SAI under "Net Asset Value," the Company may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Exchange Privilege
------------------

     By use of the exchange privilege, shareholders of the Funds authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or Retail A money market fund shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection
           ----
with an exchange involving shares that had been purchased with a sales charge) as well as additional Retail A Shares acquired through reinvestment of dividends or distributions on such Retail A Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and money market fund shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Y Shares of any Fund may be exchanged for Y Shares of any other Firstar Fund. Y Shares of any Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of a Money Market Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

     Shares in a fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the Company's customary policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

     For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Firstar Funds Center at1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

Retirement Plans:  Retail Shares of the Funds.
----------------------------------------------

     Individual Retirement Accounts.  The Company has available a plan (the
     ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a

Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to the Roth IRA and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses. A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor Services at 800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

   Additional Information Regarding Shareholder Services For Retail A Shares
   -------------------------------------------------------------------------

Periodic Investment Plan
------------------------

     The Retail A Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail A Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

ConvertiFund(R) Transactions
----------------------------

     The Retail A Shares of the Funds permit shareholders to effect ConvertiFund(R) transactions, an automated method by which a shareholder may invest proceeds from one account to another account of the Firstar family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFund(R) transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Investments in the non-money market funds will be subject to the applicable sales charges.

Systematic Withdrawal Plan
--------------------------

     The Retail A Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue an indefinite number of full and fractional shares of common stock, $.0001 par value per share that shall be divided into two hundred classes (each a designated "class" or "fund"). Each class of the Money Market Funds is further divided into two series designated as Institutional Shares and Retail A Shares (each, a "Series") as follows:

Class and Series of Common Stock
                    ------------

1-Money Market Fund/Institutional
1-Money Market Fund/A

2-Tax-Exempt Money Market Fund/Institutional
2-Tax-Exempt Money Market Fund/A

3-U.S. Government Money Market Fund/Institutional
3-U.S. Government Money Market Fund/A

4-Institutional Money Market Fund/Institutional
4-Institutional Money Market Fund/A

5-U.S. Treasury Money Market Fund/Institutional
5-U.S. Treasury Money Market Fund/A

27-Ohio Tax-Exempt Money Market Fund/Institutional
27-Ohio Tax-Exempt Money Market Fund/A

       The Board of Directors has also authorized the issuance of classes 6 through 26 and 28 through 36 common stock representing interests in 30 other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares have been classified by the Board into 164 additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

     When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     Investments in the Ohio Tax-Exempt Money Market Fund are not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     Capital gains experienced by the Ohio Tax-Exempt Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

     The Tax-Exempt Money Market Fund intends to invest all or substantially all of its assets in debt obligations the interest on which is exempt for Federal income tax purposes. For the Tax-Exempt Money Market Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.


     Ohio Taxes.
     ----------

     Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax-Exempt Money Market Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of the Ohio Tax-Exempt Money Market Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

     Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

     Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

     The Ohio Tax-Exempt Money Market Fund is not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Tax-Exempt Money Market Fund is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code.

The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied.

     This discussion of Ohio taxes assumes that the Ohio Tax-Exempt Money Market Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.


                           MANAGEMENT OF THE COMPANY

     The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.


Directors and Officers
----------------------

     The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                Position(s) held with    Principal Occupations During Past 5 Years and
Name, Address & Age             the Company              Other Affiliations
---------------------------------------------------------------------------------------------------------
Glen R. Bomberger               Director                 Executive Vice President, Chief Financial
One Park Plaza                                           Officer and Director, A.O. Smith Corporation (a
11270 West Park Place                                    diversified manufacturing company) since January
Milwaukee, WI 53224-3690                                 1987; Director of companies affiliated with A.O.
Age: 62                                                  Smith Corporation; Director, Smith Investment
                                                         Company; Director of companies affiliated with
                                                         Smith Investment Company.

Bronson J. Haase*               Director                 President and CEO of Wisconsin Gas Company,
6948 Wildwood Point                                      WICOR Energy, FieldTech and Vice President of
Chenequa, WI 53029                                       WICOR, Inc. from 1998 to October 2000; President
Age: 56                                                  and CEO of Ameritech - Wisconsin (formerly
                                                         Wisconsin Bell) from 1993 to 1998; President of
                                                         Wisconsin Bell Communications from 1993 to 1998;
                                                         Board of Directors, The Marcus Corporation;
                                                         Trustee of Roundy Foods; Chairman of the
                                                         Wisconsin Utilities Association.

                                Position(s) held with    Principal Occupations During Past 5 Years and
Name, Address & Age             the Company              Other Affiliations
---------------------------------------------------------------------------------------------------------
Dawn M. Hornback                                         Trustee of Firstar Stellar Funds from February
c/o Firstar Corporation                                  1997 to December 2000; Founder, President and
425 Walnut Street                                        Chief Executive Officer of Observatory Group,
Cincinnati, OH 45202                                     Inc. (brand identity firm) since August 1990.
Age: 36

Joseph J. Hunt                                           Director of Mercantile Mutual Funds, Inc. since
Iron Workers International                               1994; Treasurer of the International Association
Union                                                    of Bridge, Structural and Ornamental Iron
1750 New York Ave., N.W.                                 Workers (IABSOIW) (international labor union)
Suite 400                                                since 1998; General Vice-President of IABSOIW
Washington, D.C. 20006                                   from 1994 to 1998.
Age: 57

Bruce Laning*                   Director, President      President and CEO, FIRMCO since 2000; Director,
777 E. Wisconsin Avenue,        and Treasurer            FIRMCO since 2000; Senior Vice-President, FIRMCO
Suite 800                                                from 1999 to 2000; Vice-President, FIRMCO from
Milwaukee, WI 53202                                      1994 to 1999.
Age: 40

Jerry G. Remmel                 Director                 Retired; Vice President, Treasurer and Chief
16650A Lake Circle                                       Financial Officer of Wisconsin Energy
Brookfield, WI 53005                                     Corporation from 1994 to 1996; Treasurer of
Age: 68                                                  Wisconsin Electric Power Company from 1973 to
                                                         1996; Director of Wisconsin Electric Power
                                                         Company from 1989 to 1996; Senior Vice
                                                         President, Wisconsin Electric Power Company from
                                                         1988 to 1994; Chief Financial Officer, Wisconsin
                                                         Electric Power Company from 1983 to 1996; Vice
                                                         President and Treasurer, Wisconsin Electric
                                                         Power Company from 1983 to 1989.

                                Position(s) held with    Principal Occupations During Past 5 Years and
Name, Address & Age             the Company              Other Affiliations
---------------------------------------------------------------------------------------------------------
Richard K. Riederer             Director                 President and Chief Executive Officer of Weirton
400 Three Springs Drive                                  Steel since 1995; Director of Weirton Steel
Weirton, WV 26062-4989                                   since 1993; Executive Vice President and Chief
Age: 56                                                  Financial Officer, Weirton Steel January from
                                                         1994 to 1995; Vice President of Finance and
                                                         Chief Financial Officer, Weirton Steel January
                                                         from 1989 to 1994; Member, Board of Directors of
                                                         American Iron and Steel Institute since 1995;
                                                         Member, Board of Directors, National Association
                                                         of Manufacturers since 1995; Member, Board of
                                                         Directors, WESBANCO since September 1997;
                                                         Trustee of Carnegie Mellon University since 1997.

James M. Wade                   Chairman of the Board    Retired; Vice President and Chief Financial
2802 Wind Bluff Circle                                   Officer, Johnson Controls, Inc. (a controls
Wilmington, NC 28409                                     manufacturing company) from January 1987 to May
Age: 56                                                  1991.

Jerry V. Woodham                N/A                      Chairman of the Board, President and Director of
St. Louis University                                     Mercantile Mutual Funds, Inc. since 1982;
Fitzgerald Hall                                          Treasurer, St. Louis University since August
3500 Lindell Blvd.                                       1996; Treasurer, Washington University from 1981
St. Louis, MO 63131                                      to 1995.
Age: 57

Marian Zentmeyer*               Director                 Chief Equity Investment Officer and Director,
777 E. Wisconsin Ave.                                    FIRMCO, since 1998; Senior Vice President and
Suite 800                                                Senior Portfolio Manager, FIRMCO from 1995 to
Milwaukee, WI 53202                                      1998.
Age 43

William H. Zimmer, III                                   Trustee and member of Audit Committee of Firstar
c/o Firstar Corporation                                  Stellar Funds from February 1996 to December
425 Walnut Street                                        2000, Senior Vice President and Chief Financial
Cincinnati, OH 42502                                     Officer, ecampus.com since September 1999
Age: 46                                                  (e-commerce); Executive Vice-President and Chief
                                                         Financial Officer, Advanced Communications
                                                         Group, Inc. since December 1998; Corporate Vice
                                                         President, Cincinnati Bell, Inc. from 1997 to
                                                         1998; Assistant Treasurer, Cincinnati Bell, Inc.
                                                         from 1988 to 1991.

                                Position(s) held with    Principal Occupations During Past 5 Years and
Name, Address & Age             the Company              Other Affiliations
---------------------------------------------------------------------------------------------------------
W. Bruce McConnel, III          Secretary                Partner of the law firm of Drinker Biddle &
One Logan Square                                         Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age: 57

Laura J. Rauman                 Vice President           Senior Vice President, FIRMCO since 1995; Vice
777 E. Wisconsin Avenue,                                 President of Mercantile Mutual Funds since
Suite 800                                                April, 2000; Senior Auditor, Price Waterhouse,
Milwaukee, WI 53202                                      LLP, prior thereto.
Age: 31

Joseph C. Neuberger             Assistant Treasurer      Senior Vice President, Firstar Mutual Fund
615 E. Michigan Street                                   Services, LLC since 1994; Manager, Arthur
Milwaukee, WI 53202                                      Andersen LLP, prior thereto.
Age: 38

* Mr. Haase, Mr. Laning and Ms. Zentmyer are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.

                                                                                                      TOTAL
                                                          PENSION OR                            COMPENSATION FROM
                                                          RETIREMENT           ESTIMATED             COMPANY
                                   AGGREGATE           BENEFITS ACCRUED         ANNUAL               AND FUND
           NAME OF             COMPENSATION FROM        AS PART OF FUND      BENEFITS UPON      COMPLEX* PAID TO
       PERSON/POSITION           THE COMPANY              EXPENSES             RETIREMENT            DIRECTORS
       ---------------           -----------              --------             ----------            ---------
        James M. Wade             $18,500                    $0                    $0                  $18,500
    Chairman of the Board

     Glen R. Bomberger            $15,000+                   $0                    $0                  $15,000
          Director

     Jerry G. Remmel              $15,000                    $0                    $0                  $15,000
          Director

    Richard K. Riederer           $15,000                    $0                    $0                  $15,000
          Director

      Charles R. Roy              $15,000                    $0                    $0                  $15,000
          Director

     Bronson J. Haase             $15,000                    $0                    $0                  $ 3,500
          Director

   Dawn M. Hornback++             $     0                    $0                    $0                  $     0
          Director

     Joseph J. Hunt++             $     0                    $0                    $0                  $     0
          Director

    Jerry V. Woodham++            $     0                    $0                    $0                  $     0
          Director

   William H. Zimmer++            $     0                    $0                    $0                  $     0
          Director

     Bruce Laning++               $     0                    $0                    $0                  $     0
          Director

   Marian Zentmyer++              $     0                    $0                    $0                  $     0
          Director

     *The "Fund Complex" includes only the Company. The Company is comprised of 36 separate portfolios.

     +Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

     ++Mesdames Hornback and Zentmyer and Messrs. Hunt, Woodham and Zimmer were elected as Directors on November 8, 2000. Mr. Laning was appointed a Director in February 2000.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman and President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


Advisory Services
-----------------

     FIRMCO (the "Adviser"), a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the Money Market, Institutional Money Market, U. S. Government Money Market, U. S. Treasury Money Market and Tax-Exempt Money Market Funds as of February 3, 1992, and to the Ohio Tax-Exempt Money Market Fund on April 1, 2000. Prior thereto, investment advisory services to the Money Market, Institutional Money Market, U. S. Government Money Market, U. S. Treasury Money Market and Tax-Exempt Money Market Funds were provided by Firstar Trust Company ("Firstar Trust"), an affiliate of the Adviser. Prior to April 1, 2000 investment advisory services to the Ohio Tax-Exempt Money Market Fund and the Predecessor Stellar Treasury Fund were provided by the Capital Management Division of Firstar Bank,
N. A., also a subsidiary of Firstar Corporation. In its Investment Advisory Agreements, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive additional advisory fees otherwise payable by the Funds.

     The Adviser has contractually agreed to waive fees and reimburse expenses for Retail A and Institutional Shares for the Ohio Tax-Exempt Money Market Fund and U. S. Treasury Money Market Fund until October 31, 2001.

     On November 27, 2000, the Mercantile Treasury Money Market Portfolio and the Firstar Stellar Treasury Fund, which were similarly managed to the Firstar
U. S. Treasury Money Market Fund, reorganized into the Firstar U. S. Treasury Money Market Fund. On December 11, 2000, the Firstar Stellar Ohio Tax-Free Money Market Fund reorganized into the Firstar Ohio Tax-Exempt Money Market Fund. For periods prior to November 27, 2000 and December 11, 2000, as applicable, historical data presented below for the Firstar U. S. Treasury Money Market Fund and Firstar Ohio Tax-Exempt Money Market Fund is that of the Predecessor Firstar Stellar Treasury Fund and Predecessor Firstar Stellar Ohio Tax-Free Money Market Fund. Prior to April 1, 2000, investment advisory services for the Predecessor Firstar Stellar Treasury and Firstar Ohio Tax-Free Money Market Funds were provided by the Capital Management Division of Firstar Bank, N. A., also a subsidiary of the Firstar Corporation.

     FIRMCO is entitled to be contractual fees calculated daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

          ------------------------------------------------------------------
                       Fund                         Amount Before Waivers
                       ----                         ---------------------
          ------------------------------------------------------------------
                  Money Market Fund                          0.50%
          ------------------------------------------------------------------
              Institutional Money Market Fund                0.49%
          ------------------------------------------------------------------
             U. S. Treasury Money Market Fund                0.44%
          ------------------------------------------------------------------
           U. S. Government Money Market Fund                0.50%
          ------------------------------------------------------------------
              Tax-Exempt Money Market Fund                   0.50%
          ------------------------------------------------------------------
           Ohio Tax-Exempt Money Market Fund                 0.50%
          ------------------------------------------------------------------

     FIRMCO has contractually agreed to waive fees and reimburse expenses as applicable until October 31, 2001.

     For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement for the fiscal years ended October 31, 1999, 1998 and 1997 , the Adviser was paid and waived advisory fees as follows:

                 Net Advisory Fees Paid (Advisory Fees Waived)

                                             1999                      1998                       1997
Money Market Fund                    $1,086,867 (335,701)      $809,190 (493,088)         $770,065 (401,147)

U.S. Treasury Money Market              519,416 (15,375)        313,106 (74,162)           264,236 (69,017)
Fund

U.S. Government Money Market          1,248,897 (6,821)         904,397 (81,346)           933,618 (50,816)
Fund

Tax-Exempt Money Market Fund            678,369 (14,071)        454,275 (88,110)           384,622 (72,448)

Institutional Money Market            6,285,747 (4,398,932)   3,552,582 (2,555,949)      2,758,246 (2,045,957)
Fund



     For the fiscal years ended November 30, 1999, 1998 and 1997, the Capital Management Division of Firstar Bank, N.A., was paid advisory fees, as follows:

                                                                 Gross Advisory Fees (Waivers)
                                                                 -----------------------------
Predecessor Stellar Fund                           1999                     1998                     1997
------------------------                           ----                     ----                     ----
Ohio Tax-Free Money                          $  307,088 (192,918)     $  195,781(142,326)/1/         N/A
Market Fund

Stellar Treasury Money Market Fund           $9,863,583               $6,734,607                   $4,990,143

__________________________
/1/ For the period from December 2, 1997 (commencement of operations) to November 30, 1998.

     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Regulatory Matters. Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

     Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

     Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the

SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

     Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     For the fiscal years ended October 31, 1999, 1998 and 1997, the following administrative fees were paid and waived:

                                             Net Administration Fees Paid (Administration Fees Waived)
                                             ---------------------------------------------------------
                                                1999                      1998                     1997
Money Market Fund                      $  271,041  (34,831)     $ 99,437   (184,778)      $ 92,516 (158,431)

U. S. Government Money Market
Fund                                      239,801  (30,215)       75,209   (139,922)        77,457 (141,599)

Tax-Exempt Money Market Fund              133,293  (15,624)       41,065    (77,310)        35,787  (65,920)

Institutional Money Market Fund         1,382,842 (973,726)      286,889 (1,046,264)       199,081 (869,952)

     Prior to October 1, 1998, Federated Administrative Services ("Federated") served as administrator to the Predecessor Stellar Funds of the Ohio Tax-Exempt Money Market Fund and the U. S. Treasury Money Market Fund. Edgewood Services, Inc. served as sub-administrator to the Predecessor Stellar Funds. For its services, Edgewood was paid a fee by Firstar Mutual Fund Services,

LLC and was not paid by the Funds. Effective October 1, 1998, Firstar Mutual Fund Services, LLC served as administrator to those Predecessor Funds.

     For the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and Federated as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                         Net Administration Fees Paid (Waivers)
                                                         --------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     Predecessor Stellar Fund           Firstar                Firstar               Federated              Federated
     ------------------------           -------                -------               ---------              ---------
                                         1999               10/1/1998 -           12/1/1997 -                 1997
                                         ----               ------------          -----------                 ----
                                                             11/30/98               9/30/98
                                                             --------               -------
------------------------------------------------------------------------------------------------------------------------------
    Stellar Treasury Money           $2,169,989             $290,973              $1,270,147              $922,287
    Market Fund
------------------------------------------------------------------------------------------------------------------------------
    Ohio Tax-Free Money Market       $   61,418             $  5,715              $   41,217($18,871)        N/A
    Fund
------------------------------------------------------------------------------------------------------------------------------


     Quasar Distributors, LLC, (the "Distributor") located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. Prior to August 1, 2000, B.C. Ziegler & Company ("Ziegler") served as Distributor to the Money Market, Institutional Money Market, U. S. Government Money Market and Tax-Exempt Money Market Funds. For the fiscal years ended October 31, 1999, 1998 and 1997, Ziegler received no fees for its distribution services.

     From April 1, 1999 to December 11, 2000, Edgewood Services, Inc. ("Edgewood") served as distributor to the Predecessor Stellar Funds. From October 1, 1998 to March 31, 1999, Ziegler served as distributor. Prior to October 1, 1998, Federated Securities Corp. ("Federated") served as distributor. No commissions were payable by the Predecessor Stellar Treasury and Tax-Free Funds.

     Firstar Stellar Funds adopted a Distribution and Service Plan, on behalf of the Predecessor Stellar Treasury Fund, with respect to Retail A Shares (known as Class C Shares with respect to the Predecessor Stellar Treasury Fund) pursuant to the 1940 Act and Rule 12b-1 thereunder.

     Pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Stellar Treasury Fund was charged the following amounts: (1) for the fiscal year ended November 30, 1999, $668,817 was paid to Edgewood Services, Inc. for the period from April 1, 1999 to November 30, 1999 and $251,336 was paid to Ziegler for the period from December 1, 1998 to March 31, 1999; (2) for the fiscal year ended November 30, 1998, $125,705 was paid to Ziegler for the period from October 1, 1998 to November 30, 1998 and $539,210 was paid to Federated from December 1, 1997 to September 30, 1998; and (3) for the fiscal year ended November 30, 1997, $202,834 was paid to Federated.

     Shareholder Organizations
     -------------------------

     As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with shareholder organizations providing for support and/or distribution services to customers of the shareholder organizations who are the beneficial owners of Retail A Shares of the Funds. Under the agreements, the Funds may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan applicable to Retail A Shares(not available for the Institutional Money Market Fund), Shareholder Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by a Service Plan for Retail A Shares, a Service Plan for Institutional Shares and, except for the Institutional Money Market Fund, a Distribution and Service Plan for Retail A Shares, which have been adopted by the Board of Directors. Because the Distribution and Service Plan for Retail A Shares contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     The Funds believe that there is a reasonable likelihood that their arrangements with shareholder organizations have benefited each Fund and its Retail A shareholders as a way of allowing shareholders organizations to participate with the Funds in the provision of support and distribution services to customers of the shareholder organizations who own Retail A Shares. Any material amendment to the arrangements with shareholder organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan for Retail A Shares with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan for Retail A Shares is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder

Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

     Shareholder organizations, which are affiliated with the Adviser, pursuant to the Service Plan received no fees for the fiscal years ended October 31, 1999, 1998 and 1997.

     The Funds paid fees to shareholder organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for Retail A Shares for the fiscal years ended October 31, 1999, 1998 and 1997 as follows:

                                                  Fees Paid to Non-Affiliated Shareholder Organizations
                                                  -----------------------------------------------------
                                                      1999                  1998                1997
                                                      ----                  ----                ----
Money Market Fund                                    $74,046              $63,411             $60,667

U.S. Government Money Market Fund                      1,060                  889                 809

Tax-Exempt Money Market Fund                             104                  335                 123

The Funds paid fees to shareholder organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1999, 1998, and 1997 as follows:

                                                  Fees Paid to Non-Affiliated Shareholder Organizations
                                                  -----------------------------------------------------
                                                      1999                  1998                1997
                                                      ----                  ----                ----
Money Market Fund                                   $20,808               $17,364              $5,944

U.S. Government Money Market Fund                       278                   391                 218

Tax-Exempt Money Market Fund                            544                   873                 366

Institutional Money Market Fund                           0                     0                   0


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank, N.A. serves as custodian of the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $20.00 per shareholder account with an annual minimum of $12,000 per Fund, and .01% of the Fund's net assets, plus certain other transaction charges and reimbursement for expenses.

     In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: Money Market, Institutional Money Market, U.S. Treasury Money Market, and U.S. Government Money Market Funds--$39,000 on the first $100 million, 0.01% on the next $200 million, and 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses; Tax-Exempt Money Market and Ohio Tax-Exempt Money Market Funds--$39,000 on the first $100 million, 0.02% on the next $200 million, and 0.01% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                   EXPENSES

          Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, Shareholder Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, membership fees in the Investment Company Institute, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

          PricewaterhouseCoopers LLP, independent accountants, serve as auditors for the Company. The Company's Annual Report to Shareholders with respect to the Continuing Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements in such Annual

Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The Company's Annual Report to Shareholders with respect to the Predecessor Stellar Funds for the fiscal year ended November 30, 1999 has been audited by Arthur Andersen LLP and has been filed with the SEC, and the unaudited Semi-Annual Report for the Predecessor Stellar Funds has been filed with the SEC. The audited financial statements and financial highlights incorporated by reference in this Statement of Additional Information have been audited by Arthur Andersen, LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing. The unaudited financial statements included in the Semi-Annual Report are also incorporated by reference in to this Statement of Additional Information.

                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.


                                CODE OF ETHICS

     The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                    YIELD AND OTHER PERFORMANCE INFORMATION

          From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

          The "tax-equivalent yield" of the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Fund's standardized "tax-equivalent yield" is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

     Interest earned on tax-exempt obligations of the Ohio Tax-Exempt Money Market Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          Each Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. Each Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

          Additionally, the total returns and yields of the Funds may be compared in publications to those of other mutual funds with similar investment objectives and to other relevant indices, rankings or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yields of the Money Market Fund and the Institutional Money Market Fund may be compared to the Donoghue's Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. The yield of the Ohio Tax-Exempt Money Market Fund may be compared to the Salomon Brothers Six-Month Prime Muni Notes Index, Salomon Brothers One-Month Tax-Exempt Commercial Paper Index and Donoghue's Money Fund Report. In addition, the yields of the Money Market, Institutional Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          Yield data and total return as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kiplingers Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return of an investment in a Fund's series of shares will fluctuate. Since performance fluctuates, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield and total return.

     For the seven day period ended April 30, 2000 the annualized yields of the Funds would be as follows:

                                 Current Yield       Current Yield         Effective Yield     Effective Yield
                                 with Waivers           without             with Waivers          without
                                                        Waivers                                   Waivers
Money Market Fund - Retail A         5.41%               5.18%                 5.56%               5.33%
Shares
Institutional Money Market           5.76%               5.52%                 5.93%               5.27%
Fund
U. S. Government Money               5.33%               5.13%                 5.47%               5.27%
Market Fund - Retail A Shares
Tax-Exempt Money Market              3.78%               3.78%                 3.85%               3.85%
Fund - Retail A Shares

     For the seven day period ended April 30, 2000 the tax equivalent yield of the Retail A Shares of the Tax-Exempt Money Market Fund was 5.48% (assuming a federal income tax rate of 31%).

     No Institutional Shares of the Funds were outstanding on April 30, 2000.

     For the seven day period ended May 31, 2000 the annualized yields of the Predecessor Stellar Treasury Fund and Predecessor Stellar Ohio Tax-Free Money Market Fund were as follows:

                                  Current Yield       Current Yield      Effective Yield     Effective Yield
                                   with Waivers          without          with Waivers          without
                                                         Waivers                                Waivers
U. S. Treasury Money Market           5.16%              5.01%               5.29%               5.14%
Fund - Retail A Shares
Ohio Tax-Exempt Money Market          3.37%              3.17%               3.43%               3.23%
Fund - Retail A Shares*
Ohio Tax-Exempt Money Market           N/A                N/A                 N/A                 N/A
Fund - Institutional Shares*

     *This yield is based on the yield of the corresponding class of the Predecessor Stellar Tax-Free Money Market Fund.

     For the seven day period ended May 31, 2000 the tax equivalent yield of the Ohio Tax-Exempt Money Market Fund was as follows:

     Ohio Tax-Exempt Money Market Fund Retail A Shares - 5.41%
                                  Institutional Shares - N/A

     The yield assumes a federal income tax rate of 31% and an Ohio income tax rate of 6.65%. The yield is based on the corresponding class of the Predecessor Ohio Tax-Free Money Market Fund.


                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectus, a "majority of the outstanding shares" of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of November 30, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolio of the Company because they possessed sole voting or investment power with respect to such shares:


Money Market                                41%
Institutional Money Market                  71%
Tax-Exempt Money Market                     75%
Treasury Money Market                       78%
U.S. Government Money Market                81%

Short-Term Bond                             86%
Intermediate Bond                           62%
U.S. Government Securities                  88%
Aggregate Bond                              89%
Bond IMMDEX (TM)                            66%
Tax-Exempt Intermediate Bond                70%
National Municipal Bond                     96%
Balanced Income                             79%
Balanced Growth                             74%
Growth & Income                             68%
Equity Index                                76%
Large Cap Core Equity                       82%
MidCap Core Equity                          75%
MidCap Index                                70%
Small Cap Core Equity                       75%
MicroCap                                    77%
International Value                         85%
International Growth                        92%


At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolio of the Company.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade .

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - `NR' indicates the Fitch does not rate the issuer or issue in question.

     - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                              FIRSTAR FUNDS INC.
                      Statement of Additional Information



                                   REIT Fund


                               December 11, 2000


                               TABLE OF CONTENTS
                               -----------------

                                                                 Page
                                                                 ----
     FIRSTAR FUNDS, INC.........................................    2
     DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS......    2
     INVESTMENT STRATEGIES AND RISKS............................    4
     NET ASSET VALUE............................................   11
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............   12
     DESCRIPTION OF SHARES......................................   19
     ADDITIONAL INFORMATION CONCERNING TAXES....................   20
     MANAGEMENT OF THE COMPANY..................................   22
     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT....   31
     EXPENSES...................................................   32
     INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...........   32
     COUNSEL....................................................   33
     CODE OF ETHICS.............................................   33
     PERFORMANCE CALCULATIONS...................................   34
     MISCELLANEOUS..............................................   37
     APPENDIX A.................................................  A-1

     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Firstar Funds, Inc.'s prospectus ("Prospectus") dated December 11, 2000, for Retail A, Retail B, Y and Institutional Shares of the REIT Fund ("the Fund"). This SAI is incorporated by reference in its entirety into the Prospectus. The Fund commenced operations as a portfolio (the "Predecessor Fund") of the Firstar Select Funds as further explained herein. On December 11, 2000, the Predecessor Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Prospectus, as well as the Predecessor Fund's Semi-Annual Report to Shareholders dated September 30, 1999 and the Predecessor Fund's Annual Report to Shareholders dated March 31, 2000, may be obtained, without charge, by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' reports thereon are incorporated by reference from the Predecessor Fund's Annual and Semi-Annual Reports into this SAI. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     The REIT Fund (the "Fund") was originally organized as the Firstar Select REIT-Plus Fund, a separate investment portfolio of Firstar Select Funds. On December 11, 2000, the Fund was reorganized as an investment portfolio of the Company.

     This SAI pertains to Retail A, Retail B, Y and Institutional Shares of the Fund. The Fund is a diversified portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company also offers other investment portfolios that are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC by telephone at 1-800-677-FUND or in writing at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     The Company is an open-end management investment company. The following policies supplement the Fund's respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Fund's shareholders. In addition a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Fund's shareholders, are taxable to them.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion believes such practice to be in the Fund's interest.

For the fiscal years ended March 31, 2000 and 1999, the Predecessor Fund paid brokerage commissions as follows:


                    2000                 1999
                    ----                 ----

                    $45,919              $94,143.88


None of the brokerage commissions were paid to affiliates of the Company, the Adviser, or the Administrator.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


                        INVESTMENT STRATEGIES AND RISKS

     Ratings. The ratings of Standard & Poor's Rating Group ("Standard &
     -------
Poor's"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Equity Securities.  The Fund may invest in common stock, preferred stock
     -----------------
and common stock equivalents (such as convertible preferred stock and convertible debentures) of real estate related companies (including real estate investment trusts ("REITs")) and other companies. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's or Moody's or, if unrated, are deemed to be of comparable quality by the Adviser. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     Corporate Debt Securities.  Corporate debt securities are bonds or notes
     -------------------------
issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Corporate debt securities are subject to the risk that the company may not be able to make interest and principal payments when due. In addition, these debt securities may decrease in value when interest rates rise. This interest rate risk increases with debt securities of longer maturities. Under normal circumstances, the Fund may invest up to 5% of its net assets in corporate bonds and notes. The Fund intends to invest only in fixed income securities rated A or higher by Moody's or Standard & Poor's or, if unrated, are deemed to be of comparable quality by the Adviser.

     Securities Lending.  The Fund may lend its portfolio securities to
     ------------------
unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans, which may be long-term or short-term, be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. In accordance with current SEC policies, the Fund is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan.

     Securities lending arrangements with broker/dealers and other institutional investors require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. The Fund may invest from time to time in "money
     ------------------------
market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Repurchase Agreements.  The Fund may agree to purchase securities from
     ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies.  The Fund may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. See "Investment Limitations" below. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. In addition, investment companies in which the Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with their own operations.

     U.S. Government Obligations. The Fund may invest in a variety of U.S.
     ---------------------------
Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Under normal circumstances, the Fund may invest up to 5% of its net assets in U.S. government obligations.

     Foreign Securities.  The Fund may invest up to 10% of its net assets at the
     ------------------
time of purchase in foreign equity securities including REITs. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Option Transactions.  The Fund may engage in option transactions involving
     -------------------
individual securities and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index, or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

          The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option, or, in the case of over-the-counter options, the writer does not perform its obligations.

     Convertible Securities.  The Fund may hold convertible securities, subject
     ----------------------
to its investment limitations. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment Limitations.  The Fund is subject to the investment limitations
     ----------------------
enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     1.   Borrowing Money.  The Fund will not borrow money, except (a) from a
          ---------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.   Senior Securities.  The Fund will not issue senior securities.  This
          -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3.   Underwriting.  The Fund will not act as underwriter of securities
          ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4.   Real Estate.  The Fund will not purchase or sell real estate.  This
          -----------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.   Commodities.  The Fund will not purchase or sell commodities unless
          -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.   Loans.  The Fund will not make loans to other persons, except (a) by
          -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7.   Concentration.  The Fund will not invest 25% or more of its total
          -------------
assets in any particular industry other than the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Board of Directors as maximum limitations on the Company's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Company, provided that if such merger, consolidation or acquisition results in an investment by the Fund in the securities of any issuer prohibited by said paragraphs, the Company shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          The following additional investment limitations with respect to the Fund are not fundamental and may be changed by the Board of Directors without shareholder approval:

     1.   Pledging.  The Fund will not mortgage, pledge, hypothecate or in any
          --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.   Borrowing.  The Fund will not purchase any security while borrowings
          ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not engage in borrowing or enter into reverse repurchase agreements.

     3.   Margin Purchases.  The Fund will not purchase securities or evidences
          ----------------
of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4.   Options.  The Fund will not purchase or sell puts, calls, options or
          -------
straddles, except as described in the Prospectus and this Statement of Additional Information.

     5.   Short Sales.  The Fund will not effect short sales of securities.
          -----------

     6.   Illiquid Securities.  The Fund will not purchase securities that are
          -------------------
restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price. Certain Rule 144A securities may be considered liquid; however the Fund has no present intention of investing in such securities.

     7.   Money Market Funds.  The Fund will not purchase shares of any money
          ------------------
market fund if immediately after such purchase more than 3 percent of the total outstanding shares of the money market fund would be owned by the Fund and its affiliates.

     Although the foregoing investment limitations would permit the Fund to invest in futures contracts, the Fund does not intend to engage in such transactions. Prior to engaging in such transactions, the Fund would add appropriate disclosure concerning its investments in such instruments in the Prospectus and this Statement of Additional Information.


                                NET ASSET VALUE

     The net asset value per share of the Fund is calculated separately for Retail A, Retail B, Y and Institutional Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plans and Service Plans applicable to Retail A, Retail B, Institutional and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders for the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the

"Exchange"), normally 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas.

     Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange-traded securities for which there were no transactions are valued at the current bid prices for the Fund. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Fund.  An illustration of the
     -----------------------------------------
computation of the initial offering price per share of the Retail A Shares of the Fund based on the value of the assets of the Predecessor Fund and number of outstanding securities at September 30, 2000 for the Fund, as follows:



                Net Assets (000s)                                    $  90
                Number of Shares Outstanding (000s)                     12
                Net Asset Value Per Share                            $7.38
                Sales Charge 5.00% of offering price
                   (5.28% of net asset value per share)              $0.39
                Public Offering Price                                $7.77


     Shareholder organizations or institutions may be paid by the Fund for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.
---------------------------------------------

     A.   Rights of Accumulation
          ----------------------

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is in equity Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B.   Letter of Intent
          ----------------

     As discussed in the Prospectus, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all such

Shares were purchased at one time. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time he or she purchases Shares.

     Exchange Privilege.  By use of the exchange privilege, shareholders
     ------------------
authorize the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or, in some cases, the shareholder's registered representative or account representative of record and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of the Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of the Fund or Retail A shares of a Firstar Funds money market fund ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an
-----
exchange involving shares that had been purchased with a sales charge) as well as additional Retail A Shares acquired through reinvestment of dividends or distributions on such Retail A Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares of the Fund acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares of the

Fund that have been acquired through an exchange of Retail B Shares may be exchanged for Retail B Shares of any other Fund offered by the Company without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

     D. Retail B Shares of the Fund may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the MMF Shares acquired through exchange. If the shareholder subsequently exchanges the MMF Shares back into Retail B Shares of the Fund, the holding period on the Shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of the Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and MMF shares will be charged.

     E. Retail A Shares of the Fund may be exchanged without a sales load for Retail A Shares of any other Fund that is offered by the Company without a sales load.

     F. Institutional Shares of the Fund may be exchanged for Institutional Shares of any other Fund offered by the Company.

     G. Y Shares of the Fund may be exchanged for Y Shares of any other Fund offered by the Company. Y Shares of the Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of any other money market fund offered by the Company.

     Except as stated above, a sales load will be imposed when shares of the Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund offered by the Company which are sold with a sales load.

     Retail A Shares of the Fund will be exchanged for Institutional Shares of the Fund if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets of which equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

     Shares in the Fund that are being exchanged will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC.  Certain types of redemptions may also qualify for an
     --------------------
exemption from the contingent deferred sales charge. To receive exemptions (i),
(ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii)   redemptions in connection with the death or disability of a shareholder;
or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail Shares of the Fund
-------------------------------------------

     Individual Retirement Accounts.  The Company has available a plan (the
     ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -
- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting Firstar Investor Services at 1-800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

     Additional Information Regarding Shareholder Services for Retail Shares
     -----------------------------------------------------------------------

     The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail Shares of the Fund permit shareholders to effect ConvertiFund(R) transactions, an automated method by which a Retail A or Retail B shareholder may invest proceeds from one Retail A or Retail B Share account to another Retail A or Retail B Share account of the Company, as the case may be. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFund(R) transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail Shares of the Fund offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of the Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Firstar Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue an indefinite number of full and fractional shares of common stock, $.0001 par value per share, which is divided into 200 classes, numbered consecutively 1 through 200. Classes 1 through 36 have been designated as individual portfolios of the Company and each such class is divided into series. The remaining classes will be reserved for future issuance. Shares designated Class 34 represent interests in the Fund and are divided into four series designated as Institutional Shares, Retail A Shares, Retail B Shares and Y Shares (each, a "Series"). Each Series consists of the number of shares set forth in the table below:

Class-Series of             Number of Authorized
Common Stock                Shares in Each Series
------------                ---------------------
34-Institutional                  100 Million
34-Y                              100 Million
34-A                              100 Million
34-B                              100 Million

     In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Prospectus, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each series of the Fund are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as a Distribution and Service Plan applicable to Retail A or Retail B Shares) but not the other series of the Fund, only the affected series will be entitled to vote. Each Institutional, Retail A, Retail B or Y Share of the Fund represents an equal proportionate interest with other Institutional, Retail A, Retail B or Y Shares in the Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights.

     When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                           MANAGEMENT OF THE COMPANY

     The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

     The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------
Glen R. Bomberger               Director                Executive Vice President, Chief Financial
One Park Plaza                                          Officer and Director, A.O. Smith Corporation (a
11270 West Park Place                                   diversified manufacturing company) since January
Milwaukee, WI  53224-3690                               1987; Director of companies affiliated with A.O.
Age: 62                                                 Smith Corporation; Director, Smith Investment
                                                        Company; Director of companies affiliated with
                                                        Smith Investment Company.

Bronson J. Haase*               Director                President and CEO of Wisconsin Gas Company,
6948 Wildwood Point                                     WICOR Energy, FieldTech and Vice President of
Chenequa, WI  53029                                     WICOR, Inc. from 1998 to October 2000; President
Age: 56                                                 and CEO of Ameritech - Wisconsin (formerly
                                                        Wisconsin Bell) from 1993 to 1998; President of
                                                        Wisconsin Bell Communications from 1993 to 1998;
                                                        Board of Directors, The Marcus Corporation;
                                                        Trustee of Roundy Foods; Chairman of the
                                                        Wisconsin Utilities Association.

Dawn M. Hornback                                        Trustee of Firstar Stellar Funds from February
c/o Firstar Corporation                                 1997 to December 2000; Founder, President and
425 Walnut Street                                       Chief Executive Officer of Observatory Group,
Cincinnati, OH  45202                                   Inc. (brand identity firm) since August 1990.
Age:  36

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------

Joseph J. Hunt                                          Director of Mercantile Mutual Funds, Inc. since
Iron Workers International                              1994; Treasurer of the International Association
Union                                                   of Bridge, Structural and Ornamental Iron
1750 New York Ave., N.W.                                Workers (IABSOIW) (international labor union)
Suite 400                                               since 1998; General Vice-President of IABSOIW
Washington, D.C.  20006                                 from 1994 to 1998.
Age: 57

Bruce Laning*                   Director, President     President and CEO, FIRMCO since 2000; Director,
777 E. Wisconsin Avenue,        and Treasurer           FIRMCO since 2000; Senior Vice-President, FIRMCO
Suite 800                                               from 1999 to 2000; Vice-President, FIRMCO from
Milwaukee, WI  53202                                    1994 to 1999.
Age:  40

Jerry G. Remmel                 Director                Retired; Vice President, Treasurer and Chief
16650A Lake Circle                                      Financial Officer of Wisconsin Energy
Brookfield, WI  53005                                   Corporation from 1994 to 1996; Treasurer of
Age: 68                                                 Wisconsin Electric Power Company from 1973 to
                                                        1996; Director of Wisconsin Electric Power
                                                        Company from 1989 to 1996; Senior Vice
                                                        President, Wisconsin Electric Power Company from
                                                        1988 to 1994; Chief Financial Officer, Wisconsin
                                                        Electric Power Company from 1983 to 1996; Vice
                                                        President and Treasurer, Wisconsin Electric
                                                        Power Company from 1983 to 1989.

Richard K. Riederer             Director                President and Chief Executive Officer of Weirton
400 Three Springs Drive                                 Steel since 1995; Director of Weirton Steel
Weirton, WV  26062-4989                                 since 1993; Executive Vice President and Chief
Age: 56                                                 Financial Officer, Weirton Steel January from
                                                        1994 to 1995; Vice President of Finance and
                                                        Chief Financial Officer, Weirton Steel January
                                                        from 1989 to 1994; Member, Board of Directors of
                                                        American Iron and Steel Institute since 1995;
                                                        Member, Board of Directors, National Association
                                                        of Manufacturers since 1995; Member, Board of
                                                        Directors, WESBANCO since September 1997;
                                                        Trustee of Carnegie Mellon University since 1997.

James M. Wade                   Chairman of the Board   Retired; Vice President and Chief Financial
2802 Wind Bluff Circle                                  Officer, Johnson Controls, Inc. (a controls
Wilmington, NC  28409                                   manufacturing company) from January 1987 to May
Age:  56                                                1991.

                                Position(s) held with     Principal Occupations During Past 5 Years and
Name, Address & Age             the Company               Other Affiliations
---------------------------------------------------------------------------------------------------------
Jerry V. Woodham                N/A                     Chairman of the Board, President and Director of
St. Louis University                                    Mercantile Mutual Funds, Inc. since 1982;
Fitzgerald Hall                                         Treasurer, St. Louis University since August
3500 Lindell Blvd.                                      1996; Treasurer, Washington University from 1981
St. Louis, MO  63131                                    to 1995.
Age:  57

Marian Zentmeyer*               Director                Chief Equity Investment Officer and Director,
777 E. Wisconsin Ave.                                   FIRMCO, since 1998; Senior Vice President and
Suite 800                                               Senior Portfolio Manager, FIRMCO from 1995 to
Milwaukee, WI  53202                                    1998.
Age 43

William H. Zimmer, III                                  Trustee and member of Audit Committee of Firstar
c/o Firstar Corporation                                 Stellar Funds from February 1996 to December
425 Walnut Street                                       2000, Senior Vice President and Chief Financial
Cincinnati, OH  42502                                   Officer, ecampus.com since September 1999
Age:  46                                                (e-commerce); Executive Vice-President and Chief
                                                        Financial Officer, Advanced Communications
                                                        Group, Inc. since December 1998; Corporate Vice
                                                        President, Cincinnati Bell, Inc. from 1997 to
                                                        1998; Assistant Treasurer, Cincinnati Bell, Inc.
                                                        from 1988 to 1991.

W. Bruce McConnel, III          Secretary               Partner of the law firm of Drinker Biddle &
One Logan Square                                        Reath LLP.
18th & Cherry Streets
Philadelphia, PA  19103
Age: 57

Laura J. Rauman                 Vice President          Senior Vice President, FIRMCO since 1995; Vice
777 E. Wisconsin Avenue,                                President of Mercantile Mutual Funds since
Suite 800                                               April, 2000; Senior Auditor, Price Waterhouse,
Milwaukee, WI 53202                                     LLP, prior thereto.
Age: 31

Joseph C. Neuberger             Assistant Treasurer     Senior Vice President, Firstar Mutual Fund
615 E. Michigan Street                                  Services, LLC since 1994; Manager, Arthur
Milwaukee, WI 53202                                     Andersen LLP, prior thereto.
Age: 38

* Messrs. Haase and Laning and Ms. Zentmyer are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following table presents certain information for the fiscal year ended October 31, 1999 about the fees received by the directors of the Company as directors and/or officers of the Company:

                                                  PENSION OR                               TOTAL
                                                  RETIREMENT          ESTIMATED        COMPENSATION
                                AGGREGATE          BENEFITS            ANNUAL          FROM COMPANY
          NAME OF              COMPENSATION       ACCRUED AS          BENEFITS           AND FUND
          PERSON/                FROM THE        PART OF FUND           UPON           COMPLEX* PAID
          -------
          POSITION               COMPANY           EXPENSES          RETIREMENT        TO DIRECTORS
          --------               -------           --------          ----------        ------------
        James M. Wade             $18,500            $0                 $0                 $18,500
       Chairman of the
            Board

      Glen R. Bomberger           $15,000+           $0                 $0                 $15,000
          Director

      Jerry G. Remmel             $15,000            $0                 $0                 $15,000
          Director

     Richard K. Riederer          $15,000            $0                 $0                 $15,000
          Director

       Charles R. Roy             $15,000            $0                 $0                 $15,000
          Director

     Bronson J. Haase             $15,000            $0                 $0                 $15,000
          Director

    Dawn M. Hornback++            $     0            $0                 $0                 $     0
         Director

     Joseph J. Hunt++             $     0            $0                 $0                 $     0
         Director

    Jerry V. Woodham++            $     0            $0                 $0                 $     0
         Director

     William H. Zimmer++          $     0            $0                 $0                 $     0
          Director

       Bruce Laning++             $     0            $0                 $0                 $     0
          Director

      Marian Zentmyer++           $     0            $0                 $0                 $     0
          Director

     ___________________
     *The "Fund Complex" includes only the Company. The Company is comprised of 35 separate portfolios.
+ Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.
++ Mmes. Hornback and Zentmyer and Messrs. Huntz, Wooham and Zimmer were elected as Directors on November 8, 2000. Mr. Laning was appointed a Director in February 2000.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as directors and/or officers although FIRMCO, of which Mr. Laning, Ms. Zentmyer and Ms. Rauman are President, Chief Equity Investment Officer and Senior Vice President, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

     Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

     FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the Fund as of December 11, 2000.

     FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

           ----------------------
                   Amount
               Before Waivers
               --------------
           ----------------------
                   0.75%
           ----------------------

FIRMCO has contractually agreed to waive fees and reimburse expenses for Retail A, Retail B, Y and Institutional Shares for the Fund until October 31, 2001.

     Prior to November 24, 2000, investment advisory services for the Predecessor Fund were provided by Firstar Bank, N.A., also a subsidiary of Firstar Corporation. For the fiscal years ended March 31, 2000, 1999 and 1998, the Predecessor Fund paid Firstar Bank, N.A. advisory fees (after waivers), as follows:

                       2000           1999          1998
                       ----           ----          ----
                       $229,393       $281,358      $214,090/1/

_______________
/1/ For the period from June 24, 1997 (commencement of operations) to March 31, 1998.

     FIRMCO is also the investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund, Equity Income Fund, Small Cap Index Fund, Global Equity Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEXtm Fund, Equity Index Fund, Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, National Municipal Bond Fund, Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund, Core International Equity Fund, Small Cap Aggressive Growth Fund, National Municipal Bond Fund, Aggregate Bond Fund and U.S. Government Securities Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity.

     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administration and Distribution Services
----------------------------------------

     Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by shareholder organizations and institutions; and generally assist in the Company's operations. The following administrative services are also provided by the Administrator: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to the Fund's shareholders and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus and this SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

     Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     Prior to November 24, 2000, Unified Fund Services, Inc. ("Unified") served as administrator, transfer agent and fund accountant to the Predecessor Fund. Effective December 1, 2000, Firstar Mutual Fund Services, LLC serves as administrator of the Predecessor Fund.

     For the fiscal years ended March 31, 2000, 1999 and 1998, the Predecessor Fund paid Unified administration and fund accounting fees (after waivers) as follows:

                    2000         1999         1998
                    ----         ----         ----
                    $66,953      $75,658      $29,253/1/

_____________
/1/ For the period from June 24, 1997 (commencement of operations) to March 31, 1998.

     The Distributor provides distribution services for the Fund as described in the Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

     Prior to December 11, 2000, Unified Management Corporation ("Unified") served as distributor to the Predecessor Fund. Unified was obligated to sell shares of the Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the Predecessor Fund were offered to the public on a continuous basis.

Shareholder Organizations
-------------------------

Retail A Shares
---------------

     As stated in the Prospectus, the Fund intends to enter into agreements from time to time with shareholder organizations providing for support and/or distribution services to customers of the shareholder organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Fund may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, shareholder organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail A Shares.

     The Fund's arrangements with shareholder organizations under the agreements are governed by two Plans (a Service Plan and a Rule 12b-1 Distribution and Service Plan) for Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares
---------------

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Fund. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

     Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares
--------

     As stated in the Prospectus, the Fund intends to enter into agreements from time to time with shareholder organizations providing for support services to customers of the shareholder organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Fund may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions;
(iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. All fees paid under these agreements are borne exclusively by the Fund's Y Shares.

     The Fund believes that there is a reasonable likelihood that its arrangements with shareholder organizations will benefit the Fund and the holders of Retail A, Retail B or Y Shares as a way of allowing shareholder organizations to participate with the Fund in the provision of support and distribution services to customers of the shareholder organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with shareholder organizations under the respective agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under a Distribution and Service Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund. So long as the Distribution and Service Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with the Company, shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a shareholder organization, the transfer agent's charge of $12.00 for each wire of redemption proceeds may be billed directly to the shareholder organization.

     Regulatory Matters.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Service Agreement by the Fund to a financial intermediary in connection with the investment of fiduciary funds in the Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Service Agreements.

     Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank, N.A. serves as custodian of the Fund's assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties, and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, plus 0.01% of the Company's next $1 billion plus 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of the Fund's assets -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses.

     Effective December 1, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Fund. Prior to November 24, 2000, Unified Fund Services, Inc., located at 431 North Pennsylvania, Indianapolis, Indiana 46204, served as the Predecessor Fund's transfer agent and dividend disbursing agent.


                                   EXPENSES

     Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities registration and qualification fees, advisory fees, administrative fees, shareholder organization fees (Retail A, Retail B and Y Shares only), charges of the custodian, transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company.

     The Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal year ended March 31, 2000 was prepared by McCurdy & Associates, CPAs, and has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto in the Annual Report and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of McCurdy & Associates, CPAs as experts in accounting and auditing.

     The Semi-Annual Report to Shareholders with respect to the Predecessor Funds for the six-month period ended September 30, 2000 has been filed with the SEC. The financial statements and notes thereto in such Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.


                                CODE OF ETHICS

     The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                           PERFORMANCE CALCULATIONS

     From time to time, the total return of the Retail A, Retail B, Y and Institutional Shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Total Return Calculations.
-------------------------

     The Fund computes "average annual total return" separately for its Retail A, Retail B, Y and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                P(1 + T)/n/  = ERV

                Where:  T =  average annual total return.

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =  hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

     The Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Fund computes its aggregate total returns separately for its Retail A, Retail B, Y and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return = [( ERV/P)-1]

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the

Fund's average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front-end sales charge in connection with the purchase of Retail A Shares and the 5.00% maximum sales load charged in connection with redemptions of Retail B Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return of the Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's shares may be compared to the Lehman Brothers Government/Corporate Total Index; S&P 500 Index; the S&P MidCap 400 Index, the S&P Small Cap 600 Index, Morgan Stanley REIT Index, NAREIT Index, Lipper Growth & Income Average, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 1000 Value Index, Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap Index; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in the Fund's shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by institutions directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.

     The Fund began operations on June 24, 1997 as a separate portfolio (the "Predecessor Select Fund") of Firstar Select Funds. On December 11, 2000 the Predecessor Select Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Select Fund. As of the date of this SAI, the Fund has not offered Retail A or Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

     The performance for the period prior to June 24, 1997 is the performance of a common trust fund managed by the Adviser which operated during the periods prior to commencement of operations of the Predecessor Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Predecessor Select Fund. The common trust fund transferred its assets to the Predecessor Select Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies and guidelines and restrictions to those of the Predecessor Select Fund. The common trust fund was not registered under 1940 Act and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. The common trust fund's performance was adjusted to reflect expenses of 1.34% (the percentage of expenses estimated for the Predecessor Select Fund in its original prospectus). If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected.

     The following are the average annual total returns for shares of the Fund from the date of the Fund's inception through September 30, 2000. These returns are based on the returns of the Predecessor Fund. The Fund's Institutional Shares correspond to the Predecessor Fund's B Shares and Y Shares.

                          Average Annual Total Return
                          ---------------------------

                           For the 1 Year Ended    For the 5 Years Ended      For the 10 Years
                                 9/30/2000               9/30/2000            Ended 9/30/2000
  Institutional Shares             22.40%                   9.33%                  11.83%
  Retail B Shares                  22.20%                    N/A                    N/A%

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

     As used in this SAI and in the Prospectus, a majority of the outstanding shares of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     As of November 30, 2000 the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

Money Market                                      41%
Institutional Money Market                        71%
Tax-Exempt Money Market                           75%
U.S. Treasury Money Market                        78%
U.S. Government Money Market                      81%
Short-Term Bond                                   86%
Intermediate Bond                                 62%
U.S. Government Securities                        88%
Aggregate Bond                                    89%
Bond IMMDEXTM                                     66%
Tax-Exempt Intermediate Bond                      70%
National Municipal Bond                           96%
Balanced Income                                   79%
Balanced Growth                                   74%
Growth & Income                                   68%
Equity Index                                      76%
Large Cap Core Equity                             82%
MidCap Core Equity                                75%
MidCap Index                                      70%
Small Cap Core Equity                             75%
MicroCap                                          77%

International Value                               85%

International Growth                              92%


At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolio of the Company.

                                  APPENDIX A

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The `r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - `NR' indicates the Fitch does not rate the issuer or issue in question.

     - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.